                                                                                                 Execution Copy

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                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

                                                  Depositor,

                                          DLJ MORTGAGE CAPITAL, INC.,

                                                    Seller,

                                            WELLS FARGO BANK, N.A.,

                     Master Servicer, Servicer, Back-Up Servicer and Trust Administrator,

                                       SELECT PORTFOLIO SERVICING, INC.,

                                        Servicer and Special Servicer,

                                          JPMORGAN CHASE BANK, N.A.,
                                           OCWEN LOAN SERVICING, LLC

                                                  Servicers,

                                                      and

                                        U.S. BANK NATIONAL ASSOCIATION,

                                                    Trustee

                                        POOLING AND SERVICING AGREEMENT

                                          DATED AS OF OCTOBER 1, 2005

                                                  relating to

                                    ADJUSTABLE RATE MORTGAGE TRUST 2005-11

                          ADJUSTABLE RATE MORTGAGE-BACKED PASS-THROUGH CERTIFICATES,

                                                SERIES 2005-11

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                                               TABLE OF CONTENTS

   SECTION 2.03.      Representations and Warranties of the Seller,
                       Master Servicer and Servicers........................................66
   SECTION 2.04.      Representations and Warranties of the Depositor as

   SECTION 3.05.      Collection of Mortgage Loans; Collection Accounts;
                       Certificate Account..................................................80
   SECTION 3.06.      Establishment of and Deposits to Escrow Accounts;
                       Permitted Withdrawals from
                       Escrow Accounts; Payments of Taxes, Insurance and Other Charges......83
   SECTION 3.07.      Access to Certain Documentation and Information Regarding the
                       Non-Designated Mortgage Loans; Inspections...........................85
   SECTION 3.08.      Permitted Withdrawals from the Collection Accounts and
                       Certificate Account..................................................85
   SECTION 3.09.      Maintenance of Hazard Insurance; Mortgage Impairment Insurance
                       and Mortgage Guaranty Insurance Policy; Claims; Restoration of
                       Mortgaged Property...................................................87
   SECTION 3.10.      Enforcement of Due on Sale Clauses; Assumption Agreements.............90
   SECTION 3.11.      Realization Upon Defaulted Mortgage Loans; Repurchase of Certain
                       Mortgage Loans.......................................................92
   SECTION 3.12.      Trustee and Trust Administrator to Cooperate;
                       Release of Mortgage Files............................................95
   SECTION 3.13.      Documents, Records and Funds in Possession of a Servicer to be

   SECTION 3.17.      Annual Independent Public Accountants' Servicing Statement;

ARTICLE VII     THE DEPOSITOR, THE SELLER, THE MASTER  SERVICER, THE SERVICERS AND
                      THE SPECIAL SERVICER.................................................128
   SECTION 7.01.      Liabilities of the Seller, the Depositor, the Master Servicer,
                       the Back-Up Servicer, the Servicers and the Special Servicer........128
   SECTION 7.02.      Merger or Consolidation of the Seller, the Depositor, the
                       Back-Up Servicer, the Master Servicer, the Servicers
                       or the Special Servicer.............................................128
   SECTION 7.03.      Limitation on Liability of the Seller, the Depositor, the Master
                       Servicer, the Back-Up Servicer, the Servicers, the Special

   SECTION 8.02.      Master Servicer or Trust Administrator to Act; Appointment of

   SECTION 10.10.     Appointment of Co-Trust Administrator or Separate Trust

                                                   EXHIBITS

   Exhibit D-1:       Form of Class AR Certificate.......................................D-1-1
   Exhibit D-2:       Form of Class AR-L Certificate.....................................D-2-1

   Exhibit M-1:       Form of Investment Letter..........................................M-1-1
   Exhibit M-2:       Form of Rule 144A Letter...........................................M-2-1
   Exhibit N:         Form of Investor Transfer Affidavit and Agreement....................N-1
   Exhibit O:         Form of Transfer Certificate.........................................O-1
   Exhibit P:         Form of SPS Mortgage Loans Report..................................P-1-1

   Exhibit V-1:       Form of Master Servicer Certification .............................V-1-1
   Exhibit V-2:       Form of Servicer Certification ....................................V-2-1
   Exhibit W:         Form of Certification Regarding Substitution of Defective Mortgage Loans
                      W-1

                                                   SCHEDULES

   Schedule I:        Mortgage Loan Schedule...............................................I-1
   Schedule IIA:      Representations and Warranties of Seller - DLJMC...................IIA-1
   Schedule IIB:      Representations and Warranties of Master Servicer - Wells Fargo....IIB-1
   Schedule IIC:      Representations and Warranties of Servicer and Special Servicer - SPSIIC-1
   Schedule IID:      Representations and Warranties of Servicer - Wells Fargo...........IID-1
   Schedule IIE:      Representations and Warranties of Servicer - JPMorgan..............IIE-1
   Schedule IIF:      Representations and Warranties of Servicer - Ocwen.................IIF-1
   Schedule III:      Representations and Warranties of DLJMC - Mortgage Loans...........III-1

                                                  APPENDICES

   Appendix A:        Calculation of Class Y Principal Reduction Amounts .........Appendix A-1

               THIS POOLING AND SERVICING  AGREEMENT,  dated as of October 1,  2005, is hereby  executed by and among CREDIT SUISSE FIRST BOSTON  MORTGAGE  SECURITIES  CORP.,  as depositor  (the  "Depositor"),  DLJ MORTGAGE
CAPITAL,  INC.  ("DLJMC"),  as seller (in such  capacity,  the  "Seller"),  WELLS FARGO BANK,  N.A.,  as master servicer  (in such  capacity,  the "Master  Servicer"),  as a servicer (in such  capacity,  a  "Servicer"),  as back-up servicer (in such capacity,  the "Back-Up Servicer") and as trust administrator (in such capacity,  the
"Trust  Administrator"),  SELECT  PORTFOLIO  SERVICING,  INC.  ("SPS"),  as a  servicer  (in such  capacity,  a
"Servicer"), and as special servicer (in such capacity, the "Special Servicer"),  JPMORGAN CHASE BANK, N.A., as
a servicer (in such capacity,  a "Servicer"),  OCWEN LOAN  SERVICING,  LLC, as a servicer (in such capacity,  a
"Servicer"),  and U.S. BANK NATIONAL  ASSOCIATION,  as trustee (in such capacity,  the "Trustee").  Capitalized terms used in this  Agreement  and not otherwise  defined will have the meanings  assigned to them in Article I below.

                                             PRELIMINARY STATEMENT

               The  Depositor  is the  owner of the  Trust  Fund  (other  than the  Trust's  rights  under  the
Group 5 Interest  Rate Cap Agreement)  that is hereby  conveyed to the Trustee in return for the  Certificates.
The Trust Fund (exclusive of any entitlement to Assigned  Prepayment  Premiums,  the Group 5  Interest Rate Cap
Agreement and the assets held in the Group 5  Interest Rate Cap Account) for federal  income tax purposes shall consist of three REMICs (referred to as "REMIC I," "REMIC II" and "REMIC III").

                                                    REMIC I

        As provided  herein,  the Trust  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of the Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loans and certain  other  related assets  (exclusive of any  entitlement  to Assigned  Prepayment  Premiums)  subject to this Agreement as a real estate  mortgage  investment  conduit (a "REMIC") for federal income tax purposes,  and such segregated pool of assets will be designated as "REMIC I."  Component I  of the  Class AR-L  Certificates  will represent the sole
Class of  "residual  interests"  in REMIC I for  purposes of the REMIC  Provisions  (as defined  herein)  under federal  income tax law. The following  table  irrevocably  sets forth the  designation,  remittance  rate (the
"Uncertificated  REMIC I  Pass-Through  Rate") and  initial  Uncertificated  Principal  Balance for each of the
"regular  interests"  in  REMIC I  (the  "REMIC I  Regular  Interests")  and the  Class  Principal  Balance  of
Component I  of the  Class AR-L  Certificates.  The "latest  possible  maturity  date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC I  Regular  Interest shall be the Maturity Date.  None of the REMIC I Regular Interests will be certificated.

 Class Designation                                    Initial
 for each REMIC I
 Regular Interest               Uncertificated    Uncertificated
and Component I of                  REMIC I          Principal
  the Class AR-L     Type of     Pass-Through    Balance or Class
   Certificates      Interest        Rate        Principal Balance     Final Maturity Date*
     Class Y-1        Regular     Variable(1)    $                        February 2036
                                                        18,521.77
     Class Y-2        Regular     Variable(2)    $                        February 2036
                                                        88,435.05
     Class Y-3        Regular     Variable(3)    $                        February 2036
                                                        48,372.37
     Class Y-4        Regular     Variable(4)    $                        February 2036
                                                       179,757.45
     Class Z-1        Regular     Variable(1)    $   37,025,013.74        February 2036
     Class Z-2        Regular     Variable(2)    $ 176,781,667.04         February 2036
     Class Z-3        Regular     Variable(3)    $   96,702,030.63        February 2036
     Class Z-4        Regular     Variable(4)    $ 359,356,168.50         February 2036
Component I of the   Residual     Variable(1)            $                February 2036
    Class AR-L                                         50.00
--------------------
*   The Distribution  Date in the specified month,  which is the month following the month the latest maturing  Mortgage Loan in the related Loan  Group matures.  For federal income tax purposes,  for each Class of REMIC I Regular and Residual Interests,  the "latest possible maturity date" shall be the Final Maturity Date.
(1) Interest  distributed to the REMIC I Regular  Interests Y-1 and Z-1 and Component I of the
    Class AR-L  Certificates  on each  Distribution  Date will have  accrued  at the  weighted average of the Net Mortgage Rates for the Group 1 Loans on the  applicable  Uncertificated
    Principal  Balance  or  Class  Principal  Balance  outstanding   immediately  before  such
    Distribution Date.
(2)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-2 and Z-2 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group 2  Loans  on  the  applicable   Uncertificated  Principal  Balance  outstanding
    immediately before such Distribution Date.
(3)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-3 and Z-3 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group 3  Loans  on  the  applicable   Uncertificated  Principal  Balance  outstanding
    immediately before such Distribution Date.
(4)            Interest  distributed  to the  REMIC I  Regular  Interests  Y-4 and Z-4 on each
    Distribution  Date will have accrued at the weighted average of the Net Mortgage Rates for
    the  Group 4  Loans  on  the  applicable   Uncertificated  Principal  Balance  outstanding
    immediately before such Distribution Date.

                                                   REMIC II

        As provided  herein,  the Trust  Administrator  will make an election to treat the  segregated  pool of assets  consisting  of  the  Group 5  Mortgage  Loans  and  certain  other  related  assets  (exclusive  of any entitlement to Assigned  Prepayment  Premiums,  the Group 5  Interest Rate Cap Agreement and the assets held in the Group 5 Interest Rate Cap Account) subject to this Agreement as a real estate mortgage  investment  conduit
(a "REMIC")  for  federal  income tax  purposes,  and such  segregated  pool of assets  will be  designated  as
"REMIC II."  Component II of the Class AR-L  Certificates will represent the sole Class of "residual interests"
in REMIC II  for  purposes of the REMIC  Provisions  (as defined  herein)  under  federal  income tax law.  The following  table  irrevocably  sets  forth  the  designation,  remittance  rate (the  "Uncertificated  REMIC II
Pass-Through  Rate") and initial  Uncertificated  Principal  Balance  for each of the  "regular  interests"  in
REMIC II (the  "REMIC II  Regular  Interests").  The "latest  possible  maturity date"  (determined  solely for purposes of satisfying  Treasury  regulation  Section 1.860G-1(a)(4)(iii))  for each REMIC II  Regular Interest shall be the Maturity Date.  None of the REMIC II Regular Interests will be certificated.

                                                      Initial
 Class Designation                                Uncertificated
 for each REMIC II                               -----------------
 Regular Interest               Uncertificated       Principal
 and Component II                  REMIC II         Balance or
 of the Class AR-L   Type of     Pass-Through     Class Principal
   Certificates      Interest        Rate             Balance          Final Maturity Date*
    Class LT-1        Regular     Variable(1)    $ 357,555,926.25         February 2036
    Class LT-2        Regular     Variable(1)    $                        February 2036
                                                        10,185.72
    Class LT-3        Regular        0.00%       $                        February 2036
                                                        25,576.01
    Class LT-4        Regular     Variable(2)    $                        February 2036
                                                        25,576.01
  Component II of    Residual         N/A        $                        February 2036
  the Class AR-L                                             0.00
--------------------
*    The Distribution Date in the specified month,  which is the month following the month the latest maturing Mortgage Loan in the related Loan  Group matures.  For federal income tax purposes,  for each  Class of  REMIC II  Regular  and  Residual  Interests,  the  "latest possible maturity date" shall be the Final Maturity Date.
(1)  Interest   distributed  to  the  REMIC II  Regular   Interests  LT-1  and  LT-2  on  each
     Distribution  Date will have  accrued at the weighted  average of the Net Mortgage  Rates for the Group 5 Loans on the  applicable  Uncertificated  Principal  Balance  outstanding immediately before such Distribution Date
(2)  Interest  distributed to the REMIC II  Regular  Interest LT-4 on each  Distribution  Date will have  accrued  at twice  the  weighted  average  of the Net  Mortgage  Rates for the
     Group 5 Loans on the applicable  Uncertificated Principal Balance outstanding immediately before such Distribution Date.
                                                   REMIC III

               As provided herein,  the Trust  Administrator  will elect to treat the segregated pool of assets consisting of the REMIC I Regular  Interests and REMIC II  Regular  Interests as a REMIC for federal income tax purposes,  and such segregated pool of assets will be designated as REMIC III.  The Class AR  Certificates will represent  the sole Class of  "residual  interests"  in REMIC III  for purposes of the REMIC  Provisions  under federal  income  tax law.  The  following  table and the  footnotes  that  follow  irrevocably  sets  forth the designation,  Pass-Through  Rate,  aggregate  Initial Class Principal  Balance,  and certain other features for each Class of  Certificates  comprising  the interests  representing  "regular  interests" in REMIC III and the
Class AR  Certificates.  The "latest  possible  maturity  date"  (determined  solely for purposes of satisfying
Treasury  Regulation  Section 1.860G-1(a)(4)(iii))  for each Class of  REMIC III Regular  Certificates shall be the Maturity Date.

                                                                                     Integral
                             Class                                                  Multiples
                           Principal           Pass-Through          Minimum        in Excess
        Class               Balance          Rate (per annum)     Denomination      of Minimum
     Class 1-A-1       $  31,090,000.00        Variable(1)           $25,000            $1
     Class 1-A-2       $    3,453,000.00       Variable(1)           $25,000            $1
    Class 2-A-1-1      $  27,550,000.00        Variable(2)           $25,000            $1
    Class 2-A-1-2      $  19,420,000.00        Variable(2)           $25,000            $1
     Class 2-A-2       $  17,580,000.00        Variable(2)           $25,000            $1
     Class 2-A-3       $  20,380,000.00        Variable(2)           $25,000            $1
    Class 2-A-4-1      $  56,000,000.00        Variable(2)           $25,000            $1
    Class 2-A-4-2      $  24,000,000.00        Variable(2)           $25,000            $1
     Class 3-A-1       $  90,220,000.00        Variable(3)           $25,000            $1
     Class 4-A-1       $312,635,000.00         Variable(4)           $25,000            $1
     Class 4-A-2       $  22,632,000.00        Variable(4)           $25,000            $1
     Class 5-A-1       $295,775,000.00         Variable(5)           $25,000            $1
     Class 5-A-2       $  32,875,000.00        Variable(6)           $25,000            $1
     Class 5-M-1       $  12,155,000.00        Variable(7)           $25,000            $1
     Class 5-M-2       $    7,870,000.00       Variable(8)           $25,000            $1
     Class 5-M-3       $    5,360,000.00       Variable(9)           $25,000            $1
     Class 5-M-4       $    1,790,000.00       Variable(10)          $25,000            $1
     Class 5-M-5       $    1,792,000.00       Variable(11)          $25,000            $1
     Class C-B-1       $  20,105,000.00        Variable(12)          $25,000            $1
     Class C-B-2       $    8,380,000.00       Variable(12)          $25,000            $1
     Class C-B-3       $    6,700,000.00       Variable(12)          $25,000            $1
     Class C-B-4       $    3,350,000.00       Variable(12)          $25,000            $1
     Class C-B-5       $    4,020,000.00       Variable(12)          $25,000            $1
     Class C-B-6       $    2,684,916.55       Variable(12)          $25,000           $1*
      Class 5-X        $                       Variable(14)           (15)             N/A
                             263.98(13)
       Class P                (16)                 N/A                (17)             N/A
      Class AR         $                           N/A                (18)             N/A
                                  0.00
_______________
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*   Except for one  certificate  of the Class C-B-6  Certificates  which  shall  contain any stub piece of less than $1.
(1)     With respect to each  Distribution  Date, the  Pass-Through  Rate for the  Class 1-A-1  and Class 1-A-2
    Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan  Group 1  for that  Distribution
    Date.
(2)     With  respect  to  each  Distribution   Date,  the  Pass-Through  Rate  for  the   Class Class 2-A-1-1,
    Class 2-A-1-2,  Class 2-A-2, Class 2-A-3, Class 2-A-4-1 and Class 2-A-4-2 Certificates shall be a per annum rate equal to the Net WAC Rate for Loan Group 2 for that Distribution Date.
(3)     With respect to each Distribution  Date, the Pass-Through Rate for the Class 3-A-1  Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan Group 3 for that Distribution Date.
(4)     With respect to each  Distribution  Date, the  Pass-Through  Rate for the  Class 4-A-1  and Class 4-A-2
    Certificates  shall be a per annum rate equal to the Net WAC Rate for Loan  Group 4  for that  Distribution
    Date.
(5)     The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-A-1  Certificates is
    4.3510% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-A-1  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(6)     The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-A-2  Certificates is
    4.4110%  per  annum.   After  such   Distribution   Date,  the  Pass-Through  Rate  for  the  Class 5-A-2-1
    Certificates  shall be a per annum  rate equal to the least of (a) the  sum of the  applicable  Certificate
    Index  and the  applicable  Certificate  Margin  for such  Distribution  Date,  (b) the  Net  Funds Cap and
    (c) 11.00%.
(7)     The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-M-1  Certificates is
    4.5510% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-M-1  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(8)     The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-M-2  Certificates is
    4.7310% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-M-2  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(9)     The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-M-3  Certificates is
    5.3810% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-M-3  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(10)    The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-M-4  Certificates is
    5.9810% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-M-4  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(11)    The  Pass-Through  Rate for the  November 2005  Distribution  Date for the Class 5-M-5  Certificates is
    6.2810% per annum.  After such Distribution  Date, the Pass-Through  Rate for the Class 5-M-5  Certificates
    shall be a per annum rate equal to the least of (a) the  sum of the  applicable  Certificate  Index and the applicable Certificate Margin for such Distribution Date, (b) the Net Funds Cap and (c) 11.00%.
(12)    With  respect to each  Distribution  Date,  the  Pass-Through  Rate for the  Class C-B-1,  Class C-B-2,
    Class C-B-3,  Class C-B-4,  Class C-B-5 and Class C-B-6 Certificates shall be a per annum rate equal to the quotient,  expressed  as a  percentage  of (a) the  sum of (i) the  product of (x) the Net WAC Rate of Loan
    Group 1 for that Distribution Date and (y) the Subordinate  Component Balance  for Loan Group 1 immediately prior to such  Distribution  Date,  (ii) the  product  of  (x) the  Net WAC Rate of Loan  Group 2  for that
    Distribution  Date and (y) the  Subordinate  Component Balance  for Loan Group 2  immediately prior to such
    Distribution  Date,  (iii) the  product of (x) the Net WAC Rate of Loan Group 3 for that  Distribution Date and (y) the  Subordinate  Component Balance  for Loan Group 3  immediately  prior to such Distribution Date and  (iv) the  product of (x) the  Net WAC Rate of Loan  Group 4  for that  Distribution  Date and  (y) the
    Subordinate  Component Balance  for Loan Group 4  immediately prior to such Distribution  Date,  divided by
    (b) the aggregate of the  Subordinate  Component  Balances for Loan Group 1, Loan Group 2, Loan Group 3 and
    Loan Group 4 immediately prior to such Distribution Date.
(13)    The Class 5-X  Certificates  will not accrue interest on their Class Principal  Balance.  The Class 5-X
    Certificates accrue interest on the Class 5-X Notional Amount.
(14)    The Class 5-X  Certificates  will be comprised of two REMIC III  regular  interests,  a principal  only regular interest designated 5-X-PO and an interest only regular interest  designated 5-X-IO,  which will be entitled to  distributions  as set forth herein.  On each  Distribution  Date,  the Class 5-X  Certificates shall be entitled to the Class 5-X  Distributable  Amount.  With respect to any Distribution Date, interest accrued on the  Class 5-X  Certificates  during the related  Accrual  Period  shall  equal  interest at the related  Pass-Through Rate on the Class 5-X  Notional Amount  immediately prior to such Distribution  Date, in each case reduced by any  interest  shortfalls  with  respect to the Mortgage  Loans in the related Loan
    Group including  Prepayment  Interest  Shortfalls  to the  extent  not  covered  by  Compensating  Interest
    Payments.  The Pass-Through  Rate for the Class 5-X  Certificates or the REMIC III  Regular Interest 5-X-IO
    for any  Distribution  Date shall equal a per annum rate equal to the percentage  equivalent of a fraction, the  numerator  of which is the product of (a) 30 and (b) the  sum of the  amounts  calculated  pursuant to clauses (i) through  (iv) below,  and the  denominator  of which is the product of (a) the actual number of days in the  related  Accrual  Period and  (b) the  aggregate  principal  balance of the  REMIC II  Regular
    Interests  LT1,  LT2, LT3 and LT4. For purposes of  calculating  the  Pass-Through  Rate for the  Class 5-X
    Certificates, the numerator is equal to the sum of the following components:
        (i)the  Uncertificated  Pass-Through  Rate for REMIC II  Regular  Interests  LT1 minus the Marker Rate, applied to a notional  amount equal to the aggregate  Uncertificated  Principal  Balance of REMIC II
           Regular Interests LT1;
        (ii)   the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest LT2 minus the Marker Rate, applied to a notional  amount  equal to the  Uncertificated  Principal  Balance of REMIC II  Regular
           Interest LT2; and
        (iii)  the  Uncertificated  Pass-Through  Rate for REMIC II Regular Interest LT4 minus twice the Marker
           Rate,  applied  to a notional  amount  equal to the  Uncertificated  Principal  Balance of  REMIC II
           Regular Interest LT4.
    Accrued interest on the Class 5-X  Certificates  shall accrue on the basis of a 360-day year and the actual number of days in the related  Accrual  Period.  Payments to any Class of  Group 5  Certificates in respect of Basis Risk  Shortfalls  from the Group 5  Available  Distribution  Amount  shall be deemed to have first been  distributed  from  REMIC III  to  the  holders  of  the  Class 5-X  Certificates  in  respect  of the
    Class 5-X-IO  REMIC III  Regular  Interest  and  then  paid  by  such  holders  to  such  Class of  Group 5
    Certificates.
(15)    The  Class 5-X  Certificates  will  be  issued  in  certificated,   fully-registered  form  in  minimum
    denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(16)    The Class P  Certificates will not have a Class Principal Balance.  The Class P Certificates shall have an initial  notional  balance of  $1,027,817,280.53  and will be  entitled  to  distributions  of  Assigned
    Prepayment Premiums only.  Such entitlement shall not be an interest in any REMIC created hereunder.
(17)    The  Class P   Certificates  will  be  issued  in  certificated,   fully-registered   form  in  minimum
    denominations of 20% of the Percentage Interest therein and increments of 10% in excess thereof.
(18)    The Class AR Certificates are issued in minimum Percentage Interests of 20%.

               For the avoidance of doubt,  the Trust  Administrator  shall account for any interest amount due to a  Certificateholder  in excess of the  interest  rate on the REMIC  Regular  Interest  issued by  REMIC III corresponding to such Certificate as part of the payment made to the Class 5-X  Certificates,  to the extent it is  entitled to funds from the REMIC,  and then paid  outside of the REMIC  pursuant to a separate  contractual right to such Certificateholder.

               The foregoing  REMIC  structure is intended to cause all of the cash from the Mortgage  Loans to flow through to REMIC III as cash flow on a REMIC Regular Interest,  without creating any  shortfall-actual  or potential  (other than for credit  losses) to any REMIC Regular  Interest.  To the extent that the structure is believed to diverge from such intention the Trust  Administrator  shall resolve  ambiguities to accomplish such result and shall to the extent  necessary  rectify any drafting errors or seek  clarification  to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

               Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates......     All Classes of Certificates other than the Physical
                                  Certificates.
Class A Certificates.........     The Group 1, Group 2, Group 3, Group 4 and Group 5 Senior
                                  Certificates.
Class C-B Certificates.......     The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4,
                                  Class C-B-5 and Class C-B-6 Certificates.
Class M Certificates.........     The Class 5-M-1, Class 5-M-2, Class 5-M-3, Class 5-M-4 and
                                  Class 5-M-5 Certificates.
ERISA-Restricted Certificates     Residual Certificates and Private Certificates; and any
                                  Certificates that do not satisfy the applicable ratings
                                  requirement under the Underwriter's Exemption.
Group 1 Certificates.........     The Class 1-A-1, Class 1-A-2 and Residual Certificates.
Group 2 Certificates.........     The Class 2-A-1-1, Class 2-A-1-2, Class 2-A-2, Class 2-A-3,
                                  Class 2-A-4-1 and Class 2-A-4-2 Certificates.
Group 3 Certificates.........     The Class 3-A-1 Certificates.
Group 4 Certificates.........     The Class 4-A-1 and Class 4-A-2 Certificates.
Group 5 Certificates.........     The Group 5 Senior Certificates, Class 5-X Certificates and
                                  Class M Certificates.
Group 5 Senior Certificates..     The Class 5-A-1 and Class 5-A-2 Certificates.
LIBOR Certificates...........     The Group 5 Senior Certificates and Class M Certificates.
Notional Amount Certificates.     The Class 5-X Certificates.
Offered Certificates.........     All Classes of Certificates other than the Private
                                  Certificates.
Private Certificates.........     The Class C-B-4, Class C-B-5, Class C-B-6, Class 5-X and
                                  Class P Certificates.
Physical Certificates........     The Residual Certificates and the Private Certificates.
Rating Agencies..............     Moody's, S&P and DBRS.
Regular Certificates.........     All Classes of Certificates other than the Residual
                                  Certificates.
Residual Certificates........     The Class AR and Class AR-L Certificates.
Senior Certificates..........     The Class A Certificates.
Subordinate Certificates.....     The Class M, Class C-B and Class 5-X Certificates.

               All covenants and  agreements  made by the Depositor  herein are for the benefit and security of the  Certificateholders.  The  Depositor is entering  into this  Agreement,  and the Trustee is  accepting  the trusts created hereby and thereby,  for good and valuable  consideration,  the receipt and sufficiency of which are hereby acknowledged.

               The parties  hereto  intend to effect an absolute sale and  assignment of the Mortgage  Loans to the Trustee  for the  benefit of  Certificateholders  under this  Agreement.  However,  the  Depositor  and the
Seller will hereunder  absolutely assign and, as a precautionary  matter grant a security  interest,  in and to its rights,  if any, in the related  Mortgage  Loans to the Trustee on behalf of  Certificateholders  to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

                                         W I T N E S S E T H T H A T:

               In consideration of the mutual  agreements  herein  contained,  the Depositor,  the Seller,  the
Master  Servicer,  the  Servicers,  the Special  Servicer,  the Trustee  and the Trust  Administrator  agree as follows:

                                                   ARTICLE I

                                                  DEFINITIONS

               Whenever used in this Agreement,  the following words and phrases,  unless the context otherwise requires, shall have the following meanings:

               1933 Act:  The Securities Act of 1933, as amended.

               Accepted  Servicing  Practices:  With respect to any Mortgage  Loan,  those  mortgage  servicing practices of prudent  mortgage  lending  institutions  which  service  mortgage  loans of the same type as such
Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

               Accrual  Period:  For  any  interest  bearing  Class of  Certificates,   other  than  the  LIBOR
Certificates,  and any Distribution  Date, the calendar month immediately  preceding such Distribution Date and with respect to the LIBOR  Certificates,  the period beginning on the immediately  preceding  Distribution Date
(or the Closing  Date,  in the case of the first Accrual  Period) and ending on the day  immediately  preceding such Distribution Date.

               Advance:  With  respect to any  Non-Designated  Mortgage  Loan and any  Distribution  Date,  any
payment  required  to be made by a  Servicer  or the  Master  Servicer,  as  applicable,  with  respect to such
Distribution Date pursuant to Section 5.01.

               With  respect to any IndyMac  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required to be made by (i) IndyMac  with respect to the Remittance  Date (as defined in the IndyMac  Underlying
Servicing  Agreement)  in the  month  of  such  Distribution  Date  pursuant  to  Section 5.03  of the  IndyMac
Underlying  Servicing  Agreement or (ii) the Master Servicer with respect to such Distribution Date pursuant to
Section 3.22(b) of this Agreement.

               With respect to any GMAC Mortgage Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by (i) GMAC  Mortgage with respect to the Remittance  Date (as defined in the GMAC Mortgage
Underlying  Servicing  Agreement) in the month of such  Distribution  Date pursuant to Section 5.03 of the GMAC
Mortgage  Underlying  Servicing  Agreement or (ii) the Master Servicer with respect to such  Distribution  Date pursuant to Section 3.22(b) of this Agreement.

               With respect to any Countrywide  Serviced  Mortgage Loan and any Distribution  Date, the payment required to be made by (i)  Countrywide  with  respect to the  Remittance  Date (as defined in the  Countrywide
Underlying  Servicing  Agreement)  in the month of such  Distribution  Date  pursuant  to  Subsection  11.19 of
Exhibit 9 of the Countrywide  Underlying  Servicing  Agreement or (ii) the Master Servicer with respect to such
Distribution Date pursuant to Section 3.22(b) of this Agreement.

               With respect to any EverBank  Serviced  Mortgage  Loan and any  Distribution  Date,  the payment required  to be  made by (i)  EverBank  with  respect  to the  Remittance  Date  (as  defined  in the  EverBank
Underlying  Servicing  Agreement)  in the month of such  Distribution  Date  pursuant  to  Section 5.03  of the
EverBank  Underlying  Servicing  Agreement or (ii) the Master Servicer with respect to such  Distribution  Date pursuant to Section 3.22(b) of this Agreement.

               With respect to any First Horizon Serviced Mortgage Loan and any Distribution  Date, the payment required to be made by (i) First Horizon with respect to the  Remittance  Date (as defined in the First Horizon
Underlying  Servicing  Agreement) in the month of such  Distribution Date pursuant to Section 5.03 of the First
Horizon  Underlying  Servicing  Agreement or (ii) the Master  Servicer with respect to such  Distribution  Date pursuant to Section 3.22(b) of this Agreement.

               Adverse REMIC Event:  As defined in Section 2.07(f).

               Adjustment  Date:  With  respect  to each  Mortgage  Loan,  each  adjustment  date on which  the
Mortgage Rate thereon changes  pursuant to the related  Mortgage Note. The first  Adjustment Date following the
Cut-off Date as to each such Mortgage Loan is set forth in the Mortgage Loan Schedule.

               Aggregate  Groups 1-4  Collateral  Balance:  With respect to any date of determination,  will be equal to the sum of the Aggregate  Loan Group  Balances for Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan
Group 4 as of such date of determination.

               Aggregate  Loan  Group Balance:  With  respect  to  any  Loan  Group  and  as  of  any  date  of determination,  will be equal to the  aggregate  Stated  Principal  Balance of the Mortgage  Loans in such Loan
Group as of the first day of the month of such date of determination.

               Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

               Ancillary  Income:  All  income  derived  from the  Non-Designated  Mortgage  Loans,  other than
Servicing  Fees and Master  Servicing  Fees,  including  but not limited to, late  charges,  fees received with respect to checks or bank drafts  returned by the  related  bank for  non-sufficient  funds,  assumption  fees, optional  insurance  administrative  fees and all other incidental fees and charges.  Ancillary Income does not include any Assigned Prepayment Premiums.

               Applied  Loss  Amount:  With  respect to any  Distribution  Date,  with  respect to the  Group 5
Certificates,  the excess,  if any, of (i) the aggregate Class Principal  Balances of the Group 5  Certificates
(other  than the related  Notional  Amount  Certificates),  after  giving  effect to all  Realized  Losses with respect to the Mortgage  Loans in Loan Group 5  during the  Collection  Period for such  Distribution  Date and payments of principal on such  Distribution  Date over (ii) the  Aggregate  Loan Group Balance for Loan Group 5
for such Distribution Date.

               Appraised  Value:  The appraised  value of the Mortgaged  Property based upon the appraisal made for the  originator  at the time of the  origination  of the  related  Mortgage  Loan or the sales price of the
Mortgaged  Property at the time of such  origination,  whichever is less,  or (i) with  respect to any Mortgage
Loan that  represents a refinancing  other than a Streamlined  Mortgage Loan, the lower of the appraised  value at  origination or the appraised  value of the Mortgaged  Property based upon the appraisal made at the time of such refinancing and (ii) with  respect to any Streamlined  Mortgage Loan, the appraised value of the Mortgaged
Property  based  upon the  appraisal  made in  connection  with the  origination  of the  mortgage  loan  being refinanced.

               Assigned  Prepayment  Premium:  Any Prepayment  Premium on a Wells Fargo Serviced Mortgage Loan,
any  Prepayment  Premium on a SPS Serviced  Mortgage  Loan and any other  Prepayment  Premium on deposit in the
Certificate Account.

               Assignment and Assumption  Agreement:  That certain assignment and assumption agreement dated as of October 1,  2005, by and between DLJ Mortgage Capital,  Inc., as assignor,  and the Depositor,  as assignee, relating to the Mortgage Loans.

               Assignment  of  Proprietary  Lease:  With  respect to a  Cooperative  Loan,  the  assignment  or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

               Available  Distribution  Amount:  With  respect to any  Distribution  Date and each of  Group 1,
Group 2, Group 3 and Group 4 the sum of:

(i).....all amounts in respect of Scheduled  Payments (net of the related  Expense Fees) due on the related Due
        Date and received prior to the related  Determination Date on the related Mortgage Loans, together with any Advances in respect thereof;

(ii)    all  Insurance  Proceeds (to the extent not applied to the  restoration  of the  Mortgaged  Property or released to the Mortgagor in accordance with the applicable  Servicer's Accepted Servicing  Standards), all Liquidation  Proceeds  received during the calendar month preceding the month of that  Distribution
        Date on the related  Mortgage  Loans, in each case net of unreimbursed  Liquidation  Expenses  incurred with respect to such Mortgage Loans;

(iii)   all Principal  Prepayments received during the related Prepayment Period on the related Mortgage Loans, excluding Prepayment Premiums;

(iv)    amounts  received  with respect to such  Distribution  Date as the  Substitution  Adjustment  Amount or
        Purchase  Price in respect of a Mortgage  Loan in the  related  Loan  Group repurchased  by the Seller, purchased by a Holder of a  Subordinate  Certificate  pursuant to  Section 3.11(f) or  purchased by the
        Special Servicer pursuant to Section 3.11(g) as of such Distribution Date;

(v)     any  amounts  payable as  Compensating  Interest  Payments  by a Servicer  with  respect to the related
        Mortgage Loans on such Distribution Date;

(vi)    all Recoveries, if any; and

(vii)   the portion of the Mortgage Loan Purchase Price related to such Loan  Group paid in connection  with an
        Optional Termination up to the amount of the Par Value for such Loan Group;

in the case of  clauses (i) through  (iv) above  reduced by amounts in  reimbursement  for Advances  previously made and other amounts as to which the Trustee, the Trust  Administrator,  a Servicer or the Master Servicer is
entitled to be reimbursed pursuant to Section 3.08 in respect of the related Mortgage Loans or otherwise.

               Back-Up  Servicer:  Wells Fargo Bank,  National  Association,  acting in its capacity as back-up servicer for the SPS Serviced Loans hereunder, or its successors in interest, as applicable.

               Bankruptcy  Code: The United States  Bankruptcy Code, as amended from time to time (11 U.S.C. §§
101 et seq.).

               Bankruptcy  Coverage  Termination  Date: The point in time at which the Bankruptcy Loss Coverage
Amount has been reduced to zero.

               Bankruptcy  Loss: With respect to any Loan Group,  Realized Losses on the Mortgage Loans in that
Loan Group incurred as a result of a Deficient Valuation or Debt Service Reduction.

               Bankruptcy  Loss Coverage  Amount:  As of any  Determination  Date, the Bankruptcy Loss Coverage
Amount  shall equal the Initial  Bankruptcy  Loss  Coverage  Amount as reduced by (i) the  aggregate  amount of
Bankruptcy  Losses  allocated to the  Class C-B  Certificates  since the Cut-off Date and (ii) any  permissible reductions in the Bankruptcy  Loss Coverage  Amount as evidenced by a letter of each Rating Agency to the Trust
Administrator  to the effect that any such reduction will not result in a downgrading,  or otherwise  adversely affect, of the then current ratings assigned to such Classes of Certificates rated by it.

               Basis Risk Shortfall:  For any Class of LIBOR  Certificates and any  Distribution  Date, the sum
of (i) the  excess,  if any,  of  (a) the  related  Current  Interest  calculated  on the basis of the least of
(x) the applicable  Certificate Index plus the applicable Certificate Margin, (y) the Maximum Interest Rate and
(z) 11.00% over (b) the  related  Current  Interest  for the  applicable  Distribution  Date,  (ii) any  amount described in clause  (i) remaining  unpaid from prior  Distribution  Dates, and (iii) interest on the amount in clause  (ii) for  the  related  Accrual  Period  calculated  at a per annum  rate equal to the least of (x) the applicable  Certificate Index plus the applicable  Certificate Margin, (y) the applicable Maximum Interest Rate and (z) 11.00%.

               Beneficial  Holder:  A Person  holding  a  beneficial  interest  in any  Certificate  through  a
Participant  or  an  Indirect  Participant  or a  Person  holding  a  beneficial  interest  in  any  Definitive
Certificate.

               Book-Entry Certificates: As set forth in the Preliminary Statement.

               Book-Entry Form: Any Certificate held through the facilities of the Depository.

               Business  Day:  Any day other than  (i) a  Saturday  or a Sunday or (ii) a day on which  banking institutions  in New York or the state in which the  office  of the  Master  Servicer  or any  Servicer  or the
Corporate  Trust Office of the Trustee or Trust  Administrator  are located are  authorized or obligated by law or executive order to be closed.

               Carryforward  Interest:  For any Class of LIBOR  Certificates and any Distribution Date, the sum
of (1) the amount,  if any, by which (x) the sum of  (A) Current  Interest for such  Class for the  immediately
preceding   Distribution  Date  and  (B)  any  unpaid  Carryforward   Interest  for  such  Class from  previous
Distribution  Dates  exceeds  (y) the  amount  paid in respect of interest on such  Class on  such  immediately preceding  Distribution  Date, and (2) interest on such amount for the related Accrual Period at the applicable
Pass-Through Rate.

               Cash Remittance  Date: With respect to any  Distribution  Date and (A) SPS, the 7th calendar day preceding  such  Distribution  Date,  or if such 7th  calendar  day is not a Business  Day,  the  Business  Day immediately  preceding  such  7th  calendar  day  and (B)  Wells  Fargo,  Ocwen,  JPMorgan  and the  Designated
Servicers,  the  18th calendar day of the month in which the Distribution Date occurs, or if such 18th calendar day is not a Business Day, the Business Day immediately following such 18th calendar day.

               Certificate:  Any Certificates  executed and authenticated by the Trust  Administrator on behalf of the  Trustee  for the  benefit of the  Certificateholders  in  substantially  the form or forms  attached as
Exhibits A through G hereto.

               Certificate  Account:  The  separate  Eligible  Account  created and  maintained  with the Trust
Administrator,  or any other bank or trust company  acceptable  to the Rating  Agencies  which is  incorporated under the laws of the United States or any state thereof pursuant to  Section 3.05,  which account shall bear a designation  clearly  indicating  that the funds  deposited  therein  are held in trust for the  benefit of the
Trust  Administrator,  as agent  for the  Trustee,  on behalf of the  Certificateholders  or any other  account serving a similar  function  acceptable to the Rating  Agencies.  Funds in the  Certificate  Account may (i) be
held uninvested  without  liability for interest or compensation  thereon or (ii) be  invested at the direction of the Trust  Administrator  in Eligible  Investments  and  reinvestment  earnings  thereon (net of  investment losses) shall be paid to the Trust  Administrator.  Funds  deposited in the Certificate  Account  (exclusive of the  amounts  permitted  to be  withdrawn  pursuant  to  Section 3.08(b))  shall  be  held  in  trust  for  the
Certificateholders.

               Certificate  Balance:  With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled  hereunder,  such amount being equal to the Denomination thereof  (i) minus all  distributions of principal and allocations of Realized Losses,  including Excess Losses or Applied Loss Amounts,  as applicable,  previously made or allocated with respect thereto and, in the case of the Class 5-A-2  Certificates and any Subordinate  Certificates,  reduced by any such amounts allocated to such
Class on  prior  Distribution  Dates pursuant to  Section 4.02  and (ii) plus the amount of any increase to the
Certificate Balance of such Certificate pursuant to Section 4.03.

               With respect to each Class 5-X  Certificate,  on any date of  determination,  an amount equal to the Percentage  Interest  evidenced by such  Certificate  multiplied by an amount equal to (i) the  excess,  if any, of (A) the Aggregate  Loan Group Balance for Loan Group 5 as of such date of  determination,  over (B) the then  aggregate  Class  Principal  Balance of the Group 5 Senior  Certificates  and Class M  Certificates  then outstanding,  which represents the sum of (i) the initial  principal  balance of the REMIC III Regular Interest
5-X-PO, as reduced by Realized Losses allocated thereto and payments deemed made thereon,  and (ii) accrued and unpaid interest on the REMIC III Regular Interest 5-X-IO, as reduced by Realized Losses allocated thereto.

               Certificate  Group:  Any of  Certificate  Group 1,  Certificate  Group 2,  Certificate  Group 3,
Certificate Group 4 or Certificate Group 5, as applicable.

               Certificate  Group 1:  Any of the Certificates with a  Class designation  beginning with "1" and relating to Loan Group 1.

               Certificate  Group 2:  Any of the Certificates with a  Class designation  beginning with "2" and relating to Loan Group 2.

               Certificate  Group 3:  Any of the Certificates with a  Class designation  beginning with "3" and relating to Loan Group 3.

               Certificate  Group 4:  Any of the Certificates with a  Class designation  beginning with "4" and relating to Loan Group 4.

               Certificate  Group 5:  Any of the Certificates with a  Class designation  beginning with "5" and relating to Loan Group 5.

               Certificateholder  or Holder:  The  Person in whose  name a  Certificate  is  registered  in the
Certificate Register.

               Certificate Index: With respect to each Distribution Date and the LIBOR  Certificates,  the rate for one month United States  dollar  deposits  quoted on Telerate  Page 3750 as of 11:00 A.M.,  London time, on the related Interest  Determination  Date relating to each Class of LIBOR  Certificates.  If such rate does not appear on such page (or such other page as may  replace  that page on that  service,  or if such  service is no longer  offered,  such other service for  displaying  one month LIBOR or comparable  rates as may be reasonably selected by the Trust  Administrator  after  consultation  with DLJMC),  the rate will be the related Reference
Bank  Rate.  If no such  quotations  can be  obtained  and no related  Reference  Bank Rate is  available,  the
Certificate  Index with respect to the LIBOR  Certificates  will be the  Certificate  Index  applicable to such
Certificates on the preceding Distribution Date.

               On the Interest  Determination  Date  immediately  preceding each  Distribution  Date, the Trust
Administrator  shall determine each Certificate  Index for the Accrual Period  commencing on such  Distribution
Date and inform the Master Servicer and each Servicer of such rate.

               Certificate  Margin:  As to each Class of LIBOR  Certificates,  the applicable  amount set forth below:

                                                  Certificate Margin
                   Class                    (1)                     (2)
                   5-A-1                   0.270%                  0.540%
                   5-A-2                   0.330%                  0.660%
                   5-M-1                   0.470%                  0.970%
                   5-M-2                   0.650%                  1.150%
                   5-M-3                   1.300%                  1.800%
                   5-M-4                   1.900%                  2.400%
                   5-M-5                   2.200%                  2.700%
          ___________
---------------------------------------------------------------------------------------------------------------
          (1) On and prior to the first  Distribution  Date on which the Optional  Termination  for
              Loan Group 5 may occur.
          (2) After the first Distribution Date on which the Optional  Termination for Loan Group 5 may occur.

               Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

               Class:  All  Certificates  bearing the same class  designation  as set forth in the  Preliminary
Statement.

               Class 5-M-1  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred  with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 5 Senior  Certificates,
after  giving  effect to  payments  on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the
Class 5-M-1  Certificates immediately prior to such Distribution Date exceeds (y) the lesser of (A) the product of (i) 88.90%  and (ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date and (B)
the amount,  if any, by which (i) the  Aggregate Loan Group Balance for Loan Group 5 for such Distribution Date exceeds (ii) 0.50% of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

               Class 5-M-2  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred  with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the sum of (i) the  aggregate Class Principal  Balance of the Group 5 Senior  Certificates
and  Class 5-M-1  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and
(ii) the Class Principal  Balance of the Class 5-M-2  Certificates  immediately prior to such Distribution Date exceeds  (y) the  lesser of (A) the product of (i) 93.30%  and (ii) the  Aggregate  Loan Group Balance for Loan
Group 5 for such  Distribution  Date and (B) the amount,  if any, by which (i) the Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate  Loan Group Balance for Loan
Group 5 as of the Cut-off Date.

               Class 5-M-3  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred  with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 5 Senior  Certificates,
Class 5-M-1 and Class 5-M-2  Certificates,  in each case, after giving effect to payments on such  Distribution
Date  and  (ii) the  Class  Principal  Balance  of the  Class 5-M-3  Certificates  immediately  prior  to  such
Distribution  Date exceeds  (y) the lesser of (A) the  product of (i) 96.30% and (ii) the  Aggregate Loan Group
Balance for Loan Group 5 for such  Distribution  Date and (B) the amount,  if any, by which  (i) the  Aggregate
Loan Group Balance for Loan Group 5 for such Distribution  Date exceeds  (ii) 0.50% of the Aggregate Loan Group
Balance for Loan Group 5 as of the Cut-off Date.

               Class 5-M-4  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred  with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 5 Senior  Certificates,
Class 5-M-1,  Class 5-M-2 and Class 5-M-3  Certificates,  in each case, after giving effect to payments on such
Distribution  Date and (ii) the Class Principal  Balance of the Class 5-M-4  Certificates  immediately prior to such  Distribution  Date exceeds  (y) the lesser of (A) the  product of (i) 97.30% and (ii) the  Aggregate Loan
Group  Balance  for Loan  Group 5 for such  Distribution  Date and (B) the  amount,  if any,  by which  (i) the
Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50% of the Aggregate
Loan Group Balance for Loan Group 5 as of the Cut-off Date.

               Class 5-M-5  Principal  Payment Amount:  For any Distribution Date on or after the Stepdown Date and as long as a Trigger Event has not occurred  with respect to such  Distribution  Date,  will be the amount, if any, by which (x) the sum of (i) the aggregate Class Principal  Balance of the Group 5 Senior  Certificates,
Class 5-M-1,  Class 5-M-2,  Class 5-M-3  and  Class 5-M-4  Certificates,  in each case,  after giving effect to payments on such  Distribution  Date and  (ii) the  Class  Principal  Balance of the  Class 5-M-5  Certificates
immediately  prior to such  Distribution  Date exceeds  (y) the  lesser of (A) the  product of  (i) 98.30%  and
(ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%
of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

               Class 5-X  Distributable  Amount:  With  respect  to any  Distribution  Date  and the  Class 5-X
Certificates,  to the extent of any Monthly  Excess  Cashflow  remaining  on such  Distribution  Date after the distribution  of  amounts  pursuant  to  Section 4.01(II)(d)(i)-(xi),  the sum of  (a) the  amount of  interest accrued  during the related  Accrual  Period on the Class 5-X  Certificates  (as  described in the  Preliminary
Statement) and (b) the Overcollateralization Release Amount, if any, for such Distribution Date.

               Class 5-X  Notional  Amount:  With respect to the Class 5-X  Certificates  or REMIC III  Regular
Interest  5-X-IO and any  Distribution  Date,  the aggregate of the  Uncertificated  Principal  Balances of the
REMIC II  Regular  Interests LT1, LT2, LT3 and LT4  immediately  prior to such  Distribution  Date,  (which for clarification  is equal to the  Aggregate  Loan  Group  Balance  for Loan  Group 5  as of the  first day of the related  Collection Period  (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution Date preceding the current Distribution Date)).

               Class A Certificates:  As set forth in the Preliminary Statement.

               Class C-B Certificates:  As set forth in the Preliminary Statement.

               Class C-B  Credit Support  Depletion  Date: The first  Distribution  Date on which the aggregate
Class Principal Balance of the Class C-B Certificates has been or will be reduced to zero.

               Class C-B  Percentage:  With respect to any  Distribution  Date, the aggregate  Class  Principal
Balance of the Class C-B  Certificates  immediately  prior to such  Distribution  Date divided by the Aggregate
Groups 1-4  Collateral  Balance  as of the first  day of the  related  Collection  Period  (excluding  any such
Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution  Date preceding the current Distribution Date).

               Class Interest  Shortfall:  With respect to any Distribution Date and Class of Group 1, Group 2,
Group 3,  Group 4 and  Class C-B  Certificates,  the amount by which the amount  described in clause (i) of the definition  of  Interest  Distribution  Amount  for  such  Class,  exceeds  the  amount  of  interest  actually distributed on such Class on such Distribution Date.

               Class M Certificates:  The Class 5-M-1,  Class 5-M-2,  Class 5-M-3,  Class 5-M-4 and Class 5-M-5
Certificates.

               Class Notional Amount:  The Class 5-X Notional Amount.

               Class  Principal  Balance:  With respect to any Class and as to any date of  determination,  the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

               Class Unpaid  Interest  Amounts:  With respect to any  Distribution  Date and Class of  interest bearing  Group 1,  Group 2,  Group 3,  Group 4 and  Class C-B  Certificates,  the amount by which the aggregate
Class Interest  Shortfalls for such Class on prior  Distribution  Dates exceeds the amount  distributed on such
Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

               Class Y  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the
Uncertificated  Principal  Balances of the Class Y Regular  Interests will be reduced on such Distribution Date by the allocation of Realized Losses and the distribution of principal, determined as described in Appendix A.

               Class Y Regular Interests:  The Class Y-1, Class Y-2, Class Y-3 and Class Y-4 Regular Interests.

               Class Y-1 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-1  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-1 Regular Interest on such Distribution Date.

               Class Y-1  Principal  Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-1
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Y-1 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Y-2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-2  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-2 Regular Interest on such Distribution Date.

               Class Y-2  Principal  Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-2
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Y-2 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Y-3 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-3  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-3 Regular Interest on such Distribution Date.

               Class Y-3  Principal  Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-3
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Y-3 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Y-4 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Y-4  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Y-4 Regular Interest on such Distribution Date.

               Class Y-4  Principal  Reduction Amount: The Class Y Principal Reduction Amount for the Class Y-4
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Y-4 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Z  Principal  Reduction  Amounts:  For any  Distribution  Date,  the  amounts by which the
Uncertificated  Principal  Balances of the Class Z Regular  Interests will be reduced on such Distribution Date by the  allocation  of  Realized  Losses and the  distribution  of  principal,  which shall be in each case the excess  of (A) the  sum of  (x) the  excess  of the  REMIC I  Available  Distribution  Amount  for the  related
Group (i.e.  the "related Group" for the Class Z-1  Regular  Interest is the Group 1 Loans, the "related Group"
for the  Class Z-2  Regular  Interest is the Group 2  Loans,  the  "related  Group" for the  Class Z-3  Regular
Interest  is the  Group 3  Loans and the  "related  Group" for the  Class Z-4  Regular  Interest is the Group 4
Loans) exclusive of any Recoveries  included therein over the amounts thereof  distributable  (i) in respect of interest on such Class Z  Regular  Interest and the related  Class Y  Regular  Interest and (ii) in the case of the  Group 1  Loans,  to the  Class AR-L  Certificates  and  (y) the  amount of Realized  Losses  allocable  to principal for the related Group over (B) the Class Y Principal Reduction Amount for the related Group.

               Class Z Regular Interests: The Class Z-1, Class Z-2, Class Z-3 and Class Z-4 Regular Interests.

               Class Z-1 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-1  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-1 Regular Interest on such Distribution Date.

               Class Z-1  Principal  Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-1
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Z-1 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Z-2 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-2  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-2 Regular Interest on such Distribution Date.

               Class Z-2  Principal  Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-2
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Z-2 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Z-3 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-3  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-3 Regular Interest on such Distribution Date .

               Class Z-3  Principal  Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-3
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Z-3 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Class Z-4 Principal  Distribution  Amount: For any Distribution Date, the excess, if any, of the
Class Z-4  Principal  Reduction Amount for such Distribution Date over the principal portion of Realized Losses allocated to the Class Z-4 Regular Interest on such Distribution Date.

               Class Z-4  Principal  Reduction Amount: The Class Z Principal Reduction Amount for the Class Z-4
Regular Interest as determined pursuant to the provisions of the Appendix A.

               Class Z-4 Regular Interest:  The uncertificated  undivided  beneficial interest in REMIC I which constitutes a REMIC I Regular Interest and is entitled to distributions as set forth herein.

               Clearing Agency:  An organization  registered as a "clearing  agency" pursuant to Section 17A of the Securities  Exchange Act of 1934, as amended,  which initially shall be DTC, the nominee of which is Cede &
Co., as the  registered  Holder of the Book Entry  Certificates.  The  Clearing  Agency shall at all times be a
"clearing  corporation"  as defined in Section 8  102(a)(5) of the Uniform  Commercial Code of the State of New
York.

               Closing Date:  October 31, 2005.

               Code:  The Internal Revenue Code of 1986, as amended.

               Collection  Account:  The accounts  established  and maintained by a Servicer in accordance with
Section 3.05.

               Collection  Period:  With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the  Distribution  Date and ending on the first day of the month of the
Distribution Date.

               Commencement  of  Foreclosure:  The first official  action  required under local law to commence foreclosure  proceedings or to schedule a trustee's sale under a deed of trust,  including:  (i) in the case of a mortgage,  any filing or service of process  necessary  to commence  an action to  foreclose;  or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale.

               Compensating  Interest  Payment:  For any Distribution Date and the SPS Serviced Mortgage Loans,
the lesser of (i) the  aggregate  Servicing  Fee payable to SPS in respect of the SPS Serviced  Mortgage  Loans for such  Distribution  Date and (ii) the  aggregate  Prepayment  Interest  Shortfall  allocable to Payoffs and
Curtailments with respect to the SPS Serviced Mortgage Loans.

               For any  Distribution  Date and the  Ocwen  Serviced  Mortgage  Loans,  the  lesser  of  (i) the aggregate  Servicing  Fee  payable  to  Ocwen  in  respect  of the  Ocwen  Serviced  Mortgage  Loans  for  such
Distribution Date and (ii) the aggregate  Prepayment  Interest Shortfall  allocable to Payoffs and Curtailments with respect to the Ocwen Serviced Mortgage Loans.

               For any  Distribution  Date and the  JPMorgan  Serviced  Mortgage  Loans,  the lesser of (i) the aggregate  Servicing  Fee payable to  JPMorgan  in respect of the  JPMorgan  Serviced  Mortgage  Loans for such
Distribution Date and (ii) the aggregate  Prepayment  Interest Shortfall  allocable to Payoffs and Curtailments with respect to the JPMorgan Serviced Mortgage Loans.

               For any  Distribution  Date and the Wells Fargo Serviced  Mortgage Loans,  the lesser of (i) the aggregate  Servicing Fee payable to Wells Fargo in respect of the Wells Fargo Serviced  Mortgage Loans for such
Distribution Date and (ii) the aggregate  Prepayment  Interest Shortfall  allocable to Payoffs and Curtailments with respect to the Wells Fargo Serviced Mortgage Loans.

               For any Distribution  Date and the Master Servicer,  the Compensating  Interest Payment shall be equal to:

(a)     with respect to the SPS Serviced  Mortgage Loans, the excess of (i) the  Compensating  Interest Payment required to be remitted by SPS for such Distribution Date over (ii) the  Compensating  Interest Payment actually remitted by SPS for such Distribution Date;

(b)     with respect to the Wells Fargo Serviced  Mortgage Loans, the excess of (i) the  Compensating  Interest
        Payment required to be remitted by Wells Fargo for such  Distribution  Date over (ii) the  Compensating
        Interest Payment actually remitted by Wells Fargo for such Distribution Date;

(c)     with respect to the Ocwen Serviced Mortgage Loans, the excess of (i) the Compensating  Interest Payment required  to be  remitted  by Ocwen for such  Distribution  Date over  (ii) the  Compensating  Interest
        Payment actually remitted by Ocwen for such Distribution Date;

(d)     with respect to the JPMorgan  Serviced  Mortgage  Loans,  the excess of (i) the  Compensating  Interest
        Payment  required to be remitted by JPMorgan  for such  Distribution  Date over  (ii) the  Compensating
        Interest Payment actually remitted by JPMorgan for such Distribution Date;

(e)     with respect to the IndyMac Serviced  Mortgage Loans, the excess of (i) the  Compensating  Interest (as defined in the  IndyMac  Underlying  Servicing  Agreement)  required  to be  remitted by IndyMac on the
        Remittance  Date (as  defined  in the  IndyMac  Underlying  Servicing  Agreement)  in the month of such
        Distribution Date over (ii) the  Compensating  Interest (as defined in the IndyMac Underlying Servicing
        Agreement)  actually  remitted by IndyMac on the Remittance Date (as defined in the IndyMac  Underlying
        Servicing Agreement) in the month of such Distribution Date;

(f)     with respect to the GMAC Mortgage Serviced Mortgage Loans, the excess of (i) the Compensating  Interest
        (as  defined in the GMAC  Mortgage  Underlying  Servicing  Agreement)  required  to be remitted by GMAC
        Mortgage on the Remittance  Date (as defined in the GMAC Mortgage  Underlying  Servicing  Agreement) in
        the month of such  Distribution  Date over  (ii) the  Compensating  Interest  (as  defined  in the GMAC
        Mortgage Underlying  Servicing Agreement) actually remitted by GMAC Mortgage on the Remittance Date (as defined in the GMAC Mortgage Underlying Servicing Agreement) in the month of such Distribution Date;

(g)     with respect to the  Countrywide  Serviced  Mortgage Loans,  the excess of (i) the Prepayment  Interest
        Shortfall  Amount (as  defined in the  Countrywide  Servicing  Agreement)  required  to be  remitted by
        Countrywide on the Remittance Date (as defined in the Countrywide  Servicing Agreement) in the month of such Distribution Date over (ii) the amount of Prepayment  Interest Shortfall Amount (as defined in the
        Countrywide  Servicing  Agreement)  actually remitted by Countrywide on the Remittance Date (as defined in the Countrywide Servicing Agreement) in the month of such Distribution Date; and

(h)     with respect to the EverBank Serviced  Mortgage Loans, the excess of (i) the Compensating  Interest (as defined in the  EverBank  Servicing  Agreement)  required to be remitted by EverBank on the  Remittance
        Date (as defined in the EverBank Servicing  Agreement) in the month of such Distribution Date over (ii)
        the amount of Compensating  Interest (as defined in the EverBank Servicing Agreement) actually remitted by EverBank on the  Remittance  Date (as defined in the EverBank  Servicing  Agreement) in the month of such Distribution Date.

(i)     with respect to the First Horizon Serviced Mortgage Loans, the excess of (i) the Compensating  Interest
        (as defined in the First Horizon Servicing  Agreement)  required to be remitted by First Horizon on the
        Remittance  Date  (as  defined  in the  First  Horizon  Servicing  Agreement)  in  the  month  of  such
        Distribution  Date over (ii) the amount of  Compensating  Interest  (as  defined  in the First  Horizon
        Servicing  Agreement)  actually  remitted by First  Horizon on the  Remittance  Date (as defined in the
        First Horizon Servicing Agreement) in the month of such Distribution Date.

               Cooperative  Corporation:  With  respect to any  Cooperative  Loan,  the  cooperative  apartment corporation  that holds legal title to the related  Cooperative  Property and grants  occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

               Cooperative  Lien Search:  A search for (a) federal tax liens,  mechanics'  liens,  lis pendens, judgments  of  record  or  otherwise  against  (i) the  Cooperative  Corporation  and  (ii) the  seller  of the
Cooperative  Unit,  (b) filings of Financing  Statements and (c) the deed of the Cooperative  Property into the
Cooperative Corporation.

               Cooperative  Loan: A Mortgage  Loan that is secured by a first lien on and a perfected  security interest in  Cooperative  Shares and the related  Proprietary  Lease  granting  exclusive  rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

               Cooperative  Property:  With respect to any Cooperative Loan, all real property and improvements thereto and rights  therein and thereto owned by a Cooperative  Corporation  including  without  limitation the land, separate dwelling units and all common elements.

               Cooperative  Shares:  With  respect to any  Cooperative  Loan,  the shares of stock  issued by a
Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

               Cooperative  Unit:  With  respect to any  Cooperative  Loan,  a specific  unit in a  Cooperative
Property.

               Corporate  Trust Office:  With respect to the Trustee,  the designated  office of the Trustee at which  at any  particular  time  its  corporate  trust  business  with  respect  to  this  Agreement  shall  be administered,  which office at the date of the execution of this Agreement is located at 60 Livingston  Avenue,
St.  Paul,  Minnesota  55107,  Attention:  Corporate  Trust-Structured  Finance.  With  respect  to  the  Trust
Administrator,  the designated office of the Trust  Administrator at which at any particular time its corporate trust  business  with  respect  to this  Agreement  shall  be  administered,  which  office  at the date of the execution of this Agreement is located at 9062 Old Annapolis Road,  Columbia,  MD 21045,  Attention: CSFB  ARMT
2005-11,  except for purposes of  Section 6.06  and  certificate  transfer  purposes,  such term shall mean the office or agency of the Trust  Administrator  located at Wells  Fargo  Bank,  N.A.,  6th  Street and  Marquette
Avenue, Minneapolis, Minnesota  55479, Attention: CSFB ARMT 2005-11.

               Countrywide:  Countrywide Home Loans Servicing LP, and its successors and assigns.

               Countrywide  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage
Loan Schedule, for which Countrywide is the applicable Designated Servicer.

               Countrywide  Reconstituted  Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of October 1,  2005 among DLJMC,  Countrywide and the Master Servicer, and acknowledged by the Trustee and the Trust Administrator.

               Countrywide  Underlying  Servicing  Agreement:  The  "Servicing  Agreement"  referred  to in the
Countrywide Reconstituted Servicing Agreement.

               Current Interest: For any Class of Group 5 Certificates,  other than the Class 5-X Certificates, and  Distribution  Date,  the amount of interest  accruing at the applicable  Pass-Through  Rate on the related
Class Principal  Balance of such  Class during the related Accrual Period;  provided,  that as to each Class of
Group 5  Certificates  the Current  Interest shall be reduced by a pro rata portion of any Interest  Shortfalls to the extent not covered by Monthly Excess Interest.

               Curtailment:  Any payment of principal on a Mortgage  Loan,  made by or on behalf of the related
Mortgagor,  other than a  Scheduled  Payment,  a prepaid  Scheduled  Payment  or a Payoff,  which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

               Custodial Agreement: An agreement,  dated as of the date hereof, among a custodian,  the Trustee and the  Trust  Administrator,  pursuant  to  which  such  custodian  agrees  to hold any of the  documents  or instruments  referred to in  Section 2.01  of this  Agreement as agent for the Trustee.  As of the date hereof, the Custodian shall act pursuant to the LaSalle Custodial Agreement.

               Custodian:  A custodian which is appointed pursuant to a Custodial  Agreement.  Any Custodian so appointed shall act as agent on behalf of the Trustee,  and shall be compensated by the Trust  Administrator or as otherwise specified therein.  Initially, LaSalle shall serve as Custodian for all of the Mortgage Loans.

               Cut-off Date:  October 1, 2005.

               Cut-off  Date  Principal  Balance:  With  respect to any  Mortgage  Loan,  the Stated  Principal
Balance thereof as of the close of business on the Cut-off Date.

               Data  Remittance  Date:  With  respect  to any  Distribution  Date and each  Servicer,  the 10th calendar day of the month in which such  Distribution  Date occurs,  or if such 10th day is not a Business Day, the Business Day immediately following such 10th day .

               DBRS:  Dominion Bond Rating Service, Inc. or any successor thereto.

               Debt Service  Reduction:  With respect to a Mortgage  Loan in Loan Group 1,  Loan Group 2,  Loan
Group 3  or Loan  Group 4,  a  reduction  by a court  of  competent  jurisdiction  in a  proceeding  under  the
Bankruptcy Code in the Scheduled  Payment for such Mortgage Loan which became final and non appealable,  except such a  reduction  resulting  from  a  Deficient  Valuation  or  any  reduction  that  results  in a  permanent forgiveness of principal.

               Debt  Service  Reduction  Mortgage  Loan:  Any  Mortgage  Loan that became the subject of a Debt
Service Reduction.

               Deficient  Valuation:  With respect to any Mortgage  Loan in Loan Group 1,  Loan  Group 2,  Loan
Group 3 or Loan  Group 4,  a valuation by a court of competent  jurisdiction  of the  Mortgaged  Property in an amount less than the then  outstanding  indebtedness  under the Mortgage  Loan,  or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

               Deferred Amount:  For any Class of Group 5  Subordinate  Certificates  (other than the Class 5-X
Certificates)  and  Class 5-A-2  Certificates  and  Distribution  Date,  will equal the amount by which (x) the aggregate of the Applied Loss Amounts  previously  applied in reduction of the Class Principal  Balance thereof exceeds (y) the sum of (i) the aggregate of amounts  previously paid in reimbursement  thereof and (ii) amounts added to the Class  Principal  Balances  thereof  pursuant  to  Section 4.03(a)(ii) on  all prior  Distribution
Dates, including such Distribution Date.

               Definitive Certificate:  As defined in Section 6.07.

               Deleted Mortgage Loan: As defined in Section 2.03.

               Delinquency  Rate:  With  respect  to  any  Distribution  Date,  the  fraction,  expressed  as a percentage,  the numerator of which is the aggregate  outstanding  principal  balance of all Mortgage  Loans in
Loan Group 5 60 or more days  delinquent  (including all  foreclosures  and REO  Properties) as of the close of business on the last day of such month,  and the  denominator  of which is the Aggregate Loan Group Balance for
Loan Group 5 as of the close of business on the last day of such month.

               Denomination:  With  respect to each  Certificate,  the amount set forth on the face  thereof as the "Initial  Certificate  Balance of this  Certificate" or the "Initial  Notional Amount of this  Certificate"
or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

               Deposit Amount:  As defined in Section 4.10(e) or Section 4.11(e) herein, as applicable.

               Depositor:  Credit Suisse First Boston Mortgage  Securities  Corp., a Delaware  corporation,  or its successor in interest.

               Depository  Agreement:  The Letter of  Representation  dated as of the Closing Date by and among
DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

               Designated  Mortgage Loans: The IndyMac Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer  serviced by IndyMac  under the  IndyMac  Reconstituted  Servicing  Agreement,  the GMAC  Mortgage
Serviced  Mortgage  Loans,  unless any such Mortgage Loan is no longer serviced by GMAC Mortgage under the GMAC
Mortgage Reconstituted  Servicing Agreement,  the Countrywide Serviced Mortgage Loans, unless any such Mortgage
Loan is no longer serviced by Countrywide  under the Countrywide  Servicing  Agreement,  the EverBank  Serviced
Mortgage Loans,  unless any such Mortgage Loan is no longer  serviced by EverBank under the EverBank  Servicing
Agreement and the First Horizon  Serviced  Mortgage Loans,  unless any such Mortgage Loan is no longer serviced by First Horizon under the First Horizon Servicing Agreement.

               Designated Servicer:  Each of IndyMac, GMAC Mortgage,  Countrywide,  EverBank and First Horizon,
as applicable.

               Designated  Servicing Agreement:  Each of the IndyMac  Reconstituted  Servicing Agreement,  GMAC
Mortgage  Reconstituted  Servicing  Agreement,   Countrywide   Reconstituted   Servicing  Agreement,   EverBank
Reconstituted Servicing Agreement and First Horizon Reconstituted Servicing Agreement, as applicable.

               Determination  Date: With respect to each  Distribution  Date and (i) each  Servicer (other than
Wells Fargo),  the 10th day of the calendar month in which such  Distribution  Date occurs or, if such 10th day is not a Business Day, the Business Day  immediately  succeeding  such Business Day and (ii) Wells  Fargo,  the
Business Day immediately preceding the related Cash Remittance Date.

               Disqualified  Organization:  Any  organization  defined as a "disqualified  organization"  under
Section 860E(e)(5)  of the Code,  which  includes any of the following:  (i) the  United  States,  any State or political  subdivision  thereof,  any possession of the United States, or any agency or  instrumentality of any of the foregoing  (other than an  instrumentality  which is a corporation  if all of its activities are subject to tax and,  except for the FHLMC,  a majority of its board of directors  is not selected by such  governmental unit), (ii) a foreign government,  any international  organization,  or any agency or instrumentality of any of the foregoing,  (iii) any  organization (other than certain farmers'  cooperatives  described in Section 521 of the Code)  which is exempt  from the tax  imposed  by  Chapter 1  of the Code  (including  the tax  imposed  by
Section 511 of the Code on unrelated business taxable income),  (iv) rural electric and telephone  cooperatives described in  Section 1381(a)(2)(C)  of the Code,  (v) an  "electing large  partnership"  within the meaning of
Section 775  of the Code,  and (vi) any  other Person so  designated by the Trust  Administrator  based upon an
Opinion of Counsel  that the  holding of an  Ownership  Interest in a Residual  Certificate  by such Person may cause the REMIC or any Person  having an  Ownership  Interest  in any  Class of  Certificates  (other than such
Person) to incur a liability  for any federal tax imposed  under the Code that would not  otherwise  be imposed but for the Transfer of an Ownership  Interest in a Residual  Certificate  to such  Person.  The terms  "United
States,"  "State" and  "international  organization"  shall have the meanings set forth in  Section 7701 of the
Code or successor provisions.

               Distribution  Date:  The 25th day of any month,  or if such 25th day is not a Business  Day, the
Business Day immediately following such 25th day, commencing in November 2005.

               DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

               DTC:  The Depository Trust Company.

               Due Date:  With  respect to each  Mortgage  Loan and any  Distribution  Date,  the date on which
Scheduled  Payments  on such  Mortgage  Loan  are due  which  is  either  the  first  day of the  month of such
Distribution  Date,  or if Scheduled  Payments on such  Mortgage Loan are due on a day other than the first day of the  month,  the date in the  calendar  month  immediately  preceding  the  Distribution  Date on which such
Scheduled Payments are due, exclusive of any days of grace.

               Eligible  Account:  Either  (i) an  account  or  accounts  maintained  with a  federal  or state chartered  depository  institution  or trust company  acceptable to the Rating  Agencies or (ii) an  account or accounts  the  deposits  in which  are  insured  by the FDIC to the  limits  established  by such  corporation, provided that any such  deposits not so insured  shall be maintained in an account at a depository  institution or trust company whose  commercial  paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal  subsidiary of a holding  company,  the commercial paper or other  short term debt  obligations  of such  holding  company)  have been rated by each  Rating  Agency in its highest  short term  rating  category,  or (iii) a  segregated  trust  account or  accounts  (which  shall be a
"special deposit account")  maintained with the Trustee,  the Trust Administrator or any other federal or state chartered  depository  institution or trust company,  acting in its fiduciary capacity,  in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.  Eligible Accounts may bear interest.

               Eligible  Institution:  An institution having the highest short term debt rating, and one of the two highest long term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

               Eligible Investments:  Any one or more of the obligations and securities listed below:

1.      direct  obligations  of, and  obligations  fully  guaranteed  by, the United States of America,  or any agency or  instrumentality  of the United States of America the  obligations of which are backed by the full faith and credit of the United States of America;  or obligations  fully guaranteed by, the United
        States of America;  the FHLMC,  FNMA, the Federal Home Loan Banks or any agency or  instrumentality  of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

2.      federal  funds,  demand and time  deposits in,  certificates  of deposits  of, or bankers'  acceptances issued by, any depository  institution or trust company incorporated or organized under the laws of the
        United States of America or any state thereof and subject to  supervision  and  examination  by federal and/or state banking authorities,  so long as at the time of such investment or contractual  commitment providing  for such  investment  the  commercial  paper or other  short term debt  obligations  of such depository  institution or trust company (or, in the case of a depository  institution or trust company which is the principal  subsidiary of a holding company,  the commercial paper or other short term debt obligations  of such  holding  company)  are rated in one of two of the highest  ratings by each of the
        Rating  Agencies,  and the long term debt  obligations of such depository  institution or trust company
        (or, in the case of a depository  institution  or trust company which is the principal  subsidiary of a holding  company,  the long term debt  obligations of such holding  company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.      repurchase  obligations  with a term not to exceed 30 days with  respect to any  security  described in clause  (i) above  and  entered  into with a  depository  institution  or trust  company  (acting  as a principal) in the highest rated category by the Rating  Agencies;  provided,  however,  that collateral transferred  pursuant to such repurchase  obligation must be of the type described in clause  (i) above and must (A) be valued  daily at current  market  price plus  accrued  interest,  (B) pursuant  to such valuation,  be  equal,  at all  times,  to 105% of the cash  transferred  by the  Trustee  or the Trust
        Administrator  in  exchange  for such  collateral,  and (C) be  delivered  to the  Trustee or the Trust
        Administrator  or,  if the  Trustee  or the  Trust  Administrator,  as  applicable,  is  supplying  the collateral,  an agent for the  Trustee or the Trust  Administrator,  in such a manner as to  accomplish perfection of a security interest in the collateral by possession of certificated securities;

4.      securities  bearing  interest or sold at a discount  issued by any corporation  incorporated  under the laws of the United States of America or any state thereof which has a long term  unsecured  debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

5.      commercial paper having an original maturity of less than 365 days and issued by an institution  having a short term  unsecured  debt rating in the  highest  available  rating  category of each of the Rating
        Agencies that rates such securities, at the time of such investment;

6.      a guaranteed  investment  contract  approved by each of the Rating  Agencies and issued by an insurance company or other  corporation  having a long term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

7.      money  market  funds  (which may be 12b-1  funds as  contemplated  under the rules  promulgated  by the
        Securities  and Exchange  Commission  under the Investment  Company Act of 1940)  having ratings in the highest  available  rating  category of Moody's and rated "AAAm" or "AAAm-G" by S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively  deemed to satisfy any maturity  requirements for Eligible Investments set forth herein) including money market funds of the Master Servicer,  a Servicer,  the Trustee or the Trust  Administrator  and any such funds that are managed by the Master Servicer,  a Servicer,  the Trustee or the Trust  Administrator or their respective  Affiliates or for the Master Servicer,  a Servicer,  the Trustee or the Trust Administrator
        or any  Affiliate  of such Person  acts as  advisor,  as long as such money  market  funds  satisfy the criteria of this subparagraph 7; and

8.      such other  investments  the  investment  in which will not, as  evidenced by a letter from each of the
        Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates;

        provided,  however,  that no  such  instrument  shall  be an  Eligible  Investment  if such  instrument evidences  either  (i) a  right to receive  only  interest  payments  with  respect to the  obligations underlying such  instrument,  or (ii) both  principal and interest  payments  derived from  obligations underlying  such  instrument  and the principal and interest  payments with respect to such  instrument provide a yield to  maturity of greater  than 120% of the yield to  maturity at par of such  underlying obligations.

               ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

               ERISA-Qualifying  Underwriting:  A best  efforts  or firm  commitment  underwriting  or  private placement  that  meets the  requirements  (without  regard to the  ratings  requirements)  of an  Underwriter's
Exemption.

               ERISA Restricted Certificate:  As set forth in the Preliminary Statement.

               Escrow Account:  The separate account or accounts created and maintained by a Servicer  pursuant to Section 3.06.

               Escrow  Payments:  With respect to any Mortgage  Loan,  the amounts  constituting  ground rents, taxes, mortgage insurance premiums,  fire and hazard insurance premiums,  and any other payments required to be escrowed by the Mortgagor  with the mortgagee  pursuant to the  Mortgage,  applicable  law or any other related document.

               Event of Default:  As defined in Section 8.01 hereof.

               EverBank:  EverBank and its successors and assigns.

               EverBank  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which EverBank is the applicable Designated Servicer.

               EverBank  Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing Agreement dated as of October 1,  2005 among DLJMC,  EverBank and the Master  Servicer,  and  acknowledged by the Trustee and the Trust Administrator.

               EverBank Underlying Servicing Agreement:  The "Servicing  Agreement" referred to in the EverBank
Reconstituted Servicing Agreement.

               Excess Loss: The amount of any (i) Fraud  Loss in excess of the Fraud Loss Coverage  Amount on a
Mortgage  Loan in Loan  Group 1,  Loan  Group 2,  Loan  Group 3 or Loan Group 4  realized  after the Fraud Loss
Coverage  Termination Date,  (ii) Special Hazard Loss in excess of the Special Hazard Loss Coverage Amount on a
Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3 or Loan Group 4  realized  after the Special Hazard
Coverage  Termination  Date or  (iii) Bankruptcy  Loss in excess of the  Bankruptcy  Loss Coverage  Amount on a
Mortgage  Loan in Loan  Group 1,  Loan  Group 2,  Loan Group 3 or Loan Group 4  realized  after the  Bankruptcy
Coverage Termination Date.

               Expense Fee Rate:  As to each Mortgage  Loan,  the sum of the related  Servicing  Fee Rate,  the
Trust  Administrator  Fee Rate,  if  applicable,  and the rate at which the premium on a Lender  Paid  Mortgage
Guaranty Insurance Policy is calculated, if applicable.

               Expense Fees: As to each Mortgage Loan and Distribution  Date, the sum of the related  Servicing
Fee,  the Trust  Administrator  Fee,  if  applicable,  and any  premium on any Lender  Paid  Mortgage  Guaranty
Insurance Policy, if applicable.

               FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

               FHLMC: The Federal Home Loan Mortgage  Corporation,  a corporate  instrumentality  of the United
States  created and existing  under Title III of the  Emergency  Home Finance Act of 1970,  as amended,  or any successor thereto.

               Financing  Statement:  A  financing  statement,  as  applicable,  filed  pursuant to the Uniform
Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

               First Horizon:  First Horizon Home Loan Corporation, and its successors and assigns.

               First Horizon  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule, for which First Horizon is the applicable Designated Servicer.

               First  Horizon  Reconstituted   Servicing  Agreement:   That  certain  Reconstituted   Servicing
Agreement  dated as of  October 1,  2005  among  DLJMC,  First  Horizon,  the  Master  Servicer  and the  Trust
Administrator, and acknowledged by the Trustee.

               First Horizon  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the
First Horizon Reconstituted Servicing Agreement.

               FNMA: The Federal  National  Mortgage  Association,  a federally  chartered and privately  owned corporation  organized  and  existing  under the Federal  National  Mortgage  Association  Charter  Act, or any
successor thereto.

               Fraud Loan: A Liquidated  Mortgage  Loan in Loan  Group 1,  Loan  Group 2,  Loan Group 3 or Loan
Group 4 as to which a Fraud Loss has occurred.

               Fraud Loss Coverage  Amount:  The aggregate  amount of Fraud Losses that are allocated solely to the Class C-B  Certificates,  as of the Closing Date,  $13,404,001,  subject to reduction  from time to time by the amount of Fraud Losses  allocated to the  Class C-B  Certificates.  In  addition,  (a) on each  anniversary prior to the fifth  anniversary  of the  Cut-off  Date,  the Fraud Loss  Coverage  Amount will be reduced to an amount equal to the lesser of (A) 1.00% of the Aggregate  Groups 1-4  Collateral  Balance as of such date,  and
(B) the excess of the Fraud Loss Coverage  Amount as of the preceding  anniversary of the Cut-off Date over the cumulative  amount of Fraud Losses on the Mortgage Loans in Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan
Group 4  allocated to the Class C-B  Certificates  since such  preceding  anniversary  or the Cut-off Date, and
(b) on the fifth  anniversary of the Cut-off Date,  zero.  The Fraud Loss Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the consent of the Rating  Agencies as evidenced by a letter of each  Rating  Agency to the Trust  Administrator  to the effect  that any such  reduction  will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

               Fraud Loss  Coverage  Termination  Date:  The point in time at which the  applicable  Fraud Loss
Coverage Amount has been reduced to zero.

               Fraud Losses:  Realized Losses on the Liquidated  Mortgage Loans in Loan Group 1,  Loan Group 2,
Loan  Group 3  and Loan  Group 4 as to which a loss is  sustained  by reason of a default  arising  from fraud, dishonesty or  misrepresentation  in connection with the related  Mortgage Loan,  including a loss by reason of the denial of coverage under any related Mortgage Guaranty  Insurance Policy because of such fraud,  dishonesty or misrepresentation.

               GMAC Mortgage:  GMAC Mortgage Corporation, and its successors and assigns.

               GMAC Mortgage  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage
Loan Schedule, for which GMAC Mortgage is the applicable Servicer.

               GMAC  Mortgage  Reconstituted   Servicing  Agreement:   That  certain  Reconstituted   Servicing
Agreement  dated as of  October 1,  2005  among  DLJMC,  GMAC  Mortgage,  the  Master  Servicer  and the  Trust
Administrator, and acknowledged by the Trustee.

               GMAC Mortgage  Underlying  Servicing  Agreement:  The "Servicing  Agreement"  referred to in the
GMAC Mortgage Reconstituted Servicing Agreement.

               Gross Margin:  With respect to any Mortgage Loan, the fixed  percentage  amount set forth in the related  Mortgage Note and the Mortgage Loan  Schedule  that is added to the Index on each  Adjustment  Date in accordance  with the terms of the related  Mortgage  Note to determine  the new Mortgage Rate for such Mortgage
Loan.

               Group:  When used with respect to the Mortgage Loans,  any of Loan Group 1,  Loan Group 2,  Loan
Group 3,  Loan  Group 4  or Loan  Group 5,  or with  respect  to the  Certificates,  the  Class or  Classes  of
Certificates that relate to the corresponding Group or Groups.

               Group 1:  With  respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified  in the  Mortgage  Loan  Schedule  as  having  been  assigned  to  Group 1  or with  respect  to the
Certificates, the Group 1 Certificates (as specified in the Preliminary Statement).

               Group 1 Senior Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each  Mortgage Loan in Loan Group 1 which became a Liquidated  Mortgage Loan during the prior  calendar  month, of the lesser of (i) the Group 1 Senior  Percentage of the Stated  Principal  Balance of such Mortgage Loan and
(ii) the  applicable  Senior Prepayment  Percentage of the Liquidation  Principal with respect to such Mortgage
Loan.

               Group 1 Senior Percentage:  With respect to any Distribution Date, the percentage  equivalent of a fraction  the  numerator  of which is the  aggregate  Class  Principal  Balance of the  Group 1  Certificates
immediately  prior to such  Distribution  Date and the  denominator  of which is the  aggregate  of the  Stated
Principal  Balances of the Mortgage Loans in Loan Group 1 as of the first day of the related  Collection Period
(excluding  any Group 1  Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the Distribution Date preceding the current  Distribution  Date);  provided,  however,  in no event will the
Group 1 Senior Percentage exceed 100%.

               Group 1 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the  Group 1 Senior  Percentage of the Principal  Payment Amount for Loan Group 1,  (ii) the  applicable
Senior  Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan  Group 1,  and (iii) the  Group 1
Senior Liquidation Amount.

               Group 1 Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 1
Senior Percentage.

               Group 2:  With  respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified  in the  Mortgage  Loan  Schedule  as  having  been  assigned  to  Group 2  or with  respect  to the
Certificates, the Group 2 Certificates (as specified in the Preliminary Statement).

               Group 2 Senior Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each  Mortgage Loan in Loan Group 2 which became a Liquidated  Mortgage Loan during the prior  calendar  month, of the lesser of (i) the Group 2 Senior  Percentage of the Stated  Principal  Balance of such Mortgage Loan and
(ii) the  applicable  Senior Prepayment  Percentage of the Liquidation  Principal with respect to such Mortgage
Loan.

               Group 2 Senior Percentage:  With respect to any Distribution Date, the percentage  equivalent of a fraction  the  numerator  of which is the  aggregate  Class  Principal  Balance of the  Group 2  Certificates
immediately  prior to such  Distribution  Date and the  denominator  of which is the  aggregate  of the  Stated
Principal  Balances of the Mortgage Loans in Loan Group 2 as of the first day of the related  Collection Period
(excluding  any Group 2  Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed on the Distribution Date preceding the current  Distribution  Date);  provided,  however,  in no event will the
Group 2 Senior Percentage exceed 100%.

               Group 2 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the  Group 2 Senior  Percentage of the Principal  Payment Amount for Loan Group 2,  (ii) the  applicable
Senior  Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan  Group 2,  and (iii) the  Group 2
Senior Liquidation Amount.

               Group 2 Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 2
Senior Percentage.

               Group 3:  With  respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified  in the  Mortgage  Loan  Schedule  as  having  been  assigned  to  Group 3  or with  respect  to the
Certificates, the Group 3 Certificates (as specified in the Preliminary Statement).

               Group 3 Senior Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each  Mortgage Loan in Loan Group 3 which became a Liquidated  Mortgage Loan during the prior  calendar  month, of the lesser of (i) the Group 3 Senior  Percentage of the Stated  Principal  Balance of such Mortgage Loan and
(ii) the  applicable  Senior Prepayment  Percentage of the Liquidation  Principal with respect to such Mortgage
Loan.

               Group 3 Senior Percentage:  With respect to any Distribution Date, the percentage  equivalent of a fraction  the  numerator  of which is the  aggregate  Class  Principal  Balance of the  Group 3  Certificates
immediately  prior to such  Distribution  Date and the  denominator  of which is the  aggregate  of the  Stated
Principal  Balances  of the  Mortgage  Loans in Loan  Group 3,  as of the first day of the  related  Collection
Period  (excluding  any such  Mortgage  Loans  that  were  subject  to a  Payoff,  the  principal  of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 3 Senior Percentage exceed 100%.

               Group 3 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the  Group 3 Senior  Percentage of the Principal  Payment Amount for Loan Group 3,  (ii) the  applicable
Senior  Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan  Group 3,  and (iii) the  Group 3
Senior Liquidation Amount.

               Group 3 Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 3
Senior Percentage.

               Group 4:  With  respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified  in the  Mortgage  Loan  Schedule  as  having  been  assigned  to  Group 4  or with  respect  to the
Certificates, the Group 4 Certificates (as specified in the Preliminary Statement).

               Group 4 Senior Liquidation  Amount:  With respect to any Distribution  Date, the aggregate,  for each  Mortgage Loan in Loan Group 4 which became a Liquidated  Mortgage Loan during the prior  calendar  month, of the lesser of (i) the Group 4 Senior  Percentage of the Stated  Principal  Balance of such Mortgage Loan and
(ii) the  applicable  Senior Prepayment  Percentage of the Liquidation  Principal with respect to such Mortgage
Loan.

               Group 4 Senior Percentage:  With respect to any Distribution Date, the percentage  equivalent of a fraction  the  numerator  of which is the  aggregate  Class  Principal  Balance of the  Group 4  Certificates
immediately  prior to such  Distribution  Date and the  denominator  of which is the  aggregate  of the  Stated
Principal  Balances  of the  Mortgage  Loans in Loan  Group 4,  as of the first day of the  related  Collection
Period  (excluding  any such  Mortgage  Loans  that  were  subject  to a  Payoff,  the  principal  of which was distributed on the Distribution Date preceding the current Distribution Date);  provided,  however, in no event will the Group 4 Senior Percentage exceed 100%.

               Group 4 Senior Principal  Distribution  Amount:  With respect to any Distribution  Date, the sum of (i) the  Group 4 Senior  Percentage of the Principal  Payment Amount for Loan Group 4,  (ii) the  applicable
Senior  Prepayment  Percentage  of the Principal  Prepayment  Amount for Loan  Group 4,  and (iii) the  Group 4
Senior Liquidation Amount.

               Group 4 Subordinate  Percentage:  For any Distribution Date, the excess of 100% over the Group 4
Senior Percentage.

               Group 5:  With  respect to the  Mortgage  Loans,  the pool of  adjustable  rate  Mortgage  Loans identified  in the  Mortgage  Loan  Schedule  as  having  been  assigned  to  Group 5  or with  respect  to the
Certificates, the Group 5 Certificates.

               Group 5 Certificates:  As set forth in the Preliminary Statement.

               Group 5  Credit  Support  Depletion  Date:  The first  Distribution  Date on which the aggregate
Class Principal Balance of the Group 5 Subordinate Certificates has been or will be reduced to zero.

               Group 5  Interest  Rate Cap  Account:  The  separate  Eligible  Account  created  and  initially maintained by the Trust  Administrator  pursuant to Section 4.10 in the name of the Trust Administrator for the benefit of the  Certificateholders  and designated  "Wells Fargo Bank, N.A. in trust for registered  holders of
Adjustable  Rate Mortgage Trust 2005-11,  Adjustable Rate  Mortgage-Backed  Pass Through  Certificates,  Series
2005-11,  Group 5  Certificates"  Funds in the Group 5 Interest Rate Cap Account shall be held in trust for the
Certificateholders  for the uses and  purposes  set forth in this  Agreement.  The  Group 5  Interest  Rate Cap
Account  will not be an asset of any REMIC.  Ownership  of the Group 5  Interest  Rate Cap Account is evidenced by the Class 5-X Certificates.

               Group 5  Interest Rate Cap  Agreement:  The interest rate cap agreement  relating to the Group 5
Certificates  consisting of the ISDA Master  Agreement,  the Schedule and the Credit Support Annex,  each dated as of the Closing Date and the  Confirmations  related thereto,  between the Trustee on behalf of the Trust and the  Group 5 Interest  Rate Cap  Counterparty,  as such agreement may be amended and supplemented in accordance with its terms and any  replacement  Group 5  Interest Rate Cap  Agreement  acceptable to the Depositor and the
Trustee.

               Group 5 Interest  Rate Cap  Counterparty:  Credit  Suisse  First  Boston  International,  or any
successor in interest thereto under the Group 5 Interest Rate Cap Agreement.
               Group 5 Senior Certificates:  As set forth in the Preliminary Statement.

               Group 5 Senior Enhancement Percentage:  For any Distribution Date, the fraction,  expressed as a percentage,  the  numerator  of  which is the sum of the  aggregate  Class  Principal  Balance  of the  Class M
Certificates and the  Overcollateralization  Amount (which,  for purposes of this definition only, shall not be less than zero),  in each case after giving effect to payments on such  Distribution  Date (assuming no Trigger
Event has  occurred),  and the  denominator  of which is the Aggregate  Loan Group Balance for Loan Group 5 for
such Distribution Date.

               Group 5 Senior  Principal  Payment Amount:  For any  Distribution  Date on or after the Stepdown
Date and as long as a Trigger  Event has not  occurred  with  respect to such  Distribution  Date,  will be the amount,  if any,  by which  (x) the  aggregate  Class  Principal  Balance of the Group 5  Senior  Certificates,
immediately  prior to such  Distribution  Date  exceeds  (y) the  lesser of (A) the product of  (i) 82.10%  and
(ii) the  Aggregate Loan Group Balance for Loan Group 5 for such  Distribution Date and (B) the amount, if any, by which (i) the Aggregate Loan Group Balance for Loan Group 5 for such  Distribution  Date exceeds  (ii) 0.50%
of the Aggregate Loan Group Balance for Loan Group 5 as of the Cut-off Date.

               Group 5 Subordinate Certificates:  As set forth in the Preliminary Statement.

               Index:  With  respect  to any  Mortgage  Loan and each  related  Adjustment  Date,  the index as specified in the related Mortgage Note.

               Indirect  Participants:  Entities,  such as banks,  brokers,  dealers and trust companies,  that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

               IndyMac:  IndyMac Bank, F.S.B., and its successors and assigns.

               IndyMac  Serviced  Mortgage  Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which IndyMac is the applicable Servicer.

               IndyMac  Reconstituted  Servicing  Agreement:  That certain  Reconstituted  Servicing  Agreement dated as of  October 1,  2005 among  DLJMC,  IndyMac,  the Master  Servicer  and the Trust  Administrator,  and
acknowledged by the Trustee.

               IndyMac Underlying  Servicing  Agreement:  The "Servicing  Agreement" referred to in the IndyMac
Reconstituted Servicing Agreement.

               Initial Bankruptcy Loss Coverage Amount:  $275,666.

               Initial Class Principal Balance:  As set forth in the Preliminary Statement.

               Insurance  Policy:  With respect to any Mortgage Loan  included in the Trust Fund,  any Mortgage
Guaranty  Insurance  Policy,  any standard hazard insurance  policy,  flood insurance policy or title insurance policy,  including all riders and endorsements thereto in effect,  including any replacement policy or policies for any Insurance Policies.

               Insurance  Proceeds:  Proceeds of any primary mortgage guaranty insurance  policies,  including, without  limitation,  any other  Insurance  Policies  with  respect to the Mortgage  Loans,  to the extent such proceeds are not applied to the restoration of the related  Mortgaged  Property or released to the Mortgagor in accordance with the related Servicer's or Designated Servicer's normal servicing procedures.

               Interest  Determination  Date:  With  respect  to the LIBOR  Certificates  and for each  Accrual
Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

               Interest  Distribution  Amount:  With  respect to any  Distribution  Date and  interest  bearing
Class of Group 1,  Group 2,  Group 3,  Group 4 and Class C-B Certificates,  the sum of (i) one month's interest accrued during the related  Accrual Period at the  applicable  Pass-Through  Rate for such Class on the related
Class  Principal  Balance  or  Class Notional   Amount,  as  applicable,   subject  to  reduction  pursuant  to
Section 4.01(I)(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

               Interest  Remittance  Amount:  For any Distribution Date and the Mortgage Loans in Loan Group 5,
an amount  equal to the sum of (1) all  interest  collected  (other than  Payaheads)  or advanced in respect of
Scheduled  Payments  on the  Mortgage  Loans in such Loan  Group  during the  related  Collection  Period,  the interest  portion of Payaheads  previously  received on the Mortgage  Loans in such Loan Group and intended for application in the related  Collection  Period and interest  portion of all Payoffs (net of Payoff Interest and
Prepayment  Interest  Excess for such  Distribution  Date) and  Curtailments  received on the Mortgage Loans in such Loan Group during the related  Prepayment  Period,  less (x) the  applicable  Expense Fees with respect to such  Mortgage  Loans  and  (y) unreimbursed  Advances  and  other  amounts  due to the  Master  Servicer,  the applicable  Servicer,  the Back-Up Servicer and the Trust Administrator with respect to such Mortgage Loans, to the extent allocable to interest,  (2) all  Compensating  Interest  Payments paid by a Servicer with respect to the Mortgage Loans in such Loan Group with  respect to the related  Prepayment  Period,  (3) the portion of any
Substitution  Adjustment  Amount and  Purchase  Price  paid with  respect  to the  Mortgage  Loans in such Loan
Group during  the  related  Collection  Period,  in each case  allocable  to interest  and the  proceeds of any purchase  of such  Mortgage  Loans by the  Terminating  Entity  pursuant  to  Section 11.01  in an  amount  not exceeding  the  interest  portion of the Par Value  with  respect  to such  Mortgage  Loans,  and  (4) all  Net
Liquidation  Proceeds and recoveries (net of unreimbursed  Advances,  Servicing  Advances and expenses,  to the extent  allocable to interest,  and unpaid Expense Fees), if any,  collected with respect to the Mortgage Loans in such Loan Group during the prior calendar month, to the extent allocable to interest.

               Interest  Shortfall:  For any  Distribution  Date and the  Mortgage  Loans in Loan  Group 5,  an
amount  equal to the  aggregate  shortfall,  if any, in  collections  of interest  (adjusted to the related Net
Mortgage Rate) on Mortgage Loans in Loan Group 5 resulting from (a) Principal  Prepayments  received during the related  Prepayment Period after giving effect to the Compensating  Interest Payment for such Distribution Date and  (b) interest  payments on certain of the Mortgage  Loans in Loan  Group 5  being  limited  pursuant to the provisions of the Relief Act.

               JPMorgan:  JPMorgan Chase Bank, N.A., and its successors and assigns.

               JPMorgan  Serviced  Mortgage Loans:  The Mortgage Loans  identified as such on the Mortgage Loan
Schedule, for which JPMorgan is the applicable Servicer.

               LaSalle:  LaSalle Bank, National Association.

               LaSalle Bank Custodial Agreement:  That certain Custodial Agreement dated as of October 1,  2005 among LaSalle, the Trustee and the Trust Administrator.

               Lender Paid Mortgage  Guaranty  Insurance Policy:  Any lender paid Mortgage  Guaranty  Insurance
Policy.

               LIBOR  Business  Day:  Any day other  than  (i) a  Saturday  or a Sunday or (ii) a  day on which banking  institutions in the State of New York or in the City of London,  England are required or authorized by law to be closed.

               LIBOR Certificates:  As set forth in the Preliminary Statement.

               Liquidated  Mortgage  Loan:  With respect to any  Distribution  Date, a defaulted  Mortgage Loan
(including  any  REO Property)  which  was  liquidated  in the  calendar  month  preceding  the  month  of such
Distribution  Date and as to which a Servicer,  has  determined  (with respect to the  Non-Designated  Mortgage
Loans,  in accordance  with this  Agreement,  or with respect to the Designated  Mortgage  Loans, in accordance with the related  Designated  Servicing  Agreement)  that it has  received all amounts it expects to receive in connection  with the  liquidation  of such  Mortgage  Loan,  including  the final  disposition  of the  related
REO Property, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

               Liquidation  Expenses:  Customary and reasonable "out of pocket" expenses incurred by a Servicer
(or the related  Subservicer)  in  connection  with the  liquidation  of any  defaulted  Mortgage  Loan and not recovered by the related Servicer (or the related  Subservicer)  under a Mortgage Guaranty Insurance Policy for reasons  other than such  Servicer's  failure to comply with  Section 3.09  hereof,  such  expenses  including, without  limitation,  legal fees and  expenses,  any  unreimbursed  amount  expended by a Servicer  pursuant to
Section 3.11  hereof  respecting the related  Mortgage and any related and  unreimbursed  expenditures for real estate  property taxes or for property  restoration  or  preservation  to the extent not previously  reimbursed under any hazard  insurance policy for reasons other than such Servicer's  failure to comply with  Section 3.11 hereof.

               Liquidation  Principal:  With respect to any  Distribution  Date and a Loan Group, the principal portion of Net  Liquidation  Proceeds  received with respect to each Mortgage Loan in that Loan Group,  but not in excess of the principal  balance of such Mortgage Loan, which became a Liquidated  Mortgage Loan (but not in excess of the  principal  balance  thereof)  during the  preceding  calendar  month,  exclusive  of the portion thereof, if any, attributable to Assigned Prepayment Premiums.

               Liquidation  Proceeds:  Amounts,  including Insurance Proceeds,  received in connection with the partial or complete liquidation of defaulted Mortgage Loans,  whether through trustee's sale,  foreclosure sale or  otherwise  or amounts  received  in  connection  with any  condemnation  or partial  release of a Mortgaged
Property related to a Mortgage Loan and any other proceeds  received in connection with an REO Property,  other than Recoveries.

               Loan Group: Any of Loan Group 1,  Loan Group 2,  Loan Group 3,  Loan Group 4 or Loan Group 5, as
applicable.  Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 together will constitute one sub-trust and Loan Group 5 will constitute another sub-trust.

               Loan  Group 1:  All Mortgage  Loans  identified as Loan Group 1  Mortgage  Loans on the Mortgage
Loan Schedule.

               Loan  Group 2:  All Mortgage  Loans  identified as Loan Group 2  Mortgage  Loans on the Mortgage
Loan Schedule.

               Loan  Group 3:  All Mortgage  Loans  identified as Loan Group 3  Mortgage  Loans on the Mortgage
Loan Schedule.

               Loan  Group 4:  All Mortgage  Loans  identified as Loan Group 4  Mortgage  Loans on the Mortgage
Loan Schedule.

               Loan  Group 5:  All Mortgage  Loans  identified as Loan Group 5  Mortgage  Loans on the Mortgage
Loan Schedule.

               Loan-to-Value Ratio: As of any date, the fraction,  expressed as a percentage,  the numerator of which is the Stated  Principal  Balance  of the  related  Mortgage  Loan at the date of  determination  and the denominator of which is the Appraised Value of the Mortgaged Property.

               Loss and Delinquency  Test:  With respect to the SPS Mortgage Loans,  SPS will fail the Loss and
Delinquency Test on any date of determination as to which (i) the  aggregate  outstanding  principal balance of the SPS Mortgage Loans  delinquent 60 days or more  (including all related REO Properties and related  Mortgage
Loans in  foreclosure)  (averaged  over the  preceding  six month  period),  as a percentage  of the  aggregate principal  balance of the SPS Mortgage  Loans as of the first day of the month of such  determination  is equal to or greater than 50% or  (ii) cumulative  Realized Losses for the SPS Mortgage Loans exceed (a) with  respect to any month prior to the third  anniversary of the first  Distribution  Date,  20% of the aggregate  principal balance  of the SPS  Mortgage  Loans  as of the  Closing  Date  (the  "Original  SPS  Mortgage  Loan  Principal
Balance"),  (b) with respect to any month on or after the third anniversary but prior to the eighth anniversary of the first Distribution  Date, 30% of the Original SPS Mortgage Loan Principal  Balance,  (c) with respect to any month on or after the  eighth  anniversary  but prior to the ninth  anniversary  of the first  Distribution
Date, 35% of the Original SPS Mortgage Loan Principal  Balance,  (d) with  respect to any month on or after the ninth  anniversary but prior to the tenth anniversary of the first  Distribution  Date, 40% of the Original SPS
Mortgage Loan Principal  Balance,  (e) with respect to any month on or after the tenth anniversary but prior to the  eleventh  anniversary  of the first  Distribution  Date,  45% of the Original  SPS  Principal  Balance and
(f) with respect to any month on or after the eleventh  anniversary of the first  Distribution Date, 50% of the
Original SPS Mortgage Loan Principal  Balance.  For purposes of this  definition,  the term  "Realized  Losses"
shall not include Debt Service Reductions or Deficient Valuations.

               Lost Mortgage  Note: Any Mortgage Note the original of which was  permanently  lost or destroyed and has not been replaced.

               Majority  Servicer:  With  respect to any  Optional  Termination,  the  Servicer  servicing  the largest  percentage of Mortgage  Loans in the Loan Group(s) to be purchased in such  Optional  Termination  (by
Stated Principal  Balance of outstanding  Mortgage Loans on the Optional  Termination  Date) which has notified the Trust  Administrator  of its  intention  to be the  Terminating  Entity of such Loan  Group(s)  pursuant to
Section 11.02(a).

               Marker Rate:  With respect to the  Class 5-X  Certificates  and the REMIC II  Regular  Interests
LT1, LT2, LT3 and LT4 and any  Distribution  Date, a per annum rate equal to two (2) times the weighted average of the  Uncertificated  REMIC II  Pass-Through  Rates for REMIC II  Regular  Interest LT2 and REMIC II  Regular
Interest LT3.

               Master Servicer:  Wells Fargo.

               Maturity Date:  The Distribution Date occurring in February 2036.

               Maximum Interest Rate: With respect to the Group 5  Certificates  and any Distribution  Date, an
annual rate equal to the weighted  average of the Maximum  Mortgage Rates of the Mortgage Loans in Loan Group 5
minus the weighted average Expense Fee Rate of the Mortgage Loans in Loan Group 5.

               Maximum  Mortgage  Rate:  With respect to each Mortgage  Loan,  the  percentage set forth in the related Mortgage Note as the maximum Mortgage Rate thereunder.

               MERS:  Mortgage  Electronic  Registration  Systems,  Inc., a corporation  organized and existing under the laws of the State of Delaware, or any successor thereto.

               MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS® System.

               MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

               MIN:  The mortgage identification number for any MERS Mortgage Loan.

               Minimum  Mortgage  Rate:  With respect to each Mortgage  Loan,  the  percentage set forth in the related Mortgage Note as the minimum Mortgage Rate thereunder.

               MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee,  solely as nominee fro the originator of such Mortgage Loan and its successors and assigns.

               Monthly Excess Cashflow:  For any  Distribution  Date, an amount equal to the sum of the Monthly
Excess Interest,  Overcollateralization  Release Amount, if any for such date, and any Principal Payment Amount
remaining  after  the  application  of  items   (i) through   (v) in  the  distribution   thereof  pursuant  to
Section 4.01(II)(a), (b) or (c), as applicable.

               Monthly Excess Interest:  For any Distribution  Date, any Interest  Remittance  Amount remaining after the application of items (i) through (v) in the distribution thereof, pursuant to Section 4.01(II)(a).

               Moody's:  Moody's Investors Service, Inc. or any successor thereto.

               Mortgage:  With respect to a Mortgage  Loan,  the  mortgage,  deed of trust or other  instrument creating a first lien on a fee simple or leasehold estate securing a Mortgage Note.

               Mortgaged  Property:  The underlying real property  securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

               Mortgage  File:  For each Mortgage  Loan,  the Trustee  Mortgage File and the Servicer  Mortgage
File.

               Mortgage Guaranty  Insurance Policy:  Each policy of primary mortgage guaranty  insurance or any replacement policy therefor with respect to any Mortgage Loan.

               Mortgage  Loans:  Such of the mortgage  loans and  cooperative  loans (if any)  transferred  and assigned  to the  Trustee  pursuant  to the  provisions  hereof  as from time to time are held as a part of the
Trust Fund  (including  any  REO Property),  the mortgage  loans so held being  identified in the Mortgage Loan
Schedule,  notwithstanding  foreclosure or other acquisition of title of the related Mortgaged  Property.  With respect to each Mortgage Loan that is a Cooperative  Loan, if any,  "Mortgage  Loan" shall include,  but not be limited to, the related  Mortgage  Note,  Security  Agreement,  Assignment of  Proprietary  Lease,  Recognition
Agreement,  Cooperative  Shares and  Proprietary  Lease and,  with respect to each  Mortgage  Loan other than a
Cooperative  Loan,  "Mortgage Loan" shall include,  but not be limited to the related Mortgages and the related
Mortgage Notes.

               Mortgage Loan Purchase Price: The price,  calculated as set forth in  Section 11.01,  to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination of the Trust Fund.

               Mortgage Loan  Schedule:  The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Qualified  Substitute  Mortgage Loans and the purchase of Mortgage Loans pursuant to
Sections  2.01, 2.02  or 2.03)  transferred  to the  Trustee  as part of the  Trust  Fund and from time to time subject to this  Agreement,  attached  hereto as Schedule  I,  setting  forth the  following  information  with respect to each Mortgage Loan and applicable Servicer by Loan Group:

1.      the Mortgage Loan identifying number;

2.      the Mortgagor's name;

3.      the street address of the Mortgaged Property including the state and zip code;

4.      a code indicating the type of Mortgaged  Property  (detached single family dwelling,  PUD,  condominium unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status.

5.      the original months to maturity or the remaining  months to maturity from the Cut-off Date, in any case based on the original  amortization  schedule  and, if  different,  the maturity  expressed in the same manner but based on the actual amortization schedule;

6.      the Loan-to-Value Ratio at origination;

7.      the Mortgage Rate as of the Cut-off Date;

8.      the stated maturity date;

9.      the amount of the Scheduled Payment as of the Cut-off Date;

10.     the original principal amount of the Mortgage Loan;

11.     the  principal  balance of the  Mortgage  Loan as of the close of business on the Cut-off  Date,  after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

12.     a code indicating the purpose of the Mortgage Loan (i.e.,  purchase,  rate and term  refinance,  equity take out refinance);

13.     whether such Mortgage Loan has a Prepayment Premium;

14.     [reserved];

15.     the Expense Fee Rate as of the Cut-off Date;

16.     the related  Servicing  Fee Rate (which may be  disclosed on the  Mortgage  Loan  Schedule in two parts identified as the master  servicing  fee and  servicing  fee or in two parts  identified as the "Lender
        Fee" and the "Mgmt Fee");

17.     [reserved];

18.     whether such Mortgage Loan is a SPS Serviced  Mortgage Loan, Wells Fargo Serviced  Mortgage Loan, Ocwen
        Serviced Mortgage Loan,  JPMorgan Serviced Mortgage Loan, IndyMac Serviced Mortgage Loan, GMAC Mortgage
        Serviced Mortgage Loan,  Countrywide  Serviced Mortgage Loan,  EverBank Serviced Mortgage Loan or First
        Horizon Serviced Mortgage Loan;

19.     the Index that is associated with such Mortgage Loan, if applicable;

20.     the Gross Margin, if applicable;

21.     the Periodic Rate Cap, if applicable;

22.     the Minimum Mortgage Rate, if applicable;

23.     the Maximum Mortgage Rate, if applicable;

24.     the first Adjustment Date after the Cut-off Date, if applicable;

25.     a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN;

26.     the Custodian for such Mortgage Loan; and

               With respect to the Mortgage  Loans in the  aggregate,  each Mortgage  Loan  Schedule  shall set forth the following information, as of the Cut-off Date:

1.      the number of Mortgage Loans;

2.      the  current  aggregate  principal  balance of the  Mortgage  Loans as of the close of  business on the
        Cut-off  Date,  after  deduction of payments of principal  due on or before the Cut-off Date whether or not collected; and

3.      the weighted average Mortgage Rate of the Mortgage Loans.

               Mortgage Note: The original  executed note or other evidence of the  indebtedness of a Mortgagor under a Mortgage Loan.

               Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

               Mortgagor:  The obligor on a Mortgage Note.

               Net  Excess  Spread:  With  respect  to any  Distribution  Date and Loan  Group 5,  a  fraction, expressed  as a  percentage,  the  numerator  of which is equal to the excess of (x) the  Aggregate  Loan Group
Balance for Loan Group 5 for the  immediately  preceding  Distribution  Date,  multiplied by the product of (A)
the Net WAC Rate for Loan  Group 5  and (B) the actual  number of days  elapsed in the related  Accrual  Period divided by 360 over (y) the  aggregate  Current Interest for Loan Group 5 for such  Distribution  Date, and the denominator  of which  is an  amount  equal to the  Aggregate  Loan  Group  Balance  for Loan  Group 5  for the
immediately  preceding  Distribution  Date,  multiplied  by the actual  number of days  elapsed in the  related
Accrual Period divided by 360.

               Net  Funds  Cap:  For any  Distribution  Date  and the  Group 5  Certificates  (other  than  the
Class 5-X  Certificates),  will be a per annum rate equal to (a) a  fraction,  expressed as a  percentage,  the numerator of which is the product of (1) the Optimal Interest  Remittance Amount for such date and (2) 12,  and the  denominator of which is the Aggregate  Loan  Group Balance  for Loan Group 5  (excluding any such Mortgage
Loans  that  were  subject  to a Payoff,  the  principal  of which was  distributed  on the  Distribution  Date preceding the current  Distribution Date) for the immediately  preceding  Distribution Date (or, in the case of the first  Distribution  Date,  the  Aggregate  Loan  Group Balance  for Loan  Group 5 as of the Cut-off  Date,
multiplied by (b) a  fraction,  the numerator of which is 30 and the  denominator of which is the actual number of days in the related Accrual Period.

               Net  Interest  Shortfalls:  For any  Distribution  Date and the  Group 1,  Group 2,  Group 3 and
Group 4  Mortgage  Loans,  the sum of (A) the amount of interest which would otherwise have been received for a
Mortgage Loan in the related Loan  Group during  the prior  calendar month that was the subject of (x) a Relief
Act  Reduction or (y) a  Special  Hazard Loss,  Fraud Loss or  Bankruptcy  Loss,  after the  exhaustion  of the respective  amounts of coverage provided by the Class C-B  Certificates for those types of losses;  and (B) any related Net Prepayment Interest Shortfalls.

               Net  Liquidation  Proceeds:  With respect to any  Liquidated  Mortgage  Loan,  the excess of the related Liquidation Proceeds over the sum of Liquidation  Expenses,  Expense Fees and unreimbursed Advances and
Servicing Advances.

               Net Mortgage  Rate: As to each Mortgage  Loan,  and at any time, the per annum rate equal to the
Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

               Net Prepayment Interest  Shortfalls:  With respect to any Distribution Date, the amount by which the aggregate of Prepayment  Interest  Shortfalls during the related Prepayment Period exceeds the Compensating
Interest Payment for such Distribution Date.

               Net Realized Losses: For any Class of  Certificates,  other than the Group 5  Certificates,  and any Distribution  Date, the excess of (i) the amount of unreimbursed  Realized Losses  previously  allocated to that  Class over  (ii) the  sum of  (a) the  amount of any  increases  to the Class  Principal  Balance of that
Class pursuant  to  Section 4.03  due to Recoveries  and  (b) amounts  previously  distributed to such Class in respect of Realized Losses pursuant to Section 4.01.

               Net  Recovery  Realized  Losses:  For  any  Class of   Certificates,   other  than  the  Group 5
Certificates,  and any  Distribution  Date, the excess of Net Realized Losses for such  Distribution  Date over the amount distributed in respect of Realized Losses pursuant to Section 4.01 on that Distribution Date.

               Net WAC Rate:  With respect to Loan  Group 1,  Loan  Group 2,  Loan Group 3 and Loan Group 4 and
for any Distribution  Date, the Weighted Average  Pass-Through  Rate for such Loan Group for such  Distribution
Date.

               In addition, for any purpose for which the Net WAC Rate is calculated,  the interest rate on the
Mortgage Loans shall be appropriately  adjusted to account for the difference  between any counting  convention used with  respect to the  Mortgage  Loans and any counting  convention  used with  respect to a REMIC  Regular
Interest.

               Non-Designated Mortgage Loans:  The Mortgage Loans that are not Designated Mortgage Loans.

               Nonrecoverable  Advance:  Any  portion of an Advance or  Servicing  Advance  previously  made or proposed  to be made by the Master  Servicer  or a Servicer  that,  in the good  faith  judgment  of the Master
Servicer  or a Servicer  (as  applicable),  will not be  ultimately  recoverable  by the Master  Servicer  or a
Servicer (as applicable) from the related Mortgagor,  related  Liquidation  Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

               Notional Amount Certificates:  As set forth in the Preliminary Statement.

               Ocwen:  Ocwen Loan Servicing, LLC, and its successors and assigns.

               Ocwen  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the Mortgage Loan
Schedule, for which Ocwen is the applicable Servicer.

               Offered Certificates:  As set forth in the Preliminary Statement.

               Officer's  Certificate:  A certificate signed by the Chairman of the Board, any Vice Chairman of the Board,  the President,  an Executive Vice  President,  Senior Vice President,  a Vice  President,  or other authorized officer, the Treasurer,  the Secretary,  or one of the Assistant Treasurers or Assistant Secretaries
of the Depositor,  the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  a Subservicer,  the
Trustee or the Trust  Administrator,  as the case may be, and  delivered  to the  Depositor,  the  Seller,  the
Master Servicer,  the Special Servicer, the Servicers,  the Trustee or the Trust Administrator,  as required by this Agreement.

               Opinion of Counsel:  A written  opinion of counsel,  who may be counsel for the  Depositor,  the
Master Servicer or a Servicer,  including in-house counsel,  reasonably acceptable to the Trustee and the Trust
Administrator.  With respect to the  definition  of Eligible  Account in this  Article I and Sections  2.05 and
7.04 hereof and any opinion dealing with the  qualification of each REMIC created  hereunder or compliance with the REMIC  Provisions,  such counsel must (i) in fact be independent of the Depositor,  the Master Servicer and such  Servicer,  (ii) not have any direct  financial  interest in the  Depositor,  the Master  Servicer or such
Servicer or in any  affiliate  of either of them and  (iii) not  be connected  with the  Depositor,  the Master
Servicer  or such  Servicer as an officer,  employee,  promoter,  underwriter,  trustee,  partner,  director or
Person performing similar functions;  provided,  that with respect to Wells Fargo Bank, N.A. as Servicer,  such counsel may be in-house counsel for Wells Fargo Bank, N.A. as Servicer.

               Optimal Interest  Remittance  Amount:  With respect to any  Distribution  Date and Loan Group 5, the excess of (i) the product of (1) (x) the  weighted  average of the Net Mortgage Rates of the Mortgage Loans in Loan Group 5 as of the first day of the related  Collection  Period  divided by (y) 12 and (2) the Aggregate
Loan  Group Balance  for Loan Group 5 for the  immediately  preceding  Distribution  Date  (excluding  any such
Mortgage Loans that were subject to a Payoff,  the principal of which was distributed on the Distribution  Date preceding the current  Distribution  Date), over (ii) any  expenses that reduce the Interest  Remittance Amount with respect to Loan Group 5 that did not arise as a result of a default or  delinquency  of the Mortgage Loans in Loan Group 5 or were not taken into account in computing the Expense Fee Rate.

               Optional Termination:  The purchase of the Mortgage Loans pursuant to Section 11.01.

               Optional  Termination  Date:  The date fixed by a  Terminating  Entity for the  purchase  of the
Mortgage Loans pursuant to Section 11.01.

               Optional  Termination  Notice  Period:  The  period  during  which  notice is to be given to the affected Certificateholders of an Optional Termination pursuant to Section 11.03(d).

               OTS:  The Office of Thrift Supervision.

               Outsourcer:  As defined in Section 3.02.

               Overcollateralization  Amount:  For any  Distribution  Date,  an amount equal to the amount,  if any, by which  (x) the  Aggregate  Loan Group  Balance  for Loan  Group 5 for such  Distribution  Date  exceeds
(y) the aggregate Class Principal Balance of the Group 5  Certificates (other than the Class 5-X  Certificates)
after giving effect to payments on such Distribution Date.

               Overcollateralization  Deficiency:  For any  Distribution  Date,  the  amount,  if any, by which
(x) the Targeted  Overcollateralization Amount for such Distribution Date exceeds (y) the Overcollateralization
Amount for such  Distribution  Date,  calculated  for this purpose after giving effect to the reduction on such
Distribution  Date of the  aggregate  Class  Principal  Balance of the  Group 5  Certificates  (other  than the
Class 5-X  Certificates)  resulting from the payment of the Principal  Payment Amount on such Distribution Date but prior to allocation of any Applied Loss Amount on the Group 5 Certificates on such Distribution Date.

               Overcollateralization  Release Amount:  For any Distribution Date, an amount equal to the lesser of (x) the  Principal  Remittance  Amount for Loan Group 5 for such  Distribution  Date and (y) the amount,  if any, by which (1) the  Overcollateralization  Amount for such date, calculated for this purpose on the basis of the assumption that 100% of the Principal  Remittance  Amount for Loan Group 5 for such date is applied on such date in reduction of the  aggregate of the Class  Principal  Balances of the Group 5  Certificates  (other than the Class 5-X Certificates), exceeds (2) the Targeted Overcollateralization Amount for such date.

               Overcollateralized Group:  As defined in Section 4.07(b).

               Participant:  A broker,  dealer, bank, other financial  institution or other Person for whom DTC effects book entry transfers and pledges of securities deposited with DTC.

               Par-Value:  As defined in Section 11.01.

               Pass-Through  Entity:  (a) a regulated  investment company described in Section 851 of the Code, a real estate  investment  trust  described in Section 856 of the Code, a common trust fund or an  organization described in  Section 1381(a) of  the Code,  (b) any  partnership,  trust or estate or (c) any person holding a
Class A Certificate as nominee for another person.

               Pass-Through  Rate:  For any  interest  bearing  Class of  Certificates,  the per annum rate set forth or  calculated  in the manner  described  in the  Preliminary  Statement.  Interest on the  Certificates,
other than the LIBOR  Certificates,  will be computed on the basis of a 360 day year comprised of twelve 30 day months.  Interest on the LIBOR  Certificates  and the Class 5-X  Certificates  (to the extent it is entitled to interest  from Loan  Group 5)  will be  computed on the basis of a 360-day  year and the actual  number of days elapsed in the related Accrual Period.

               Payahead:  Any  Scheduled  Payment  intended  by  the  related  Mortgagor  to  be  applied  in a
Collection Period subsequent to the Collection Period in which such payment was received.

               Payoff:  Any payment of  principal  on a Mortgage  Loan equal to the entire  outstanding  Stated
Principal  Balance of such  Mortgage  Loan,  if  received  in advance of the last  scheduled  Due Date for such
Mortgage Loan and  accompanied by an amount of interest  equal to accrued unpaid  interest on the Mortgage Loan to the date of such payment in full.

               Payoff Interest:  For any Distribution  Date with respect to each SPS Serviced Mortgage Loan for which a Payoff was  received  on or after the first  calendar  day of the month of such  Distribution  Date and before the 15th calendar day of such month,  an amount of interest  thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

               Percentage  Interest:  With respect to any  Certificate,  either the percentage set forth on the face  thereof or equal to the  percentage  obtained by dividing the  Denomination  of such  Certificate  by the aggregate of the Denominations of all Certificates of the same Class.

               Person:  Any  individual,  corporation,  partnership,  joint venture,  association,  joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

               Physical Certificates:  As set forth in the Preliminary Statement.

               Pledge  Instruments:  With respect to each Cooperative  Loan, the Stock Power, the Assignment of
Proprietary Lease and the Security Agreement.

               Prepayment  Interest  Excess:  With respect to any Ocwen Serviced  Mortgage  Loan,  Distribution
Date and Payoff during the portion of the related  Prepayment  Period  occurring from the first day through the fourteenth day of the calendar month in which such  Distribution  Date occurs,  an amount equal to interest (to the extent  received) at the applicable  Mortgage Rate (giving effect to any applicable  Relief Act Reduction), as reduced by the related  Expense Fee Rate on the amount of such Payoff for the number of days  commencing  on the first day of the  calendar  month in which such  Distribution  Date  occurs and ending on the date on which such Payoff is so applied;  provided,  that  Prepayment  Interest  Excess  shall only exist with respect to any
Ocwen  Serviced  Mortgage  Loan and any  Distribution  Date if the related  Payoff is deposited by Ocwen in the related  Collection  Account pursuant to Section 3.05(c)(i) hereof in the same month as such Payoff is made, to be included with distributions on such Distribution Date.

               Prepayment  Interest  Shortfall:  With  respect  to any  Mortgage  Loan,  Distribution  Date and
Principal  Prepayment  (other than a Payoff on a Wells Fargo  Serviced  Mortgage  Loan,  SPS Serviced  Mortgage
Loan,  Ocwen  Serviced  Mortgage Loan or JPMorgan  Serviced  Mortgage Loan received  during the period from and including the first day to and including the 14th day of the month of such  Distribution  Date) received during the related  Prepayment  Period,  the  difference  between  (i) one  full  month's  interest at the  applicable
Mortgage Rate (giving  effect to any  applicable  Relief Act  Reduction,  Debt Service  Reduction and Deficient
Valuation),  as reduced by the Servicing Fee Rate, if applicable,  on the outstanding principal balance of such
Mortgage Loan  immediately  prior to such  prepayment  or, if such Principal  Prepayment is a Curtailment,  the principal  amount of such  Curtailment and (ii) the amount of interest  actually  received with respect to such
Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee, if applicable.

               Prepayment  Period:  With  respect to each  Distribution  Date and each Payoff with respect to a
Wells Fargo Serviced  Mortgage  Loan, SPS Serviced  Mortgage  Loan,  JPMorgan  Serviced  Mortgage Loan or Ocwen
Serviced  Mortgage Loan, the related  "Prepayment  Period" will commence on the 15th day of the month preceding the month in which the  related  Distribution  Date occurs  (or,  in the case of the first  Distribution  Date, commencing  on the  Cut-off  Date) and will end on the 14th day of the month in which  such  Distribution  Date occurs.  With respect to each  Distribution  Date and each Payoff with respect to any Mortgage Loan serviced by a Designated  Servicer,  the related "Prepayment Period" will be the period set forth in the related Designated
Servicing  Agreement.  With  respect  to each  Distribution  Date  and each  Curtailment  with  respect  to any
Mortgage Loan,  the related  "Prepayment  Period" will be the calendar month  preceding the month in which such
Distribution Date occurs.

               Prepayment  Premium:  With respect to any Mortgage Loan, any fee or premium  required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

               Principal  Payment  Amount:  For any  Distribution  Date and Loan Group 1,  Loan  Group 2,  Loan
Group 3 or Loan Group 4,  the sum of (i) the principal portion of the Scheduled  Payments on the Mortgage Loans in such Loan Group due on the related Due Date,  (ii) the  principal  portion of repurchase  proceeds  received with respect to any Mortgage Loan in such Loan  Group which  was  repurchased  as permitted or required by this
Agreement  during  the period  beginning  on the 15th day of the month  preceding  such  Distribution  Date and ending on the 14th day of the month of such  Distribution  Date,  with  notice and  receipt of funds  three (3)
Business  Days prior to the 14th day of the month of such  Distribution  Date and (iii) any  other  unscheduled payments  of  principal  which were  received  on the  Mortgage  Loans in such Loan  Group during  the  related calendar month preceding the month of such Distribution  Date, other than Principal  Prepayments or Liquidation
Principal.

               For any Distribution Date and Loan Group 5,  an amount equal to the Principal  Remittance Amount for such date minus the Overcollateralization Release Amount, if any, for such date.

               Principal  Prepayment:  Any payment of principal on a Mortgage  Loan which  constitutes a Payoff or Curtailment.

               Principal  Prepayment  Amount:  For any Distribution Date and Loan Group 1,  Loan Group 2,  Loan
Group 3 or Loan Group 4,  the sum of (i) all Principal  Prepayments relating to the Mortgage Loans in such Loan
Group which  were received during the related  Prepayment  Period and (ii) all  Recoveries  received during the calendar month preceding the month of that Distribution Date.

               Principal  Remittance Amount: For any Distribution Date and Loan Group 5, an amount equal to the sum of (1) all principal  collected (other than Payaheads) or advanced in respect of Scheduled  Payments on the
Mortgage Loans in such Loan Group during the related Collection Period (less unreimbursed  Advances,  Servicing
Advances and other amounts due to the Servicers,  the Trustee,  the Master Servicer and the Trust Administrator
with  respect  to the  Mortgage  Loans in such Loan  Group,  to the  extent  allocable  to  principal)  and the principal portion of Payaheads  previously  received on the Mortgage Loans in such Loan Group and  intended for application in the related Collection Period, (2) all Principal  Prepayments  received on the Mortgage Loans in such Loan  Group during  the related  Prepayment  Period,  (3) the Purchase Price of each Mortgage Loan in such
Loan   Group that  was  repurchased  by  the  Seller  or  purchased  by  the  Special   Servicer   pursuant  to
Section 3.11(g) or the holder of the Subordinate  Certificates pursuant to Section 3.11(f),  during the related
Collection  Period and the  principal  proceeds of any  purchase of Mortgage  Loans in such Loan  Group by  the
Terminating  Entity  pursuant to  Section 11.01  in an amount not exceeding  the  principal  portion of the Par
Value with respect to such Mortgage  Loans,  (4) the portion of any  Substitution  Adjustment  Amount paid with respect to any Deleted  Mortgage Loans in such Loan  Group during  the related  Collection  Period allocable to principal,  (5) all Net  Liquidation  Proceeds  (net of  unreimbursed  Advances,  Servicing  Advances and other expenses,  to the extent  allocable  to  principal)  and any other  Recoveries  collected  with  respect to the
Mortgage Loans in such Loan  Group during  the preceding  calendar month, to the extent allocable to principal, and (6) amounts,  if any,  withdrawn from the Group 5 Interest Rate Cap Account to cover Realized Losses on the
Group 5 Mortgage Loans incurred during the related Collection Period.

               Principal  Transfer Amount:  For any Distribution Date and each  Undercollateralized  Group, the excess,  if any,  of the  aggregate  Class  Principal  Balance  of the  Class A  Certificates  related  to such
Undercollateralized Group over the Aggregate Loan Group Balance of such Group.

               Private Certificates:  As set forth in the Preliminary Statement.

               Proprietary  Lease:  The lease on a Cooperative  Unit evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.
               Pro Rata Share: With respect to any Distribution Date and any Class of  Class C-B  Certificates,
the portion of the Subordinate  Principal  Distribution Amount allocable to such Class, equal to the product of the  Subordinate  Principal  Distribution  Amount on such  Distribution  Date and a fraction,  the numerator of which is the related Class  Principal  Balance of such  Class and the  denominator of which is the aggregate of the Class Principal Balances of the Class C-B Certificates.

               Prospectus:  The Prospectus,  dated January 25, 2005,  relating to the offering by the Depositor from time to time of its Mortgage-Backed  Pass Through  Certificates  (Issuable in Series) in the form in which it was or will be filed with the  Securities and Exchange  Commission  pursuant to  Rule 424(b) under  the 1933
Act with respect to the offer and sale of the Offered Certificates.

               Prospectus  Supplement:  The Prospectus  Supplement,  dated  October 27,  2005,  relating to the offering  of the  Offered  Certificates  in the form in which it was or will be filed with the  Securities  and
Exchange  Commission  pursuant  to  Rule 424(b) under  the 1933 Act with  respect  to the offer and sale of the
Offered Certificates.

               PUD:  Planned Unit Development.

               Purchase  Price:  With respect to any Mortgage  Loan  required to be  repurchased  by the Seller
pursuant   to   Section 2.02   or  2.03,   purchased   by  a  holder  of  certain   Certificates   pursuant  to
Section 3.11(f) or  purchased at the option of the Special  Servicer  pursuant to  Section 3.11(g),  the sum of
(i) 100%  of the  Stated  Principal  Balance  of the  Mortgage  Loan as of the  first  day of the month of such purchase,  (ii) accrued  and unpaid  interest on the Mortgage Loan at the applicable  Mortgage Rate (reduced by the related  Servicing  Fee Rate,  if the  purchaser  is also the Servicer  thereof)  from the first day of the month of such  purchase  to the first  day of the  month  immediately  following  the  month of such  purchase,
(iii) in the case of a Mortgage Loan purchased by the Seller or the Depositor,  the amount of any  unreimbursed
Advances and Servicing Advances made by a Servicer,  if such Servicer is not the Seller or the Depositor,  with respect to such  Mortgage  Loan or, in the case of a Mortgage  Loan  purchased  by the  Special  Servicer,  any unreimbursed  Advances  and  Servicing  Advances  payable to any  Servicer  (other than the Servicer or Special
Servicer,  as the case may be, which is purchasing such Mortgage  Loans) and (iv) with  respect to any purchase by the Seller pursuant to  Section 2.03,  any costs and damages  actually  incurred and paid by or on behalf of the Trust in connection with any breach of the representation  and warranty set forth in Schedule  III(viii) as a result of a violation of a predatory or abusive  lending law applicable to such Mortgage  Loan.  With respect to any Mortgage Loan required or allowed to be purchased,  the Special  Servicer,  the  Certificateholder,  the
Seller or the Depositor,  as applicable,  shall deliver to the Trustee and the Trust Administrator an Officer's
Certificate as to the calculation of the Purchase Price.

               Qualified  Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its  principal  place of  business  and each state  having  jurisdiction  over such  insurer in connection  with the insurance  policy issued by such insurer,  duly  authorized and licensed in such states to transact a mortgage  guaranty  insurance  business  in such states and to write the  insurance  provided by the insurance  policy  issued by it,  approved  as a FNMA or FHLMC  approved  mortgage  insurer  or having a claims paying  ability  rating of at least "AA" or equivalent  rating by a nationally  recognized  statistical  rating organization.  Any  replacement  insurer  with  respect to a Mortgage  Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

               Qualified  Substitute  Mortgage Loan:  One or more Mortgage Loans  substituted by the Seller for one or more Deleted  Mortgage  Loans which must,  on the date of such  substitution,  as confirmed in a Request for  Release,  substantially  in the form of  Exhibit K,  individually  or in the  aggregate  and on a weighted average basis, as applicable  (i) have a Stated Principal Balance,  after deduction of the principal portion of the Scheduled  Payment due in the month of substitution,  not in excess of, and not more than 10% less than the
Stated Principal  Balance of the Deleted Mortgage Loan;  (ii) be accruing  interest at a rate no lower than and not more than 1% per annum higher than,  that of the Deleted  Mortgage  Loan;  (iii) have a Loan to Value Ratio no higher than that of the Deleted  Mortgage  Loan;  (iv) have a remaining  term to maturity  not more than one year  greater  than or less than  that of the  Deleted  Mortgage  Loan;  provided  that the  remaining  term to maturity of any such Mortgage Loan shall be no greater than the last maturing  Mortgage Loan immediately  prior to any  substitution;  (v) have a Maximum  Mortgage Rate and Minimum Mortgage Rate not less than the respective such rates for the Deleted  Mortgage  Loan,  have a Gross Margin equal to or greater than the Deleted  Mortgage
Loan and have the same Index as the Deleted  Mortgage Loan;  (vi) not be a Cooperative  Loan unless the Deleted
Mortgage  Loan was a  Cooperative  Loan and (vii)   comply with each  representation  and warranty set forth in
Section 2.03(b).

               Rating Agency:  Each of Moody's,  S&P and DBRS, or any successor to any of them, so long as such entity is rating any of the Certificates.

               Ratings:  As of any date of determination,  the ratings, if any, of the Certificates as assigned by the Rating Agencies.

               Realized Loss: With respect to any Mortgage Loan, (1) with respect to each  Liquidated  Mortgage
Loan, an amount (not less than zero or more than the Stated  Principal  Balance of the Mortgage Loan) as of the
date of such liquidation,  equal to (i) the Stated Principal Balance of the Liquidated  Mortgage Loan as of the
date of such liquidation,  plus  (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not  reimbursed) to  Certificateholders  up to the related Due
Date in the month in which  Liquidation  Proceeds  are  required  to be  distributed  on the  Stated  Principal
Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation  Proceeds,  if any, received during the month in which such liquidation  occurred,  to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the  Liquidated  Mortgage  Loan; (2) for any Mortgage Loan subject to a Deficient  Valuation,  the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in  connection  with the  proceedings  resulting in the Deficient  Valuation;  or (3) for any
Debt  Service  Reduction  Mortgage  Loan,  the present  value of all monthly  Debt  Service  Reductions  on the
Mortgage Loan,  assuming that the mortgagor pays each Scheduled  Payment on the applicable Due Date and that no
Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

               Realized  Losses  allocated  to the  Class 5-X  Certificates  shall  be  allocated  first to the
REMIC III  Regular  Interest 5-X-IO in reduction of the accrued but unpaid interest  thereon until such accrued and unpaid  interest  shall have been  reduced to zero and then to the  REMIC III  Regular  Interest 5-X-PO  in reduction of the principal balance thereof.

               Recognition Agreement:  An Agreement among a Cooperative  Corporation,  a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties  (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

               Record Date: With respect to any  Distribution  Date and the  Certificates  other than the LIBOR
Certificates  held in Book-Entry  Form on such  Distribution  Date,  the close of business on the last Business
Day of the month  preceding the month in which the  applicable  Distribution  Date occurs.  With respect to any
Distribution Date and the LIBOR  Certificates  held in Book-Entry Form on such Distribution  Date, the close of business on the Business Day immediately preceding such Distribution Date.

               Recovery:  With  respect to any  Distribution  Date and  Mortgage  Loan that became a Liquidated
Mortgage Loan in a month preceding the month prior to the  Distribution  Date, an amount received in respect of principal on such Mortgage Loan which has  previously  been allocated as a Realized Loss or Applied Loss Amount to a Class or Classes of Certificates, net of reimbursable expenses.

               Reference Bank Rate:  With respect to any Accrual Period  relating to the LIBOR  Certificates as follows:  the arithmetic  mean (rounded  upwards,  if necessary,  to the nearest one sixteenth of a percent) of the offered rates for United States dollar  deposits for one month which are offered by the Reference  Banks as of 11:00 A.M.,  London time, on the Interest  Determination  Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts  approximately  equal to the aggregate Class Principal  Balance of the LIBOR  Certificates;  provided that at least two such Reference Banks provide such rate.  If fewer than two offered  rates appear,  the  Reference  Bank Rate will be the  arithmetic mean of the rates  quoted by one or more major  banks in New York  City,  selected  by the Trust  Administrator after  consultation  with DLJMC,  as of 11:00 A.M., New York City time, on such date for loans in U.S.  Dollars to leading  European  banks for a period of one month in amounts  approximately  equal to the  aggregate  Class
Principal  Balance of the LIBOR  Certificates.  If no such quotations can be obtained,  the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

               Reference  Banks:  Three major banks that are engaged in the London interbank  market,  selected by the Trust Administrator after consultation with DLJMC.

               Registration   Statement:   That  certain  registration   statement  on  Form  S-3,  as  amended
(Registration  No.  333-120966),  relating  to  the  offering  by  the  Depositor  from  time  to  time  of its
Mortgage-Backed  Pass  Through  Certificates  (Issuable  in Series) as  heretofore  declared  effective  by the
Securities and Exchange Commission.

               Regular  Certificates:   All  of  the  Certificates  other  than  the  Class AR  and  Class AR-L
Certificates.

               Relief Act:  The  Servicemembers  Civil Relief Act, as amended,  and any similar  state or local law.

               Relief Act Reductions:  With respect to any Distribution  Date and any Mortgage Loan as to which there has been a reduction in the amount of interest  collectible  thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which  (i) interest  collectible on such Mortgage Loan for the most recently  ended calendar month is less than  (ii) interest  accrued  thereon for such month pursuant to the Mortgage Note.

               REMIC: A "real estate mortgage  investment  conduit,"  within the meaning of Section 860D of the
Code.  Reference herein to REMIC refers to each REMIC created by the Preliminary Statement.

               REMIC  Election:  An election,  for federal  income tax purposes,  to treat certain  assets as a
REMIC.

               REMIC I Available  Distribution  Amount:  For each of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4, for any Distribution Date, the Available Distribution Amount for such Loan Group.

               REMIC I  Distribution  Amount:  For any Distribution  Date, the REMIC I  Available  Distribution
Amounts  shall be deemed  distributed  to REMIC III,  as the holder of the REMIC I  Regular  Interests,  and to
Holders of the Class AR-L Certificates in respect of Component I thereof,  pursuant to  Section 4.01(IV)(a)(i), in the following amounts and priority:

               (a)    To the extent of the REMIC I Available Distribution Amount for Loan Group 1:

                      (i)    first,  to Class Y-1  and  Class Z-1  Regular  Interests  and  Component I  of the
        Class AR-L Certificates,  concurrently,  the Uncertificated Accrued Interest for such Classes remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)   second,  to the Class Y-1 and Class Z-1  Regular  Interests and Component I of the
        Class AR-L  Certificates,  concurrently,  the Uncertificated  Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest;

                      (iii)  third,  to Component I of the Class AR-L  Certificates,  until the  Uncertificated
        Principal Balance thereof has been reduced to zero; and

                      (iv)   fourth,  to  the  Class Y-1  and  Class Z-1  Regular   Interests,   the  Class Y-1
        Principal Distribution Amount and the Class Z-1 Principal Distribution Amount, respectively.

               (b)    To the extent of the REMIC I Available Distribution Amount for Loan Group 2:

                      (i)    first,  to the  Class Y-2  and  Class Z-2  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)   second,  to the Class Y-2  and  Class Z-2  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                      (iii)  third, to the Class Y-2 and Class Z-2 Regular Interests,  the Class Y-2  Principal
        Distribution Amount and the Class Z-2 Principal Distribution Amount, respectively.

               (c)    To the extent of the REMIC I Available Distribution Amount for Loan Group 3:

                      (i)    first,  to the  Class Y-3  and  Class Z-3  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)   second,  to the Class Y-3  and  Class Z-3  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                      (iii)  third, to the Class Y-3 and Class Z-3 Regular Interests,  the Class Y-3  Principal
        Distribution Amount and the Class Z-3 Principal Distribution Amount, respectively.

               (d)    To the extent of the REMIC I Available Distribution Amount for Loan Group 4:

                      (i)    first,  to the  Class Y-4  and  Class Z-4  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes  remaining unpaid from previous  Distribution  Dates, pro rata according to their respective shares of such unpaid amounts;

                      (ii)   second,  to the Class Y-4  and  Class Z-4  Regular  Interests,  concurrently,  the
        Uncertificated  Accrued Interest for such Classes for the current Distribution Date, pro rata according to their respective Uncertificated Accrued Interest; and

                      (iii)  third, to the Class Y-4 and Class Z-4 Regular Interests,  the Class Y-4  Principal
        Distribution Amount and the Class Z-4 Principal Distribution Amount, respectively.

               (e)    To the extent of the REMIC I  Available  Distribution  Amounts for such Distribution Date remaining  after payment of the amounts  pursuant to paragraphs  (a), (b),  (c) and  (d) of this  definition of
"REMIC I Distribution Amount":

                      (i)    first, to each Class of  REMIC I Class Y and Class Z Regular  Interests,  pro rata according to the amount of unreimbursed  Realized Losses allocable to principal previously allocated to each such Class;  provided,  however, that any amounts distributed pursuant to this paragraph (e)(i) of this  definition of "REMIC I  Distribution  Amount"  shall not cause a reduction in the  Uncertificated
        Principal Balances of any of the Class Y and Class Z Regular Interests; and

                      (ii)   second,  to the Class AR-L  Certificates  in respect of Component I  thereof,  any remaining amount.

               REMIC I Realized Losses: Realized Losses on the Group 1,  Group 2,  Group 3 and Group 4 Mortgage
Loans shall be allocated to the REMIC I  Regular  Interests  as follows:  (1) the interest  portion of Realized
Losses and Net Interest  Shortfalls on the Group 1 Loans, if any, shall be allocated  between the Class Y-1 and
Class Z-1  Regular  Interests  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction  thereof;  (2) the interest  portion of Realized  Losses and Net Interest  Shortfalls  on the Group 2
Loans, if any, shall be allocated  between the Class Y-2 and Class Z-2  Regular Interests pro rata according to the amount of interest accrued but unpaid thereon,  in reduction thereof;  (3) the interest portion of Realized
Losses and Net Interest  Shortfalls on the Group 3 Loans, if any, shall be allocated  between the Class Y-3 and
Class Z-3  Regular  Interests  pro rata  according  to the amount of interest  accrued but unpaid  thereon,  in reduction thereof;  and (4) the interest portion of Realized Losses and Net Interest  Shortfalls on the Group 4
Loans, if any, shall be allocated  between the Class Y-4 and Class Z-4  Regular Interests pro rata according to the amount of  interest  accrued  but unpaid  thereon,  in  reduction  thereof.  Any  interest  portion of such
Realized  Losses in excess of the amount  allocated  pursuant to the preceding  sentence  shall be treated as a principal  portion  of  Realized  Losses not  attributable  to any  specific  Mortgage  Loan in such  Group and allocated  pursuant to the succeeding  sentences.  The principal portion of Realized Losses with respect to the
Group 1,  Group 2,  Group 3 and Group 4  Mortgage Loans shall be allocated to the REMIC I Regular  Interests as follows:  (1) the principal  portion of Realized Losses on the Group 1 Loans shall be allocated,  first, to the
Class Y-1  Regular  Interest to the extent of the  Class Y-1  Principal  Reduction  Amount in  reduction of the
Uncertificated  Principal  Balance of such  Regular  Interest  and,  second,  the  remainder,  if any,  of such principal  portion of such Realized  Losses shall be allocated to the Class Z-1  Regular  Interest in reduction of the  Uncertificated  Principal Balance thereof;  (2) the principal portion of Realized Losses on the Group 2
Loans shall be allocated,  first, to the Class Y-2  Regular  Interest to the extent of the Class Y-2  Principal
Reduction  Amount in reduction of the  Uncertificated  Principal  Balance of such Regular Interest and, second, the remainder,  if any, of such principal  portion of such Realized  Losses shall be allocated to the Class Z-2
Regular Interest in reduction of the  Uncertificated  Principal  Balance thereof;  (3) the principal portion of
Realized  Losses on the Group 3  Loans shall be allocated,  first,  to the  Class Y-3  Regular  Interest to the extent of the Class Y-3  Principal  Reduction Amount in reduction of the  Uncertificated  Principal  Balance of such Regular Interest and,  second,  the remainder,  if any, of such principal  portion of such Realized Losses shall be allocated to the  Class Z-3  Regular  Interest in reduction of the  Uncertificated  Principal  Balance thereof;  and (4) the principal  portion of Realized Losses on the Group 4 Loans shall be allocated,  first, to the Class Y-4  Regular Interest to the extent of the Class Y-4  Principal  Reduction Amount in reduction of the
Uncertificated  Principal  Balance of such  Regular  Interest  and,  second,  the  remainder,  if any,  of such principal  portion of such Realized  Losses shall be allocated to the Class Z-4  Regular  Interest in reduction of the Uncertificated  Principal Balance thereof.  For any Distribution Date,  reductions in the Uncertificated
Principal  Balances of the Class Y and Class Z Regular  Interests  pursuant to this definition of Realized Loss shall be determined,  and shall be deemed to occur,  prior to any reductions of such  Uncertificated  Principal
Balances by distributions on such Distribution Date.

               REMIC II Available Distribution Amount:  The Available Distribution Amount for Loan Group 5.

               REMIC II  Distribution  Amount: For any Distribution  Date, the REMIC II Available  Distribution
Amount shall be deemed  distributed  to  REMIC III,  as the holder of the REMIC II  Regular  Interests,  and to
Holders   of   the   Class AR-L    Certificates   in   respect   of   Component II    thereof,    pursuant   to
Section 4.01(IV)(a)(ii), in the following amounts and priority:

               (a) first,  to the REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4, pro rata,  in an amount equal to (A) their  Uncertificated  Accrued  Interest  for such  Distribution  Date,  plus (B) any  amounts  in respect thereof remaining unpaid from previous Distribution Dates; and

               (b) second:

                      (i)    to the REMIC II  Regular  Interests LT2, LT3 and LT4, their  respective  Principal
        Distribution Amounts;

                      (ii)   to the REMIC II Regular Interest LT1 its Principal Distribution Amount;

                      (iii)  any  remainder to the REMIC II  Regular  Interest  LT1,  until the  Uncertificated
        Principal Balance thereof has been reduced to zero;

                      (iv)   any  remainder  to the  REMIC II  Regular  Interests  LT2,  LT3 and LT4, pro rata, according to their respective  Uncertificated  Principal  Balances as reduced by the distributions made pursuant to (i) above,  until their respective  Uncertificated  Principal Balances have been reduced to zero; and

                      (v)    any remaining  amounts to the Holders of the  Class AR-L  Certificates  in respect of Component II thereof;

               (c)    To the extent of the REMIC II Available  Distribution  Amounts for such Distribution Date remaining  after  payment of the amounts  pursuant to  paragraphs  (a) and (b) of this  definition of "REMIC II
Distribution Amount" as follows:

                      (i)    first, to the REMIC II  Regular  Interests LT1, LT2, LT3 and LT4, pro rata, to the extent of any Realized  Losses  allocated to such Regular  Interests on such  Distribution  Date or any prior Distribution Date and not previously  reimbursed pursuant to this paragraph;  provided,  however, that any  amounts  distributed  pursuant to this  paragraph  (c)(i) of  this  definition  of  "REMIC II
        Distribution Amount" shall not cause a reduction in the Uncertificated  Principal Balance of any of the
        REMIC II Regular Interests LT1, LT2, LT3 and LT4; and

                      (ii)   second,  to the Class AR-L  Certificates in respect of Component II  thereof,  any remaining amount.

               REMIC II  Principal  Reduction  Amounts:  For any  Distribution  Date,  the amounts by which the principal  balances of the REMIC II Regular Interests LT1, LT2, LT3 and LT4,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the distribution of principal,  determined as follows:

        For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

        Y1 =   the aggregate  principal  balance of the REMIC II Regular  Interests LT1 after  distributions on the prior Distribution Date.

        Y2 =   the principal  balance of the REMIC II  Regular  Interest LT2 after  distributions  on the prior
Distribution Date.

        Y3 =   the principal  balance of the REMIC II  Regular  Interest LT3 after  distributions  on the prior
Distribution Date.

        Y4 =   the principal  balance of the REMIC II  Regular  Interest LT4 after  distributions  on the prior
Distribution Date (note:  Y3 = Y4).

        ΔY1 =  the combined REMIC II Regular Interests LT1 Principal Reduction Amount.

        ΔY2 =  the REMIC II Regular Interest LT2 Principal Reduction Amount.

        ΔY3 =  the REMIC II Regular Interest LT3 Principal Reduction Amount.

        ΔY4 =  the REMIC II Regular Interest LT4 Principal Reduction Amount.

        P0 =   the aggregate  principal  balance of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses on the prior Distribution Date.

        P1 =   the aggregate  principal  balance of the REMIC II Regular  Interests LT1, LT2, LT3 and LT4 after distributions and the allocation of Realized Losses to be made on such Distribution Date.

        ΔP =   P0 - P1 = the  aggregate of the  REMIC II  Regular  Interests  LT1,  LT2, LT3 and LT4  Principal
Reduction Amounts.

              =the  aggregate  of the  principal  portions  of  Realized  Losses to be  allocated  to,  and the principal  distributions  to be made  on,  the  Group I  Certificates  on  such  Distribution  Date  (including distributions of accrued and unpaid interest on the Class SB-I Certificates for prior Distribution Dates).

        R0 =   the Group 5 Net WAC Rate (stated as a monthly rate) after giving  effect to amounts  distributed and Realized Losses allocated on the prior Distribution Date.

        R1 =   the  Group 5  Net WAC Rate  (stated  as a monthly  rate)  after  giving  effect to amounts to be distributed and Realized Losses to be allocated on such Distribution Date.

        α =    (Y2 + Y3)/P0.  The  initial  value of α on the  Closing  Date for use on the first  Distribution
Date shall be 0.0001.

        γ0 =   the lesser of (A) the sum for all  Classes of Group 5  LIBOR  Certificates  of the  product  for each  Class of  (i) the  monthly  interest  rate (as  limited by the Net Funds  Cap,  if  applicable)  for such
Class applicable  for  distributions to be made on such Distribution  Date and (ii) the  aggregate  Certificate
Principal  Balance for such  Class after  distributions  and the  allocation  of  Realized  Losses on the prior
Distribution Date and (B) R0*P0.

        γ1  =  the lesser of (A) the sum for all  Classes  of  Group 5  Certificates  of the  product  for each
Class of  (i) the  monthly  interest  rate  (as  limited  by  the  Net  Funds  Cap,  if  applicable)  for  such
Class applicable  for distributions to be made on the next succeeding  Distribution Date and (ii) the aggregate
Certificate  Principal  Balance for such Class after  distributions and the allocation of Realized Losses to be made on such Distribution Date and (B) R1*P1.

        Then, based on the foregoing definitions:

        ΔY1 =  ΔP - ΔY2 - ΔY3 - ΔY4;

        ΔY2 =  (α/2){( γ0R1 - γ1R0)/R0R1};

        ΔY3 =  αΔP - ΔY2; and

        ΔY4 =  ΔY3.

        if both ΔY2 and ΔY3, as so determined, are non-negative numbers.  Otherwise:

        (1)    If ΔY2, as so determined, is negative, then

        ΔY2 = 0;

        ΔY3 = α{γ1R0P0 - γ0R1P1}/{γ1R0};

        ΔY4 = ΔY3; and

        ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

        (2)    If ΔY3, as so determined, is negative, then

        ΔY3 = 0;

        ΔY2 = α{γ1R0P0 - γ0R1P1}/{2R1R0P1 -  γ1R0};

        ΔY4 = ΔY3; and

        ΔY1 = ΔP - ΔY2 - ΔY3 - ΔY4.

The Principal Reduction Amount ΔY1 shall be allocated to the REMIC II Regular Interest LT1.

               REMIC II  Realized  Losses:  Realized  Losses on the  Group 5  Mortgage  Loans  for the  related
Collection  Period shall be allocated to the REMIC II Regular  Interests LT1, LT2, LT3 and LT4, in reduction of the principal balances thereof and interest accrued thereon,  as follows:  (i) the interest portion of Realized
Losses,  if any, shall be allocated pro rata to accrued  interest on the REMIC II  Regular  Interests LT1, LT2,
LT3 and LT4, to the extent of such accrued  interest,  and  (ii) any  remaining  interest  portions of Realized
Losses and any  principal  portions  of  Realized  Losses  shall be treated as  principal  portions of Realized
Losses and allocated  (i) to the REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3 and REMIC II
Regular  Interest LT4,  pro rata according to their respective Principal Reduction Amounts,  provided that such allocation to each of the REMIC II  Regular  Interest LT2,  REMIC II  Regular Interest LT3 and REMIC II Regular
Interest LT4 shall not exceed their respective  Principal  Reduction Amounts,  and (ii) any Realized Losses not
allocated to any of the REMIC II  Regular  Interest LT2,  REMIC II  Regular  Interest LT3  and REMIC II Regular
Interest LT4  pursuant  to the  provisos  of clause  (i)  above  shall be  allocated  to the  REMIC II  Regular
Interest LT1,  until the principal  balance  thereof  shall have been reduced to zero.  Any Realized  Losses on the Group 5 Mortgage Loans remaining after the allocations  made in the preceding  sentences shall be allocated among  the  Class LT2,  Class LT3  and  Class LT4  REMIC II  Regular  Interests  pro-rata  according  to  their respective  principal  balances as reduced by the  allocations  in the preceding  sentence until such principal balances shall have been reduced to zero.

               REMIC II  Regular Interest LT1 Principal  Distribution  Amount:  For any Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT1 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT1 on such Distribution Date.

               REMIC II  Regular Interest LT2 Principal  Distribution  Amount:  For any Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT2 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT2 on such Distribution Date.

               REMIC II  Regular Interest LT3 Principal  Distribution  Amount:  For any Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT3 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT3 on such Distribution Date.

               REMIC II  Regular Interest LT4 Principal  Distribution  Amount:  For any Distribution  Date, the
excess,  if any, of the REMIC II Regular Interest LT4 Principal  Reduction  Amount for such  Distribution  Date over the Realized Losses allocated to the REMIC II Regular Interest LT4 on such Distribution Date.

               REMIC  Provisions:  The  provisions  of the federal  income tax law  relating  to REMICs,  which appear  at  Sections  860A  through  860G of the Code,  and  related  provisions  and  regulations  promulgated thereunder, as the foregoing may be in effect from time to time.

               REMIC Regular  Interest:  Any of the REMIC I Regular  Interests,  REMIC II Regular Interests and
REMIC III Regular Interests.

               REO Disposition:  The  final  sale  by  Wells  Fargo,  in  its  capacity  as  Servicer,  of  any
REO Property.

               REO Disposition  Fee:  With respect to each REO  Disposition,  the greater of (i) $1,200 or (ii)
one percent  (1%) of the final  sales  price of such REO  Disposition;  provided  that the real  estate  broker commission  with  respect to the  liquidation  of the REO  property  is equal to or less than 5% except in such cases where the  property  value is less than  $100,000  or the  property is located in a rural area and market conditions  require the  Servicer to pay a real  estate  broker  commission  greater  than 5% or prior  written consent has been obtained from CSFB or their authorized representative.

               REO Property:   A  Mortgaged  Property  acquired  by  the  Trust  Fund  through  foreclosure  or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Required  Insurance  Policy:  With respect to any  Non-Designated  Mortgage  Loan, any insurance policy that is required to be  maintained  from time to time under this  Agreement in respect of such  Mortgage
Loan or the related Mortgaged Property.

               Residual Certificates:  The Class AR Certificates and Class AR-L Certificates.

               Responsible Officer:  When used with respect to the Trust Administrator,  shall mean any officer within the corporate trust department of the Trust Administrator,  including any Assistant Vice President,  the
Secretary,  any Vice President,  Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer
or any other officer of the Trust  Administrator  customarily  performing  functions similar to those performed by any of the above  designated  officers and any officer within the Corporate Trust  Department  having direct responsibility  for the  administration  of this Agreement.  When used with respect to the Trustee,  shall mean any officer within the Corporate Trust Department having direct  responsibility  for the administration of this
Agreement  and also,  with respect to a particular  matter,  any other  officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

               Rolling Three Month Delinquency Rate: For any Distribution Date will be the fraction,  expressed as a percentage,  equal to the average of the  Delinquency  Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

               Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

               S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill  Companies,  Inc., or any successor thereto.

               Scheduled  Payment:  The  scheduled  monthly  payment  on a  Mortgage  Loan  due on any Due Date allocable to principal  and/or  interest on such Mortgage  Loan  pursuant to the terms of the related  Mortgage
Note.

               Security  Agreement:  With respect to a Cooperative  Loan, the agreement or mortgage  creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

               Seller:  DLJMC.

               Senior Certificates:  As set forth in the Preliminary Statement.

               Senior  Liquidation   Amount:  The  Group 1  Senior  Liquidation   Amount,  the  Group 2  Senior
Liquidation Amount, the Group 3 Senior Liquidation Amount or Group 4 Senior Liquidation Amount, as applicable.

               Senior  Percentage:  The Group 1 Senior Percentage,  Group 2 Senior  Percentage,  Group 3 Senior
Percentage or Group 4 Senior Percentage, as applicable.

               Senior  Prepayment  Percentage:  The Senior  Prepayment  Percentage  for any  Distribution  Date
occurring  during the seven years  beginning  on the first  Distribution  Date for each of Loan  Group 1,  Loan
Group 2,  Loan Group 3 and Loan Group 4 will equal 100%. The Senior Prepayment  Percentage for any Distribution
Date  occurring  on or after  the  seventh  anniversary  of the  first  Distribution  Date for each  such  Loan
Group will  be as  follows:  for any  Distribution  Date in the  first  year  thereafter,  the  related  Senior
Percentage plus 70% of the related  Subordinate  Percentage for such  Distribution  Date; for any  Distribution
Date in the  second  year  thereafter,  the  related  Senior  Percentage  plus 60% of the  related  Subordinate
Percentage for such  Distribution  Date; for any Distribution  Date in the third year  thereafter,  the related
Senior  Percentage  plus  40% of the  related  Subordinate  Percentage  for  such  Distribution  Date;  for any
Distribution  Date in the fourth  year  thereafter,  the  related  Senior  Percentage  plus 20% of the  related
Subordinate  Percentage  for such  Distribution  Date;  and for any  Distribution  Date after the  fourth  year thereafter, the related Senior Percentage for such Distribution Date.

               Notwithstanding the foregoing,  on any Distribution Date and with respect to Loan Group 1,  Loan
Group 2,  Loan Group 3 or Loan Group 4 if the Senior Percentage  exceeds the initial related Senior Percentage, the Senior  Prepayment  Percentage  for each Group for that  Distribution  Date will equal 100%,  (ii) if on or before the Distribution  Date in October 2008,  the Class C-B  Percentage is greater than or equal to twice the
Class C-B  Percentage  as of the  Closing  Date,  in  which  case the  Senior  Prepayment  Percentage  for each
Group will  equal the related  Senior  Percentage,  plus 50% of the  related  Subordinate  Percentage  for that
Distribution  Date, and if after the  Distribution  Date in October 2008,  the Class C-B  Percentage is greater than or equal to twice the Class C-B  Percentage as of the Closing Date, then the Senior Prepayment  Percentage for each such Group for such Distribution Date will equal the related Senior Percentage).

               Notwithstanding the foregoing,  the Senior Prepayment  Percentage for any of Loan Group 1,  Loan
Group 2,  Loan  Group 3  or Loan  Group 4  shall  equal  100% for any  Distribution  Date as to  which  (i) the outstanding  principal  balance of the  Mortgage  Loans in the related Loan Group,  delinquent  60 days or more
(including  all REO  Properties  and Mortgage  Loans in  foreclosure)  (averaged  over the  preceding six month period), as a percentage of the related aggregate  Subordinate  Component Balance  as of such Distribution Date is equal to or greater than 50% or  (ii) cumulative  Realized Losses for the Mortgage Loans in the related Loan
Group exceed  (a) with  respect  to  any  Distribution  Date  prior  to the  third  anniversary  of  the  first
Distribution  Date,  20% of the related  aggregate  Subordinate  Component Balance  as of the Closing Date (the
"Original  Subordinate  Principal  Balance"),  (b) with respect to any Distribution  Date on or after the third anniversary but prior to the eighth  anniversary of the first  Distribution  Date, 30% of the related  Original
Subordinate  Principal  Balance,  (c) with respect to any Distribution Date on or after the eighth  anniversary but prior to the ninth  anniversary of the first  Distribution  Date, 35% of the related  Original  Subordinate
Principal  Balance,  (d) with respect to any Distribution  Date on or after the ninth  anniversary but prior to the tenth  anniversary  of the first  Distribution  Date,  40% of the related  Original  Subordinate  Principal
Balance,  (e) with  respect  to any  Distribution  Date on or after  the  tenth  anniversary  but  prior to the eleventh  anniversary  of the first  Distribution  Date,  45% of the  related  Original  Subordinate  Principal
Balance  and  (f) with  respect to any  Distribution  Date on or after the  eleventh  anniversary  of the first
Distribution Date, 50% of the Original Subordinate Principal Balance.

               If the Senior  Prepayment  Percentage for one Loan  Group equals 100% due to the limitations set forth above, then the Senior Prepayment Percentage for the other Loan Groups will equal 100%.

               If on any Distribution  Date the allocation to a Class of Senior  Certificates  then entitled to distributions  of Principal  Prepayments  and other amounts in the  percentage  required above would reduce the outstanding  Class  Principal  Balance of that  Class below  zero,  the  distribution  to that Class of  Senior
Certificates of the Senior  Prepayment  Percentage of those amounts for such Distribution Date shall be limited to the percentage necessary to reduce the related Class Principal Balance to zero.

               Senior  Principal  Distribution  Amount:  The  Group 1  Senior  Principal  Distribution  Amount,
Group 2 Senior Principal  Distribution Amount,  Group 3 Senior Principal  Distribution Amount or Group 4 Senior
Principal Distribution Amount, as applicable.

               Servicer Employee:  As defined in Section 3.18.

               Servicer  Mortgage  File:  All  documents  pertaining  to a  Mortgage  Loan not  required  to be included  in the  Trustee  Mortgage  File  and held by the  Master  Servicer  or the  related  Servicer  or any
Subservicer.

               Servicers:  SPS,  JPMorgan,  Ocwen,  Wells Fargo and the  Special  Servicer to the extent it has taken over the  servicing  of one or more  Mortgage  Loans  pursuant to  Section 3.19  and,  in each case,  any successor in interest thereto or any successor servicer appointed as provided herein.

               Servicing  Advance:   With  respect  to  the  Non-Designated   Mortgage  Loans,  all  customary,
reasonable  and necessary  "out of pocket" costs and expenses  incurred  prior to, on or after the Cut-off Date in the performance by a Servicer of its servicing  obligations related to such Mortgage Loans,  including,  but not limited to, the cost (including  reasonable  attorneys' fees and  disbursements)  of (i) the  preservation, restoration and protection of a Mortgaged  Property,  (ii) compliance  with the obligations under  Section 3.11 and any enforcement or judicial proceedings,  including  foreclosures,  (iii) the management and liquidation of any  REO Property  (including  default  management  and similar  services,  appraisal  services and real estate broker  services),  (iv) any  expenses  incurred by a Servicer in connection  with  obtaining an  environmental inspection or review pursuant to the second paragraph of  Section 3.11(a),  (v) compliance with the obligations under  Section 3.09,  (vi) locating any documents missing from the Trustee's Mortgage File and  (vii) obtaining broker price  opinions.  In no event will any Servicer be required to make any  Servicing  Advance  which would constitute a Nonrecoverable Advance.

               With  respect to the  Designated  Mortgage  Loans,  Servicing  Advance  shall  have the  meaning assigned to such term in the related Designated Servicing Agreement.

               Servicing  Fee: As to each  Mortgage  Loan and any  Distribution  Date,  an amount  equal to one month's interest at the Servicing Fee Rate on the Stated Principal  Balance of such Mortgage Loan as of the Due
Date in the month of such  Distribution  Date (prior to giving  effect to any  Scheduled  Payments  due on such
Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

               Servicing  Fee Rate:  As to each  Mortgage  Loan,  the per annum rate set forth on the  Mortgage
Loan Schedule.

               Servicing   Officer:   Any  officer  of  a  Servicer   involved  in,  or  responsible  for,  the
administration  and servicing of the related Mortgage Loans whose name and specimen  signature appear on a list of servicing  officers  furnished to the Trustee and the Trust  Administrator by a Servicer on the Closing Date
pursuant  to this  Agreement,  as such list may from time to time be amended and  delivered  to the Trustee and
Trust Administrator.

               Special  Hazard  Loss: A Realized  Loss (or portion  thereof)  with  respect to a Mortgage  Loan arising from any direct  physical loss or damage to a Mortgaged  Property  (including  any Realized Loss due to the presence or suspected  presence of  hazardous  wastes or  substances  on mortgaged  property)  which is not covered by a standard  hazard  maintenance  policy with extended  coverage or by a flood insurance  policy,  if applicable  (or which would not have been  covered by such a policy had such a policy been  maintained),  which is caused by or results from any cause except: (i) wear and tear, deterioration,  rust or corrosion,  mold, wet or dry rot,  inherent vice or latent  defect,  animals,  birds,  vermin,  insects;  (ii) settling,  subsidence, cracking,  shrinkage,  bulging or  expansion  of  pavements,  foundations,  walls,  floors,  roofs or ceilings;
(iii) errors in design,  faulty  workmanship or faulty  materials,  unless the collapse of the property or part thereof ensues and then only for the ensuing loss;  (iv) nuclear or chemical  reaction or nuclear  radiation or radioactive  or chemical  contamination,  all whether  controlled  or  uncontrolled,  and whether  such loss be direct or  indirect,  proximate or remote;  (v) hostile  or warlike  action in time of peace or war,  including action in  hindering,  combating  or  defending  against an actual,  impending  or expected  attack  (a) by any government of sovereign  power, de jure or de facto, or by any authority  maintaining or using military,  naval or air  forces,  (b) by  military,  naval or air  forces,  or  (c) by an agent of any such  government,  power, authority or forces;  (vi) any weapon of war employing  atomic fission or radioactive  force whether in time of peace or war;  or  (vii) insurrection,  rebellion,  revolution,  civil war,  usurped  power or action  taken by governmental  authority in hindering,  combating or defending  against such occurrence,  seizure or destruction under  quarantine or customs  regulations,  confiscation  by order of any  government or public  authority,  or risks of contraband or illegal transportation or trade.

               Special  Hazard Loss  Coverage  Amount:  With respect to the Class C-B  Certificates,  as of the
Closing  Date,  $6,702,001  subject in each case to reduction  from time to time,  to be an amount equal on any
Distribution Date to the lesser of (a) the greatest of (i) 1% of the Aggregate  Groups 1-4  Collateral Balance,
(ii) twice the principal balance of the largest Mortgage Loan in Loan Group 1,  Loan Group 2,  Loan Group 3 and
Loan Group 4 and (iii) the  aggregate Stated  Principal  Balances of the Group 1,  Group 2,  Group 3 or Group 4
Mortgage Loans secured by Mortgaged  Properties  located in the single  California  postal zip code area having the highest  aggregate  principal  balance of any such zip code area and (b) the  Special  Hazard Loss Coverage
Amount as of the  Closing  Date less the  amount,  if any,  of losses  attributable  to Special  Hazard  Losses allocated  to the  Class C-B  Certificates  since the  Closing  Date.  All Stated  Principal  Balances  for the
purpose of this  definition  will be calculated as of the first day of the month  preceding  such  Distribution
Date after giving effect to scheduled  installments  of principal and interest on the Mortgage  Loans then due, whether or not paid.  The Special  Hazard Loss Coverage  Amount may be reduced below the amount set forth above for any  Distribution  Date with the  consent of the Rating  Agencies as  evidenced  by a letter of each Rating
Agency to the Trust  Administrator  to the effect that any such  reduction  will not result in a downgrading of the current ratings assigned to such Classes of Certificates rated by it.

               Special  Hazard  Loss  Coverage  Termination  Date:  The date on which the  Special  Hazard Loss
Coverage Amount has been reduced to zero.

               Special Servicer: SPS, and its successors and permitted assigns.

               Special  Serviced  Mortgage  Loan:  The Mortgage  Loans for which the Special  Servicer  acts as servicer pursuant to Section 3.19.

               SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

               SPS  Mortgage  Loans:  Any SPS  Serviced  Mortgage  Loans for which SPS has not  entered  into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

               SPS  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified  as such on the  Mortgage  Loan
Schedule for which SPS is the applicable Servicer or the Special Servicer.

               Standard Hazard Policy:  Each standard hazard insurance policy or replacement  therefor referred to in Section 3.09.

               Startup Day:  The Closing Date.

               Stated  Principal  Balance:  With respect to any Mortgage  Loan and date of  determination,  the principal  balance of such Mortgage Loan as of the Cut-off Date, after  application of the principal portion of all  Scheduled  Payments due on or before the Cut-off Date,  whether or not received,  minus the sum of (i) all amounts allocable to principal that have been distributed to  Certificateholders  with respect to such Mortgage
Loan on or before that date of  determination  and (ii) any  Realized  Losses on such  Mortgage  Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

               Stepdown  Date: The date occurring on the later of (x) the  Distribution  Date in  November 2008 and (y) the first  Distribution Date on which the Group 5 Senior  Enhancement  Percentage  (calculated for this purpose  after giving effect to payments or other  recoveries in respect of the Mortgage  Loans in Loan Group 5 during the related  Collection Period but before giving effect to payments on the Group 5  Certificates on such
Distribution Date) is greater than or equal to 17.90%.

               Stock Power:  With respect to a Cooperative  Loan, an assignment of the stock  certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

               Streamlined  Mortgage  Loan: A Mortgage Loan  originated  in connection  with the refinance of a mortgage loan pursuant to the Seller's streamlined documentation program then in effect.

               Subordinate Certificates:  As set forth in the Preliminary Statement.

               Subordinate  Component Balance:  For any of Loan Group 1,  Loan  Group 2,  Loan Group 3 and Loan
Group 4,  as of any date of determination,  the Aggregate Loan Group Balance of such Loan Group as of such date of  determination,  minus the sum of the then  outstanding  aggregate  Class  Principal  Balance of the related
Classes of Class A Certificates.

               Subordinate  Liquidation  Amount:  For any  Distribution  Date  and any of  Loan  Group 1,  Loan
Group 2,  Loan  Group 3 or Loan  Group 4 the excess,  if any, of the  aggregate  Liquidation  Principal  of all
Mortgage Loans in that Loan Group which  became  Liquidated  Mortgage Loans during the calendar month preceding the Distribution Date over the Group 1 Senior Liquidation Amount,  Group 2 Senior Liquidation  Amount,  Group 3
Senior Liquidation Amount or Group 4 Senior Liquidation Amount, as applicable, for such Distribution Date.

               Subordinate  Percentage:  With respect to any Distribution Date and Loan Group 1,  Loan Group 2,
Loan Group 3 or Loan  Group 4,  the excess of 100% over the related  Senior  Percentage  for that  Distribution
Date.

               Subordinate  Prepayment  Percentage:  With respect to any Distribution  Date and with respect to
Loan Group 1,  Loan Group 2,  Loan Group 3 or Loan Group 4, 100% minus the related Senior Prepayment Percentage for such  Distribution  Date;  provided,  however,  that if the aggregate Class Principal Balance of the Senior
Certificates  related to such Loan Group has been reduced to zero, then the Subordinate  Prepayment  Percentage for such Loan Group will equal 100%.

               Subordinate  Principal  Distribution  Amount:  With respect to any Distribution Date, the sum of the following  amounts for each of Loan Group 1,  Loan Group 2,  Loan Group 3 or Loan Group 4:  (i) the related
Subordinate  Percentage of the related  Principal  Payment  Amount,  (ii) the  related  Subordinate  Prepayment
Percentage of the related Principal  Prepayment Amount, and (iii) the related  Subordinate  Liquidation Amount;
less the amount of certain cross-collateralization payments as made pursuant to Section 4.07.

               Subordination  Level:  With  respect  to  any  Distribution  Date  and  any  Class of  Class C-B
Certificates,  the percentage  obtained by dividing the sum of the Class  Principal  Balances of all Classes of
Class C-B  Certificates  which  are  subordinate  in right of  payment  to such  Class by  the sum of the Class
Principal  Balances of the  Group 1,  Group 2,  Group 3 and Group 4 and  Class C-B  Certificates,  in each case immediately prior to such Distribution Date.

               Substitution Adjustment Amount:  As defined in Section 2.03.

               Subservicer:  Any other  entity  with  respect  to any  Non-Designated  Mortgage  Loan under any
Subservicing   Agreement  applicable  to  such  Mortgage  Loan  and  any  successors  and  assigns  under  such
Subservicing Agreement.

               Subservicing  Agreement:  Any servicing agreement between a Servicer and a Subservicer  pursuant to which a Servicer delegates any of its servicing  responsibilities  with respect to any of the Non-Designated
Mortgage Loans.

               Targeted  Overcollateralization  Amount:  For any Distribution  Date prior to the Stepdown Date,
0.85% of the  Aggregate  Loan Group  Balance  for Loan  Group 5 as of the  Cut-off  Date;  with  respect to any
Distribution  Date on or after the Stepdown  Date and with  respect to which a Trigger  Event is not in effect, the greater of (a) 1.70% of the Aggregate  Loan Group Balance for Loan Group 5 for such  Distribution  Date, or
(b) 0.50% of the  Aggregate  Loan Group  Balance for Loan Group 5 as of the Cut-off  Date;  with respect to any
Distribution  Date on or after the  Stepdown  Date with  respect to which a Trigger  Event has  occurred and is continuing,  the Targeted  Overcollateralization  Amount for the Distribution  Date immediately  preceding such
Distribution Date.

               Tax Matters Person:  The person  designated as "tax matters person" in the manner provided under
Treasury  regulation § 1.860F 4(d) and temporary Treasury  regulation  § 301.6231(a)(7)1T.  Initially,  the Tax
Matters Person shall be the Trust Administrator.

               Telerate Page 3750:  The display  designated as page 3750 on Bridge  Telerate  Service  (or such other page as may replace  page 3750 on that service for the purpose of  displaying  London  interbank  offered rates of major banks).

               Terminating  Auction  Date:  With respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan
Group 4, as defined in Section 11.01(d) and with respect to Loan Group 5, as defined in Section 11.01(e).

               Terminating  Auction  Purchaser:  With respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and
Loan Group 4, as defined in Section 11.01(d) and with respect to Loan Group 5, as defined in Section 11.01(e).

               Terminating  Auction  Sale:  With respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan
Group 4, as defined in Section 11.01(d) and with respect to Loan Group 5, as defined in Section 11.01(e).

               Terminating Entity: The entity determined by the Trust  Administrator  pursuant to Section 11.02 of this Agreement.

               Transferring Servicer:  As defined in Section 3.19 hereof.

               Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

               Trigger Event: A Trigger Event will occur for any  Distribution  Date if either (i) the  Rolling
Three Month  Delinquency Rate as of the last day of the related  Collection  Period equals or exceeds 34.00% of the Group 5 Senior  Enhancement  Percentage for such Distribution Date or (ii) the  cumulative  Realized Losses as a  percentage  of the  Aggregate  Loan  Group  Balance  for  Loan  Group 5  on the  Closing  Date  for  such
Distribution Date is greater than the percentage set forth in the following table:

           ------------------------------------- ---------------------------------------
           Range of Distribution Dates                 Cumulative Loss Percentage
           ------------------------------------- ---------------------------------------
           ------------------------------------- ---------------------------------------
           November 2008 - October 2009                          0.80%*
           ------------------------------------- ---------------------------------------
           ------------------------------------- ---------------------------------------
           November 2009 - October 2010                          1.05%*
           ------------------------------------- ---------------------------------------
           ------------------------------------- ---------------------------------------
           November 2010 - October 2011                          1.30%*
           ------------------------------------- ---------------------------------------
           ------------------------------------- ---------------------------------------
           November 2011 and thereafter                          1.60%*
           ------------------------------------- ---------------------------------------

           *   The  cumulative   loss   percentages   set  forth  above  are  applicable  to  the  first
               Distribution  Date in the  corresponding  range of  Distribution  Dates.  The  cumulative
               loss   percentage  for  each   succeeding   Distribution   Date  in  a  range   increases
               incrementally  by 1/12 of the positive  difference  between the percentage  applicable to the first  Distribution  Date in that range and the  percentage  applicable  to the first
               Distribution Date in the succeeding range.

               Trust:  The trust created pursuant to Section 2.01 this Agreement.

               Trust  Administrator:  Wells  Fargo  Bank,  N.A.,  a national  banking  association,  not in its
individual   capacity,   but  solely  in  its  capacity  as  trust   administrator   for  the  benefit  of  the
Certificateholders under this Agreement, and any successor thereto, as provided herein.

               Trust Administrator Fee:  As specified in Section 10.05.

               Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0.00%.

               Trust  Collateral:  With respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4,
as defined in Section 11.01(c)(i) and with respect to Loan Group 5, as defined in Section 11.01(c)(ii).

               Trust Fund:  The corpus of the Trust created by this  Agreement  consisting of (a) the  Mortgage
Loans,  including all interest and principal  received or receivable by the Depositor on or with respect to the
Mortgage  Loans after the Cut-off Date,  but not  including  payments of principal and interest due and payable on the  Mortgage  Loans on or before the  Cut-off  Date,  together  with the  Mortgage  Files  relating  to the
Mortgage Loans,  (b) REO Property,  (c) the Collection Account,  the Certificate  Account, the Group 5 Interest
Rate Cap Account and all amounts  deposited  therein  pursuant to the applicable  provisions of this Agreement,
(d) any  insurance  policies  with  respect  to the  Mortgage  Loans,  (e) the  Depositor's  rights  under  the
Assignment  and Assumption  Agreement,  (f) the  Trust's rights under the Group 5  Interest Rate Cap Agreement, and (g) all  proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or other liquid property.

               Trust Receipt and Final Certification:  As defined in Section 2.02(a).

               Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

               Trustee: U.S. Bank National Association,  a national banking association,  not in its individual capacity,  but  solely in its  capacity  as  trustee  for the  benefit  of the  Certificateholders  under  this
Agreement, and any successor thereto, as provided herein.

               Trustee  Mortgage File: The mortgage  documents  listed in Section 2.01  hereof  pertaining to a particular  Mortgage  Loan and any  additional  documents  required  to be added to the Trustee  Mortgage  File pursuant to this Agreement.

               Uncertificated  Accrued Interest:  With respect to any  Uncertificated  Regular Interest for any
Distribution Date, one month's interest at the related  Uncertificated  Pass-Through Rate for such Distribution
Date,  accrued on the  Uncertificated  Principal  Balance or  Uncertificated  Notional  Amount,  as applicable, immediately prior to such Distribution Date.  Uncertificated  Accrued Interest for the  Uncertificated  Regular
Interests  shall accrue on the basis of a 360-day year  consisting  of twelve  30-day  months.  For purposes of calculating  the  amount  of  Uncertificated  Accrued  Interest  for  the  REMIC I  Regular  Interests  for any
Distribution  Date, any Prepayment  Interest  Shortfalls  (to the extent not covered by  Compensating  Interest
Payments)  relating to the Group 1,  Group 2,  Group 3 and Group 4  Mortgage  Loans for any  Distribution  Date
shall  be  allocated  among  the  REMIC I  Regular  Interests,  pro  rata,  based  on,  and to the  extent  of,
Uncertificated  Accrued  Interest,  as  calculated  without  application  of this  sentence.  For  purposes  of calculating  the  amount  of  Uncertificated  Accrued  Interest  for the  REMIC II  Regular  Interests  for any
Distribution  Date, any Prepayment  Interest  Shortfalls  (to the extent not covered by  Compensating  Interest
Payments)  relating  to the Group 5  Mortgage  Loans for any  Distribution  Date shall be  allocated  among the
REMIC II Regular  Interests,  pro rata, based on, and to the extent of,  Uncertificated  Accrued  Interest,  as calculated  without  application of this sentence.  Uncertificated  Accrued  Interest on the REMIC III  Regular
Interest 5-X-PO shall be zero.  Uncertificated  Accrued  Interest on the REMIC III  Regular Interest 5-X-IO for
each Distribution Date shall equal Accrued Certificate Interest for the Class 5-X Certificates.

               Uncertificated  Pass-Through  Rate:  For  any  REMIC I  Regular  Interest  or  REMIC II  Regular
Interest,  the per annum rate set forth or  calculated  in the manner  described in the  Preliminary  Statement under "REMIC I" or "REMIC II," respectively.

               Uncertificated  Principal  Balance:  The  principal  amount of any REMIC I or  REMIC II  Regular
Interest  outstanding as of any date of  determination.  As of the Closing Date, the  Uncertificated  Principal
Balance of each  REMIC I and  REMIC II  Regular  Interest  shall equal the amount set forth in the  Preliminary
Statement   hereto  as  its  Initial   Uncertificated   Principal   Balance  under  "REMIC I"  and  "REMIC II,"
respectively.  On each  Distribution  Date,  the  Uncertificated  Principal  Balance  of each  REMIC I  Regular
Interest and REMIC II Regular Interest shall be reduced,  in the case of REMIC I Regular Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the REMIC I Regular Interests in accordance with the definition of REMIC I Realized Losses and (ii) the  amounts deemed  distributed on each  Distribution  Date in respect of principal on the REMIC I Regular Interests  pursuant to  Section 4.01(IV)(a)(i),  and in the case of REMIC II  Regular  Interests,  by the sum of (i) the  principal  portion of Realized Losses allocated to the
REMIC II Regular  Interests in accordance with the definition of REMIC II  Realized Losses and (ii) the amounts deemed  distributed  on each  Distribution  Date in respect of  principal  on the  REMIC II  Regular  Interests pursuant to Section 4.01(IV)(a)(ii).

               Uncertificated  Regular  Interest:  Any of the REMIC I  Regular  Interests and REMIC II  Regular
Interests.

               Undercollateralized Group:  As defined in Section 4.07(b).

               Underwriter's  Exemption:  Prohibited  Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002),
as amended (or any successor thereto),  or any substantially  similar  administrative  exemption granted by the
U.S. Department of Labor.

               U.S.  Person:  A citizen or resident of the United States,  a corporation,  partnership or other entity  treated as a corporation or  partnership  for federal  income tax purposes  created or organized in, or under the laws of, the United States,  any State thereof or the District of Columbia,  an estate or trust whose income from sources  without the United States is includable in gross income for United States  federal  income tax purposes  regardless of its  connection  with the conduct of a trade or business  within the United States, or any trust treated as a United States Person under Code Section 7701(a)(30).

               Voting  Rights:  The portion of the voting rights of all the  Certificates  that is allocated to any  Certificate  for  purposes of the voting  provisions  of this  Agreement.  At all times during the term of this  Agreement,  99% of all Voting Rights shall be allocated  among the Class A  Certificates  (other than the
Residual  Certificates),  Class M  Certificates  and Class C-B  Certificates.  The  portion  of such 99% Voting
Rights  allocated  to  each of the  Class A  Certificates  (other  than  the  Residual  Certificates),  Class M
Certificates  and Class  C-B  Certificates  shall be based on the  fraction,  expressed  as a  percentage,  the numerator of which is the Class  Principal  Balance of each such Class then  outstanding and the denominator of which is the aggregate Class Principal  Balance of all such Classes then  outstanding.  At all times during the term of this Agreement,  the Class 5-X  Certificates shall be allocated 1% of the Voting Rights.  Voting Rights shall be allocated  among the  Certificates  within each Class in  proportion to their  respective  outstanding
Class Principal  Balances or Class Notional Amounts,  as applicable.  The Class AR and Class AR-L  Certificates shall have no Voting Rights.

               Weighted  Average  Pass-Through  Rate:  With respect to any  Distribution  Date and Loan Group a rate equal to the weighted  average of the Net Mortgage  Rates on the Mortgage  Loans in such Loan  Group as of the second  preceding Due Date (excluding any such Mortgage Loans that were subject to a Payoff,  the principal of which was  distributed  on the  Distribution  Date  preceding  the current  Distribution  Date) after giving effect  to  payments  due on such Due Date,  whether  or not  received,  weighted  on the  basis of the  Stated
Principal Balances as of such date.

               Wells Fargo:  Wells Fargo Bank, N.A., and its successors and assigns.

               Wells Fargo  Serviced  Mortgage  Loans:  The Mortgage  Loans  identified as such on the Mortgage
Loan Schedule, for which Wells Fargo is the applicable Servicer.

                                                 ARTICLE II

                                         CONVEYANCE OF MORTGAGE LOANS;
                                        REPRESENTATIONS AND WARRANTIES

SECTION 2.01.  Conveyance of Trust Fund.

(a)     The Depositor  does hereby  establish  the  Adjustable  Rate  Mortgage  Trust 2005-11 (the "Trust") and
sells,  transfers,  assigns,  delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the  Certificateholders,  without  recourse,  the  Depositor's  right,  title and interest in and to (a) the
Mortgage  Loans  listed in the Mortgage  Loan  Schedule,  including  all  interest  and  principal  received or receivable  by the  Depositor on or with respect to the Mortgage  Loans after the Cut-off Date and any Assigned
Prepayment  Premiums  with  respect  thereto,  but not  including  payments of  principal  and interest due and payable on the Mortgage  Loans on or before the Cut-off Date,  together with the Mortgage Files relating to the
Mortgage Loans,  (b) REO Property,  (c) the Collection Account,  the Certificate  Account, the Group 5 Interest
Rate Cap Account and all amounts  deposited  therein  pursuant to the applicable  provisions of this Agreement,
(d) any  insurance  policies  with  respect  to the  Mortgage  Loans,  (e) the  Depositor's  rights  under  the
Assignment and Assumption  Agreement and (f) all proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or other liquid property.

(b)     In  connection  with the transfer and  assignment  set forth in clause  (a) above,  the  Depositor  has delivered or caused to be delivered to a Custodian  for the benefit of the  Certificateholders,  the  documents and instruments with respect to each Mortgage Loan as assigned:

(i)     (A) the original  Mortgage Note bearing all  intervening  endorsements  and including any riders to the
Mortgage  Note,  endorsed "Pay to the order of  ________________,  without  recourse" and signed in the name of the last named  endorsee by an authorized  officer or (B) with respect to any Lost  Mortgage  Note, a lost note affidavit  and  indemnity  from the Seller  stating  that the  original  Mortgage  Note was lost or  destroyed,
(together with a copy of such Mortgage Note, if available)  and  indemnifying  the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)    the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)   for each  Mortgage  Loan that is not a MERS  Mortgage  Loan,  the original  Mortgage,  with evidence of recording  thereon,  or copies certified by the related  recording  office or if the original  Mortgage has not yet been returned from the recording  office,  a copy certified by or on behalf of the Seller  indicating  that such  Mortgage has been  delivered  for  recording  (the return  directions  for the original  Mortgage  should indicate,  when  recorded,  mail to the  Seller)  and in the case of each  MERS  Mortgage  Loan,  the  original
Mortgage,  noting the presence of the MIN of the related Mortgage Loan and either language  indicating that the
Mortgage  Loan is a MOM Loan if the Mortgage  Loan is a MOM Loan or if the Mortgage  Loan was not a MOM Loan at
origination,  the original  Mortgage and the assignment  thereof to MERS, with evidence of recording  indicated
thereon or a copy of the Mortgage  certified  by the public  recording  office in which such  Mortgage has been recorded;

(iv)    the  originals of all  assumption,  modification,  consolidation  or extension  agreements,  (or, if an original of any of these documents has not been returned from the recording  office,  a copy thereof  certified by or on behalf of the Seller,  the  original to be delivered  to the Seller  forthwith  after return from such recording office) with evidence of recording thereon, if any;

(v)     for each  Mortgage  Loan that is not a MERS  Mortgage  Loan,  the  original  Assignment  of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)    for each  Mortgage  Loan that was not a MERS  Mortgage  Loan at its  origination,  the originals of any intervening  recorded  Assignments of Mortgage,  showing a complete chain of assignment from origination to the last  assignee,  including  warehousing  assignments,  with  evidence of recording  thereon (or, if an original intervening  Assignment of Mortgage has not been returned from the recording  office, a copy thereof  certified by or on behalf of the Seller,  the original to be delivered to the Custodian  forthwith after return from such recording office);

(vii)   the  original  mortgage  title  insurance  policy,  or  copy of  title  commitment  (or in  appropriate jurisdictions, attorney's opinion of title and abstract of title); and

(viii)  with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

(A)     the Cooperative Shares, together with the Stock Power in blank;

(B)     the executed Security Agreement;

(C)     the executed  Proprietary  Lease and the  Assignment  of  Proprietary  Lease to the  originator  of the
Cooperative Loan;

(D)     the executed Recognition Agreement;

(E)     Copies  of the  original  UCC  financing  statement,  and any  continuation  statements,  filed  by the originator of such Cooperative Loan as secured party, each with evidence of recording  thereof,  evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(F)     Copies of the filed UCC  assignments  or amendments of the security  interest  referenced in clause (E)
above  showing an unbroken  chain of title from the  originator  to the Trust,  each with evidence of recording thereof,  evidencing  the  interest  of the  assignee  under  the  Security  Agreement  and the  Assignment  of
Proprietary Lease;

(G)     An executed assignment of the interest of the originator in the Security  Agreement,  the Assignment of
Proprietary  Lease and the  Recognition  Agreement,  showing an unbroken  chain of title from the originator to the Trust; and

(H)     For any  Cooperative  Loan that has been modified or amended,  the original  instrument or  instruments effecting such modification or amendment.

               In addition,  in connection  with the  assignment of any MERS Mortgage  Loan,  the Seller agrees that it will cause,  at the Seller's  expense,  the MERS® System to indicate that such Mortgage Loans have been
assigned  by  the  Seller  to  the  Trustee  in  accordance   with  this  Agreement  for  the  benefit  of  the
Certificateholders  by  including  (or  deleting,  in the case of  Mortgage  Loans  which  are  repurchased  or substituted in accordance  with this  Agreement) the  information  required by the MERS® System to (a) identify the Trustee and  (b) identify  the series of the  Certificates  issued in connection  with such Mortgage Loans.
The Trustee shall  confirm,  or cause the  Custodian to confirm,  on the Final  Certification  of the Custodian that  such  assignment  has  occurred.  The  Seller  further  agrees  that it will not,  and will not  permit a
Servicer  to, and each related  Servicer  agrees that it will not,  alter the  information  referenced  in this paragraph  with respect to any Mortgage Loan during the term of this  Agreement  unless and until such Mortgage
Loan is repurchased or substituted in accordance with the terms of this Agreement.

               In the event the  Depositor  delivers  to the  Custodian  certified  copies of any  document  or instrument  set forth in  2.01(b) because  of a delay caused by the public  recording  office in returning  any recorded  document,  the Depositor  shall deliver or cause to be delivered to the Custodian,  within 60 days of the Closing Date, an Officer's  Certificate  which shall  (i) identify the recorded  document,  (ii) state that the  recorded  document  has not been  delivered  to the  Custodian  due solely to a delay caused by the public recording office, and (iii) state the amount of time generally  required by the applicable  recording office to record and return a document submitted for recordation.

               In the event that in connection  with any Mortgage Loan the Depositor  cannot deliver  (a) for a
Mortgage Loan that is not a MERS Mortgage  Loan,  the original  recorded  Mortgage,  (b) all  interim  recorded assignments or (c) the  lender's title policy  (together with all riders thereto)  satisfying the  requirements set forth above,  concurrently  with the execution and delivery  hereof because such document or documents have not been returned from the  applicable  public  recording  office in the case of clause  (a) or  (b) above,  or because  the title  policy  has not been  delivered  to the Seller or the  Depositor  by the  applicable  title insurer in the case of clause  (c) above,  the Depositor shall promptly  deliver to the Custodian,  in the case of clause  (a) or  (b) above,  such  original  Mortgage or such  interim  assignment,  as the case may be, with evidence of recording  indicated  thereon upon receipt  thereof  from the public  recording  office,  or a copy thereof,  certified,  if appropriate,  by the relevant  recording office and, in the case of clause  (c) above, any title policy upon receipt from the applicable title insurer.

               As promptly as practicable subsequent to such transfer and assignment,  and in any event, within thirty (30) days thereafter,  DLJMC shall, at its expense,  (i) affix or cause to be affixed the Trustee's name to each Assignment of Mortgage,  as the assignee  thereof,  (ii) cause such assignment to be in proper form for recording in the  appropriate  public  office for real property  records  within thirty (30) days after receipt thereof and  (iii) cause  to be delivered  for  recording in the  appropriate  public  office for real property records the  assignments  of the  Mortgages to the Trustee,  except that,  with respect to any  assignment of a
Mortgage as to which DLJMC has not received the  information  required to prepare such assignment in recordable form,  DLJMC's  obligation to do so and to deliver the same for such recording  shall be as soon as practicable after  receipt of such  information  and in any event within  thirty (30) days after the receipt  thereof,  and
DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any  jurisdiction  under the laws of which,  as  evidenced  by an Opinion of Counsel  delivered  by the  Depositor  (at the  Depositor's expense)  to the  Trustee,  the  Trust  Administrator  and  DLJMC,  acceptable  to  the  Rating  Agencies,  the recordation of such assignment is not necessary to protect the Trustee's and the  Certificateholders'  interest in the related Mortgage Loan.

               If any original  Mortgage Note referred to in  Section 2.01(b)(i) above  cannot be located,  the obligations  of the Depositor to deliver such  documents  shall be deemed to be satisfied  upon delivery to the
Custodian of a photocopy of such Mortgage  Note, if available,  with a lost note  affidavit and  indemnity.  If any of the  original  Mortgage  Notes  for which a lost note  affidavit  and  indemnity  was  delivered  to the
Custodian is  subsequently  located,  such original  Mortgage  Note shall be delivered to the Custodian  within three (3) Business Days.

(c)     The Trustee and the Trust Administrator are authorized to enter into one or more Custodial  Agreements, at the  direction of the  Depositor,  for the purpose of having a Custodian  maintain  custody of the documents and instruments  referred to in this Section 2.01,  and any documents  delivered  thereunder shall be delivered to the  Custodian  and any  Officer's  Certificates  delivered  with respect  thereto shall be delivered to the
Trustee, the Trust Administrator and the Custodian.

(d)     It is the express  intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this  Section 2.01  be, and be construed as, a sale of the Mortgage
Loans by the  Depositor to the Trustee.  It is,  further,  not the  intention of the parties to this  Agreement that such  conveyance  be deemed a pledge of the  Mortgage  Loans by the  Depositor  to the Trustee to secure a debt or other  obligation  of the  Depositor.  However,  in the event that,  notwithstanding  the intent of the parties to this Agreement,  the Mortgage Loans are held to be the property of the Depositor,  or if any for any other  reason  this  Agreement  is held or deemed to create a  security  interest  in the  Mortgage  Loans then
(a) this  Agreement shall also be deemed to be a security  agreement  within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code;  (b) the conveyance  provided for in this Section 2.01 shall be deemed to be a grant by the  Depositor to the Trustee for the benefit of the  Certificateholders  of a security  interest in all of the  Depositor's  right,  title and interest in and to (1) the Mortgage  Loans listed in the Mortgage
Loan  Schedule,  including  all interest  and  principal  received or  receivable  by the  Depositor on or with respect to the  Mortgage  Loans  after the related  Cut-off  Date and any  Assigned  Prepayment  Premiums  with respect  thereto,  but not including  payments of principal and interest due and payable on the Mortgage  Loans on or before the related  Cut-off  Date,  together  with the Mortgage  Files  relating to the  Mortgage  Loans,
(2) REO Property,  (3) the Collection Account,  the Certificate  Account, the Group 5 Interest Rate Cap Account
and all amounts  deposited therein pursuant to the applicable  provisions of this Agreement,  (4) any insurance policies with respect to the Mortgage  Loans,  (5) the  Depositor's  rights under the Assignment and Assumption
Agreement and (6) all proceeds of the conversion,  voluntary or involuntary,  of any of the foregoing into cash or other liquid  property;  (c) the  possession  by the Trustee or any  Custodian of such items of property and such other items of property as constitute  instruments,  money, negotiable documents or chattel paper shall be deemed to be "in  possession by the secured party" for purposes of perfecting  the security  interest  pursuant to  Section 9-313  of the New York Uniform  Commercial  Code;  and  (d) notifications  to persons  holding such property,  and acknowledgments,  receipts or confirmations from persons holding such property,  shall be deemed notifications to, or acknowledgments,  receipts or confirmations  from,  financial  intermediaries,  bailees or agents (as applicable) of the Trustee for the benefit of the  Certificateholders  for the purpose of perfecting such security  interest under  applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for  perfection  of such security  interests unless,  and then only to the extent,  expressly  appointed  and  authorized  by the Trustee in  writing).  The
Depositor and the Trustee,  upon  directions  from the Depositor,  shall,  to the extent  consistent  with this
Agreement,  take such actions as may be necessary to ensure  that,  if this  Agreement  were deemed to create a security  interest in the Mortgage  Loans,  such security  interest would be deemed to be a perfected  security interest of first  priority  under  applicable  law and will be maintained as such  throughout the term of this
Agreement.

(e)     The Depositor  hereby  authorizes and directs the Trustee to (i) execute the Group 5  Interest Rate Cap
Agreement and (ii) to  ratify,  on behalf of the Trust,  the terms agreed to by the  Depositor  with respect to the Group 5  Interest Rate Cap  Agreement.  The Depositor  shall pay or cause to be paid on behalf of the Trust the payments owed to the Group 5  Interest Rate Cap  Counterparty  as of the Closing Date pursuant to the terms of the Group 5 Interest Rate Cap Agreement.

(f)     Except as specifically set forth in this Agreement or by separate  written  agreement among the related parties hereto, the Depositor,  the Seller,  each Servicer and the Master Servicer agree that the provisions of this Agreement  shall  supercede any provisions in any existing  mortgage loan purchase  agreement or servicing agreement  with respect to the Mortgage  Loans for which the  Depositor,  the Seller,  a Servicer or the Master
Servicer may be a party.

SECTION 2.02.  Acceptance by the Trustee.

(a)     Pursuant to Section 4 of the LaSalle Custodial  Agreement,  the Custodian agrees to execute and deliver on the Closing  Date to the  Depositor,  the Trustee and the Trust  Administrator  a Trust  Receipt and Initial
Certification  in the form annexed  hereto as Exhibit I.  Based on its review and  examination,  and only as to the documents  identified  in such Trust Receipt and Initial  Certification,  the Custodian  acknowledges  that such documents  appear  regular on their face and relate to such Mortgage  Loan.  The Custodian  shall be under no duty or obligation to inspect, review or examine said documents,  instruments,  certificates or other papers to determine that the same are genuine,  enforceable or appropriate  for the  represented  purpose or that they have actually  been recorded in the real estate  records or that they are other than what they purport to be on their face.

               Pursuant to  Section 6  of the  LaSalle  Custodial  Agreement,  not later than 90 days after the
Closing Date, the Custodian  shall deliver to the Depositor,  the Trustee and the Trust  Administrator  a Trust
Receipt and Final Certification in the form annexed hereto as Exhibit J,  with any applicable  exceptions noted
thereon.

               Based solely upon the Trust Receipt and Initial Certification  received from the Custodian,  and subject to the provisions of Section 2.01  and any exceptions  noted on the exception  report  described in the next paragraph below, the Trustee  acknowledges  receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents  delivered to it  constituting  the
Mortgage  File,  and  that it holds  or will  hold all such  assets  and  such  other  assets  included  in the definition  of the  Trust  Fund  in  trust  for the  exclusive  use  and  benefit  of all  present  and  future
Certificateholders.

               If, in the course of such review,  the  Custodian  finds any document  constituting  a part of a
Mortgage  File  which does not meet the  requirements  of  Section 2.01,  the  Custodian  shall list such as an exception  in the Trust  Receipt  and Final  Certification  pursuant  to  Section 6  of the  LaSalle  Custodial
Agreement;  provided,  however,  that the  Custodian  shall not make any  determination  as to whether  (i) any endorsement  is sufficient to transfer all right,  title and interest of the party so endorsing,  as noteholder or  assignee  thereof,  in and to that  Mortgage  Note  or  (ii) any  assignment  is in  recordable  form or is sufficient  to effect the  assignment  of and transfer to the assignee  thereof under the mortgage to which the assignment relates.

               The Seller  shall  promptly  correct or cure such defect  within 90 days from the date it was so notified of such  defect  and,  if the Seller does not correct or cure such defect  within such period and such defect materially and adversely affects the interests of  Certificateholders  in the related Mortgage Loan, the
Seller shall either  (a) substitute for the related Mortgage Loan a Qualified  Substitute  Mortgage Loan, which substitution  shall be accomplished in the manner and subject to the conditions set forth in  Section 2.03,  or
(b) repurchase  such  Mortgage Loan within 90 days from the date that the Seller was notified of such defect in writing at the Purchase  Price of such  Mortgage  Loan;  or such longer  period not to exceed 720 days from the
Closing Date if the  substitution  or repurchase  of a Mortgage Loan pursuant to this  provision is required by reason of a delay in delivery  of any  documents  by the  appropriate  recording  office or title  insurer,  as applicable;  provided,  however,  that the Seller shall have no  liability  for  recording  any  Assignment  of
Mortgage in favor of the Trustee or for the  Custodian's  failure to record such  Assignment  of Mortgage,  and provided,  further,  that no Seller  shall be  obligated to  repurchase  or cure any Mortgage  Loan solely as a result of the  Custodian's  failure to record  such  Assignment  of  Mortgage.  The Trust  Administrator  shall deliver or direct the  Custodian to deliver to each Rating  Agency  written  notice  within  270 days  from the
Closing Date  indicating  each Mortgage Loan (a) for which a mortgage or assignment of mortgage  required to be recorded  hereunder has not been  returned by the  appropriate  recording  office or (b) as to which there is a dispute  as to  location  or status  of such  Mortgage  Loan.  Such  notice  shall be  delivered  every 90 days thereafter  until the related  Mortgage Loan is returned to the Custodian.  Any such  substitution  pursuant to clause (a) of the preceding  sentence  shall not be effected prior to the delivery to the Trustee and the Trust
Administrator  of (1) the Opinion of Counsel  required by  Section 2.05  hereof,  and (2) a Request for Release substantially  in the form of Exhibit K.  No substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.  The Purchase  Price for any such  Mortgage Loan shall be deposited by the Seller in the  related  Collection  Account on or prior to the  Business  Day  immediately  preceding  such
Distribution  Date in the month  following  the month during  which the Seller  became  obligated  hereunder to repurchase  or replace such  Mortgage  Loan and,  upon receipt of such deposit and  certification  with respect thereto in the form of Exhibit K  hereto,  the Custodian shall release the related  Mortgage File to the Seller and shall execute and deliver at such entity's request such  instruments of transfer or assignment  prepared by such entity,  in each case without recourse,  as shall be necessary to vest in such entity, or a designee,  the
Trustee's interest in any Mortgage Loan released pursuant hereto.

               If pursuant to the  preceding  paragraph  the Seller  repurchases a Mortgage Loan that is a MERS
Mortgage  Loan, the related  Servicer  shall,  at the Seller's  expense,  either  (i) cause MERS to execute and deliver an  Assignment  of Mortgage in  recordable  form to transfer the  Mortgage  from MERS to the Seller and shall cause such Mortgage to be removed from  registration  on the MERS® System in accordance  with MERS' rules and  regulations  or (ii) cause  MERS to designate on the MERS® System the Seller as the  beneficial  holder of such Mortgage Loan.

(b)     It is understood and agreed that the obligation of the Seller to cure,  substitute for or to repurchase any  Mortgage  Loan which does not meet the  requirements  of  Section 2.01  shall  constitute  the sole remedy
respecting  such  defect  available  to  the  Trustee,   the  Trust   Administrator,   the  Depositor  and  any
Certificateholder against the Seller.

(c)     With  respect to any  Mortgage  Loan which  becomes  delinquent  in payment by 90 days or more or is an
REO Property,  DLJMC shall have the right to  repurchase  such Mortgage Loan from the Trust at a price equal to the Purchase Price;  provided,  however,  that (i) such Mortgage Loan is still 90 days or more delinquent or is an  REO Property  as of the  date of such  repurchase  and  (ii) this  repurchase  option,  if not  theretofore exercised,  shall  terminate on the date at the close of business on the 90th day after the Mortgage Loan is 90 days  delinquent  or the  Mortgage  Loan becomes an  REO Property;  provided,  further,  that in no event shall repurchases  pursuant to this paragraph take place with respect to Mortgage Loans  constituting more than 5% of the  aggregate  Cut-off Date  Principal  Balance of the Mortgage  Loans.  This  repurchase  obligation,  if not exercised,  shall  not be  thereafter  reinstated  unless  the  delinquency  is  cured  and the  Mortgage  Loan thereafter  again becomes 90 days delinquent or becomes an  REO Property,  in which case the option shall again become  exercisable  as of the first day the  Mortgage  Loan becomes 90 days or more  delinquent  or becomes an
REO Property.

               In the event that DLJMC  exercises  such option,  the Purchase Price therefor shall be deposited in the related  Collection  Account and upon such  deposit of the  Purchase  Price and receipt of a Request for
Release in the form of Exhibit K hereto,  the Custodian  shall  release the related  Mortgage File held for the benefit of the  Certificateholders  to DLJMC,  and the Trustee shall  execute and deliver at DLJMC's  direction such  instruments  of transfer or  assignment  prepared by DLJMC,  in each case without  recourse,  as shall be necessary to transfer title from the Trustee to DLJMC.

SECTION 2.03.   Representations and Warranties of the Seller, Master Servicer and Servicers.

(a)     Each of DLJMC, in its capacity as Seller, Wells Fargo, in its capacity as Master Servicer,  SPS, in its capacity as Servicer  and Special  Servicer,  Wells  Fargo,  in its  capacity  as  Servicer,  JPMorgan,  in its capacity as Servicer,  and Ocwen, in its capacity as Servicer,  hereby makes the representations and warranties applicable to it set forth in Schedules  IIA, IIB,  IIC,  IID, IIE or IIF, as  applicable  hereto,  and by this reference  incorporated herein, to the Depositor,  the Trustee and the Trust  Administrator,  as of the Closing
Date,  or if so  specified  therein,  as of the  Cut-off  Date  or such  other  date  as may be  specified.  In addition,  SPS, in its capacity as Servicer  and Special  Servicer,  Wells Fargo,  in its capacity as Servicer,
JPMorgan,  in its capacity as Servicer,  and Ocwen, in its capacity as Servicer,  makes the representations and warranties  applicable  to it set forth in Schedules  IIC, IID, IIE and IIF hereto,  respectively,  and by this reference  incorporated  herein, to the Master Servicer as of the Closing Date, or if so specified therein,  as of the Cut-off Date or such other date as may be specified.

(b)     DLJMC,  in its  capacity  as Seller,  hereby  makes the  representations  and  warranties  set forth in
Schedule  III as to the  Mortgage  Loans and by this  reference  incorporated  herein,  to the  Depositor,  the
Trustee and the Trust  Administrator,  as of the Closing  Date, or if so specified  therein,  as of the Cut-off
Date or such other date as may be specified.

(c)     Upon discovery by any of the parties hereto of a breach of a  representation  or warranty made pursuant to  Section 2.03(b) that  materially  and  adversely  affects the  interests of the  Certificateholders  in any
Mortgage Loan,  the party  discovering  such breach shall give prompt notice thereof to the other parties.  The
Seller hereby  covenants  that within 90 days of the earlier of its discovery or its receipt of written  notice from any party of a breach of any  representation  or warranty  made by it  pursuant  to  Section 2.03(b) which materially  and  adversely  affects the  interests of the  Certificateholders  in any Mortgage Loan sold by the
Seller to the Trust,  it shall cure such breach in all material  respects,  and if such breach is not so cured, shall,  (i) if such 90 day period  expires prior to the second  anniversary  of the Closing  Date,  remove such
Mortgage  Loan (a  "Deleted  Mortgage  Loan")  from the Trust  Fund and  substitute  in its  place a  Qualified
Substitute  Mortgage  Loan,  in the  manner  and  subject  to the  conditions  set  forth in this  Section;  or
(ii) repurchase  the affected  Mortgage  Loan or Mortgage  Loans at the Purchase  Price in the manner set forth below;  provided,  however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery  to the  Trustee  and the Trust  Administrator  of the  Opinion of Counsel  required  by  Section 2.05 hereof, if any, and any such  substitution  pursuant to (i) above shall not be effected prior to the additional delivery  to the Trustee or the Trust  Administrator  of a Request  for  Release  substantially  in the form of
Exhibit K  relating  to the Deleted  Mortgage  Loan and the  Mortgage  File for any such  Qualified  Substitute
Mortgage Loan. The Seller shall promptly reimburse the Trustee, the Trust  Administrator,  the Special Servicer
and the  related  Servicer  (if such  Servicer is not the Seller of such  Mortgage  Loan) for any actual out of pocket expenses  reasonably  incurred by the Trustee,  the Trust  Administrator,  the Special  Servicer and the
related  Servicer  (if such  Servicer  is not the Seller of such  Mortgage  Loan) in respect of  enforcing  the remedies for such breach.  With respect to any  representation  and warranties  described in this Section which are  made to the best of the  Seller's  knowledge  if it is  discovered  by any of the  Depositor,  the  Master
Servicer,  the Seller,  any Servicer,  the Special Servicer,  the Trustee or the Trust  Administrator  that the substance of such  representation  and warranty is  inaccurate  and such  inaccuracy  materially  and adversely affects  the  value  of  the  related  Mortgage  Loan  or the  interests  of  the  Certificateholders  therein, notwithstanding  the  Seller's  lack of  knowledge  with respect to the  substance  of such  representation  or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

               With respect to any Qualified  Substitute  Mortgage  Loan or Loans,  the Seller shall deliver to the  Custodian  for the  benefit of the  Certificateholders  the  Mortgage  Note,  the  Mortgage,  the  related assignment of the Mortgage,  and such other documents and agreements as are required by  Section 2.01(b),  with the  Mortgage  Note  endorsed  and the  Mortgage  assigned as  required by  Section 2.01.  No  substitution  is permitted to be made in any calendar  month after the  Determination  Date for such month.  Scheduled  Payments due with respect to Qualified  Substitute  Mortgage Loans in the month of substitution shall not be part of the
Trust  Fund and will be  retained  by the Seller on the next  succeeding  Distribution  Date.  For the month of substitution,  distributions  to  Certificateholders  will  include  the  monthly  payment  due on any  Deleted
Mortgage  Loan for such month and  thereafter  the Seller  shall be entitled to retain all amounts  received in respect of such Deleted  Mortgage  Loan.  The Seller shall amend the Mortgage  Loan Schedule for the benefit of the  Certificateholders  to reflect the  removal of such  Deleted  Mortgage  Loan and the  substitution  of the
Qualified  Substitute  Mortgage Loan or Loans and the Seller shall  deliver the amended  Mortgage Loan Schedule to the Trustee,  the Servicers and the Trust  Administrator.  Upon such substitution,  the Qualified Substitute
Mortgage Loan or Loans shall be subject to the terms of this  Agreement in all  respects,  and the Seller shall be deemed to have made with respect to such  Qualified  Substitute  Mortgage  Loan or Loans,  as of the date of substitution,  the  representations  and  warranties  made  pursuant  to  Section 2.03(b) with  respect to such
Mortgage Loan.  Upon any such  substitution  and the deposit to the Collection  Account of the amount  required to be deposited  therein in connection  with such  substitution  as described in the following  paragraph,  the
Trustee   shall   instruct  the   Custodian  to  release  the  Mortgage  File  held  for  the  benefit  of  the
Certificateholders  relating to such  Deleted  Mortgage  Loan to the Seller and the Trustee  shall  execute and deliver at the Seller's  direction such instruments of transfer or assignment  prepared by the Seller,  in each case without  recourse,  as shall be  necessary to vest title in the Seller,  or its  designee,  the  Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

               For any month in which the Seller  substitutes one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage  Loans,  the Master Servicer shall determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal  Balance of all such Deleted Mortgage Loans (after  application of the scheduled  principal  portion of the monthly  payments  due in the month of  substitution).  The amount of such shortage (the  "Substitution  Adjustment  Amount")  plus an amount equal to the  aggregate of any  unreimbursed
Advances,  Servicing  Advances and unpaid  Servicing Fees with respect to such Deleted  Mortgage Loans shall be deposited in the related Collection  Account by the Seller on or before the Business Day immediately  preceding the  Distribution  Date in the month  succeeding  the calendar  month during  which the related  Mortgage  Loan became required to be repurchased or replaced hereunder.

               One or more  mortgage  loans may be  substituted  for one or more Deleted  Mortgage  Loans.  The determination  of whether a mortgage  loan is a  Qualified  Substitute  Mortgage  Loan may be  satisfied  on an individual  basis.  Alternatively,  if more than one mortgage loan is to be substituted for one or more Deleted
Mortgage Loans,  the  characteristics  of such mortgage loans and Deleted Mortgage Loans shall be aggregated or calculated  on a weighted  average  basis,  as  applicable,  in  determining  whether such  mortgage  loans are
Qualified Substitute Mortgage Loans.

               In the event that the Seller shall be required to  repurchase a Mortgage  Loan  pursuant to this
Agreement,  the Purchase Price therefor shall be deposited in the related  Collection  Account on or before the
Business Day  immediately  preceding the  Distribution  Date in the month  following the month during which the
Seller  became  obligated  hereunder to  repurchase  or replace such Mortgage Loan and upon such deposit of the
Purchase  Price and receipt of a Request for  Release in the form of  Exhibit K  hereto,  the  Custodian  shall release the  related  Mortgage  File held for the benefit of the  Certificateholders  to such  Person,  and the
Trustee  shall  execute and deliver at such  Person's  direction  such  instruments  of transfer or  assignment prepared by such Person,  in each case  without  recourse,  as shall be  necessary  to transfer  title from the
Trustee.  It is  understood  and  agreed  that the  obligation  under  this  Agreement  of any  Person to cure, repurchase  or  substitute  any  Mortgage  Loan as to which a  breach  has  occurred  and is  continuing  shall constitute the sole remedy against such Persons  respecting such breach  available to  Certificateholders,  the
Depositor, the Trustee or the Trust Administrator on their behalf.

               The  representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective  Mortgage Files to the Trustee,  the Trust Administrator or the Custodian for the benefit of the
Certificateholders.

SECTION 2.04.  Representations and Warranties of the Depositor as to the Mortgage Loans.

               The Depositor  hereby  represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date,  assuming good title has been conveyed to the  Depositor,  the Depositor had good title to the Mortgage  Loans and Mortgage  Notes,  and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

               It is  understood  and  agreed  that  the  representations  and  warranties  set  forth  in this
Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.

SECTION 2.05.  Delivery of Opinion of Counsel in Connection with Substitutions.

               Notwithstanding  any  contrary  provision  of  this  Agreement,   no  substitution  pursuant  to
Section 2.02  shall be made more than ninety (90) days after the Closing Date unless the Seller delivers to the
Trustee  and the Trust  Administrator  an  Opinion of  Counsel,  which  Opinion of Counsel  shall not be at the expense of any of the  Trustee,  the Trust  Administrator  or the Trust Fund,  addressed to the Trustee and the
Trust  Administrator,  to the effect that such substitution will not (i) result in the imposition of the tax on
"prohibited  transactions"  on the Trust Fund or  contributions  after the Startup Date, as defined in Sections
860F(a)(2)  and  860G(d) of  the Code,  respectively,  or (ii) cause  each REMIC  created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding;  provided,  however,  that no Opinion of
Counsel  shall be  required if (A) the  substitution  occurs  within two years of the Closing  Date and (B) the substitution  occurs  with  respect  to  Mortgage  Loans  that are  "defective"  under the Code and the  Seller delivers to the Trustee and the Trust  Administrator  an  Officer's  Certificate  substantially  in the form of
Exhibit W.

SECTION 2.06.  Issuance of Certificates.

               The  Trustee  acknowledges  the  assignment  to it of  the  Mortgage  Loans  together  with  the assignment to it of all other assets  included in the Trust Fund,  receipt of which,  subject to the provisions of  Section 2.02(a),  is hereby  acknowledged.  Concurrently  with such assignment and delivery and in exchange therefor,  the Trust Administrator,  pursuant to the written request of the Depositor executed by an officer of the Depositor,  has executed the Certificates and caused them to be authenticated  and delivered to or upon the order of the Depositor in authorized  denominations  which evidence  ownership of the Trust Fund. The rights of the Holders of such Certificates to receive  distributions  from the Trust Fund and all ownership  interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07.   REMIC Provisions.

(a)     The  Depositor  hereby elects and  authorizes  the Trust  Administrator  to treat the Trust Fund as the number of separate  REMICs  specified in the  Preliminary  Statement  (each,  a "REMIC") under the Code and, if necessary,  under applicable  state law and apply such  Preliminary  Statement in determining the rights of the
Interests  in REMICs  thereby  created.  Each  such  election  will be made on Form  1066 or other  appropriate federal tax or information  return  (including Form 8811) or any  appropriate  state return (x) for the taxable year ending on the last day of the calendar year in which the  Certificates  are issued and (y) for the taxable year ending on the last day of the calendar  year in which  Certificates  are first sold to a third party.  The
Closing Date is hereby  designated as the "startup day" of each REMIC created  hereunder  within the meaning of
Section 860G(a)(9)  of the Code. The "regular  interests"  (within the meaning of  Section 860G of the Code) in each REMIC shall consist of the regular  interests  with the terms set forth for each REMIC in the  Preliminary
Statement  and the Class AR  and  Class AR-L  Certificates  shall  represent  the  beneficial  ownership of the
"residual  interest" in each REMIC created  hereunder.  Neither the Depositor nor the Trust  Administrator  nor
the Trustee shall permit the creation of any  "interests"  (within the meaning of  Section 860G of the Code) in any REMIC other than as set forth in the Preliminary Statement.

(b)     The  Trust  Administrator  shall act as the "tax  matters  person"  (within  the  meaning  of the REMIC
Provisions)  for each REMIC created  hereunder,  in the manner  provided  under  Treasury  regulations  section
1.860F 4(d) and  temporary Treasury  regulations  section  301.6231(a)(7)1T.  In the event that for any reason, the Trust  Administrator is not recognized as the tax matters person then the Trust  Administrator shall act as agent for the Class AR and the  Class AR-L  Certificateholder  as tax matters  person.  By its  acceptance of a
Residual  Certificate,  each Holder thereof shall have agreed to such  appointment  and shall have consented to the  appointment  of the Trust  Administrator  as its agent to act on behalf of each  REMIC  created  hereunder pursuant to the specific duties outlined herein.

(c)     A Holder of the Residual  Certificates,  by the purchase of such Certificates,  shall be deemed to have agreed to timely  pay,  upon demand by the Trust  Administrator,  the amount of any  minimum  California  state franchise taxes due with respect to each REMIC created  hereunder under Sections  23151(a) and  23153(a) of the
California  Revenue  and  Taxation  Code.  Notwithstanding  the  foregoing,  the Trust  Administrator  shall be authorized to retain the amount of such tax from amounts  otherwise  distributable  to such Holder in the event such Holder does not  promptly  pay such amount upon demand by the Trust  Administrator.  In the event that any other  federal,  state or local tax is imposed,  including  without  limitation  taxes imposed on a "prohibited transaction"  of a REMIC as defined in  Section 860F  of the Code,  such tax shall be charged  against  amounts otherwise  available for  distribution  to the  applicable  Holder of a Residual  Certificate  and then against amounts  otherwise  available for  distribution  to the Holders of Regular  Certificates in accordance with the provisions set forth in  Section 4.01.  The Trust  Administrator  or the Trustee shall promptly  deposit in the
Certificate  Account  any  amount  of  "prohibited  transaction"  tax that  results  from a breach of the Trust
Administrator's  or the  Trustee's  duties,  respectively,  under this  Agreement.  The Master  Servicer or the related Servicer shall promptly deposit in the Certificate  Account any amount of "prohibited  transaction" tax that  results  from a breach of the Master  Servicer's  or such  Servicer's  duties,  respectively,  under this
Agreement.

(d)     The Trust  Administrator  shall act as  attorney  in fact and as the tax  matters  person of each REMIC created  hereunder and in such capacity the Trust  Administrator  shall:  (i) prepare,  sign and file, or cause to be prepared,  signed and filed,  federal and state tax returns using a calendar year as the taxable year for each REMIC created  hereunder when and as required by the REMIC Provisions and other applicable  federal income tax laws as the direct  representative  of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election,  on behalf of each REMIC created hereunder,  to be treated as a REMIC on the federal tax return of such REMIC for its first taxable  year,  in accordance  with the  REMIC  Provisions;  and  (iii) prepare  and  forward,  or  cause  to be  prepared  and  forwarded,  to the
Certificateholders  and to any governmental  taxing  authority all information  reports as and when required to be provided  to them in  accordance  with the REMIC  Provisions.  The  expenses  of  preparing  and filing such returns  shall be borne by the  Trust  Administrator.  The  Depositor,  the  Master  Servicer  and the  related
Servicer  shall  provide  on a prompt  and  timely  basis  to the  Trust  Administrator  or its  designee  such information with respect to each REMIC created  hereunder as is in their possession and reasonably  required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

               In its  capacity  as attorney in fact and as the tax  matters  person,  the Trust  Administrator shall also:  (A) act on behalf of each REMIC  created  hereunder  in relation to any tax matter or  controversy involving the Trust Fund, (B) represent the Trust Fund in any  administrative or judicial  proceeding  relating to an examination or audit by any  governmental  taxing authority with respect thereto and (C) cause to be paid solely from the sources  provided  herein the amount of any taxes imposed on each REMIC created  hereunder when and as the same shall be due and payable  (but such  obligation  shall not prevent the Trust  Administrator  or any other  appropriate  Person from  contesting any such tax in appropriate  proceedings  and shall not prevent the Trust  Administrator  from  withholding  payment of such tax, if permitted  by law,  pending the outcome of such proceedings).

(e)     The Trust Administrator shall provide (i) to any transferor of a Residual  Certificate such information as is  necessary  for the  application  of any tax relating to the  transfer of a Residual  Certificate  to any
Person who is not a permitted  transferee,  (ii) to the  Certificateholders  such information or reports as are required by the Code or the REMIC Provisions  including  reports relating to interest,  original issue discount and market  discount or premium  and  (iii) to  the  Internal  Revenue  Service  the name,  title,  address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)     The Trustee,  to the extent  directed by the Trust  Administrator,  the Depositor and the Holder of the
Residual  Certificates  shall take any action or cause the Trust Fund to take any action necessary to create or maintain  the status of each REMIC  created  hereunder as a REMIC under the REMIC  Provisions  and shall assist each other as necessary  to create or maintain  such status.  Neither the  Trustee,  to the extent  directed or
(in the case of a failure to act) not  directed  by the Trust  Administrator,  nor the  Holder of the  Residual
Certificates  shall take any action,  cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that,  under the REMIC  Provisions,  if taken or not taken,  as the case may be, could  (i) endanger the status of each REMIC created  hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC  (including,  but not limited to, the tax on prohibited  transactions  as defined in Code
Section 860F(a)(2)  and the tax on prohibited  contributions set forth in Section 860G(d) of  the Code) (either such event, an "Adverse REMIC Event") unless the Trustee and the Trust  Administrator  have received an Opinion of Counsel  (at the  expense  of the party  seeking to take such  action) to the effect  that the  contemplated action will not endanger such status or result in the imposition of such a tax.

               The Trustee and the Trust  Administrator  shall not take or fail to take any action  (whether or not  authorized  hereunder)  as to which the Master  Servicer,  a Servicer or the  Depositor  has advised it in writing that it has  received an Opinion of Counsel to the effect that an Adverse  REMIC Event could occur with respect to such action.  In addition,  prior to taking any action with respect to a REMIC or their  assets,  or causing any REMIC created  hereunder to take any action,  which is not expressly  permitted  under the terms of this Agreement,  the Trustee and the Trust  Administrator will consult with the Master Servicer,  the Servicers and the Depositor or their  designees,  in writing,  with respect to whether such action could cause an Adverse
REMIC Event to occur with respect to any REMIC created  hereunder  and the Trustee and the Trust  Administrator shall not take any such  action or cause  that REMIC to take any such  action as to which the Master  Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

               In  addition,  prior to taking any action with  respect to any REMIC  created  hereunder  or the assets therein,  or causing any REMIC created  hereunder to take any action,  which is not expressly  permitted under the terms of this  Agreement,  the  Holder  of the  Residual  Certificates  will  consult  with the Trust
Administrator  or its  designee,  in writing,  with respect to whether such action could cause an Adverse REMIC
Event to occur with respect to any REMIC created  hereunder,  and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust  Administrator  has advised it in writing  that an
Adverse  REMIC Event could  occur.  The Trustee and the Trust  Administrator  may consult  with counsel to make such written  advice,  and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

               At all times as may be required by the Code, the Trust  Administrator will, to the extent within its control and the scope of its duties more specifically set forth herein,  maintain  substantially all of the assets of each REMIC created hereunder as "qualified  mortgages" as defined in  Section 860G(a)(3)  of the Code and "permitted investments" as defined in Section 860G(a)(5) of the Code.

(g)     In the event that any tax is imposed on "prohibited  transactions" of any REMIC created  hereunder,  as defined in  Section 860F(a)(2)  of the Code,  on "net  income from  foreclosure  property"  of such  REMIC,  as defined in  Section 860G(c) of  the Code,  on any  contributions  to a REMIC  after the  Startup  Day  therefor pursuant to  Section 860G(d) of  the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws,  such tax shall be charged  (i) to the related  Servicer,  if such  Servicer has in its sole  discretion  determined  to indemnify  the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer's duties under  (x) Section 2.07(j)  of this Agreement to not enter into any  arrangement  by which a REMIC would  receive a fee or other  compensation  for  services or to permit such
REMIC to receive  any  income  from  assets  other  than  "qualified  mortgages"  or  "permitted  investments,"
(y) Section 3.01 of this Agreement to not make or permit any modification,  waiver or amendment of any Mortgage
Loan which would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the  imposition of any tax under  Section 860F(a) or  Section 860G(d) of the Code or (z)  Section 3.11(c) of  this Agreement to
not  cause  any   REO Property   to  fail  to  qualify  as  "foreclosure   property"   within  the  meaning  of
Section 860G(a)(8)  of the Code or to subject any REMIC  created  hereunder to the  imposition  of any federal, state or local income taxes on the income earned from such  Mortgaged  Property  under  Section 860G(c) of  the
Code of  otherwise,  (ii) to  the Master  Servicer,  if such tax arises out of or results  from a breach by the
Master  Servicer of any of its  obligations  under this  Agreement  or if the Master  Servicer  has in its sole discretion  determined to indemnify the Trust Fund against such tax, (iii) to the Trust Administrator,  if such tax arises out of or results  from a breach by the Trust  Administrator  of any of its  obligations  under this
Article II,  (iv) to the  Trustee,  if such tax arises out of or results from a breach by the Trustee of any of its obligations  under this Article II or  (v) otherwise  against amounts on deposit in the Collection  Account as provided by Section 3.08  and on the  Distribution  Date(s)  following such  reimbursement  the aggregate of such taxes shall be allocated in reduction of the Interest  Distribution Amount on each Class entitled  thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

               In accordance with Section 2.07(c),  the related Servicer,  the Master Servicer,  the Trustee or the Trust  Administrator,  as  applicable,  shall  promptly  deposit in the  Certificate  Account or Collection
Account, as applicable, any amount of such tax.

               For purposes of this  Section 2.07(g),  a tax is imposed  following  the final and  unappealable determination  under the Code of the amount of such tax and written  notice  thereof by the Tax Matters  Person to the party to be charged.

               The  failure  of the  Master  Servicer  or the  related  Servicer  to  promptly  deposit  in the
Certificate  Account  or  Collection  Account,  as  applicable,  any  amount  of such tax  shall be an Event of
Default, as provided in Section 8.01(b).

(h)     The Trust  Administrator  shall,  for federal  income tax  purposes,  maintain  books and records  with respect to each REMIC  created  hereunder on a calendar  year and on an accrual  basis or as  otherwise  may be required by the REMIC Provisions.

(i)     Following the Startup Day, none of any Servicer,  the Trustee  (which will act only at the direction of the Trust  Administrator or as otherwise  specifically  provided in this Agreement) or the Trust  Administrator shall accept any contributions of assets to any REMIC created  hereunder unless (subject to Section 2.05)  such
Servicer,  the Trustee or the Trust  Administrator shall have received an Opinion of Counsel (at the expense of the party  seeking to make such  contribution)  to the effect that the inclusion of such assets in a REMIC will not cause  that  REMIC to fail to  qualify as a REMIC at any time that any  Certificates  are  outstanding,  or subject that REMIC to any tax under the REMIC Provisions or other applicable  provisions of federal,  state and local law or ordinances.

(j)     None of any Servicer,  the Trustee (which will act only at the direction of the Trust  Administrator or as  otherwise  specifically  provided  in  this  Agreement)  or  the  Trust  Administrator  shall  (subject  to
Section 2.05)  enter  into any  arrangement  by which a REMIC  will  receive  a fee or other  compensation  for services nor permit such REMIC to receive any income from assets other than  "qualified  mortgages"  as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

(k)     Within 30 days after the Closing  Date,  the Trust  Administrator  shall apply to the Internal  Revenue
Service for an  employer  identification  number for each REMIC  created  hereunder  by means of a Form SS-4 or other acceptable means and prepare and file with the Internal  Revenue Service Form 8811,  "Information  Return
for Real Estate Mortgage  Investment  Conduits (REMIC) and Issuers of Collateralized Debt Obligations" for each
REMIC created hereunder.

(l)     None of the Trustee  (which will act only at the direction of the Trust  Administrator  or as otherwise specifically  provided in this Agreement),  the Trust Administrator,  the Master Servicer or any Servicer shall sell,  dispose of or  substitute  for any of the Mortgage  Loans (except in  connection  with (i) the  default, imminent  default or foreclosure of a Mortgage Loan,  including but not limited to, the  acquisition or sale of a  Mortgaged  Property  acquired  by deed in lieu of  foreclosure,  (ii) the  bankruptcy  of any REMIC  created hereunder,  (iii) the  termination  of any REMIC created  hereunder  pursuant to Article X of this Agreement or
(iv) a  purchase of Mortgage Loans pursuant to Article II or III of this  Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection  Account or the Certificate  Account for gain nor accept any  contributions  to a REMIC  after the  Closing  Date  (a) unless  it has  received an Opinion of
Counsel that such sale,  disposition,  substitution or acquisition  will not affect adversely the status of any
REMIC created  hereunder as a REMIC or (b) unless  the Master  Servicer or such Servicer has  determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)     In order to enable the Trust  Administrator  to perform its duties as set forth  herein,  the Depositor shall  provide,  or cause to be provided to the Trust  Administrator,  within ten days after the Closing  Date, all  information or data the Trust  Administrator  determines to be relevant for tax purposes to the valuations and  offering  prices  of the  Certificates,  including,  without  limitation,  the  price,  yield,  prepayment assumption and projected  cash flows of the  Certificates  and the Mortgage  Loans and the Trust  Administrator
shall be  entitled  to rely upon any and all such  information  and data in the  performance  of its duties set forth  herein.  Thereafter,  the Master  Servicer  shall  provide,  promptly  upon request  therefor,  any such additional  information or data that the Trustee or the Trust  Administrator  may from time to time  reasonably request  in order to enable the  Trustee  and the Trust  Administrator  to  perform  their  duties as set forth herein  and  the  Trustee  and the  Trust  Administrator  shall  be  entitled  to rely  upon  any and all  such information  and data in the  performance  of its duties set forth  herein.  DLJMC  shall  indemnify  the Trust
Administrator  and  hold  it  harmless  for  any  loss,  liability,  damage,  claim  or  expense  of the  Trust
Administrator  arising  from any failure of the  Depositor  to provide,  or to cause to be  provided,  accurate information or data to the Trust  Administrator  on a timely basis.  The Master  Servicer  shall  indemnify the
Trustee and the Trust Administrator and hold it harmless for any loss,  liability,  damage, claim or expense of the Trustee and the Trust  Administrator  arising  from any  failure of the Master  Servicer to provide,  or to cause to be  provided,  accurate  information  or data  required to be  provided by the Master  Servicer to the
Trustee and the Trust Administrator on a timely basis;  provided,  however,  that if any Servicer shall fail to provide  such  information  to the Master  Servicer  upon  timely  request for such  information  by the Master
Servicer,  that Servicer shall indemnify the Master Servicer,  the Trustee and the Trust Administrator and hold it harmless  for any loss,  liability,  damage,  claim or expense of the Master  Servicer,  the Trustee and the
Trust  Administrator  arising from any failure of that  Servicer to provide,  or to cause to be  provided,  the information  referred to above on a timely basis. The  indemnification  provisions  hereunder shall survive the termination  of this  Agreement  and shall  extend  to any  co-trustee  and  co-Trust  Administrator  appointed pursuant to this Agreement.

(n)     The Trust  Administrator shall account for the rights of the Holders of the Group 5 Senior Certificates and  Class M  Certificates  to receive  payments in respect of Basis Risk  Shortfalls  as rights in an interest rate cap contract  written by the Class 5-X  Certificateholders  in favor of the Holders of the Group 5  Senior
Certificates  and Class M  Certificates  and not as an obligation of  REMIC III,  whose  obligation to pay such
Certificates  will be subject to a cap equal to the  applicable Net Funds Cap and shall account for such rights as property  held  separate  and apart from the regular  interests as required by Treasury  regulation  section
1.860G-2(i).  Any  amounts  paid in  respect  of Basis  Risk  Shortfalls  by  REMIC III  shall be  treated as a distribution to the Class 5-X Certificates.  In addition, the Class 5-X  Certificateholders  shall be deemed to have entered into a contractual  arrangement  with the Class AR and Class AR-L  Certificateholders  whereby the
Class AR  and  Class AR-L  Certificateholders  agree  to  pay  to  the  Class 5-X  Certificateholders  on  each
Distribution  Date amounts that would, in the absence of such  contractual  agreement,  be  distributable  with respect to the  residual  interest  in  REMIC III  pursuant  to  Section 4.01(II)(d)(xiii)  (which  amounts are expected  to be zero).  Thus each  Group 5  Senior  Certificate  and  Class M  Certificate  shall be treated as representing  ownership  of not only  REMIC III  regular  interests,  but also  ownership  of an interest in an interest rate cap contract.  Each Class 5-X  Certificate  shall represent an obligation  under an interest rate cap  contract.  For  purposes  of  determining  the  issue  price of  REMIC III  regular  interests,  the Trust
Administrator shall assume that the interest rate cap contract has a value of $5,000.

               For any  Distribution  Date on which  there is a payment  under the  Group 5  Interest  Rate Cap
Agreement  based on a notional  balance in excess of the Class Principal  Balance of the Group 5  Certificates,
the amount  representing  such excess  payment shall not be an asset of the Trust and,  instead,  shall be paid into and  distributed  out of a  separate  trust  created by this  Agreement  for the  benefit  of the  Group 5
Certificates  and shall be  distributed to the Group 5  Certificates  pursuant to  Section 4.01(II).  The Trust
Administrator shall not be responsible for any tax reporting with respect to such separate trust.

SECTION 2.08.  Covenants of the Master Servicer and each Servicer.

               The Master  Servicer  and each  Servicer,  severally  and not jointly,  hereby  covenants to the
Depositor, the Trustee and the Trust Administrator as follows:

(a)     Such Servicer or the Master  Servicer  shall comply in the  performance of its  obligations  under this
Agreement with all reasonable  rules and  requirements  of the insurer under each Mortgage  Guaranty  Insurance
Policy; and

(b)     No written  information,  certificate of an officer,  statement  furnished in writing or written report delivered  to the  Depositor,  any  affiliate  of the  Depositor,  the Trustee or the Trust  Administrator  and
prepared by the Master Servicer or such Servicer  pursuant to this Agreement will contain any untrue  statement of a material fact.

                                                 ARTICLE III

                                         ADMINISTRATION AND SERVICING
                                               OF MORTGAGE LOANS

SECTION 3.01.  Servicers to Service Mortgage Loans.

               For and on behalf of the  Certificateholders,  as independent contractors of the Trust, (i) each
Servicer,  severally and not jointly,  shall service and administer the related  Non-Designated  Mortgage Loans in  accordance  with the  terms of this  Agreement  and with  Accepted  Servicing  Practices,  (ii) the  Master
Servicer  shall,  in  accordance  with  Section 3.03  of this  Agreement,  master  service and  administer  the
Non-Designated  Mortgage Loans by overseeing and enforcing the servicing of the  Non-Designated  Mortgage Loans by the related  Servicer  according to the terms of this  Agreement and (iii) the  Master  Servicer  shall,  in accordance  with the  Section 3.22  of this  Agreement,  master service and administer the Designated  Mortgage
Loans by overseeing  and enforcing the servicing of the  Designated  Mortgage  Loans by the related  Designated
Servicer  according to the terms of the related  Designated  Servicing  Agreement.  The  obligations of each of
SPS,  Wells Fargo,  JPMorgan and Ocwen  hereunder to service and administer the Mortgage Loans shall be limited to the SPS Serviced  Mortgage Loans, the Wells Fargo Serviced  Mortgage Loans, the JPMorgan  Serviced  Mortgage
Loans and the Ocwen Serviced  Mortgage Loans,  respectively,  and with respect to the duties and obligations of each Servicer,  references  herein to related  "Mortgage  Loans" shall be limited to the SPS Serviced  Mortgage
Loans (and the  related  proceeds  thereof  and related  REO  Properties)  in the case of SPS,  the Wells Fargo
Serviced  Mortgage  Loans (and the related  proceeds  thereof and related REO  Properties) in the case of Wells
Fargo,  the JPMorgan  Serviced  Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of JPMorgan,  and the Ocwen Serviced  Mortgage Loans (and the related proceeds thereof and related REO
Properties)  in the case of Ocwen,  and in no event shall any  Servicer  have any  responsibility  or liability with respect to any of the other  Mortgage  Loans.  The  obligations  of the Master  Servicer to master service and administer the  Non-Designated  Mortgage Loans shall be limited to the Wells Fargo Serviced Mortgage Loans, the SPS Serviced  Mortgage Loans, the JPMorgan  Serviced  Mortgage Loans, the Ocwen Serviced Mortgage Loans and
the  Special  Serviced   Mortgage  Loans.  In  connection  with  such  servicing  and   administration  of  the
Non-Designated  Mortgage  Loans,  the Master  Servicer and each Servicer  shall have full power and  authority, acting alone and/or through  Subservicers  as provided in  Section 3.02  hereof,  to do or cause to be done any and all things that it may deem necessary or desirable in connection  with such  servicing and  administration, including  but not  limited  to,  the power and  authority,  subject to the terms  hereof  (i) to  execute  and deliver,  on  behalf  of the  Certificateholders  and the  Trust,  customary  consents  or  waivers  and  other instruments  and  documents,  (ii) to  consent to transfers of any Mortgaged  Property and  assumptions  of the
Mortgage Notes and related  Mortgages (but only in the manner  provided in this  Agreement),  (iii) to  collect any Insurance Proceeds and other Liquidation Proceeds,  and (iv) to effectuate  foreclosure or other conversion of the  ownership of the  Mortgaged  Property  securing any Mortgage  Loan;  provided,  that neither the Master
Servicer nor a Servicer  shall take any action that is  inconsistent  with or  prejudices  the interests of the
Trust Fund or the  Certificateholders  in any Mortgage Loan or the rights and interests of the  Depositor,  the
Trustee,  the Trust  Administrator  or the  Certificateholders  under this  Agreement.  The Master Servicer and each  Servicer  shall  represent  and protect the interests of the Trust Fund in the same manner as it protects its own  interests in mortgage  loans in its own portfolio in any claim,  proceeding or litigation  regarding a
Mortgage  Loan,  and shall not make or permit any  modification,  waiver or amendment of any Mortgage Loan that would cause any REMIC  created  hereunder to fail to qualify as a REMIC or result in the  imposition of any tax under  Section 860F(a) or  Section 860G(d) of  the Code. Without limiting the generality of the foregoing,  the
Master  Servicer and each  Servicer,  in its own name or in the name of the Depositor and the Trust,  is hereby authorized and empowered by the Depositor,  the Trust and the Trust Administrator,  when the Master Servicer or such Servicer  believes it  appropriate in its reasonable  judgment,  to execute and deliver,  on behalf of the
Trust, the Trustee,  the Trust Administrator,  the Depositor,  the  Certificateholders  or any of them, any and all  instruments  of  satisfaction  or  cancellation,  or of partial or full release or discharge and all other comparable  instruments,  with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the  Certificateholders.  The Master  Servicer and each  Servicer  shall prepare and deliver to the Depositor  and/or the Trustee  and/or the Trust  Administrator  such documents  requiring  execution and delivery  by either or both of them as are  necessary  or  appropriate  to enable the Master  Servicer  or such
Servicer to master service and administer or service and administer the Mortgage Loans,  as applicable,  to the extent  that the Master  Servicer or such  Servicer is not  permitted  to execute  and deliver  such  documents pursuant to the preceding  sentence.  Upon receipt of such documents,  the Depositor  and/or the Trustee or the
Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer.

               In  accordance  with the  standards  of the first  paragraph  of this  Section 3.01  and  unless determined in good faith to be a  Nonrecoverable  Advance,  each Servicer shall advance or cause to be advanced funds as  necessary  for the  purpose of  effecting  the  payment  of taxes and  assessments  on the  Mortgaged
Properties  related to the  Non-Designated  Mortgage Loans,  which advances  constitute  Servicing Advances and shall be  reimbursable  in the  first  instance  from  related  collections  from the  Mortgagors  pursuant  to
Section 3.06,  and further as provided in  Section 3.08.  In no event will any Servicer be required to make any
Servicing Advance which would constitute a Nonrecoverable  Advance.  The costs incurred by a Servicer,  if any, in  effecting  the  timely  payments  of taxes and  assessments  on the  Mortgaged  Properties  related  to the
Non-Designated  Mortgage Loans and related insurance premiums shall not, for the purpose of calculating monthly
distributions  to  the  Certificateholders,   be  added  to  the  Stated  Principal  Balances  of  the  related
Non-Designated  Mortgage  Loans,  notwithstanding  that the  terms  of such  Non-Designated  Mortgage  Loans so permit.  The parties to this Agreement  acknowledge that Servicing  Advances shall be reimbursable  pursuant to the terms of this  Agreement  and agree that no Servicing  Advance shall be rejected or disallowed by any party unless it has been shown that such Servicing Advance was not made in accordance with this Agreement.

               Each Servicer  hereby  acknowledges  that, to the extent such Servicer has  previously  serviced some or all of the  Non-Designated  Mortgage  Loans  pursuant to another  servicing  agreement,  the  servicing provisions  contained in this  Agreement  shall  supersede  the  servicing  provisions  contained in such other servicing  agreement from and after the Closing Date, except that such other servicing  agreement shall survive and govern with respect to excess  servicing  fees and  termination  without  cause.  In  addition,  the Master
Servicer  hereby  acknowledges  that,  to the  extent  the  Master  Servicer  or any  Designated  Servicer  has
previously serviced some or all of the Designated Mortgage Loans pursuant to another servicing  agreement,  the provisions  contained in the related Designated  Servicing  Agreement shall supersede the provisions  contained in such other servicing agreement from and after the Closing Date.

               Notwithstanding  anything in this  Agreement  to the  contrary,  the purchase of any Wells Fargo
Serviced  Mortgage Loan by any Person shall be subject to the rights of Wells Fargo to continue  servicing such
Wells Fargo Serviced  Mortgage Loan for the same Servicing Fee  substantially  in accordance  with the terms of this Agreement.

               With respect to each Mortgage Loan, the related Servicer will fully furnish,  in accordance with
the  Fair  Credit  Reporting  Act  and  its  implementing   regulations,   accurate  and  complete  information
(e.g., favorable  and  unfavorable)  on its borrower  credit files to Equifax,  Experian and Trans Union Credit
Information Company, on a monthly basis.

               Each Servicer is authorized  and empowered by the Trustee,  on behalf of the  Certificateholders and the Trustee,  in its own name or in the name of any  Subservicer,  when a Servicer or any  Subservicer,  as the case may be,  believes it  appropriate  in its best  judgment to register any related  Mortgage Loan on the
MERS®  System,  or cause the removal  from the  registration  of such  Mortgage  Loan on the MERS®  System,  to execute  and  deliver,  on  behalf  of the  Trustee  and the  Certificateholders  or any of  them,  any and all instruments of assignment and other  comparable  instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02.  Subservicing; Enforcement of the Obligations of Subservicers.

(a)     The  Non-Designated  Mortgage  Loans may be  subserviced  by a  Subservicer  on  behalf of the  related
Servicer in accordance with the servicing  provisions of this Agreement;  provided,  that the Subservicer  must be a  FNMA-approved  lender or a FHLMC  seller/servicer  in good standing.  With respect to the  Non-Designated
Mortgage  Loans,  each  Servicer may perform any of its servicing  responsibilities  hereunder or may cause the
Subservicer to perform any such servicing  responsibilities  on its behalf, but the use by such Servicer of the
Subservicer  shall not release such Servicer  from any of its  obligations  hereunder  and such Servicer  shall remain  responsible  hereunder  for all acts and  omissions  of the  Subservicer  as fully as if such  acts and omissions were those of such Servicer.  With respect to the Non-Designated  Mortgage Loans, each Servicer shall pay all fees and expenses of any Subservicer engaged by such Servicer from its own funds.

               Notwithstanding the foregoing,  with respect to the Non-Designated Mortgage Loans, each Servicer shall be entitled to outsource one or more separate  servicing  functions to a Person (each,  an  "Outsourcer")
that  does not meet the  eligibility  requirements  for a  Subservicer,  so long as such  outsourcing  does not constitute the delegation of such Servicer's  obligation to perform all or  substantially  all of the servicing of the related  Non-Designated  Mortgage Loans to such Outsourcer.  In such event, the use by a Servicer of any such  Outsourcer  shall not  release  the  related  Servicer  from any of its  obligations  hereunder  and such
Servicer shall remain  responsible  hereunder for all acts and omissions of such Outsourcer as fully as if such acts and  omissions  were those of such  Servicer,  and such  Servicer  shall pay all fees and  expenses of the
Outsourcer from such Servicer's own funds.

               Each Servicer may in connection with its duties as Servicer  hereunder  enter into  transactions with any of its Affiliates  relating to the  Non-Designated  Mortgage  Loans;  provided that (a) such  Servicer acts (i) in  accordance  with Accepted  Servicing  Practices and the terms of this  Agreement,  and (ii) in the ordinary  course of business of such Servicer;  and (b) the terms of such  transaction are no less favorable to such  Servicer  than it would  obtain in a  comparable  arm's-length  transaction  with a Person that is not an
Affiliate of such Servicer.  Notwithstanding  the preceding  sentence,  any such transaction between a Servicer and any of its  Affiliates  shall not release such  Servicer  from any of its  obligations  hereunder  and such
Servicer shall remain  responsible  hereunder for all acts and omissions of such Affiliate with respect to such
Mortgage  Loans  serviced by it as fully as if such acts and omissions  were those of such  Servicer.  Any fees and expenses  relating to such  transaction  between such  Servicer and its  Affiliate  that are not  otherwise reimbursable  to such Servicer  pursuant to this Agreement  shall be borne by the parties thereto and shall not be an expense or fee of the Trust,  the  Depositor,  the Trustee,  the Trust  Administrator,  the Seller or the
Master Servicer.

(b)     With respect to any Non-Designated  Mortgage Loans, at the cost and expense of a Servicer,  without any right of reimbursement from the Depositor,  the Trustee,  the Trust Administrator or the applicable  Collection
Account,  such Servicer shall be entitled to terminate the rights and  responsibilities  of its Subservicer and
arrange  for  any  servicing   responsibilities  to  be  performed  by  a  successor  Subservicer  meeting  the requirements set forth in  Section 3.02(a),  provided,  however,  that nothing contained herein shall be deemed to prevent or  prohibit  such  Servicer,  at such  Servicer's  option,  from  electing  to service  the related
Non-Designated  Mortgage Loans itself.  In the event that a Servicer's  responsibilities  and duties under this
Agreement  are  terminated  pursuant  to  Section 8.01,  and if  requested  to do so by the  Trustee  or  Trust
Administrator  or such Servicer  shall, at its own cost and expense  terminate the rights and  responsibilities of its  Subservicer  as  soon as is  reasonably  possible.  Each  Servicer  shall  pay all  fees,  expenses  or penalties  necessary  in order to  terminate  the  rights and  responsibilities  of its  Subservicer  from such
Servicer's own funds without any right of reimbursement from the Depositor,  Trustee,  Trust Administrator,  or the applicable Collection Account.

(c)     Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements  between a Servicer and its  Subservicer  or a Servicer and its  Outsourcer,  or any  reference  herein to actions taken through the  Subservicer,  the  Outsourcer,  or otherwise,  the related  Servicer  shall not be relieved of its obligations to the Depositor,  the Trust, Trustee, the Trust Administrator or  Certificateholders  and shall be obligated  to the same  extent  and under the same  terms and  conditions  as if it alone  were  servicing  and administering  the related  Non-Designated  Mortgage  Loans.  Each Servicer  shall be entitled to enter into an agreement  with its  Subservicer  and Outsourcer for  indemnification  of such Servicer by such  Subservicer or
Outsourcer,  as applicable,  and nothing  contained in this  Agreement  shall be deemed to limit or modify such indemnification.

               For purposes of this  Agreement,  a Servicer  shall be deemed to have received any  collections, recoveries  or  payments  with  respect to the related  Non-Designated  Mortgage  Loans that are  received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

               Any   Subservicing   Agreement  and  any  other   transactions  or  services   relating  to  the
Non-Designated  Mortgage Loans involving a Subservicer  shall be deemed to be between the Subservicer,  and the related Servicer alone,  and the Depositor,  the Trustee,  the Trust  Administrator,  the Master Servicer,  the
other  Servicers and the Special  Servicer shall have no obligations,  duties or liabilities  with respect to a
Subservicer  including no obligation,  duty or liability of the Depositor,  Trustee,  the Trust  Administrator,
the Master Servicer, the Special Servicer or other Servicers to pay a Subservicer's fees and expenses.

(d)     Each Servicer is hereby authorized to enter into a financing or other facility  (any such  arrangement, a  "Facility")  under  which  (i) such  Servicer  assigns or pledges to another  person  (a "Lender")  (A) such
Servicer's  rights under this  Agreement to be reimbursed for any Advances or Servicing  Advances,  and (B) any
and all  rights of such  Servicer  under this  Agreement  resulting  from such  Servicer's  performance  of its obligations  under this  Agreement,  including,  without  limitation,  any  Servicing  Fees,  interest  income,
Ancillary  Income,  and other  payments  received by such  Servicer for  servicing  the Mortgage  Loans related thereto and (ii) the Lender agrees to fund some or all Advances and/or Servicing  Advances  required to be made by  such  Servicer  pursuant  to this  Agreement.  No  consent  of the  Trustee,  Trust  Administrator,  Master
Servicer,  Certificateholders,  Rating  Agency or any other party is required  before such  Servicer  may enter into a Facility;  provided,  however, that the consent of the Trust Administrator shall be required before such
Servicer may cause to be  outstanding  at one time more than one  Facility.  Notwithstanding  the  existence of any Facility,  such Servicer shall remain  obligated  pursuant to this Agreement to make Advances and Servicing
Advances  pursuant to and as  required by this  Agreement,  and to perform all duties and  obligations  of such
Servicer under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03.  Master Servicing by Master Servicer.

               For and on behalf of the  Certificateholders,  the Master Servicer shall oversee and enforce the obligation  of Wells  Fargo,  SPS,  JPMorgan  and Ocwen to service  and  administer  the Wells  Fargo  Serviced
Mortgage Loans,  SPS Serviced  Mortgage Loans,  JPMorgan  Serviced  Mortgage Loans and Ocwen Serviced  Mortgage
Loans,  respectively,  in accordance  with the terms of this  Agreement and shall have full power and authority to do any and all things which it may deem  necessary or desirable  in  connection  with such master  servicing and  administration.  In  performing  its  obligations  hereunder,  the Master  Servicer  shall act in a manner consistent  with this  Agreement and with  customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master Servicer shall oversee and consult with the Servicers as necessary from  time-to-time  to carry out the  Master  Servicer's  obligations  hereunder,  shall  receive,  review  and evaluate all reports,  information  and other data  provided to the Master  Servicer by the Servicers and shall cause each  Servicer to perform and observe the  covenants,  obligations  and  conditions  to be  performed  or observed by such Servicer under this Agreement.

               With respect to any  Distribution  Date,  no later than the related Cash  Remittance  Date,  the
Master Servicer shall remit to the Trust  Administrator  for deposit in the  Certificate  Account the amount of the Compensating  Interest Payment for the Master Servicer,  with respect to the Wells Fargo Serviced  Mortgage
Loans, SPS Serviced  Mortgage Loans,  Ocwen Serviced  Mortgage Loans and JPMorgan  Serviced  Mortgage Loans and
the  Designated  Mortgage  Loans,  for the related  Prepayment  Period to the extent Wells Fargo,  SPS,  Ocwen,
JPMorgan or the related  Designated  Servicer  default in their obligation to make such  Compensating  Interest
Payment  pursuant to  Section 3.05.  The  aggregate of such deposits  shall be made from the Master  Servicer's own funds, without reimbursement therefor.

SECTION 3.04.  Trustee to Act as Master Servicer or Servicer.

               In the event that (A) the  Master  Servicer  shall for any  reason no longer be Master  Servicer hereunder or (B) any Servicer  shall for any reason no longer be a Servicer  hereunder and, with respect to any
Servicer,  the Master Servicer shall for any reason no longer be Master Servicer hereunder (including,  in each case,  by reason of an Event of  Default),  the  Trustee or its  successor  shall  thereupon  assume all of the rights and obligations of the Master Servicer or such Servicer  hereunder arising  thereafter  (except that the
Trustee shall not be (i) liable  for losses of the Master  Servicer or such Servicer  pursuant to  Section 3.09 hereof or any acts or omissions of the related  predecessor of the Master Servicer or such Servicer  hereunder,
(ii) obligated  to make  Advances if it is  prohibited  from doing so by  applicable  law,  (iii) obligated  to
effectuate  repurchases  or  substitutions  of  Mortgage  Loans  hereunder  including,   but  not  limited  to,
repurchases or  substitutions  of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made  any  representations  and  warranties  of the  Master  Servicer  or such  Servicer  hereunder).  Any such assumption shall be subject to Section 8.02  hereof.  Notwithstanding the foregoing,  if the Trustee has become the successor to the Master Servicer or a Servicer  hereunder,  the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act,  appoint,  or petition a court of competent  jurisdiction to appoint, any established  mortgage loan servicing  institution,  the appointment of which does not adversely  affect the then-current  rating of the  Certificates,  as the successor to the Master Servicer or a Servicer  hereunder in the assumption of all or any part of the  responsibilities,  duties or  liabilities  of the Master  Servicer or such  Servicer,  as  applicable,  provided  that such  successor to the Master  Servicer or such  Servicer,  as applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage  Loan made by the Master Servicer or such Servicer, as applicable.

               Each  Servicer  shall,  upon  request  of the Trust  Administrator,  but at the  expense of such
Servicer,  deliver to the assuming party all documents and records relating to each  Subservicing  Agreement or substitute  Subservicing  Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such
Servicer and an  accounting  of amounts  collected or held by it and  otherwise  use its best efforts to effect the orderly and efficient transfer of the Subservicing  Agreement or substitute  Subservicing  Agreement to the assuming party.

SECTION 3.05.  Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)     Continuously  from the date hereof  until the  principal  and interest on all  Non-Designated  Mortgage
Loans have been paid in full or such  Non-Designated  Mortgage  Loans have become  Liquidated  Mortgage  Loans, each Servicer shall proceed in accordance with Accepted  Servicing  Practices to collect all payments due under each of the  related  Non-Designated  Mortgage  Loans when the same shall  become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage  Guaranty  Insurance Policy and shall take special care with respect to the  Non-Designated  Mortgage  Loans for which a Servicer  collects escrow payments in ascertaining  and estimating  Escrow Payments and all other charges that will become due and payable with respect to the  Non-Designated  Mortgage Loans and the related  Mortgaged  Properties,  to the end that the  installments  payable by the related  Mortgagors  will be  sufficient to pay such charges as and when they become due and payable.  Consistent with the foregoing,  in connection with Non-Designated  Mortgage Loans which it is directly  servicing,  each Servicer may in its discretion  (i) waive any late payment charge or any prepayment  charge or penalty interest in connection with the prepayment of a Non-Designated  Mortgage Loan and
(ii) extend  the Due  Dates  for  payments  due on a  Mortgage  Note for a period  not  greater  than 180 days;
provided,  however, that no such Servicer can extend the maturity of any such Non-Designated Mortgage Loan past the date on which the final  payment is due on the latest  maturing  Mortgage  Loan as of the Cut-off  Date. In the event of any such  arrangement,  the related  Servicer  shall make  Advances on the related  Non-Designated
Mortgage Loans in accordance  with the  provisions of  Section 5.01  during the scheduled  period in accordance with  the  amortization  schedule  of such  Mortgage  Loan  without  modification  thereof  by  reason  of such arrangements.  No Servicer  shall be required to institute or join in litigation  with respect to collection of any payment  (whether  under a  Mortgage,  Mortgage  Note or  otherwise  or against any public or  governmental authority with respect to a taking or condemnation)  if it reasonably  believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)     Each Servicer shall  segregate and hold all funds collected and received  pursuant to a  Non-Designated
Mortgage  Loan  separate  and apart  from any of its own funds  and  general  assets  and shall  establish  and maintain one or more Collection Accounts,  in the form of time deposit or demand accounts,  titled "[Servicer's name],  in trust for the Holders of Adjustable  Rate Mortgage Trust 2005-11,  Adjustable  Rate  Mortgage-Backed
Pass-Through  Certificates,  Series  2005-11" or, if established and maintained by a Subservicer on behalf of a
Servicer,  "[Subservicer's  name], in trust for [Servicer's name]" or "[Subservicer's  name], as agent, trustee and/or bailee of principal and interest  custodial  account for [Servicer's  name], its successors and assigns, for various  owners of interest in [Servicer's  name]  mortgage-backed  pools.  In the event that a Subservicer employs a subservicer,  the Collection Account shall be titled "[name of Subservicer's  subservicer],  in trust for  [Subservicer's  name]." Each  Collection  Account  maintained by each  Servicer  (other than Wells Fargo), shall be an  Eligible  Account  acceptable  to the  Depositor  and the  Trust  Administrator.  Each  Collection
Account  maintained by Wells Fargo shall be an Eligible  Account.  Funds deposited in a Collection  Account may be drawn on by the related  Servicer in  accordance  with  Section 3.08.  Any funds  deposited  in a Collection
Account  shall either be invested in Eligible  Investments  or at all times be fully insured to the full extent permitted under applicable law.

(c)     Each Servicer  shall  deposit in the  applicable  Collection  Account on a daily basis (with respect to
Ocwen and SPS,  within two Business Days of receipt),  unless  otherwise  indicated,  and retain  therein,  the following  collections  remitted by  Subservicers  or payments  received by such  Servicer and payments made by such Servicer  subsequent  to the Cut-off Date,  other than payments of principal and interest due on or before the Cut-off Date:

(i)     all  payments on account of principal  on the related  Non-Designated  Mortgage  Loans,  including  all
        Principal Prepayments;

(ii)    all payments on account of interest on the related  Non-Designated  Mortgage  Loans adjusted to the per annum  rate  equal to the  Mortgage  Rate  reduced  by the sum of the  related  Expense  Fee  Rate,  as applicable;

(iii)   all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)    all Insurance  Proceeds on the related  Non-Designated  Mortgage Loans including amounts required to be deposited  pursuant to  Section 3.09  (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged  Property or released to the Mortgagor in accordance with
        Section 3.09);

(v)     all Advances made by such Servicer pursuant to Section 5.01;

(vi)    no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each  month, the  applicable  amount  of the  Compensating  Interest  Payment  for  such  Servicer  for the  related
        Prepayment  Period.  The  aggregate  of such  deposits  shall be made from such  Servicer's  own funds, without reimbursement therefor;

(vii)   any  amounts  required  to be  deposited  by such  Servicer  in  respect  of net  monthly  income  from
        REO Property related to any Non-Designated Mortgage Loan pursuant to Section 3.11;

(viii)  all Assigned Prepayment Premiums, if applicable; and

(ix)    any other amounts required to be deposited hereunder.

               The foregoing  requirements  for deposit into each  Collection  Account  shall be exclusive,  it being  understood  and agreed that,  without  limiting the  generality  of the  foregoing,  with respect to the
Non-Designated  Mortgage  Loans,  Ancillary  Income need not be deposited by such Servicer into such Collection
Account.  In addition,  notwithstanding  the  provisions  of this  Section 3.05,  each Servicer may deduct from amounts received by it, prior to deposit into the applicable  Collection Account,  any portion of any Scheduled
Payment  representing  (i) the applicable Servicing Fee and any other amounts owed to such Servicer pursuant to
Section 3.14 and  (ii) with  respect to each  Non-Designated  Mortgage  Loan covered by a Lender Paid  Mortgage
Guaranty  Insurance  Policy,  any amounts  required to effect  timely  payment of the premiums on such Mortgage
Guaranty  Insurance  Policy  pursuant to  Section 3.09(c).  In the event that a Servicer shall remit any amount not required to be remitted,  it may at any time  withdraw or direct the  institution  maintaining  the related
Collection Account to withdraw such amount from such Collection  Account,  any provision herein to the contrary notwithstanding.  Such  withdrawal or direction may be  accomplished  by delivering  written  notice thereof to the  Trustee or such other  institution  maintaining  such  Collection  Account  which  describes  the  amounts deposited in error in such Collection  Account.  Each Servicer shall maintain  adequate records with respect to all  withdrawals  made by it pursuant to this  Section.  All funds  deposited in a Collection  Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

(d)     On or prior to the Closing Date, the Trust  Administrator  shall  establish and maintain,  on behalf of the  Certificateholders,  the  Certificate  Account.  The Trust  Administrator  shall,  promptly  upon receipt, deposit in the Certificate Account and retain therein the following:

(i)     the  aggregate  amount  remitted  by each  Servicer  of  Non-Designated  Mortgage  Loans  to the  Trust
        Administrator  pursuant to  Section 3.08(a)(viii) and  (x) and the  aggregate  amount  remitted by each
        Designated  Servicer  to the  Master  Servicer  or Trust  Administrator  pursuant  to their  respective
        Designated Servicing Agreements, in each case including any Assigned Prepayment Premiums;

(ii)    any amount  deposited by the Trust  Administrator  pursuant to  Section 3.05(e) in  connection with any losses on Eligible Investments;

(iii)   all Compensating Interest Payments remitted by the Master Servicer to the Trust Administrator  pursuant to Section 3.03 and Section 3.22(b);

(iv)    all Advances  remitted by the Master Servicer to the Trust  Administrator  pursuant to Section 5.01 and
        Section 3.22(b); and

(v)     any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

               In the event that the Master Servicer or a Servicer shall remit to the Trust  Administrator  any amount not  required to be remitted,  the Master  Servicer or such  Servicer,  as  applicable,  may at any time direct the Trust  Administrator to withdraw such amount from the Certificate  Account,  any provision herein to the contrary  notwithstanding.  Such direction may be  accomplished  by delivering an Officer's  Certificate to the Trust  Administrator which describes the amounts deposited in error in the Certificate  Account.  All funds
deposited  in  the  Certificate   Account  shall  be  held  by  the  Trust   Administrator  in  trust  for  the
Certificateholders  until  disbursed  in  accordance  with this  Agreement  or  withdrawn  in  accordance  with
Section 3.08(b).  In no  event  shall  the  Trust  Administrator  incur  liability  for  withdrawals  from  the
Certificate Account at the direction of the Master Servicer or any Servicer.

(e)     Each  institution at which a Collection  Account or the Certificate  Account is maintained shall either hold such funds on deposit  uninvested  or shall invest the funds therein as directed in writing by the related
Servicer, the Trust Administrator or the Depositor,  respectively, in Eligible Investments,  which shall mature not later than (i) in the case of a Collection  Account,  the Cash  Remittance Date and (ii) in the case of the
Certificate  Account,  the Business Day immediately  preceding the  Distribution  Date, or on the  Distribution
Date, with respect to Eligible Investments  invested with an affiliate of the Trust  Administrator.  All income and gain net of any losses  realized  from any such  balances or investment of funds on deposit in a Collection
Account  shall be for the benefit of the related  Servicer as servicing  compensation  and shall be remitted to it monthly as provided  herein.  The amount of any  realized  losses in a  Collection  Account  incurred in any such account in respect of any such  investments  shall promptly be deposited by the related Servicer (from its own funds) in the  related  Collection  Account.  Neither  the  Trustee  nor the Trust  Administrator  shall be liable for the amount of any loss  incurred in respect of any  investment  or lack of  investment of funds held in a Collection  Account and made in accordance with this  Section 3.05.  All income and gain net of any losses realized from any such  investment of funds on deposit in the  Certificate  Account shall be for the benefit of the Trust  Administrator  as compensation  and shall be remitted to it monthly as provided  herein.  The amount of any  realized  losses in the  Certificate  Account  incurred  in any such  account  in  respect  of any such investments  shall  promptly be deposited by the Trust  Administrator  (from its own funds) in the  Certificate
Account.

(f)     Each Servicer,  other than Wells Fargo, shall give notice to the Trustee, the Trust Administrator,  the
Seller,  each  Rating  Agency,  and the  Depositor  of any  proposed  change  of the  location  of the  related
Collection  Account  prior to any change  thereof.  Wells  Fargo  shall  give  notice to the  Depositor  of any proposed  change of the  location of the related  Collection  Account  prior to any change  thereof  and,  upon receipt of such notice,  the Depositor shall give notice to the Trustee,  the Trust  Administrator,  the Seller
and each Rating Agency.  The Trust  Administrator  shall give notice to the Master  Servicer and each Servicer, the Seller,  each Rating  Agency,  the Trustee and the Depositor of any proposed  change of the location of the
Certificate Account prior to any change thereof.

SECTION 3.06.  Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts;
                                    Payments of Taxes, Insurance and Other Charges.

(a)     To the  extent  required  by the  related  Mortgage  Note and not  violative  of  applicable  law,  the applicable  Servicer shall  segregate and hold all funds  collected and received  pursuant to a  Non-Designated
Mortgage Loan  constituting  Escrow  Payments  separate and apart from any of its own funds and general  assets and shall establish and maintain one or more Escrow  Accounts,  in the form of time deposit or demand accounts, titled,  in the case of Servicers  other than SPS and Wells Fargo,  "Adjustable  Rate Mortgage  Trust  2005-11,
Adjustable  Rate  Mortgage-Backed  Pass  Through  Certificates,  Series  2005-11,"  in the case of Wells Fargo,
"Wells  Fargo  Bank,   N.A.,  as  Servicer  for  Adjustable  Rate  Mortgage  Trust  2005-11,   Adjustable  Rate
Mortgage-Backed  Pass Through  Certificates,  Series 2005-11," in the case of SPS, "Select Portfolio Servicing,
Inc., as Servicer for Adjustable  Rate Mortgage  Trust 2005-11,  Adjustable Rate  Mortgage-Backed  Pass Through
Certificates,  Series  2005-11," in the case of Ocwen,  "Ocwen Loan Servicing,  LLC, as Servicer for Adjustable
Rate Mortgage Trust 2005-11,  Adjustable Rate  Mortgage-Backed Pass Through  Certificates,  Series 2005-11," in
the case of JPMorgan,  "JPMorgan  Chase Bank,  N.A., as Servicer for  Adjustable  Rate Mortgage  Trust 2005-11,
Adjustable Rate Mortgage-Backed Pass Through  Certificates,  Series 2005-11," or, if established and maintained by a  Subservicer  on  behalf  of a  Servicer,  "[Subservicer's  name],  in trust  for  [Servicer's  name]"  or
"[Subservicer's  name],  as  agent,  trustee  and/or  bailee  of taxes  and  insurance  custodial  account  for
[Servicer's  name],  its successors and assigns,  for various owners of interest in [Servicer's  name] mortgage backed pools.  In the event that a  Subservicer  employs a  subservicer,  the Escrow  Accounts  shall be titled
"[name of Subservicer's  subservicer] in trust for [Subservicer's  name]. The Escrow Accounts shall be Eligible
Accounts.  Funds  deposited in the Escrow  Account may be drawn on by the related  Servicer in accordance  with
Section 3.06(d).

(b)     Each  Servicer  shall  deposit or cause to be  deposited  in its Escrow  Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)     all Escrow Payments collected on account of the related Non-Designated  Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)    all amounts  representing  Insurance  Proceeds which are to be applied to the  restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

(c)     Each  Servicer  shall make  withdrawals  from the Escrow  Account  only to effect such  payments as are required under this Agreement,  as set forth in Section 3.06(d).  Each Servicer shall be entitled to retain any interest  paid on funds  deposited in the related  Escrow  Account by the  depository  institution,  other than interest on escrowed  funds  required by law to be paid to the  Mortgagor.  To the extent  required by law, the applicable  Servicer  shall pay interest on escrowed  funds to the  Mortgagor  notwithstanding  that the Escrow
Account may be non interest bearing or that interest paid thereon is insufficient for such purposes.

(d)     Withdrawals  from the  Escrow  Account  or  Accounts  may be made or caused  to be made by the  related
Servicer only:

(i)     to effect  timely  payments of ground  rents,  taxes,  assessments,  water  rates,  mortgage  insurance premiums,  condominium  charges,  fire and hazard insurance premiums or other items constituting Escrow
        Payments for the related Mortgage;

(ii)    to reimburse  such  Servicer for any  Servicing  Advances  made by the such  Servicer with respect to a related  Non-Designated  Mortgage  Loan, but only from amounts  received on the related  Non-Designated
        Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)   to refund to any Mortgagor any funds found to be in excess of the amounts  required  under the terms of the related Non-Designated Mortgage Loan;

(iv)    for  transfer  to the  related  Collection  Account to reduce  the  principal  balance  of the  related
        Non-Designated Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)     for application to restore or repair of the Mortgaged  Property  related to a  Non-Designated  Mortgage
        Loan in accordance with  the procedures outlined in Section 3.09(e);

(vi)    to pay to the related  Servicer,  or any  Mortgagor  related to a  Non-Designated  Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account;

(vii)   to clear and terminate such Escrow Account on the termination of this Agreement; and

(viii)  to remove funds inadvertently placed in the Escrow account by the related Servicer.

(e)     With respect to each  Non-Designated  Mortgage Loan, the  applicable  Servicer shall maintain  accurate records  reflecting  the status of ground  rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage  Guaranty  Insurance Policy premiums,  and fire and hazard  insurance  coverage  and shall  obtain,  from time to time,  all bills for the payment of such  charges
(including  renewal  premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

SECTION 3.07.   Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans;
                                    Inspections.

(a)     The  Master  Servicer  and each  Servicer  shall  afford  the  Depositor,  the  Trustee  and the  Trust
Administrator  reasonable access to all records and documentation  regarding the Non-Designated  Mortgage Loans and all  accounts,  insurance  information  and other  matters  relating to this  Agreement,  such access being afforded  without  charge,  but only upon  reasonable  written  request and during normal business hours at the office  designated  by the Master  Servicer or such  Servicer.  In  addition,  each  Servicer  shall afford the
Master  Servicer  reasonable  access to all records and  documentation  regarding the  Non-Designated  Mortgage
Loans and all accounts,  insurance information and other matters relating to this Agreement,  such access being afforded  without  charge,  but only upon  reasonable  written  request and during normal business hours at the office  designated  by such  Servicer.  In  addition,  each  Servicer  shall  provide to the  Special  Servicer reasonable access to all records and documentation  regarding the Non-Designated  Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)     Each Servicer,  separately with respect to the  Non-Designated  Mortgage Loans each directly  services, shall inspect the related  Mortgaged  Properties as often as deemed  necessary by such Servicer in such party's sole discretion,  to assure itself that the value of such Mortgaged  Property is being preserved.  In addition, if any  Non-Designated  Mortgage Loan is more than 60 days  delinquent,  such Servicer,  as  applicable,  shall conduct  subsequent  inspections in accordance with Accepted  Servicing  Practices or as may be required by the primary  mortgage  guaranty  insurer.  Each  Servicer  shall keep a written or  electronic  report of each such inspection.

SECTION 3.08.  Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)     Each  Servicer  may from time to time make  withdrawals  from the  related  Collection  Account for the following purposes:

(i)     to pay to such  Servicer  (to the  extent not  previously  retained  by such  Servicer)  the  servicing compensation  to which  it is  entitled  pursuant  to  Section 3.14,  and to pay to such  Servicer,  as additional  servicing  compensation,  earnings  on or  investment  income  with  respect to funds in or credited  to such  Collection  Account,  and with  respect  to Wells  Fargo,  to pay (to the extent not previously  retained  by Wells  Fargo) any REO  Disposition  Fee to which it is  entitled  pursuant  to
        Section 3.11(e);

(ii)    to reimburse such Servicer for unreimbursed  Advances made by it, such right of reimbursement  pursuant to this subclause  (ii) being  limited to amounts  received on the  Non-Designated  Mortgage Loan(s) in respect of which any such Advance was made (including without limitation,  late recoveries of payments,
        Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii)   to reimburse  such  Servicer for any  Nonrecoverable  Advance  previously  made or any amount  expended pursuant to Section 3.11(a);

(iv)    to  reimburse  such  Servicer  for (A)  unreimbursed  Servicing  Advances or such  Servicer's  right to reimbursement  pursuant  to this  clause (A) with  respect to any  Non-Designated  Mortgage  Loan being limited to amounts  received on such  Non-Designated  Mortgage  Loan which  represent  late payments of principal and/or interest (including,  without limitation,  Liquidation Proceeds and Insurance Proceeds with  respect to such  Mortgage  Loan)  respecting  which any such  advance was made and (B) for unpaid
        Servicing Fees as provided in Section 3.11 hereof;

(v)     to pay to the  purchaser,  with respect to each  Non-Designated  Mortgage Loan or property  acquired in respect thereof that has been purchased  pursuant to  Section 2.02,  2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)    to make any payments required to be made pursuant to Section 2.07(g);

(vii)   to reimburse  the Seller,  such  Servicer or the  Depositor  for  expenses  incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

(viii)  to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(ix)    with respect to the  Non-Designated  Mortgage Loans, on the Cash Remittance Date, to withdraw an amount equal to the portion of (a) with  respect to the Mortgage  Loans in Loan Group 1,  Loan  Group 2,  Loan
        Group 3 and Loan Group 4, the Available  Distribution Amount and (b) with respect to the Mortgage Loans in Loan  Group 5,  the  Interest  Remittance  Amount  and  Principal  Remittance  Amount,  in each case applicable  to the  Mortgage  Loans  serviced by such  Servicer,  who will remit the  aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

(x)     with respect to each Non-Designated  Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance
        Policy,  to effect timely payment of the related premiums on such Mortgage  Guaranty  Insurance Policy, as  applicable,  pursuant to  Section 3.09(c),  to the extent not  deducted by such  Servicer  prior to deposit into the applicable Collection Account pursuant to Section 3.05(c);

(xi)    on or prior to 4:00 p.m. New York time on the Cash  Remittance Date preceding each  Distribution  Date, each applicable  Servicer shall withdraw an amount equal to the sum of all Assigned Prepayment Premiums received  during the related  Prepayment  Period  applicable  to the  Mortgage  Loans  serviced by such
        Servicer, and remit such amount to the Trust Administrator for deposit in the Certificate Account; and

(xii)   to clear and  terminate  such  Collection  Account  upon  termination  of this  Agreement  pursuant  to
        Section 11.01 hereof.

               Each Servicer shall keep and maintain separate accounting,  on a Non-Designated Mortgage Loan by
Mortgage  Loan  basis,  for the purpose of  justifying  any  withdrawal  from the  related  Collection  Account pursuant  to such  subclauses  (i),  (ii),  (iv) and  (v).  Prior to making any  withdrawal  from a  Collection
Account pursuant to subclause (iii) for  reimbursement of a Nonrecoverable  Advance, the related Servicer shall deliver to the Trust  Administrator a certificate of a Servicing Officer  indicating the amount of any previous
Advance or Servicing  Advance  determined by such Servicer to be a  Nonrecoverable  Advance and identifying the related  Non-Designated  Mortgage Loans(s),  and their respective portions of such  Nonrecoverable  Advance. In connection with the payment of a Purchase Price, if a Servicer is not required to remit  unreimbursed  Advances and Servicing  Advances as specified in the  definition  of Purchase  Price,  such Servicer  shall be deemed to have been reimbursed for such amount.

(b)     The Trust  Administrator  shall  withdraw  funds from the  Certificate  Account  for  distributions  to
Certificateholders,  in the manner  specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold  pursuant to  Section 2.07).  In addition,  the Trust
Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)     to pay to itself any investment income earned for the related  Distribution  Date, and to pay to itself or the  Master  Servicer  any  other  amounts  to  which  it or the  Master  Servicer  is  entitled  to reimbursement or payment under the terms of this Agreement;

(ii)    to withdraw and return to the Master Servicer or the applicable  Servicer for deposit to the applicable
        Collection  Account any amount  deposited in the  Certificate  Account and not required to be deposited therein; and

(iii)   to clear  and  terminate  the  Certificate  Account  upon  termination  of the  Agreement  pursuant  to
        Section 11.01 hereof.

SECTION 3.09.  Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance
                                    Policy; Claims; Restoration of Mortgaged Property.

(a)     Each  Servicer  shall cause to be  maintained  for each  related  Non-Designated  Mortgage  Loan hazard insurance such that all buildings  upon the related  Mortgaged  Property are insured by a generally  acceptable insurer rated  either:  "V" or better in the current  Best's Key Rating Guide  ("Best's") or acceptable to FNMA or FHLMC  against loss by fire,  hazards of extended  coverage and such other  hazards as are  customary in the area where the related  Mortgaged  Property is located,  in an amount  which is at least equal to the lesser of
(i) the replacement value of the improvements  securing such Non-Designated  Mortgage Loan and (ii) the greater of (A) the outstanding  principal balance of such Non-Designated  Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the  Mortgagor  and/or the mortgagee  from becoming a co insurer.

               If upon  origination of the  Non-Designated  Mortgage Loan, the related  Mortgaged  Property was located in an area  identified in the Federal  Register by the Federal  Emergency  Management  Agency as having special flood hazards (and such flood insurance has been made  available),  the related  Servicer shall cause a flood insurance  policy to be maintained with respect to such  Non-Designated  Mortgage Loan. Such policy shall meet the requirements of the current  guidelines of the Federal  Insurance  Administration  and be in an amount representing  coverage equal to the lesser of (i) the minimum amount required,  under the terms of coverage, to compensate  for any  damage  or loss on a  replacement  cost  basis (or the  unpaid  principal  balance  of the mortgage if replacement  cost coverage is not available for the type of building  insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

               If a Mortgage  related to a  Non-Designated  Mortgage Loan is secured by a unit in a condominium project,  the related Servicer shall verify that the coverage  required of the owner's  association,  including hazard,  flood,  liability,  and fidelity coverage,  is being maintained in accordance with the requirements of the related Servicer for mortgage loans that it services on its own account.

               Each  Servicer  shall  cause  to  be  maintained  on  each  Mortgaged   Property  related  to  a
Non-Designated  Mortgage Loan such other  additional  special hazard  insurance as may be required  pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall require such  additional insurance,  or pursuant to the requirements of any Mortgage  Guaranty  Insurance  Policy insurer,  or as may be required to conform with  Accepted  Servicing  Practices to the extent  permitted  by the  Mortgage  Note,  the
Mortgage or applicable  law provided that the related  Servicer  shall not be required to bear the cost of such insurance.

               All  policies  required  hereunder  shall name the  related  Servicer as loss payee and shall be endorsed  with  standard or union  mortgagee  clauses,  without  contribution,  which  shall  provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

               Each Servicer shall not interfere with the  Mortgagor's  freedom of choice at the origination of such Non-Designated  Mortgage Loan in selecting either his insurance carrier or agent, provided,  however, that such Servicer shall not accept any such insurance  policies from insurance  companies unless such companies are rated:  B:III or better in  Best's or  acceptable  to FNMA or FHLMC  and are  licensed  to do  business  in the jurisdiction  in which the  Mortgaged  Property is located.  The related  Servicer  shall  determine  that such policies  provide  sufficient  risk coverage and amounts,  that they insure the property  owner,  and that they properly describe the property address.

               Pursuant to  Section 3.05,  any amounts  collected by a Servicer under any such policies  (other than amounts to be  deposited in the related  Escrow  Account and applied to the  restoration  or repair of the related Mortgaged Property,  or property acquired in liquidation of the Non-Designated  Mortgage Loan, or to be released to the Mortgagor,  in accordance with such Servicer's normal servicing  procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

               Any cost incurred by a Servicer in maintaining  any such insurance shall not, for the purpose of calculating  monthly  distributions to the  Certificateholders  or remittances to the Trust  Administrator  for their benefit,  be added to the principal balance of the  Non-Designated  Mortgage Loan,  notwithstanding  that the terms of the  Non-Designated  Mortgage Loan so permit.  Such costs shall constitute a Servicing Advance and will  be  reimbursable  to  the  related  Servicer  to the  extent  permitted  by  Section 3.08  hereof.  It is understood  and agreed that no  earthquake  or other  additional  insurance is to be required of any  Mortgagor related to a Non-Designated  Mortgage Loan or maintained on property  acquired in respect of a Mortgage related to a  Non-Designated  Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)     In the event that a  Servicer  shall  obtain and  maintain a blanket  policy  insuring  against  losses arising from fire and hazards  covered under extended  coverage on all of the related  Non-Designated  Mortgage
Loans,  then, to the extent such policy provides  coverage in an amount equal to the amount  required  pursuant
to  Section 3.09(a) and   otherwise  complies  with  all  other  requirements  of  Section 3.09(a),   it  shall
conclusively  be  deemed  to have  satisfied  its  obligations  as set forth in  Section 3.09(a).  Any  amounts collected by a Servicer  under any such policy  relating to a  Non-Designated  Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal  pursuant to  Section 3.08(a).  Such policy may contain a  deductible  clause,  in which case,  in the event that there shall not have been  maintained  on the related
Mortgaged Property a policy complying with  Section 3.09(a),  and there shall have been a loss which would have been covered by such policy,  the related Servicer shall deposit in the related  Collection Account at the time of such loss the amount not  otherwise  payable under the blanket  policy  because of such  deductible  clause, such amount to be deposited from such Servicer's funds,  without  reimbursement  therefor.  Upon request of the
Trust  Administrator,  a Servicer shall cause to be delivered to the Trust  Administrator a certified true copy of such policy and a statement  from the insurer  thereunder  that such policy shall in no event be  terminated or materially  modified  without 30 days' prior written notice to the Trust  Administrator.  In connection with its activities as Servicer of the related  Non-Designated  Mortgage Loans, such Servicer agrees to present,  on behalf of itself,  the  Depositor,  and the Trust  Administrator  for the  benefit  of the  Certificateholders, claims under any such blanket policy.

(c)     With respect to each  Non-Designated  Mortgage Loan with a  Loan-to-Value  Ratio in excess of 80% which the Seller  represented  to be covered by a Mortgage  Guaranty  Insurance  Policy as of the Cut-off  Date,  the
related  Servicer  shall,  without  any cost to the  Depositor  or Trust  Administrator,  maintain or cause the
Mortgagor to maintain in full force and effect a Mortgage  Guaranty  Insurance  Policy insuring that portion of the  Non-Designated  Mortgage  Loan in excess of 75% of value,  and shall pay or shall cause the  Mortgagor  to pay, the premium  thereon on a timely basis,  until the  loan-to-value  ratio of such  Non-Designated  Mortgage
Loan is reduced  to 80%,  based on either  (i) a  current  appraisal  of the  Mortgaged  Property  or  (ii) the appraisal of the Mortgaged  Property obtained at the time the Non-Designated  Mortgage Loan was originated.  In the event that such Mortgage  Guaranty  Insurance Policy shall be terminated prior to the  loan-to-value  ratio of such  Non-Designated  Mortgage  Loan being  reduced to 80%, the related  Servicer  shall obtain from another
Qualified Insurer a comparable  replacement  policy,  with a total coverage equal to the remaining  coverage of such terminated  Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer,  the related  Servicer  shall  determine  whether  recoveries  under the  Mortgage  Guaranty  Insurance  Policy  are jeopardized  for reasons  related to the financial  condition of such insurer,  it being  understood  that such
Servicer shall in no event have any  responsibility  or liability for any failure to recover under the Mortgage
Guaranty  Insurance  Policy  for such  reason.  If the  related  Servicer  determines  that  recoveries  are so jeopardized,  it shall  notify  the  Mortgagor,  if  required,  and obtain  from  another  Qualified  Insurer a replacement  insurance  policy.  The  related  Servicer  shall  not take  any  action  which  would  result  in noncoverage under any applicable  Mortgage Guaranty  Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder.  In connection with any assumption or substitution  agreement entered into or to be entered into pursuant to  Section 3.10,  each Servicer shall promptly  notify the insurer under the related Mortgage  Guaranty  Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage  Guaranty  Insurance  Policy and shall take all actions which may be required by such  insurer as a condition  to the  continuation  of  coverage  under such  Mortgage  Guaranty
Insurance  Policy,  provided that such  required  actions are in compliance  with all  applicable  law. If such
Mortgage  Guaranty  Insurance Policy is terminated as a result of such assumption or substitution of liability, the related  Servicer  shall  obtain a  replacement  Mortgage  Guaranty  Insurance  Policy as  provided  above;
provided  that under  applicable  law and the terms of the related  Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

               With respect to each  Non-Designated  Mortgage Loan covered by a Lender Paid  Mortgage  Guaranty
Insurance  Policy,  the  applicable  Servicer  shall effect  timely  payment of the  premiums on such  Mortgage
Guaranty  Insurance  Policy from amounts on deposit in the  Collection  Account,  or deducted by such  Servicer prior to deposit  into the  applicable  Collection  Account  pursuant to  Section 3.05(c) with  respect to such
Non-Designated  Mortgage  Loan. If amounts on deposit in the Collection  Account,  or deducted by such Servicer prior to deposit  into the  applicable  Collection  Account  pursuant to  Section 3.05(c) with  respect to such
Non-Designated  Mortgage  Loan are not  sufficient  to pay the  premiums on such  Mortgage  Guaranty  Insurance
Policy,  the  applicable  Servicer  shall  effect  timely  payment of such  premiums,  and such costs  shall be recoverable  by such  Servicer  from the related  Liquidation  Proceeds  or  otherwise  as a Servicing  Advance pursuant  to  Section 3.08(a).  With  respect  to each  Non-Designated  Mortgage  Loan  covered  by a  Mortgage
Guaranty  Insurance  Policy  that is not a Lender Paid  Mortgage  Guaranty  Insurance  Policy,  the  applicable
Servicer  shall effect timely  payment of the premiums on such Mortgage  Guaranty  Insurance  Policy,  and such costs not otherwise  recoverable  from the  Mortgagor  shall be  recoverable  by such Servicer from the related
Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

(d)     In connection  with its activities as servicer,  each Servicer shall prepare and present,  on behalf of itself, the Depositor,  the Trust, the Trustee, the Trust Administrator and the  Certificateholders,  claims to the insurer  under any Mortgage  Guaranty  Insurance  Policy  related to a  Non-Designated  Mortgage  Loan in a timely fashion in accordance  with the terms of such Mortgage  Guaranty  Insurance  Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage  Guaranty  Insurance
Policy respecting defaulted  Non-Designated Mortgage Loans. Pursuant to Section 3.05,  any amounts collected by a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related  Collection  Account, subject to withdrawal pursuant to Section 3.08.

(e)     With respect to any  Non-Designated  Mortgage  Loan,  each Servicer need not obtain the approval of the
Trustee or the Trust  Administrator  prior to releasing any Insurance  Proceeds to the related  Mortgagor to be applied to the  restoration or repair of the related  Mortgaged  Property if such release is in accordance with
Accepted  Servicing  Practices.  At a minimum,  each  Servicer  shall comply with the  following  conditions in connection with any such release of Insurance Proceeds:

(i)     such  Servicer  shall  receive  satisfactory  independent  verification  of  completion  of repairs and issuance of any required approvals with respect thereto;

(ii)    such  Servicer  shall take all steps  necessary to preserve  the priority of the lien of the  Mortgage, including, but not limited to requiring waivers with respect to mechanics' and materialmen's liens; and

(iii)   pending repairs or restoration,  such Servicer shall place the Insurance Proceeds in the related Escrow
        Account.

(f)     With respect to any Non-Designated  Mortgage Loan, if the Trust Administrator is named as an additional loss payee,  the related  Servicer is hereby  empowered  to endorse any loss draft  issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10.  Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)     With respect to any  Non-Designated  Mortgage Loan, each Servicer shall use its best efforts to enforce any  "due-on-sale"  provision  contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the  Mortgaged  Property  has been or is about to be sold whether by absolute  conveyance  or by contract of sale, and whether or not the Mortgagor  remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged  Property has been conveyed by the Mortgagor,  the related  Servicer  shall, to the extent it has knowledge of such conveyance,  exercise its rights to accelerate the maturity of such  Non-Designated  Mortgage
Loan under the  "due-on-sale"  clause  applicable  thereto,  provided,  however,  that such Servicer  shall not exercise  such rights if  prohibited  by law from doing so or if the  exercise of such rights  would  impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

(b)     With respect to any Non-Designated  Mortgage Loan, if a Servicer reasonably believes it is unable under applicable  law to enforce such  "due-on-sale"  clause,  such Servicer  shall enter into (i) an  assumption and modification  agreement with the person to whom such property has been conveyed,  pursuant to which such person becomes liable under the Mortgage Note and the original  Mortgagor  remains liable thereon or (ii) in the event such Servicer is unable under  applicable  law to require that the original  Mortgagor  remain liable under the
Mortgage Note, a substitution of liability  agreement with the purchaser of the Mortgaged  Property pursuant to which the  original  Mortgagor is released  from  liability  and the  purchaser  of the  Mortgaged  Property is substituted  as  Mortgagor  and becomes  liable under the  Mortgage  Note.  Notwithstanding  the  foregoing,  a
Servicer  shall not be deemed to be in default  under this  Section by  reason of any  transfer  or  assumption which such Servicer  reasonably  believes it is restricted by law from preventing,  for any reason  whatsoever.
In connection with any such assumption,  no material term of the Mortgage Note,  including without  limitation, the Mortgage  Rate borne by the related  Mortgage  Note,  the term of the  Non-Designated  Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

(c)     To the extent that any  Non-Designated  Mortgage Loan is assumable,  the related Servicer shall inquire diligently into the  creditworthiness of the proposed transferee,  and shall use the underwriting  criteria for approving the credit of the proposed  transferee  which are used by FNMA with respect to underwriting  mortgage loans of the same type as the  Non-Designated  Mortgage  Loans.  If the credit of the proposed  transferee does not meet such  underwriting  criteria,  the related Servicer  diligently  shall, to the extent permitted by the
Mortgage or the Mortgage Note and by applicable  law,  accelerate the maturity of the  Non-Designated  Mortgage
Loan.

(d)     With  respect to any  Non-Designated  Mortgage  Loan,  subject to each  Servicer's  duty to enforce any due-on-sale  clause to the extent set forth in this  Section 3.10,  in any case in which the related  Mortgaged
Property  has  been  conveyed  to a Person  by the  related  Mortgagor,  and such  Person  is to enter  into an assumption  agreement or  modification  agreement or  supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee,  or if an instrument of release  signed by the Trustee is required  releasing the
Mortgagor  from  liability on the  Non-Designated  Mortgage  Loan,  such Servicer  shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature  and shall direct,  in writing,  the Trustee to execute the  assumption  agreement  with the Person to whom the  Mortgaged  Property is to be conveyed and such modification  agreement or supplement to the Mortgage Note or Mortgage or other  instruments  as are reasonable or  necessary  to carry out the  terms of the  Mortgage  Note or  Mortgage  or  otherwise  to  comply  with any applicable laws regarding  assumptions or the transfer of the Mortgaged  Property to such Person. In connection with any such  assumption,  no  material  term of the  Mortgage  Note may be changed.  Together  with each such substitution,  assumption or other  agreement or  instrument  delivered to the Trustee for execution by it, the related  Servicer  shall  deliver an  Officer's  Certificate  signed by a Servicing  Officer  stating  that the requirements of this subsection have been met in connection  therewith.  The related  Servicer shall notify the
Trustee and the Trust  Administrator  that any such substitution or assumption  agreement has been completed by forwarding to the Trustee and the Trust  Administrator  a copy of such  substitution  or assumption  agreement, and shall  forward the original to the Custodian  which shall be added to the related  Mortgage File and shall, for all purposes,  be  considered a part of such  Mortgage  File to the same extent as all other  documents and instruments  constituting  a part  thereof.  Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

SECTION 3.11.  Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)     Each  Servicer  shall use  reasonable  efforts to foreclose  upon or otherwise  comparably  convert the ownership of properties  securing such of the related  Non-Designated  Mortgage Loans as come into and continue in default and as to which no  satisfactory  arrangements  can be made for  collection of delinquent  payments.
In connection  with such  foreclosure  or other  conversion,  each Servicer  shall take such action as (i) such
Servicer  would take under  similar  circumstances  with  respect to a similar  mortgage  loan held for its own account for investment,  (ii) shall be consistent with Accepted Servicing Practices,  (iii) such Servicer shall determine  consistently  with  Accepted  Servicing  Practices  to be in the  best  interest  of the  Trust  and
Certificateholders,  and (iv) is  consistent with the requirements of the insurer under any Required  Insurance
Policy;  provided,  however,  that such  Servicer  shall not be required to expend its own funds in  connection with any  foreclosure  or towards the  restoration  of any property  unless it shall  determine  (i) that  such restoration  and/or  foreclosure  will  increase  the  proceeds of  liquidation  of the related  Non-Designated
Mortgage Loan after  reimbursement  to itself of such expenses and (ii) that  such expenses will be recoverable
to  it   through   Liquidation   Proceeds.   Any   funds   expended   by  any   Servicer   pursuant   to   this
Section 3.11(a) shall be reimbursable in full pursuant to  Section 3.08(a)(iii).  The related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings;  provided,  however,  that it shall be entitled  to  reimbursement  thereof  from the  Liquidation  Proceeds  with  respect to the related
Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

               With  respect to any  Non-Designated  Mortgage  Loan,  notwithstanding  anything to the contrary contained in this  Agreement,  in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related  Servicer  has  reasonable  cause to believe  that the related  Mortgaged  Property is contaminated by hazardous or toxic substances or wastes, or if the Trust Administrator  otherwise requests,  an environmental  inspection or review of such  Mortgaged  Property  conducted by a qualified  inspector  shall be arranged for by such Servicer.  Upon completion of the inspection,  the related Servicer shall promptly provide the Trust Administrator with a written report of environmental inspection.

               In the event the  environmental  inspection  report  indicates  that the  Mortgaged  Property is contaminated  by  hazardous  or toxic  substances  or wastes,  the  related  Servicer  shall not  proceed  with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated  costs of the  environmental  clean up, as estimated in the  environmental  inspection  report,  together with the Servicing  Advances and Advances made by such Servicer and the estimated  costs of  foreclosure  or acceptance of a deed in lieu of  foreclosure exceeds  the  estimated  value of the  Mortgaged  Property.  If  however,  the  aggregate  of such clean up and foreclosure  costs,  Advances  and  Servicing  Advances  are less than or equal to the  estimated  value of the
Mortgaged  Property,  then the related Servicer may, in its reasonable judgment and in accordance with Accepted
Servicing  Practices,  choose to proceed with  foreclosure or acceptance of a deed in lieu of  foreclosure  and such Servicer shall be reimbursed for all reasonable  costs  associated with such  foreclosure or acceptance of a deed in lieu of foreclosure and any related  environmental  clean up costs,  as applicable,  from the related
Liquidation  Proceeds,  or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer,  such
Servicer  shall be  entitled  to be  reimbursed  from  amounts in the related  Collection  Account  pursuant to
Section 3.08(a) hereof.  In the event the related  Servicer does not proceed with  foreclosure or acceptance of a deed in lieu of  foreclosure  pursuant  to the first  sentence  of this  paragraph,  such  Servicer  shall be reimbursed  for all Advances and Servicing  Advances made with respect to the related  Mortgaged  Property from the related  Collection  Account  pursuant to  Section 3.08(a) hereof,  and such Servicer shall have no further obligation to service such Non-Designated Mortgage Loan under the provisions of this Agreement.

(b)     With respect to any REO Property related to a Non-Designated  Mortgage Loan, the deed or certificate of sale  shall,  subject  to  applicable  laws,  be  taken  in the  name of the  Trustee  for the  benefit  of the
Certificateholders,  or its nominee,  on behalf of the  Certificateholders.  The Trustee's name shall be placed on the title to such  REO Property  solely as the Trustee  hereunder and not in its  individual  capacity.  The related  Servicer shall ensure that the title to such  REO Property  references  this Agreement and the Trustee capacity  hereunder.  Pursuant  to its  efforts  to sell  such  REO Property,  the  related  Servicer  shall in accordance with Accepted Servicing  Practices manage,  conserve,  protect and operate each REO Property for the purpose of its prompt  disposition and sale. The related  Servicer,  either itself or through an agent selected by such  Servicer,  shall manage,  conserve,  protect and operate the  REO Property  in the same manner that it manages,  conserves,  protects  and operates  other  foreclosed  property for its own account,  and in the same manner that similar  property in the same locality as the  REO Property is managed.  Upon request,  the related
Servicer  shall  furnish to the Trust  Administrator  on or before  each  Distribution  Date a  statement  with respect to any REO Property  covering the operation of such  REO Property  for the previous  calendar month and such Servicer's  efforts in connection with the sale of such  REO Property and any rental of such  REO Property incidental to the sale thereof for the previous  calendar  month.  That statement  shall be accompanied by such other  information as the Trust  Administrator  shall  reasonably  request and which is necessary to enable the
Trust  Administrator  to comply  with the  reporting  requirements  of the REMIC  Provisions.  The net  monthly rental income, if any, from such  REO Property  shall be deposited in the related  Collection  Account no later than the close of business on each  Determination  Date.  The related  Servicer shall perform the tax reporting and  withholding  required  by  Sections  1445  and  6050J  of  the  Code  with  respect  to  foreclosures  and abandonments,  the tax reporting  required by Section 6050H of the Code with respect to the receipt of mortgage interest from  individuals  and any tax  reporting  required by  Section 6050P  of the Code with respect to the cancellation of indebtedness by certain financial  entities,  by preparing such tax and information  returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing.

               To the extent  consistent with Accepted  Servicing  Practices,  the related  Servicer shall also maintain  on each  REO Property  related  to a  Non-Designated  Mortgage  Loan fire and hazard  insurance  with extended  coverage  in an  amount  which  is  equal  to  the  outstanding  principal  balance  of  the  related
Non-Designated  Mortgage  Loan (as reduced by any amount  applied as a reduction  of  principal  at the time of acquisition  of the  REO Property),  liability  insurance and, to the extent  required and available  under the
Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)     In the event that the Trust  Fund  acquires  any  Mortgaged  Property  as  aforesaid  or  otherwise  in connection  with a default or imminent  default on a Mortgage Loan, the related  Servicer shall dispose of such
Mortgaged  Property  prior to three years after the end of the calendar  year of its  acquisition  by the Trust
Fund unless  (i) the  Trustee and the Trust  Administrator  shall have been supplied with an Opinion of Counsel to the effect that the  holding by the Trust Fund of such  Mortgaged  Property  subsequent  to such  three-year period will not result in the  imposition  of taxes on  "prohibited  transactions"  of any REMIC  hereunder  as defined  in  section  860F of the Code or cause any REMIC  hereunder  to fail to qualify as a REMIC at any time that any  Certificates  are  outstanding,  in which case the Trust  Fund may  continue  to hold such  Mortgaged
Property  (subject to any  conditions  contained  in such Opinion of Counsel) or (ii) the  applicable  Servicer shall have applied for,  prior to the expiration of such  three-year  period,  an extension of such  three-year period in the manner contemplated by  Section 856(e)(3)  of the Code, in which case the three-year period shall be extended by the applicable  extension  period.  Notwithstanding  any other provision of this  Agreement,  no
Mortgaged  Property  acquired  by the Trust  Fund  shall be rented (or  allowed  to  continue  to be rented) or otherwise  used for the  production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would  (i) cause such Mortgaged  Property to fail to qualify as  "foreclosure  property"  within the meaning of section  860G(a)(8) of the Code or  (ii) subject  any REMIC  hereunder to the  imposition of any
federal,   state  or  local  income  taxes  on  the  income   earned  from  such   Mortgaged   Property   under
Section 860G(c) of  the Code or  otherwise,  unless  the  related  Servicer  has agreed to  indemnify  and hold harmless the Trust Fund with respect to the imposition of any such taxes.

               In the event of a  default  on a  Mortgage  Loan one or more of whose  obligors  is not a United
States Person, as that term is defined in  Section 7701(a)(30)  of the Code, in connection with any foreclosure or  acquisition of a deed in lieu of foreclosure  (together,  "foreclosure")  in respect of such Mortgage Loan, the related  Servicer will cause compliance with the provisions of Treasury  Regulation  Section 1.1445-2(d)(3)
(or any successor  thereto)  necessary to assure that no withholding tax obligation  arises with respect to the proceeds of such  foreclosure  except to the extent,  if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)     The decision of a Servicer to foreclose on a defaulted  Non-Designated  Mortgage  Loan shall be subject to a determination by such Servicer that the proceeds of such  foreclosure  would exceed the costs and expenses of  bringing  such a  proceeding.  The  income  earned  from  the  management  of any  REO  Properties,  net of reimbursement  to such  Servicer for expenses  incurred  (including  any property or other taxes) in connection with such management and net of applicable  accrued and unpaid  Servicing Fees, and  unreimbursed  Advances and
Servicing  Advances,  shall be applied to the payment of  principal  of and  interest on the related  defaulted
Non-Designated  Mortgage Loans (with interest accruing as though such Non-Designated  Mortgage Loans were still current) and all such income shall be deemed,  for all  purposes in this  Agreement,  to be payments on account of principal  and interest on the related  Mortgage  Notes and shall be deposited  into the related  Collection
Account.  To the  extent  the net  income  received  during  any  calendar  month is in  excess  of the  amount attributable  to  amortizing  principal  and  accrued  interest  at the  related  Mortgage  Rate on the related
Non-Designated  Mortgage  Loan for such  calendar  month,  such  excess  shall be  considered  to be a  partial prepayment of principal of the related Non-Designated Mortgage Loan.

(e)     The proceeds  from any  liquidation  of a  Non-Designated  Mortgage  Loan, as well as any income from a related  REO Property,  will be applied in the  following  order of priority:  first,  to reimburse the related
Servicer for any related  unreimbursed  Servicing Advances and Servicing Fees, and with respect to Wells Fargo, any  REO  Disposition  Fees  related  to such  Mortgage  Loan;  second,  to  reimburse  such  Servicer  for any unreimbursed Advances;  third, to reimburse the related Collection Account for any Nonrecoverable  Advances (or
portions  thereof)  that were  previously  withdrawn  by such  Servicer  pursuant to  Section 3.08(a)(iii) that related to such  Non-Designated  Mortgage  Loan;  fourth,  to accrued  and  unpaid  interest  (to the extent no
Advance has been made for such amount or any such Advance has been reimbursed) on the  Non-Designated  Mortgage
Loan or related  REO Property,  at the per annum rate equal to the related Mortgage Rate reduced by the related
Servicing Fee Rate,  and any primary  mortgage  guaranty  insurance fee rate,  if  applicable,  to the Due Date occurring  in the month in which such  amounts are  required  to be  distributed;  and fifth,  as a recovery of principal of the Mortgage Loan.  Excess  proceeds,  if any, from the liquidation of a Liquidated  Mortgage Loan
("Excess  Proceeds")  that is a  Non-Designated  Mortgage  Loan will be  retained  by the  related  Servicer as additional servicing compensation pursuant to Section 3.14.

(f)     With respect to any Mortgage Loan related to the Group 1,  Group 2, Group 3 or Group 4 Certificates,  a
Servicer of such Mortgage  Loans may (but is not obligated to) enter into a special  servicing  agreement  with an unaffiliated  Holder of a 100% Percentage  Interest of the most junior outstanding  Class C-B  Certificates.
Any such  agreement  may contain  provisions  whereby  such  Holder may  (i) instruct  the related  Servicer to commence or delay  foreclosure  proceedings  with respect to such Mortgage  Loans that are  delinquent and will contain  provisions  for the deposit of cash with such  Servicer by such  Holder  that would be  available  for distribution  to  Certificateholders  if  Liquidation  Proceeds are less than they  otherwise may have been had such Servicer  acted in  accordance  with its normal  procedures,  (ii) purchase  such Mortgage  Loans that are delinquent from the Trust Fund  immediately  prior to the  commencement  of foreclosure  proceedings at a price equal  to  the  Purchase  Price,  and/or  (iii) assume  all of  the  servicing  rights  and  obligations  (as a
Subservicer  on behalf of the related  Servicer)  with respect to such  Mortgage  Loans that are  delinquent so long as (A) such  Holder  meets the  requirements  for a  Subservicer  set forth in  Section 3.02(a),  (B) such
Holder  has a  current  special  servicing  ranking  of at least  "Average"  from  S&P,  (C) such  Holder  will subservice  such Mortgage Loans in accordance with this  Agreement,  (D) the related  Servicer has the right to transfer such servicing rights without the payment of any compensation to a Subservicer.

               With  respect to any  Mortgage  Loan  related to the  Group 5  Certificates,  a Servicer of such
Mortgage  Loans may (but is not obligated to) enter into a special  servicing  agreement  with an  unaffiliated
Holder  of a  100%  Percentage  Interest  of  the  Class 5-X  Certificates.  Any  such  agreement  may  contain provisions  whereby  such  Holder may  (i) instruct  the related  Servicer  to  commence  or delay  foreclosure proceedings  with  respect to such  Mortgage  Loans that are  delinquent  and will contain  provisions  for the
deposit  of  cash  with  such   Servicer  by  such  Holder  that  would  be  available  for   distribution   to
Certificateholders  if Liquidation  Proceeds are less than they otherwise may have been had such Servicer acted in accordance  with its normal  procedures,  (ii) purchase  such Mortgage  Loans that are  delinquent  from the
Trust Fund immediately  prior to the  commencement of foreclosure  proceedings at a price equal to the Purchase
Price,  and/or  (iii) assume  all of the servicing  rights and  obligations  (as a Subservicer on behalf of the related  Servicer)  with respect to such  Mortgage  Loans that are  delinquent  so long as such Holder (A) such
Holder meets the  requirements  for a Subservicer set forth in  Section 3.02(a),  (B) such Holder has a current special  servicing  ranking of at least "Average" from S&P, (C) such Holder will subservice such Mortgage Loans in accordance with this  Agreement,  (D) the related  Servicer has the right to transfer such servicing  rights without the payment of any compensation to a Subservicer.

(g)     The Special  Servicer,  at its option,  may (but is not  obligated  to)  purchase  from the Trust Fund,
(a) any  Mortgage  Loan that is  delinquent  in payment 90 or more days or (b) any  related  Mortgage Loan with respect  to which  there has been  initiated  legal  action or other  proceedings  for the  foreclosure  of the related Mortgaged  Property either  judicially or  non-judicially,  in each case,  provided that the applicable
Servicer has the right to transfer the related  servicing  rights without the payment of any  compensation to a
Subservicer.  In the event that the Special Servicer  exercises such option,  the Purchase Price therefor shall be deposited  in the related  Collection  Account and upon such deposit of the Purchase  Price and receipt of a
Request for Release in the form of Exhibit K  hereto,  the Custodian  shall  release the related  Mortgage File held for the benefit of the  Certificateholders  to the Special  Servicer,  and the Trustee  shall  execute and deliver at the  Special  Servicer's  direction  such  instruments  of transfer  or  assignment  prepared by the
Special Servicer,  in each case without  recourse,  as shall be necessary to transfer title from the Trustee to the Special  Servicer.  The applicable  Servicer shall be entitled to  reimbursement  from the Special Servicer for all expenses  incurred by it in connection  with the transfer of any Mortgage Loan to the Special  Servicer pursuant to this Section 3.11(g).

SECTION 3.12.  Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

               Upon the payment in full of any Non-Designated  Mortgage Loan, or the receipt by a Servicer of a notification  that payment in full will be escrowed in a manner  customary  for such  purposes,  such  Servicer will  immediately  notify the  Custodian  by  delivering,  or causing to be  delivered a "Request  for Release"
substantially  in the form of  Exhibit K.  Upon  receipt of such  request,  the  Custodian  shall  within three
Business  Days release the related  Mortgage File to the related  Servicer,  and the Trustee shall within three
Business Days of such  Servicer's  direction  execute and deliver to such Servicer the deed of  reconveyance or release or  satisfaction  of  mortgage  or such  instrument  releasing  the lien of the  Mortgage  in each case provided  by such  Servicer,  and the  Custodian  shall  deliver the  Mortgage  Note with  written  evidence of cancellation  thereon.  Expenses  incurred  in  connection  with  any  instrument  of  satisfaction  or deed of reconveyance  shall be chargeable to the related  Mortgagor.  From time to time and as shall be appropriate for the servicing or  foreclosure  of any  Non-Designated  Mortgage  Loan,  including for such purpose,  collection under any policy of flood insurance,  any fidelity bond or errors or omissions  policy,  or for the purposes of effecting  a partial  release of any  Mortgaged  Property  from the lien of the  Mortgage  or the making of any corrections to the Mortgage Note or the Mortgage or any of the other  documents  included in the Mortgage File, the Custodian  within three  Business Days of delivery to the Custodian of a Request for Release in the form of
Exhibit K  signed by a Servicing  Officer,  release the Mortgage File to the related  Servicer.  Subject to the further  limitations  set forth  below,  the related  Servicer  shall cause the  Mortgage  File or documents so released to be returned to the  Custodian  on its  behalf,  when the need  therefor by such  Servicer no longer exists,  unless the  Non-Designated  Mortgage Loan is liquidated and the proceeds  thereof are deposited in the related  Collection  Account,  in which case such  Servicer  shall  deliver to the Trustee,  or the Custodian a
Request  for  Release  in the  form  of  Exhibit K,  signed  by a  Servicing  Officer.  Each  Servicer  is also authorized to cause the removal from the  registration  on the MERS® System of such Mortgage and to execute and deliver,  on behalf of the  Trustee  and the  Certificateholders  or any of them,  any and all  instruments  of satisfaction  or  cancellation  or of partial or full  release,  including  an  assignment  of such loan to the
Trustee.

               If a  Servicer  at any time  seeks to  initiate  a  foreclosure  proceeding  in  respect  of any
Mortgaged  Property  related to a Non-Designated  Mortgage Loan as authorized by this Agreement,  such Servicer shall deliver or cause to be delivered to the Trustee,  for signature,  as  appropriate,  any court  pleadings, requests for trustee's sale or other  documents  necessary to effectuate  such  foreclosure or any legal action brought  to  obtain  judgment  against  the  Mortgagor  on the  Mortgage  Note or the  Mortgage  or to obtain a deficiency  judgment or to enforce any other  remedies or rights  provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13.  Documents, Records and Funds in Possession of a Servicer to be Held for the Trust.

               Notwithstanding  any other  provisions of this  Agreement,  each Servicer  shall transmit to the
Custodian,  as  required  by this  Agreement  all  documents  and  instruments  in respect of a  Non-Designated
Mortgage  Loan coming into the  possession  of the related  Servicer from time to time required to be delivered to the Trustee,  or the  Custodian on its behalf,  pursuant to the terms hereof and shall  account fully to the
Trust  Administrator  for any funds received by such Servicer or which otherwise are collected by such Servicer as  Liquidation  Proceeds or Insurance  Proceeds in respect of any  Non-Designated  Mortgage Loan. All Mortgage
Files and funds  collected  or held by, or under the control  of, a Servicer  in respect of any  Non-Designated
Mortgage Loans,  whether from the collection of principal and interest  payments or from Liquidation  Proceeds, including  but not  limited  to, any funds on deposit in a  Collection  Account,  shall be held by the  related
Servicer  for and on behalf of the Trust,  the Trustee or the Trust  Administrator  and shall be and remain the sole and  exclusive  property  of the Trust,  subject to the  applicable  provisions  of this  Agreement.  Each
Servicer  also  agrees  that it shall not  create,  incur or subject  any  Mortgage  File or any funds that are deposited in the related Collection  Account,  Certificate  Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trust,  the Trustee or the Trust  Administrator  for the
benefit of the Certificateholders,  to any claim, lien, security interest,  judgment,  levy, writ of attachment or other  encumbrance,  or  assert by legal  action or  otherwise  any  claim or right of  setoff  against  any
Mortgage  File or any funds  collected on, or in  connection  with, a  Non-Designated  Mortgage  Loan,  except, however,  that such  Servicer  shall be  entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14.  Servicing Fee; Indemnification of Master Servicer.

(a)     As  compensation  for its services  hereunder,  each  Servicer  shall be entitled to withdraw  from the applicable  Collection  Account or to retain from  interest  payments on the  related  Non-Designated  Mortgage
Loans,  the amount of its Servicing  Fee, for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing Fee, as applicable,  payable by such Servicer pursuant to Section 3.05(c)(vi).  The Servicing Fee for each  Servicer is limited to, and payable  solely from,  the interest  portion of such  Scheduled  Payments collected by such Servicer or as otherwise  provided in  Section 3.08(a).  In connection  with the servicing of any Special  Serviced  Mortgage  Loan,  the Special  Servicer  shall receive the Servicing Fee for such Special
Serviced  Mortgage Loan as its  compensation  and Ancillary  Income with respect to Special  Serviced  Mortgage
Loans.

(b)     With respect to each Non-Designated  Mortgage Loan,  additional  servicing  compensation in the form of
Ancillary  Income  and  Excess  Proceeds  shall be  retained  by the  related  Servicer,  additional  servicing compensation in the form of Payoff  Interest not required to make payments in respect of Compensating  Interest
Payments  shall be retained by SPS and additional  servicing  compensation  in the form of Prepayment  Interest
Excess  shall be retained by Ocwen.  Each  Servicer  shall be  required to pay all  expenses  incurred by it in connection  with its  servicing  activities  hereunder  (including  the  payment of any  expenses  incurred  in connection  with any  Subservicing  Agreement  entered  into  pursuant to  Section 3.02  and the payment of any premiums for insurance  required pursuant to Section 3.18)  and shall not be entitled to reimbursement  thereof except as specifically provided for in this Agreement.

(c)     The Master Servicer shall be compensated by the Trust  Administrator as separately  agreed.  The Master
Servicer and any director,  officer,  employee or agent of the Master  Servicer  shall be  indemnified by DLJMC
(or if DLJMC  shall fail to do so, by the Trust)  and held  harmless  against  any loss,  liability  or expense
(including  reasonable  attorney's  fees and expenses)  incurred in  connection  with any claim or legal action relating to (a) this  Agreement,  (b) the  Certificates or (c) the  performance of any of the Master Servicer's duties  hereunder,  other than any loss,  liability or expense incurred by reason of willful  misfeasance,  bad faith or negligence in the performance of any of the Master  Servicer's  duties hereunder or incurred by reason of any action of the Master  Servicer  taken at the  direction of the  Certificateholders;  provided,  however, that the sum of (x) such  indemnity  amounts payable by DLJMC or the Trust to the Master  Servicer  pursuant to this  Section 3.14(c) and  (y) the indemnity  amounts payable by DLJMC or the Trust to the Trust  Administrator pursuant  to  Section 10.05,  shall not exceed  $200,000  per year;  provided,  further,  that any  amounts not payable by DLJMC or the Trust to the Master  Servicer due to the  preceding  proviso  shall be payable by DLJMC
(or if DLJMC  fails to do so, by the Trust) in any  succeeding  year,  subject to the  aggregate  $200,000  per annum  limitation  imposed by the preceding  proviso.  Such  indemnity  shall survive the  termination  of this
Agreement or the resignation or removal of the Master Servicer hereunder.

SECTION 3.15.  Access to Certain Documentation.
               The Master  Servicer and each  Servicer  shall provide to the OTS and the FDIC and to comparable regulatory  authorities  supervising  Holders of  Subordinate  Certificates  and the examiners and  supervisory agents of the OTS,  the FDIC and such other  authorities,  access to the  documentation  regarding  the related
Non-Designated  Mortgage  Loans required by applicable  regulations of the OTS and the FDIC.  Such access shall be afforded  without  charge,  but only upon  reasonable and prior written  request and during normal  business hours at the offices designated by the Master Servicer or such Servicer.  Nothing in this  Section shall  limit the obligation of the Master Servicer or any Servicer to observe any applicable law  prohibiting  disclosure of information  regarding  the  Mortgagors  and the  failure of the Master  Servicer  or such  Servicer to provide access as  provided  in this  Section as  a result of such  obligation  shall not  constitute  a breach of this
Section.  Nothing in this  Section 3.15  shall require the Master Servicer or any Servicer to collect,  create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16.  Annual Statement as to Compliance.

               Not later than the earlier of (a) March 15 of each  calendar  year (other than the calendar year during  which the Closing Date occurs) or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  15 calendar  days before the date on which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission  (or, in each case,  if such day is not a Business Day, the  immediately  preceding  Business  Day), each  Servicer  shall  deliver  to the Master  Servicer  an  Officer's  Certificate  stating,  as to the signer thereof,  that (i) a review of the  activities of such Servicer  during the preceding  calendar year and of the performance of such Servicer under this Agreement has been made under such officer's  supervision,  and (ii) to the best of such officer's  knowledge,  based on such review,  such Servicer has fulfilled all its  obligations under this  Agreement in all material  respects  throughout  such year,  or, if there has been a default in the fulfillment of any such  obligation in any material  respect,  specifying  each such material  default known to such  officer  and the nature and status  thereof  and the action  being  taken by such  Servicer  to cure such material  default.  Upon each receipt of such  Officer's  Certificate  from any Servicer,  the Master  Servicer shall  promptly  deliver a copy of such  Officer's  Certificate  to the  Depositor,  the Rating  Agencies,  the
Trustee and the Trust Administrator.

               Not later than the earlier of (a) March 15 of each  calendar  year (other than the calendar year during  which the Closing Date occurs) or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  15 calendar  days before the date on which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission (or, in each case, if such day is not a Business Day, the immediately  preceding  Business Day), the
Master Servicer shall deliver to the Depositor,  the Rating Agencies,  the Trustee and the Trust  Administrator
an Officer's  Certificate stating, as to the signer thereof,  that (i) a review of the activities of the Master
Servicer  during  the  preceding  calendar  year and of the  performance  of the  Master  Servicer  under  this
Agreement has been made under such officer's  supervision,  and (ii) to the best of such  officer's  knowledge, based on such review,  the Master  Servicer  has  fulfilled  all its  obligations  under this  Agreement in all material  respects  throughout  such  year,  or,  if there has been a default  in the  fulfillment  of any such obligation  in any  material  respect,  specifying  each such  material  default  known to such officer and the nature and status thereof and the action being taken by the Master Servicer to cure such material default.

SECTION 3.17.  Annual Independent Public Accountants' Servicing Statement; Financial Statements.

               Not later than the earlier of (a) March 15 of each  calendar  year (other than the calendar year during  which the Closing Date occurs) or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission  (or if such day is not a  Business  Day,  the  immediately  preceding  Business  Day),  the  Master
Servicer  at its  expense  shall  cause a  nationally  or  regionally  recognized  firm of  independent  public accountants  (who may also render other  services to the Master  Servicer or any affiliate  thereof) which is a member  of the  American  Institute  of  Certified  Public  Accountants  to  furnish a  statement  to the Trust
Administrator and the Depositor, in the form of Exhibit V-1.

               Not later than the earlier of (a) March 15 of each  calendar  year (other than the calendar year during  which the Closing Date occurs) or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission  (or if such day is not a Business  Day, the  immediately  preceding  Business  Day),  each Servicer
(other than Wells Fargo) at its expense shall cause a nationally or regionally  recognized  firm of independent public  accountants (who may also render other services to such Servicer,  the Seller or any affiliate thereof)
which is a member of the  American  Institute  of Certified  Public  Accountants  to furnish a statement to the
Trust  Administrator,  the Master Servicer and the Depositor,  to the effect that with respect to each Servicer
(other than Wells Fargo),  such firm has examined  certain  documents and records  relating to the servicing of mortgage  loans which such  Servicer is  servicing  which may  include  the related  Mortgage  Loans or similar mortgage loans,  and that, on the basis of such  examination,  conducted  substantially  in compliance with the
Uniform Single  Attestation  Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved
Mortgagees  and Loan  Correspondent  Programs,  nothing has come to their  attention  which would indicate that such  servicing has not been conducted in compliance  with Accepted  Servicing  Practices,  except for (a) such exceptions as such firm shall believe to be  immaterial,  and (b) such  other  exceptions as shall be set forth in such  statement.  In  addition  each  Servicer  shall  disclose  to such firm all  significant  deficiencies relating to such Servicer's  compliance with the minimum  servicing  standards set forth in this Agreement.  In rendering such statement,  such firm may rely, as to matters  relating to direct servicing of mortgage loans by
Subservicers,  upon  comparable  statements for  examinations  conducted  substantially  in compliance with the
Uniform Single  Attestation  Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved
Mortgagees and Loan  Correspondent  Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

               Not later than the earlier of (a) March 15 of each  calendar  year (other than the calendar year during  which the Closing Date occurs) or (b) with  respect to any calendar  year during which the  Depositor's annual  report on Form 10-K is  required  to be filed in  accordance  with the  Exchange  Act and the rules and regulations  of the  Commission,  15 calendar days before each date on which the  Depositor's  annual report on
Form 10-K is required to be filed in  accordance  with the  Exchange Act and the rules and  regulations  of the
Commission (or if such day is not a Business Day, the  immediately  preceding  Business Day),  Wells Fargo,  at its expense,  shall cause a nationally or regionally  recognized firm of independent  public  accountants  (who may also render other  services to Wells Fargo,  the Seller or any affiliate  thereof) which is a member of the
American Institute of Certified Public  Accountants to furnish a statement to the Depositor,  and the Depositor shall send copies of such statement to each of the Trust  Administrator and the Master Servicer,  to the effect that such firm has examined  certain  documents and records  relating to the servicing of mortgage  loans which
Wells Fargo is servicing,  which may include the related  Mortgage Loans or similar  mortgage loans,  and that, on the basis of such  examination,  conducted  substantially in compliance with the Uniform Single  Attestation
Program  for  Mortgage  Bankers or the Audit  Guide for HUD  Approved  Title II  Approved  Mortgagees  and Loan
Correspondent  Programs,  nothing has come to their  attention which would indicate that such servicing has not been conducted in compliance with Accepted  Servicing  Practices,  except for (a) such  exceptions as such firm shall believe to be  immaterial,  and (b) such  other  exceptions as shall be set forth in such  statement.  In addition,  Wells  Fargo shall  disclose to such firm all  significant  deficiencies  relating to Wells  Fargo's compliance  with the minimum  servicing  standards set forth in this  Agreement.  In rendering such  statement, such firm may rely,  as to matters  relating  to direct  servicing  of  mortgage  loans by  Subservicers,  upon comparable  statements  for  examinations  conducted  substantially  in  compliance  with  the  Uniform  Single
Attestation  Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved  Mortgagees and
Loan  Correspondent  Programs  (rendered within one year of such statement) of independent  public  accountants with respect to the related Subservicer.

               Copies of such statements shall be provided by the Trust Administrator to any  Certificateholder
upon request at the Master Servicer's or the related Servicer's  expense,  provided such statement is delivered by the Master Servicer or such Servicer to the Trust Administrator.

SECTION 3.18.  Maintenance of Fidelity Bond and Errors and Omissions Insurance.

               Each Servicer shall maintain with responsible companies,  at its own expense, a blanket Fidelity
Bond and an Errors and Omissions  Insurance  Policy,  with broad  coverage on all officers,  employees or other persons acting in any capacity requiring such persons to handle funds,  money,  documents or papers relating to the related Mortgage Loans ("Servicer  Employees").  Any such Fidelity Bond and Errors and Omissions  Insurance
Policy shall be in the form of the  Mortgage  Banker's  Blanket  Bond and shall  protect and insure the related
Servicer against losses,  including forgery,  theft,  embezzlement,  fraud,  errors and omissions and negligent acts of such  Servicer  Employees.  Such Fidelity  Bond and Errors and  Omissions  Insurance  Policy also shall protect and insure each Servicer  against losses in connection  with the release or  satisfaction  of a related
Mortgage Loan without having obtained  payment in full of the  indebtedness  secured  thereby.  No provision of this  Section 3.18  requiring  such Fidelity Bond and Errors and Omissions  Insurance  Policy shall diminish or relieve a  Servicer  from its duties and  obligations  as set forth in this  Agreement.  The  minimum  coverage under any such bond and  insurance  policy  shall be at least equal to the  corresponding  amounts  required by
FNMA,  unless the related  Servicer  has obtained a waiver of such  requirement.  Upon the request of the Trust
Administrator,  the related  Servicer shall cause to be delivered to the Trust  Administrator  a certificate of insurance  of the insurer  and the surety  including  a  statement  from the surety and the  insurer  that such fidelity bond and insurance  policy shall in no event be  terminated  or materially  modified  without 30 days'
prior written notice to the Trust Administrator.

               The Master Servicer shall maintain  insurance in such amounts generally  acceptable for entities serving as master servicer.

SECTION 3.19.  Special Serviced Mortgage Loans.

               If directed by the Special Servicer and solely at the Special  Servicer's  option, a Servicer (a
"Transferring  Servicer")  shall  transfer  the  servicing of any Mortgage  Loan  serviced by the  Transferring
Servicer  which is 90 days or more  delinquent  (determined  as of the close of business of the last day of the month  preceding  the related  Data  Remittance  Date) to the Special  Servicer.  The  Special  Servicer  shall thereupon assume all of the rights and obligations of the Transferring  Servicer  hereunder arising  thereafter and the  Transferring  Servicer  shall have no further  rights or  obligations  hereunder  with respect to such
Mortgage  Loan  (except  that the  Special  Servicer  shall not be  (i) liable  for losses of the  Transferring
Servicer pursuant to Section 3.09  hereof or for any acts or omissions of the Transferring  Servicer  hereunder prior to the servicing  transfer date,  (ii) obligated  to effectuate  repurchases or substitutions of Mortgage
Loans  hereunder  including,  but not limited to,  repurchases or  substitutions  of Mortgage Loans pursuant to
Section 2.02  or 2.03 hereof,  (iii) deemed to have made any  representations  and warranties of a Transferring
Servicer  hereunder or (iv) be subject to any other agreement not executed by the Special  Servicer).  Upon the transfer of the servicing of any such  Mortgage Loan to the Special  Servicer,  the Special  Servicer  shall be entitled to the related Servicing Fee and other  compensation  accruing after the servicing  transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

               In connection  with the transfer of the servicing of any Mortgage Loan to the Special  Servicer, the  Transferring  Servicer,  at the Special  Servicer's  expense,  shall  deliver to the Special  Servicer all documents  and records  relating to such Mortgage  Loans and an  accounting of amounts  collected or held by it and  otherwise  use its best  efforts to effect the orderly and  efficient  transfer  of the  servicing  to the
Special  Servicer.  On the servicing  transfer date,  the Special  Servicer  shall  reimburse the  Transferring
Servicer for all unreimbursed Advances,  Servicing Advances and Servicing Fees, as applicable,  relating to the
Mortgage  Loans for which the  servicing is being  transferred.  The Special  Servicer  shall be entitled to be reimbursed  pursuant to Section 3.08 or otherwise  pursuant to this Agreement for all such Advances,  Servicing
Advances and Servicing Fees, as applicable,  paid by the Transferring  Servicer pursuant to this  Section 3.19.
In addition,  the Special  Servicer shall notify the Master Servicer of such transfer and the effective date of such transfer,  and amend the Mortgage Loan Schedule to reflect that such Mortgage  Loans are Special  Serviced
Mortgage Loans.

SECTION 3.20.  Indemnification of Servicers and Master Servicer.

               Each  Servicer  agrees to indemnify and hold the Master  Servicer  harmless from and against any and all losses, claims,  expenses,  costs or liabilities (including attorneys fees and court costs) incurred by the  Master  Servicer  as a result of or in  connection  with the  failure  by such  Servicer  to  perform  the obligations or responsibilities imposed upon or undertaken by such Servicer under this Agreement.

               The Master  Servicer  agrees to indemnify and hold each  Servicer  harmless from and against any and all losses, claims,  expenses,  costs or liabilities (including attorneys fees and court costs) incurred by such  Servicer  as a result of or in  connection  with the  failure  by the  Master  Servicer  to  perform  the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

SECTION 3.21.  Notification of Adjustments.

               With respect to each Mortgage Loan,  the related  Servicer shall adjust the Mortgage Rate on the related  Adjustment  Date in compliance with the  requirements  of applicable law and the related  Mortgage and
Mortgage Note.  The related  Servicer  shall execute and deliver any and all necessary  notices  required under applicable  law and  the  terms  of the  related  Mortgage  Note  and  Mortgage  regarding  the  Mortgage  Rate
adjustments.   Upon  the  discovery  by  the  related  Servicer  or  the  receipt  of  notice  from  the  Trust
Administrator  that such  Servicer  has failed to adjust a Mortgage  Rate in  accordance  with the terms of the related Mortgage Note, such Servicer shall  immediately  deposit in the Certificate  Account from its own funds the amount of any interest loss or deferral caused the Trust Administrator thereby.

SECTION 3.22.  Designated Mortgage Loans.

(a)     For and on behalf of the  Certificateholders,  the  Master  Servicer  shall  oversee  and  enforce  the obligation of each  Designated  Servicer to service and  administer  the related  Designated  Mortgage Loans in accordance  with the  terms of the  related  Designated  Servicing  Agreement  and shall  have  full  power and authority to do any and all things which it may deem  necessary  or  desirable in  connection  with such master servicing and  administration.  In performing its  obligations  hereunder,  the Master  Servicer shall act in a manner  consistent with this Agreement and with customary and usual  standards of practice of prudent  mortgage loan master  servicers.  Furthermore,  the Master  Servicer  shall  oversee and  consult  with each  Designated
Servicer as necessary from time-to-time to carry out the Master  Servicer's  obligations  hereunder,  and shall receive,  review and evaluate all reports,  information  and other data provided to the Master Servicer by each
Designated Servicer.

               The Master Servicer shall terminate the rights and obligations of any Designated  Servicer under the related  Designated  Servicing  Agreement,  upon the failure of such Designated  Servicer to perform any of its obligations  under such  Designated  Servicing  Agreement,  which failure results in an event of default as provided in Section 8.01 of the IndyMac Underlying  Servicing  Agreement,  with respect to IndyMac, as provided in  Section 9.01  of the GMAC  Mortgage  Underlying  Servicing  Agreement,  with respect to GMAC  Mortgage,  as provided in Section 14 of the Countrywide  Underlying  Servicing  Agreement,  with respect to  Countrywide,  as provided in  Section 8.01  of the  EverBank  Underlying  Servicing  Agreement,  with respect to EverBank and as provided in Section 8.01 of the First Horizon  Underlying  Servicing  Agreement  with respect to First Horizon.
In the event a Designated  Servicer is  terminated  pursuant to the  preceding  sentence,  the Master  Servicer shall notify the  Depositor  and the Trust  Administrator  and shall either  (a) select  and engage a successor servicer of the related  Mortgage  Loans or (b) act as successor  servicer of the related  Mortgage  Loans.  In either case, the Designated  Mortgage Loans related to such  Designated  Servicing  Agreement shall be serviced by the successor to such Designated Servicer pursuant to the servicing  provisions of this Agreement,  and such
Designated  Mortgage Loans shall be deemed as "Non-Designated  Mortgage Loans" under this Agreement;  provided, however,  it is understood  and  acknowledged  by the parties  hereto that there will be a period of transition
(not to exceed 90 days)  before the actual  servicing  functions  can be fully  transferred  to such  successor
Designated  Servicer.  Such  enforcement,  including,  without  limitation,  the legal  prosecution  of claims, termination of Designated  Servicing  Agreements  and the pursuit of other  appropriate  remedies,  shall be in such  form and  carried  out to such an extent  and at such  time as the  Master  Servicer,  in its good  faith business  judgment,  would require were it the owner of the related  Mortgage Loans.  The Master Servicer shall pay the costs of such  enforcement at its own expense,  provided that the Master Servicer shall not be required to prosecute  or defend any legal  action  except to the extent that the Master  Servicer  shall have  received reasonable indemnity for its costs and expenses in pursuing such action.

               To the extent that the costs and expenses of the Master  Servicer  related to any termination of a Designated  Servicer,  appointment  of a successor  Designated  Servicer or the transfer  and  assumption  of servicing by the Master  Servicer  with  respect to any  Designated  Servicing  Agreement  (including,  without limitation,  (i) all  legal costs and expenses and all due  diligence  costs and  expenses  associated  with an evaluation of the  potential  termination  of a Designated  Servicer as a result of an event of default by such
Designated  Servicer  and (ii) all  costs and expenses  associated  with the  complete  transfer of  servicing, including all servicing  files and all servicing data and the  completion,  correction or  manipulation of such servicing  data as may be required by the successor  servicer to correct any errors or  insufficiencies  in the servicing data or otherwise to enable the successor  servicer to service the Mortgage Loans in accordance  with this Agreement) are not fully reimbursed by the terminated  Designated  Servicer,  the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

(b)     Each month,  if a  Designated  Servicer  fails to make a required  Advance by the date such  Advance is required to be made under the related  Designated  Servicing  Agreement,  the Master Servicer shall on the Cash
Remittance Date deposit in the amount of any required Advance in the Certificate Account.

(c)     Each  month,  the Master  Servicer  shall  make  Compensating  Interest  Payments  with  respect to the
Designated Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.23.  Assigned Prepayment Premiums.

               Notwithstanding  anything  in this  Agreement  to the  contrary,  in the  event  of a  Principal
Prepayment,  the applicable  Servicer may not waive any Assigned Prepayment Premium or portion thereof required by the terms of the related  Mortgage Note unless  (i) the  related  Mortgage Loan is in default or foreseeable default and such waiver  (a) is  standard and  customary in servicing  mortgage  loans  similar to the Mortgage
Loans and (b) would,  in the reasonable  judgment of such Servicer,  maximize recovery of total proceeds taking into  account the value of such  Assigned  Prepayment  Premium  and the related  Mortgage  Loan,  (ii) (A)  the enforceability thereof is limited (1) by bankruptcy,  insolvency,  moratorium,  receivership,  or other similar law relating to creditors'  rights  generally or (2) due to  acceleration  in connection  with a foreclosure or other  involuntary  payment,  or (B) the  enforceability  is otherwise limited or prohibited by applicable law,
(iii) the  enforceability  would be  considered  "predatory"  pursuant  to  written  guidelines  issued  by any applicable  federal,  state or local authority having  jurisdiction over such matters, or (iv) such Servicer is unable to locate  documentation  sufficient  to allow it to confirm the  existence  and amount of such Assigned
Prepayment Premium after using  commercially  reasonable  efforts to locate such  documentation,  which efforts shall  include,  but are not limited  to,  seeking  such  documentation  from the  Depositor,  the Seller,  the
Custodian and from its own records or files.  For the  avoidance of doubt,  the  applicable  Servicer may waive an Assigned  Prepayment  Premium in connection with a short sale or short payoff on a defaulted  Mortgage Loan.
If an  applicable  Servicer  has  waived all or a portion  of an  Assigned  Prepayment  Premium  relating  to a
Principal  Prepayment,  other than as provided above, such Servicer shall deliver to the Trust Administrator no later than the next  succeeding Cash  Remittance  Date, for deposit into the Certificate  Account the amount of such Assigned  Prepayment  Premium (or such portion thereof as had been waived) for  distribution in accordance with the  terms of this  Agreement  and if such  Servicer  fails  to  deliver  such  amount,  any of the  Trust
Administrator,  the Master Servicer,  the Trustee or the Seller may enforce such  obligation.  If such Servicer has  waived  all or a  portion  of an  Assigned  Prepayment  Premium  for any  reason,  it shall  include  such information in any monthly reports it provides,  and such Servicer if other than Wells Fargo Bank,  N.A., shall notify the Trust  Administrator,  the Seller,  the Master Servicer and the Trustee of such waiver,  and if such
Servicer is Wells Fargo Bank, N.A., Wells Fargo Bank, N.A. shall notify the Trust  Administrator  and the Trust
Administrator   shall  forward  any  such  notice  to  the  Seller,   the  Master  Servicer  and  the  Trustee.
Notwithstanding  any provision in this Agreement to the contrary,  in the event the Assigned Prepayment Premium payable  under the  terms of the  related  Mortgage  Note is less than the  amount of the  Assigned  Prepayment
Premium set forth in the Mortgage  Loan  Schedule or other  information  provided to the  applicable  Servicer, such  Servicer  shall not have any  liability  or  obligation  with  respect  to such  difference.  The  Master
Servicer  shall not have any  responsibility  for verifying  the accuracy of the amount of Assigned  Prepayment
Premiums remitted by the Servicers.

               Notwithstanding  anything  in  this  Agreement  to the  contrary,  the  Trustee  and  the  Trust
Administrator  shall  have no  obligation  to collect  Prepayment  Premiums  from any  Servicer  or  Designated
Servicer other than Wells Fargo,  in its capacity as a Servicer (or any of its successors and assigns),  or SPS
(or any of its successors and assigns).

                                                   ARTICLE IV

                                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01.  Priorities of Distribution.

               (I)    (A)    On  each  Distribution  Date,  with  respect  to the  Group 1,  Group 2,  Group 3,
Group 4 and Class C-B  Certificates,  the Trust  Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)     with respect to the Group 1  Certificates,  from the  Available  Distribution  Amount  relating to Loan
        Group 1:

(i)     first, concurrently,  to the Group 1 Certificates, an amount allocable to interest equal to the related
               Interest  Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)    second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 1 remaining after  giving  effect  to the  distributions  pursuant  to  Section 4.01(I)(A)(a)(i) above,  the
               Group 1 Senior Principal Distribution Amount, as principal, sequentially, as follows:

(A)     first, to the Class AR and Class AR-L Certificates,  pro rata based on their respective Class Principal
                      Balances  immediately  prior to such  Distribution  Date,  until their  respective  Class
                      Principal Balances have been reduced to zero; and

(B)     second,  the Group 1 Senior Principal  Distribution  Amount for that  Distribution Date remaining after making the payments  specified in clause (A) above,  to the  Class 1-A-1  and Class 1-A-2
                      Certificates,  pro rata based on their  respective Class Principal  Balances  immediately prior to such  Distribution  Date, until their  respective Class Principal  Balances have been reduced to zero;

(b)     with respect to the Group 2 Certificates,  and from the Available  Distribution Amount relating to Loan
        Group 2:

(i)     first, concurrently,  to the Group 2 Certificates, an amount allocable to interest equal to the related
               Interest  Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)    second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 2 remaining after  giving  effect  to the  distributions  pursuant  to  Section 4.01(I)(A)(b)(i) above,  the
               Group 2 Senior Principal Distribution Amount concurrently as follows:

(A)     33.4016698773%  of  the  Group  2  Senior  Principal   Distribution   Amount,   sequentially,   to  the
                      Class 2-A-1-1,  Class 2-A-2  and  Class 2-A-3  Certificates,  in that order, in each case until its Class Principal Balance has been reduced to zero;

(B)     18.0929035781%  of  the  Group  2  Senior  Principal   Distribution   Amount,   sequentially,   to  the
                      Class 2-A-1-2,  Class 2-A-2  and  Class 2-A-3  Certificates,  in that order, in each case until its Class Principal Balance has been reduced to zero; and

(C)     48.5054265446% of the Group 2 Senior Principal Distribution Amount, sequentially,  to the Class 2-A-4-1 and  Class 2-A-4-2  Certificates,  in that order,  in each case until its Class Principal
                      Balance has been reduced to zero.

(c)     with respect to the Group 3 Certificates,  and from the Available  Distribution Amount relating to Loan
        Group 3:

(i)     first,  to the Group 3  Certificates,  an amount  allocable to interest  equal to the related  Interest
               Distribution Amount for such Distribution Date; and

(ii)    second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 3 remaining after  giving  effect  to the  distributions  pursuant  to  Section 4.01(I)(A)(c)(i) above,  the
               Group 3 Senior Principal  Distribution  Amount, as principal,  to the Class 3-A-1  Certificates, until its  Class Principal Balance has been reduced to zero.

(d)     with respect to the Group 4 Certificates,  and from the Available  Distribution Amount relating to Loan
        Group 4:

(i)     first, concurrently,  to the Group 4 Certificates, an amount allocable to interest equal to the related
               Interest  Distribution Amount for such Distribution Date, any shortfall being allocated pro rata between such Classes based on the Interest  Distribution Amount that would have been distributed in the absence of such shortfall; and

(ii)    second, on each Distribution  Date, from the Available  Distribution  Amount for Loan Group 4 remaining after giving  effect to the  distributions  pursuant to  Section 4.01(I)(A)(d)(i) above,  to the
               Class 4-A-1  and  Class 4-A-2   Certificates,   as  principal,   the  Group 4  Senior  Principal
               Distribution  Amount,  pro rata based on their respective Class Principal  Balances  immediately prior to such  Distribution  Date,  until their  respective  Class Principal  Balances have been reduced to zero.

(e)     with respect to the Class C-B and  Class AR-L  Certificates,  from the  Available  Distribution  Amount
        relating  to  Loan  Group 1,   Loan  Group 2,  Loan  Group 3  and  Loan  Group 4  remaining  after  the distributions  pursuant to  Sections 4.01(I)(A)(a) through  (d) above,  subject to Sections  4.01(I)(C)
        below, and further subject to any payments to the Group 1,  Group 2,  Group 3 and Group 4  Certificates
        as described in Section 4.07, to the following Classes in the following order of priority:

(i)     to the Class C-B-1  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(ii)    to the Class C-B-1 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-1  Certificates  has been reduced to zero;

(iii)   to the Class C-B-2  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(iv)    to the Class C-B-2 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-2  Certificates  has been reduced to zero;

(v)     to the Class C-B-3  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(vi)    to the Class C-B-3 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-3  Certificates  has been reduced to zero;

(vii)   to the Class C-B-4  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(viii)  to the Class C-B-4 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-4  Certificates  has been reduced to zero;

(ix)    to the Class C-B-5  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(x)     to the Class C-B-5 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-5  Certificates  has been reduced to zero;

(xi)    to the Class C-B-6  Certificates,  an amount  allocable to interest equal to the Interest  Distribution
               Amount for such Class for such Distribution Date;

(xii)   to the Class C-B-6 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such
               Distribution  Date,  until the Class  Principal  Balance of  Class C-B-6  Certificates  has been reduced to zero;

(xiii)  to the Class C-B-1,  Class C-B-2,  Class C-B-3,  Class C-B-4, Class C-B-5 and Class C-B-6 Certificates,
               in that  order,  up to an  amount of Net  Realized  Losses  for such  Class,  if any;  provided, however, that any distribution pursuant to this Section 4.01(I)(A)(e)(xiii)  shall not result in a further reduction of the Class Principal Balance of any of the Class C-B Certificates; and

(xiv)   to the Class AR-L  Certificates,  any remaining Available  Distribution  Amount for Loan Group 1,  Loan
               Group 2,  Loan Group 3 and Loan Group 4,  (to the extent such amount is held by REMIC I),  or to the Class AR  Certificates,  any remaining Available  Distribution Amount for Loan Group 1, Loan
               Group 2, Loan Group 3 and Loan Group 4 (to the extent such amount is held by REMIC III).

               (B)    On each  Distribution  Date,  the amount  referred to in clause (i) of the  definition of
Interest Distribution Amount for such Distribution Date for each Class of Group 1,  Group 2,  Group 3,  Group 4 and Class C-B  Certificates  shall be reduced by the Trust  Administrator by the related Class's pro rata share
(based on the amount of the  Interest  Distribution  Amount for each such  Class before  reduction  pursuant to this  Section 4.01(I)(B))  of (i) Net  Prepayment  Interest  Shortfalls  for Mortgage Loans in the related Loan
Group for such Distribution Date and (ii) (A) after the Special Hazard Coverage  Termination Date, with respect to each Group 1,  Group 2,  Group 3 and Group 4  Mortgage Loan, as applicable,  that was the subject of Special
Hazard Loss during the prior  calendar  month,  the excess of one month's  interest at the related Net Mortgage
Rate on the Stated  Principal  Balance of such  Mortgage  Loan as of the Due Date in such month over the amount of  Liquidation  Proceeds  applied as interest on such Mortgage Loan with respect to such month,  (B) after the
Bankruptcy  Coverage  Termination  Date,  with respect to each Group 1,  Group 2,  Group 3 or Group 4  Mortgage
Loan, as applicable,  that became subject to a Bankruptcy  Loss during the prior calendar  month,  the interest portion of the related Debt Service  Reduction or Deficient  Valuation,  (C) each  Relief Act Reduction for any
Group 1,  Group 2,  Group 3 or Group 4  Mortgage Loan, as applicable,  incurred during the prior calendar month and (D) after the Fraud Loss  Coverage  Termination  Date,  with respect to each Group 1,  Group 2,  Group 3 or
Group 4  Mortgage Loan, as  applicable,  that became a Fraud Loan during the prior calendar month the excess of one month's  interest at the related Net Mortgage  Rate on the Stated  Principal  Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation  Proceeds  applied as interest on such Mortgage
Loan with  respect to such month.  For purposes of  calculating  the  reduction  of the  Interest  Distribution
Amount for each Class of  Class C-B  Certificates with respect to Loan Group 1,  Loan Group 2,  Loan Group 3 or
Loan  Group 4  such  reduction  shall be based on the amount of interest  accruing at the Net WAC Rate for such
Loan  Group on  such  Class's  proportionate  share,  based  on the  Class  Principal  Balance  of the  related
Subordinate Component Balance for that Distribution Date.

               (C)    With respect to each Class of  Class C-B  Certificates,  if on any Distribution  Date the
related  Subordination  Level  of  such  Class is  less  than  such  percentage  as of  the  Closing  Date,  no distribution of Principal  Prepayments  will be made to any Class or Classes of Class C-B  Certificates  junior to such Class (the  "Restricted  Classes") and the amount otherwise  distributable to the Restricted Classes in
respect  of  such  Principal   Prepayments  will  be  allocated  among  the  remaining   Classes  of  Class C-B
Certificates, pro rata, based upon their respective Class Principal Balances.

               (D)    The  Trust  Administrator  shall  distribute  the  Mortgage  Loan  Purchase  Price of any
Optional  Termination of Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 in excess of the Par Value to the holder of the Class AR-L Certificate.

               (II)   With respect to the Group 5 Certificates:

(a)     On each Distribution Date, the Trust  Administrator shall distribute the Interest Remittance Amount for such date in the following order of priority:

(i)     to the  Group 5  Senior  Certificates,  pro  rata  based  on  amounts  due,  Current  Interest  and any
               Carryforward Interest for such Class and such Distribution Date;

(ii)    to the Class 5-M-1  Certificates,  Current  Interest and any  Carryforward  Interest for such Class and such Distribution Date;

(iii)   to the Class 5-M-2  Certificates,  Current  Interest and any  Carryforward  Interest for such Class and such Distribution Date;

(iv)    to the Class 5-M-3  Certificates,  Current  Interest and any  Carryforward  Interest for such Class and such Distribution Date;

(v)     to the Class 5-M-4  Certificates,  Current  Interest and any  Carryforward  Interest for such Class and such Distribution Date;

(vi)    to the Class 5-M-5  Certificates,  Current  Interest and any  Carryforward  Interest for such Class and such Distribution Date; and

(vii)   for  application  as part of  Monthly  Excess  Cashflow  for  such  Distribution  Date as  provided  in
               Section 4.01(II)(d), any Interest Remittance Amount remaining for such Distribution Date.

(b)     On each  Distribution  Date (A) prior to the Stepdown Date or (B) with respect to which a Trigger Event is in effect,  the Trust  Administrator  shall distribute the Principal Payment Amount for Loan Group 5 for such date in the following order of priority:

(i)     to the Class 5-A-1 Certificates and Class 5-A-2 Certificates,  pro rata based on their respective Class
               Principal  Balances  immediately prior to such  Distribution  Date, until their respective Class
               Principal Balances have been reduced to zero;

(ii)    to the Class 5-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(iii)   to the Class 5-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(iv)    to the Class 5-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(v)     to the Class 5-M-4 Certificates, until its Class Principal Balance has been reduced to zero;

(vi)    to the Class 5-M-5 Certificates, until its Class Principal Balance has been reduced to zero; and

(vii)   for  application  as part of Monthly  Excess  Cashflow  for such  Distribution  Date,  as  provided  in
               Section 4.01(II)(d),  any Principal  Payment  Amount  remaining  after  application  pursuant to
               Section 4.01(II)(b)(i) through (vi) above.

(c)     On each  Distribution  Date (A) on or after the Stepdown  Date and (B) with  respect to which a Trigger
        Event is not in effect, the Trust  Administrator shall distribute the Principal Payment Amount for Loan
        Group 5 for such date in the following order of priority:

(i)     to the Class 5-A-1 Certificates and Class 5-A-2 Certificates,  pro rata based on their respective Class
               Principal  Balances  immediately  prior to such  Distribution  Date, the sum of (1) the  Group 5
               Senior  Principal  Payment  Amount and (2) the  component  of the  Principal  Remittance  Amount representing  payments,  if any, under the Group 5 Interest Rate Cap Agreement to cover Realized
               Losses on the Group 5 Mortgage Loans,  until their respective Class Principal Balances have been reduced to zero;

(ii)    to the Class 5-M-1  Certificates,  the Class 5-M-1 Principal Payment Amount for such Distribution Date, until its Class Principal Balance has been reduced to zero;

(iii)   to the Class 5-M-2  Certificates,  the Class 5-M-2 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(iv)    to the Class 5-M-3  Certificates,  the Class 5-M-3 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(v)     to the Class 5-M-4  Certificates,  the Class 5-M-4 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(vi)    to the Class 5-M-5  Certificates,  the Class 5-M-5 Principal Payment Amount for such Distribution Date, until the Class Principal Balance of such Class has been reduced to zero;

(vii)   for  application  as part of Monthly  Excess  Cashflow  for such  Distribution  Date,  as  provided  in
               Section 4.01(II)(d),  any Principal  Payment  Amount  remaining  after  application  pursuant to
               Section 4.01(II)(c)(i) through (vi) above.

(d)     On each  Distribution  Date, the Trust  Administrator  shall distribute the Monthly Excess Cashflow for such date in the following order of priority:

(i)     (A)       until the  aggregate  Class  Principal  Balance of the Group 5  Certificates,  other than the
                  Class 5-X  Certificates,  equals the  Aggregate  Loan Group Balance for Loan Group 5 for such
                  Distribution  Date minus the  Targeted  Overcollateralization  Amount for such date,  on each
                  Distribution  Date  (x) prior  to the  Stepdown  Date or (y) with  respect to which a Trigger
                  Event is in effect, to the extent of Monthly Excess Interest for such  Distribution  Date, to the Group 5 Certificates, in the following order of priority:

(1)     to the Class 5-A-1 Certificates and Class 5-A-2 Certificates,  pro rata based on their respective Class
                          Principal  Balances   immediately  prior  to  such  Distribution  Date,  until  their respective Class Principal Balances have been reduced to zero:

(2)     to the Class 5-M-1 Certificates, until its Class Principal Balance has been reduced to zero;

(3)     to the Class 5-M-2 Certificates, until its Class Principal Balance has been reduced to zero;

(4)     to the Class 5-M-3 Certificates, until its Class Principal Balance has been reduced to zero;

(5)     to the Class 5-M-4 Certificates, until its Class Principal Balance has been reduced to zero; and

(6)     to the Class 5-M-5 Certificates, until its Class Principal Balance has been reduced to zero;

(B)     on each  Distribution  Date (x) on or after the Stepdown  Date and (y) with  respect to which a Trigger
                      Event is not in effect, to fund any principal  distributions  required to be made on such
                      Distribution  Date set forth above in  Section 4.01(II)(c) above,  after giving effect to the distribution of the Principal  Payment Amount for Loan Group 5 for such  Distribution
                      Date, in accordance with the priorities set forth therein;

(ii)    to the Class 5-A-2 Certificates, any Deferred Amount for such Class;

(iii)   to the Class 5-M-1 Certificates, any Deferred Amount for such Class;

(iv)    to the Class 5-M-2 Certificates, any Deferred Amount for such Class;

(v)     to the Class 5-M-3 Certificates, any Deferred Amount for such Class;

(vi)    to the Class 5-M-4 Certificates, any Deferred Amount for such Class;

(vii)   to the Class 5-M-5 Certificates, any Deferred Amount for such Class;

(viii)  to the Group 5  Senior  Certificates,  pro rata based on amounts due, any Basis Risk  Shortfall due and owing for each such Class;

(ix)    to the Class 5-M-1 Certificates, any Basis Risk Shortfall due and owing for such Class;

(x)     to the Class 5-M-2 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xi)    to the Class 5-M-3 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xii)   to the Class 5-M-4 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xiii)  to the Class 5-M-5 Certificates, any Basis Risk Shortfall due and owing for such Class;

(xiv)   to the Class 5-X Certificates, the Class 5-X Distributable Amount for such Distribution Date; and

(xv)    to the Class AR Certificates,  any remaining amount;  provided,  however, that any amount that would be distributable  pursuant to this  priority  (xi) shall not be paid with  respect to the  Class AR
               Certificates but shall be paid instead with respect to the Class 5-X  Certificates pursuant to a contract  that exists  under this  Agreement  between the  Class AR  Certificateholders  and the
               Class 5-X Certificateholders.

(e)     The Trust Administrator  shall distribute the Mortgage Loan Purchase Price of any Optional  Termination
        of Loan Group 5 in excess of the Par Value to the holder of the Class AR-L Certificate.

               (III)  (a)    Prior to the  distributions  described in Sections 4.01(I) and (II), the following distributions shall be deemed to have been made:

                             (i)    from  REMIC I  to  REMIC III,   as  the  holder  of  the  REMIC I   Regular
               Interests,  and to Holders of the Class AR-L  Certificates  in respect of  Component I  thereof, from the REMIC I Available  Distribution Amount, the REMIC I Distribution Amount in the amounts, from the sources and with the  character set forth in the  definition  thereof in respect of the
               REMIC I Regular  Interests and Component I of the Class AR-L  Certificates as set forth therein;
               and

                             (ii)   from  REMIC II  to  REMIC III,  as  the  holder  of  the  REMIC II  Regular
               Interests,  and to Holders of the Class AR-L  Certificates in respect of  Component II  thereof, from the  REMIC II  Available  Distribution  Amount,  the  REMIC II  Distribution  Amount in the
               amounts,  from the sources and with the character set forth in the definition thereof in respect of the REMIC II Regular  Interests and Component II of the Class AR-L  Certificates as set forth therein.

                      (b)    Notwithstanding  the  distributions  on the REMIC Regular  Interests  described in this  Section 4.01(III),  distribution  of funds  from the  Certificate  Account  shall be made only in accordance with Sections 4.01(I) and (II).

               (IV)   On each  Distribution  Date,  the Trustee  shall  distribute to the Holder of the Class P
Certificates,  the aggregate of all Assigned  Prepayment  Premiums for Mortgage Loans collected or paid by each applicable Servicer with respect to the related Prepayment Period.

SECTION 4.02.  Allocation of Losses.

(a)     Realized  Losses on the Mortgage  Loans in each of Loan Group 1,  Loan  Group 2,  Loan Group 3 and Loan
Group 4  incurred  during a calendar  month shall be  allocated  by the Trust  Administrator  to the Classes of
Certificates on the Distribution Date in the next calendar month as follows:

(i)     any Realized Loss, other than an Excess Loss, shall be allocated first, to the Class C-B  Certificates, in  decreasing  order of  their  alphanumerical  Class designations  (beginning  with  the  Class C-B-6
        Certificates),  until the  respective  Class  Principal  Balance of each such Class has been reduced to zero, and second, to the Senior  Certificates of the related  Certificate Group, pro rata, on the basis of their respective  Class Principal  Balances,  until the respective  Class Principal  Balance of each such  Class has  been reduced to zero;  provided,  however,  with respect to the Group 1  Certificates,
        Realized Losses on the Group 1 Loans that would otherwise be allocated to the Class 1-A-1  Certificates and  Class 1-A-2  Certificates  in the aggregate will instead be allocated  first,  to the  Class 1-A-2
        Certificates,  until  its  Class  Principal  Balance  has been  reduced  to zero,  and  second,  to the
        Class 1-A-1 Certificates,  until its Class Principal Balance has been reduced to zero, and with respect to the Group 4 Certificates,  Realized Losses on the Group 4 Loans that would otherwise be allocated to the Class 4-A-1  Certificates  and Class 4-A-2  Certificates in the aggregate will instead be allocated first, to the Class 4-A-2 Certificates,  until its Class Principal Balance has been reduced to zero and second,  to the Class 4-A-1  Certificates,  until its Class Principal Balance has been reduced to zero;
        and

(ii)    Excess Losses in respect of principal for Mortgage  Loans in Loan Group 1,  Loan Group 2,  Loan Group 3
        and Loan  Group 4  will be  allocated  among all  Group 1,  Group 2,  Group 3,  Group 4  and  Class C-B
        Certificates, pro rata based on their respective Class Principal Balances.

(b)     On each Distribution Date, if the aggregate Class Principal Balance of all Group 1,  Group 2,  Group 3,
Group 4 and Class C-B  Certificates  exceeds the Aggregate  Groups 1-4  Collateral Balance (after giving effect to  distributions  of principal and the  allocation  of all losses to such  Certificates  on such  Distribution
Date),  such excess will be deemed a principal  loss and will be  allocated by the Trust  Administrator  to the most junior Class of Class C-B Certificates then outstanding.

(c)     Any Realized Loss allocated to a Class of  Certificates or any reduction in the Class Principal Balance of a Class of  Certificates  pursuant to  Section 4.02(b) shall  be allocated by the Trust  Administrator among the Certificates of such Class in proportion to their respective Certificate Balances.

(d)     Any allocation by the Trust  Administrator  of Realized Losses to a Certificate or any reduction in the
Certificate  Balance of a  Certificate  pursuant to  Section 4.02(b) shall  be  accomplished  by  reducing  the
Certificate Balance thereof,  immediately  following the distributions made on the related Distribution Date in accordance with the definition of "Certificate Balance."

(e)     On each Distribution Date, the Trust  Administrator  shall determine the total Applied Loss Amount with respect to the  Group 5  Certificates,  if any,  for such  Distribution  Date.  The  Applied  Loss  Amount with respect  to the  Group 5  Certificates  for any  Distribution  Date  shall be  applied  by  reducing  the Class
Principal Balance of each Class of Class M  Certificates and the Class 5-A-2  Certificates,  beginning with the
Class of Class M  Certificates,  then outstanding with the lowest relative payment  priority,  or if no Class M
Certificates  are then  outstanding,  the  Class 5-A-2  Certificates,  in each case until the respective  Class
Principal  Balance  thereof  has been  reduced to zero.  Any Applied  Loss  Amount with  respect to the Group 5
Certificates  allocated  to a Class of Class M  Certificates  or  Class 5-A-2  Certificates  shall be allocated among the Class M Certificates of such Class or the Class 5-A-2  Certificates,  as applicable, in proportion to their respective Percentage Interests.

(f)     All Realized Losses on the Group 1,  Group 2,  Group 3 and Group 4 Mortgage Loans shall be allocated on each  Distribution  Date to the REMIC I  Regular  Interests as provided in the  definition of REMIC I  Realized
Losses.

(g)     All Realized Losses on the Group 5 Mortgage Loans shall be allocated on each  Distribution  Date to the
REMIC II Regular Interests as provided in the definition of REMIC II Realized Losses.

(h)     Realized  Losses on the  Group 5  Mortgage  Loans that are not  Applied  Loss  Amounts  shall be deemed allocated to the Class 5-X  Certificates.  Realized Losses  allocated to the Class 5-X  Certificates  shall, be allocated  between the REMIC III  Regular Interests 5-X-IO and 5-X-PO as provided in the definition of Realized
Losses.

(i)     Realized  Losses shall be allocated  among the REMIC I,  REMIC II and  REMIC III  Regular  Interests as
specified in the  definition  of Realized  Losses and, as to REMIC I and  REMIC II  Regular  Interests,  in the
definitions of REMIC I Realized Losses and REMIC II Realized Losses, respectively.

SECTION 4.03.  Recoveries.

(a)     With  respect  to any  Class of  Certificates  to which a  Realized  Loss or Applied  Loss  Amount,  as applicable,  has been allocated  (including any such Class for  which the related Class  Principal  Balance has been  reduced to zero),  the Class  Principal  Balance of such  Class will  be  increased,  up to the amount of related Recoveries for such Distribution Date as follows:

(i)     with respect to Recoveries on Group 1, Group 2, Group 3 and Group 4, Mortgage Loans,

(A)     first, the Class Principal Balance of each Class of Senior Certificates  related to the Loan Group from which the Recovery was  collected,  will be increased pro rata, up to the amount of Net Recovery
               Realized Losses for each such Class, and

(B)     second, the Class Principal Balance of each Class of Class C-B  Certificates will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class; or

(ii)    with respect to Recoveries on Group 5  Mortgage Loans,  the Class Principal  Balance of the Class 5-A-2
        Certificates and each Class of Class M Certificates will be increased in order of seniority,  up to the
        Deferred Amount such Class is entitled to receive pursuant to Section 4.01(II)(d) on  such Distribution
        Date prior to giving effect to payments pursuant to Section 4.01(II)(d) on such Distribution Date.

(b)     Any increase to the Class Principal Balance of a Class of  Certificates  shall increase the Certificate
Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04.  Reserved.

SECTION 4.05.  Monthly Statements to Certificateholders.

(a)     Not later than each  Distribution  Date,  the Trust  Administrator  shall  prepare and cause to be made available to each Certificateholder,  the Master Servicer, each Servicer, the Trustee, the Depositor,  and each
Rating Agency, a statement setting forth with respect to the related  distribution the  items listed in Exhibit
S, other than items (vi)(a), (vi)(b), (vi)(c) and (vi)(d).

               The  Trust   Administrator's   responsibility  for  disbursing  the  above  information  to  the
Certificateholders  is limited to the  availability,  timeliness and accuracy of the  information  derived from the Master Servicer and each Servicer, which shall be provided as required in Section 4.06.

               On each Distribution Date, the Trust  Administrator  shall provide Bloomberg  Financial Markets,
L.P.  ("Bloomberg")  CUSIP level factors for each Class of Offered  Certificates as of such Distribution  Date, using a format and media  mutually  acceptable to the Trust  Administrator  and Bloomberg.  In connection  with providing  the  information  specified in this  Section 4.05  to  Bloomberg,  the Trust  Administrator  and any
director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified  and held harmless by
DLJMC,  to the  extent,  in the manner and  subject to the  limitations  provided  in  Section 9.05.  The Trust
Administrator  will also make the monthly statements to  Certificateholders  available each month to each party referred to in  Section 4.05(a) via  the Trust Administrator's  website. The Trust Administrator's  website can be accessed at  http://www.ctslink.com  or at such other site as the Trust  Administrator  may  designate  from time to time.  Persons  that are unable to use the above  website  are  entitled to have a paper copy mailed to them via first class mail by calling the Trust  Administrator at 301-815-6600.  The Trust  Administrator  shall have the right to change the way the  reports  referred  to in this  Section are  distributed  in order to make such distribution  more convenient  and/or more accessible to the above parties and to the  Certificateholders.
The Trust  Administrator  shall  provide  timely and  adequate  notification  to all above  parties  and to the
Certificateholders  regarding any such change.  The Trust  Administrator  may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)     Upon  request,  within a  reasonable  period of time  after the end of each  calendar  year,  the Trust
Administrator  shall  cause to be  furnished  to each  Person who at any time  during the  calendar  year was a
Certificateholder,  a statement containing the information set forth in items (i)(c),  (i)(d),  (i)(g), (i)(j),
(i)(k), (ii)(c),  (ii)(d),  (ii)(g), (ii)(j), (v)(a), (v)(b), (v)(l), (v)(m) and (v)(n) of Exhibit S aggregated for such calendar year or applicable  portion  thereof during which such Person was a  Certificateholder.  Such obligation of the Trust  Administrator  shall be deemed to have been satisfied to the extent that substantially comparable  information shall be provided by the Trust  Administrator  pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.06.  Servicer to Cooperate.

               Each Servicer shall provide to the Master Servicer the  information set forth in Exhibit H,  and any other  information  the Master  Servicer  requires,  in such form as the Master  Servicer shall  reasonably request,  or in such form as may be mutually  agreed upon between such Servicer and the Master  Servicer,  with respect to each Mortgage Loan  serviced by such  Servicer no later than  (i) with  respect to a Servicer  other than Wells Fargo,  twelve noon on the Data Remittance  Date, and (ii) with  respect to Wells Fargo, on the Data
Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

               The  Master  Servicer,  with  respect  to  the  Mortgage  Loans,  shall  provide  to  the  Trust
Administrator the information set forth in Exhibit H in such form as the Trust  Administrator  shall reasonably request no later than twelve noon on the Data  Remittance Date to enable the Trust  Administrator  to calculate the  amounts  to be  distributed  to  each  Class of  Certificates  and  otherwise  perform  its  distribution, accounting and reporting requirements hereunder.

SECTION 4.07.  Cross-Collateralization; Adjustments to Available Funds.

(a)     On each  Distribution  Date prior to the Class C-B Credit Support Depletion Date, but after the date on which the aggregate Class Principal Balance of the Group 1,  Group 2,  Group 3 or Group 4 Certificates has been reduced to zero,  the Trust  Administrator  shall  distribute the principal  portion of Available  Distribution
Amount on the Mortgage  Loans  relating to such Senior  Certificates  that will have been paid in full,  to the holders of the Senior  Certificates of the other  Certificate  Group(s).  Such amount will be allocated between the other Groups,  pro rata, based on aggregate Class Principal Balance of the related Senior  Certificates and paid the Senior  Certificates in each such Group in the same priority as such Certificates  would receive other distributions of principal pursuant to  Section 4.01(I)(A);  provided,  however,  that the Trust  Administrator shall  not  make  such  distribution  on such  Distribution  Date if  (a) the  Class C-B  Percentage  for  such
Distribution  Date is greater  than or equal to 200% of such  Class C-B  Percentage  as of the Closing Date and
(b) the average outstanding  principal balance of the Mortgage Loans in each Loan  Group delinquent  60 days or more over the last six months, as a percentage of the related Subordinate Component Balance, is less than 50%.

(b)     If on any Distribution Date the aggregate Class Principal Balance of the Group 1,  Group 2,  Group 3 or
Group 4  Certificates  is greater than the Aggregate  Loan Group Balance of the related Loan  Group (each  Loan
Group related to such Group of  Certificates,  an  "Undercollateralized  Group"),  then the Trust Administrator shall reduce the  Available  Distribution  Amount of the other Loan  Group(s)  that is not  undercollateralized
(each, an "Overcollateralized Group"), as follows:

(1)     to add to the Available Distribution Amount of the Undercollateralized  Group(s) an amount equal to the lesser of  (a) one  month's  interest  on the  Principal  Transfer  Amount  of the  Undercollateralized
        Group(s)  at the  Net  WAC  Rate  applicable  to the  Undercollateralized  Group(s)  and  (b) Available
        Distribution Amount of the  Overcollateralized  Groups remaining after making interest distributions to the Senior  Certificates  of the  Overcollateralized  Group(s) on such  Distribution  Date  pursuant to
        Section 4.01; and

(2)     to the Senior  Certificates of each  Undercollateralized  Group, to the extent of the principal portion of Available  Distribution  Amount of the  Overcollateralized  Group(s) remaining after making interest and principal  distributions  to the Senior  Certificates  of the  Overcollateralized  Group(s) on such
        Distribution  Date  pursuant  to  Section 4.01,  until  the  Class  Principal  Balance  of  the  Senior
        Certificates  of such  Undercollateralized  Group(s)  equals the  Aggregate  Loan Group  Balance of the related Loan  Group(s).  Payments  shall be made to the Senior  Certificates  in each Group in the same
        priority  as  such   Certificates   would  receive  other   distributions  of  principal   pursuant  to
        Section 4.01(I)(A).

(c)     If more than one Overcollateralized  Group exists on any Distribution Date, reductions in the Available
Distribution  Amount of such Groups to make the  payments  required to be made  pursuant to  Section 4.07(b) on
such  Distribution  Date  shall  be  made  pro  rata,  based  on  the  Overcollateralization   Amount  of  each
Overcollateralized  Group.  If  more  than  one  Undercollateralized  Group exists  on any  Distribution  Date, payments made to such Groups from the Available  Distribution Amount of the  Overcollateralized  Group shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Group(s).

SECTION 4.08.  Reserved.

SECTION 4.09.  Reserved.

SECTION 4.10.  Group 5 Interest Rate Cap Account.

(a)     On the Closing Date,  the Trust  Administrator  shall  establish and maintain in its name, in trust for the benefit of the Holders of the Class 5-X  Certificates,  the Group 5 Interest Rate Cap Account.  The Group 5
Interest Rate Cap Account  shall be an Eligible  Account,  and funds on deposit  therein shall be held separate and apart from,  and shall not be  commingled  with,  any other moneys,  including  without  limitation,  other moneys held by the Trust Administrator pursuant to this Agreement.

(b)     On each  Distribution  Date on and after the Distribution Date in November 2005 and on and prior to the
Distribution Date in September 2010,  the Trust  Administrator shall deposit any amounts paid under the Group 5
Interest  Rate Cap  Agreement  into the Group 5  Interest Rate Cap Account.  On each  Distribution  Date on and after the Distribution Date in November 2005 and on and prior to the Distribution Date in  September 2010,  the
Trust  Administrator  shall  distribute  amounts on deposit in the Group 5  Interest Rate Cap Account to pay to the  Group 5  Certificates,  any  applicable  Basis  Risk  Shortfalls,  prior to giving  effect to any  amounts available to be paid in respect of related  Basis Risk  Shortfalls  as described in  Section 4.01(II)(d)(vi) on such Distribution Date

(c)     On any  Distribution  Date  amounts  on deposit  in the  Group 5  Interest  Rate Cap  Account  shall be distributed in the following order of priority:

(i)     to Group 5  Senior  Certificates,  pro rata,  the amount of any unpaid Basis Risk  Shortfalls  for such
        Class;

(ii)    sequentially, to the Class 5-M-1,  Class 5-M-2,  Class 5-M-3, Class 5-M-4 and Class 5-M-5 Certificates,
        in that order, the amount of any unpaid Basis Risk Shortfalls for such Class;

(iii)   to the  Principal  Remittance  Amount  for Loan  Group 5,  up to the amount of  Realized  Losses on the
        Mortgage Loans in such Loan  Group incurred  during the related  Collection Period, any shortfall to be allocated pro rata based upon the amount of such Realized Losses applicable to such Loan Group; and

(iv)    sequentially, to the Class 5-A-2,  Class 5-M-1,  Class 5-M-2,  Class 5-M-3, Class 5-M-4 and Class 5-M-5
        Certificates,  in that order, any applicable Deferred Amounts,  with interest therein at the applicable
        Pass-Through  Rate,  prior to giving  effect to amounts  available  to be paid in  respect of  Deferred
        Amounts as described in Section 4.01(II)(d)(ii)-(vi) on such Distribution Date.

(d)     Funds in the Group 5  Interest  Rate Cap Account may be invested in Eligible  Investments  by the Trust
Administrator  at the  direction  of the  Depositor  maturing on or prior to the next  succeeding  Distribution
Date. The Trust  Administrator  shall account for the Group 5  Interest Rate Cap Account as an outside  reserve fund within the meaning of Treasury  regulation  1.860G-2(h) and  not an asset of any REMIC created pursuant to this Agreement.  The Trust  Administrator  shall treat amounts paid by the Group 5 Interest Rate Cap Account as payments  made from  outside the REMIC's for all Federal  tax  purposes.  Any net  investment  earnings on such amounts shall be payable to the  Depositor.  The Depositor  will be the owner of the Group 5  Interest Rate Cap
Account for federal tax purposes and the Depositor  shall direct the Trust  Administrator  in writing as to the investment of amounts  therein.  In the absence of such written  direction,  all funds in the Group 5  Interest
Rate Cap Account  may be invested by the Trust  Administrator  in the Wells Fargo  Advantage  Prime  Investment
Money  Market  Fund or any  successor  fund.  The Trust  Administrator  shall have no  liability  for losses on investments in Eligible  Investments made pursuant to this  Section 4.10(c) (other  than as obligor on any such investments).  Upon  termination  of the Trust Fund,  any amounts  remaining in the Group 5  Interest  Rate Cap
Account shall be distributed to the Class 5-X Certificateholders.

(e)     On the  Distribution  Date  immediately  after  the  Distribution  Date on which  the  aggregate  Class
Principal Balance of the Group 5  Certificates equals zero, any amounts on deposit in the Group 5 Interest Rate
Cap Account not payable on the Group 5 Certificates shall be distributed to the Class 5-X Certificateholders.

(f)     Amounts  paid under the  Group 5  Interest  Rate Cap  Agreement  not used on any  Distribution  Date as described  in  Section 4.10(b) shall  remain on deposit in the  Group 5  Interest  Rate Cap  Account and may be
available on future  Distribution  Dates to make the  payments  described in  Section 4.10(b).  However,  at no time shall the amount on deposit in the Group 5  Interest Rate Cap Account exceed the related  Deposit  Amount.
The  "Deposit  Amount"  with  respect to the Group 5  Interest  Rate Cap  Account  will be  calculated  on each
Distribution  Date,  after giving  effect to  withdrawals  from the Group 5  Interest  Rate Cap Account on such
Distribution Date and  distributions  and allocation of losses on the Certificates on such  Distribution  Date, and will equal the excess,  if any, of the Targeted  Overcollateralization  Amount for such  Distribution  Date over the  Overcollateralization  Amount  for such  Distribution  Date.  On each  Distribution  Date,  the Trust
Administrator  shall  distribute  amounts in the  Group 5  Interest  Rate Cap  Account in excess of the related
Deposit Amount to the Class 5-X Certificateholders.

(g)     The Trustee is hereby directed,  on or prior to the Closing Date, on behalf of the Trust, to enter into the Group 5  Interest  Rate Cap Agreement  for the benefit of the Holders of the Group 5  Certificates,  in the form  presented  to it by the  Depositor.  The  Trustee  shall not have any  responsibility  for the  contents, adequacy or  sufficiency  of the Group 5  Interest  Rate Cap  Agreement,  including,  without  limitation,  any representations and warranties contained therein.

ARTICLE V

                                 ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01.  Advances by the Master Servicer and Servicers.

               With respect to the  Non-Designated  Mortgage Loans,  each Servicer shall deposit in the related
Collection  Account as Advances an amount equal to all Scheduled  Payments  (with interest at the Mortgage Rate less the Servicing Fee Rate) which were due on such  Non-Designated  Mortgage  Loans  serviced by it during the applicable  Collection  Period and which were delinquent at the close of business on the immediately  preceding
Determination  Date;  provided,  however,  that with  respect to any  Balloon  Loan that is  delinquent  on its maturity date, a Servicer will not be required to advance the related  balloon  payment but will be required to continue to make Advances in accordance with this  Section 5.01  with respect to such Balloon Loan in an amount equal to an assumed scheduled payment that would otherwise be due based on the original  amortization  schedule for that Mortgage  Loan (with  interest at the Mortgage  Rate less the  Servicing  Fee Rate).  Each  Servicer's obligation to make such  Advances as to any related  Non-Designated  Mortgage  Loan will  continue  through the last Scheduled  Payment due prior to the payment in full of such  Non-Designated  Mortgage Loan, or through the date that the related  Mortgaged  Property  has,  in the  judgment of the  related  Servicer,  been  completely liquidated.  Each  Servicer  shall not be required to advance  shortfalls  of principal  or interest  resulting from the application of the Relief Act.

               With respect to any  Non-Designated  Mortgage Loan, to the extent required by Accepted Servicing
Practices,  the Master  Servicer and each Servicer  shall be obligated to make Advances in accordance  with the
provisions  of  this  Agreement;   provided,  however,  that  such  obligation  with  respect  to  any  related
Non-Designated  Mortgage Loan shall cease if the Master  Servicer or a Servicer  determines,  in its reasonable opinion,  that Advances with respect to such Non-Designated  Mortgage Loan are Nonrecoverable  Advances. In the
event  that  the  Master  Servicer  or such  Servicer  determines  that any such  Advances  are  Nonrecoverable
Advances,  the Master  Servicer or such  Servicer  shall  provide the Trust  Administrator  with a  certificate signed by a Servicing Officer evidencing such determination.

               With respect to any  Non-Designated  Mortgage  Loan,  if the amount of Advances  received from a
Servicer  is less than the amount  required  to be  advanced by such  Servicer,  the Master  Servicer  shall be obligated to make a payment in an amount equal to such deficiency,  subject to any  determination by the Master
Servicer that any portion of the amount required to be advanced is a Nonrecoverable Advance.

               With respect to any of the  Non-Designated  Mortgage Loans, if an Advance is required to be made hereunder by a Servicer,  such Servicer shall on the Cash Remittance Date either  (i) deposit in the Collection
Account from its own funds an amount equal to such Advance,  (ii) cause to be made an appropriate  entry in the records of the Collection  Account that funds in such account being held for future  distribution or withdrawal have been,  as  permitted  by this  Section 5.01,  used by such  Servicer  to make such  Advance or  (iii) make
Advances in the form of any combination of clauses  (i) and  (ii) aggregating  the amount of such Advance.  Any such funds being held in a  Collection  Account for future  distribution  and so used shall be replaced by such
Servicer from its own funds by deposit in such  Collection  Account on or before any future  Distribution  Date in which  such  funds  would be due or from  other  funds in such  Collection  Account  being  held for  future distribution at that time.

               With  respect to any  Designated  Mortgage  Loan,  the Master  Servicer  shall make  Advances as required by Section 3.22(b) of this Agreement.

                                                  ARTICLE VI

                                               THE CERTIFICATES

SECTION 6.01.  The Certificates.

               The Certificates  shall be in  substantially  the forms set forth in Exhibits A, B, C, D-1, D-2,
E, F and G hereto,  with such  appropriate  insertions,  omissions,  substitutions  and other variations as are required or permitted by this  Agreement or as may in the  reasonable  judgment of the Trust  Administrator  or the Depositor be necessary,  appropriate or convenient to comply,  or facilitate  compliance,  with  applicable laws,  and may have such letters,  numbers or other marks of  identification  and such legends or  endorsements placed  thereon as may be  required  to comply  with the rules of any  securities  exchange on which any of the
Certificates may be listed,  or as may,  consistently  herewith,  be determined by the officers  executing such
Certificates, as evidenced by their execution thereof.

               Subject  to  Section 11.03  respecting  the  final  distribution  on the  Certificates,  on each
Distribution Date the Trust Administrator shall make distributions to each  Certificateholder  of record on the preceding  Record  Date either  (x) by wire  transfer  in  immediately  available  funds to the account of such holder at a bank or other entity having  appropriate  facilities  therefor,  if (i) such Holder has so notified the Trust  Administrator  at least five  Business Days prior to the related  Record Date and  (ii) such  Holder shall  hold (A) a  Notional  Amount  Certificate,  (B) 100% of the  Class  Principal  Balance  of any  Class of
Certificates  or  (c) Certificates  of any  Class with  aggregate  principal  Denominations  of not  less  than
$1,000,000 or (y) by check mailed by first class mail to such  Certificateholder  at the address of such holder appearing in the Certificate Register.

               The definitive Certificates shall be printed, typewritten,  lithographed or engraved or produced by any  combination  of these  methods or may be produced  in any other  manner  permitted  by the rules of any securities  exchange  on which  any of the  Certificates  may be  listed,  all as  determined  by the  officers executing such Certificates, as evidenced by their execution thereof.

               The Certificates  shall be issuable in registered form, in the minimum  denominations,  integral multiples in excess thereof  (except that one  Certificate  in each  Class may be issued in a different  amount which must be in excess of the  applicable  minimum  denomination)  and aggregate  denominations  per Class set forth in the Preliminary Statement.

               The  Certificates  shall be executed  by manual or  facsimile  signature  on behalf of the Trust
Administrator  by  a  Responsible  Officer.   Certificates  bearing  the  manual  or  facsimile  signatures  of individuals  who were,  at the time when such  signatures  were  affixed,  authorized  to sign on behalf of the
Trust Administrator shall bind the Trust  Administrator,  notwithstanding  that such individuals or any of them have ceased to be so authorized prior to the  authentication  and delivery of such Certificates or did not hold such  offices at the date of such  Certificate.  No  Certificate  shall be entitled  to any benefit  under this
Agreement,  or be  valid  for  any  purpose,  unless  there  appears  on  such  Certificate  a  certificate  of
authentication   executed  by  the  Trust   Administrator  by  manual   signature,   and  such  certificate  of
authentication  upon  any  Certificate  shall  be  conclusive  evidence,  and  the  only  evidence,  that  such
Certificate has been duly  authenticated and delivered  hereunder.  All Certificates shall be dated the date of their authentication.

SECTION 6.02.  Registration of Transfer and Exchange of Certificates.

(a)     The Trust Administrator  shall maintain,  or cause to be maintained,  a Certificate  Register in which, subject to such  reasonable  regulations as it may  prescribe,  the Trust  Administrator  shall provide for the registration  of  Certificates  and of  transfers  and  exchanges  of  Certificates  as herein  provided.  Upon
surrender  for  registration  of  transfer  of  any  Certificate,   the  Trust   Administrator  shall  execute,
authenticate  and  deliver,  in the  name  of the  designated  transferee  or  transferees,  one  or  more  new
Certificates in like aggregate interest and of the same Class.

(b)     At the  option  of a  Certificateholder,  Certificates  may be  exchanged  for  other  Certificates  of authorized  denominations  and the same  aggregate  interest  in the  Trust  Fund and of the same  Class,  upon surrender of the Certificates to be exchanged at the office or agency of the Trust  Administrator  set forth in
Section 6.06.  Whenever any  Certificates  are so  surrendered  for  exchange,  the Trust  Administrator  shall execute,  authenticate  and  deliver  the  Certificates  which the  Certificateholder  making the  exchange  is entitled to receive.  Every  Certificate  presented or  surrendered  for  registration  of transfer or exchange shall be accompanied by a written  instrument of transfer in form satisfactory to the Trust  Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)     No service charge to the Certificateholders  shall be made for any registration of transfer or exchange of  Certificates,  but payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

(d)     All  Certificates  surrendered  for  registration  of  transfer  and  exchange  shall be  canceled  and subsequently  destroyed by the Trust  Administrator  in  accordance  with the Trust  Administrator's  customary procedures.

(e)     No transfer  of any Private  Certificate  shall be made  unless  that  transfer is made  pursuant to an effective  registration  statement  under  the 1933  Act and  effective  registration  or  qualification  under applicable  state  securities  laws, or is made in a transaction  which does not require such  registration  or qualification.  Except in  connection  with any  transfer  of a Private  Certificate  by the  Depositor  to any
affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the Depositor to an owner  trust or other  entity  established  by the  Depositor,  in the event that a  transfer  is to be made in reliance  upon an exemption  from the 1933 Act and such laws, in order to assure  compliance  with the 1933 Act
and  such  laws,  the  Certificateholder   desiring  to  effect  such  transfer  and  such  Certificateholder's prospective  transferee  shall each certify to the Trust  Administrator  in writing the facts  surrounding  the transfer in  substantially  the form set forth in Exhibit L (the  "Transferor  Certificate")  and (i) deliver a letter in  substantially  the form of either (A) Exhibit M-1 (the  "Investment  Letter"),  provided that all of the Private  Certificates of a Class shall be transferred to one investor or the Depositor  otherwise  consents to such transfer,  or  (B) Exhibit M-2  (the "Rule 144A  Letter") or (ii) there shall be delivered to the Trust
Administrator  at the expense of the  transferor  an Opinion of Counsel that such transfer may be made pursuant to an exemption  from the 1933 Act. The  Depositor  shall  provide to any Holder of a Private  Certificate  and any prospective  transferee  designated by any such Holder,  information regarding the related Certificates and the Mortgage  Loans and such other  information  as shall be necessary to satisfy the condition to  eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without  registration  thereof under the 1933
Act pursuant to the  registration  exemption  provided by Rule 144A.  The Trust  Administrator  shall cooperate with the Depositor in providing  the Rule 144A  information  referenced  in the preceding  sentence,  including providing to the Depositor such information  regarding the  Certificates,  the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall  reasonably  request to meet its obligation under the preceding sentence.  Each Holder of a Private  Certificate  desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator,  the Depositor,  the Seller, the Master Servicer,  each Servicer and the
Special  Servicer  against  any  liability  that may result if the  transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)     Except in connection  with any transfer of a Private  Certificate  by the Depositor to any affiliate or any transfer of a Private  Certificate  from the  Depositor or an affiliate of the  Depositor to an owner trust or other entity established by the Depositor,  no transfer of an  ERISA-Restricted  Certificate (except for the
Residual  Certificates)  shall be made unless the Trust  Administrator  shall have received in accordance  with
Exhibit M-1 or  Exhibit M-2,  as  applicable,  either (i) a  representation  letter from the transferee of such
Certificate,  acceptable to and in form and substance  satisfactory to the Trust  Administrator,  to the effect that such  transferee  is not an  employee  benefit  plan or  arrangement  subject to  Section 406  of ERISA or
Section 4975  of the Code, or a person using the assets of any such plan or arrangement,  which  representation letter  shall not be an  expense  of the  Trustee,  the Trust  Administrator  or the Trust  Fund,  (ii) if  the
purchaser  is  an  insurance  company  and  the  Certificate  has  been  the  subject  of  an  ERISA-Qualifying
Underwriting,  a  representation  that  the  purchaser  is  an  insurance  company  which  is  purchasing  such
Certificates  with funds  contained  in an  "insurance  company  general  account"  (as such term is defined in
Section V(e) of  Prohibited  Transaction  Class Exemption  95-60  ("PTCE  95-60"))  and that the  purchase  and holding of such  Certificates  are covered  under  Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate  presented for registration in the name of an employee benefit plan or arrangement  subject to
Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments),  or a person  using  such  plan's  or  arrangement's  assets,  an  Opinion  of  Counsel  satisfactory  to the Trust
Administrator  to the effect that the  purchase or holding of such  Certificate  will not result in  prohibited transactions  under  Section 406 of ERISA and/or  Section 4975  of the Code and will not subject the Depositor, the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  No  transfer of a Residual  Certificate  shall be made  unless the Trust  Administrator  shall have received,  in accordance with Exhibit N,  a representation letter from the transferee of such Certificate, acceptable  to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect  that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement,  which representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust Fund.  In the event the  representations referred to in this  Section 6.02(f) are not furnished,  such representations shall be deemed to have been made to the trustee by the  transferee's  acceptance of such  ERISA-Restricted  Certificate by any beneficial  owner who  purchases an interest in such  Certificate  in  book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer an ERISA-Restricted  Certificate to a plan or arrangement or person using a plan's or arrangement's  assets is attempted  without the delivery to the Trust  Administrator of the Opinion of Counsel  described above, the attempted  transfer or acquisition of such Certificate shall be void and of no effect.

(g)     Additional restrictions on transfers of the Class AR and Class AR-L Certificates are set forth below:

(i)     Each Person who has or who acquires any ownership  interest in a Residual  Certificate  shall be deemed by the  acceptance  or  acquisition  of such  ownership  interest  to have  agreed  to be  bound by the following  provisions and to have irrevocably  authorized the Trust Administrator or its designee under clause  (iii)(A)  below to deliver  payments to a Person  other than such Person and to  negotiate  the terms of any mandatory sale under clause  (iii)(B) below and to execute all instruments of transfer and to do all other things  necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

(A)     Each Person holding or acquiring any ownership  interest in a Residual  Certificate shall be other than a Disqualified  Organization  and shall  promptly  notify the Trust  Administrator  of any change or impending change in its status as other than a Disqualified Organization.

(B)     In connection with any proposed transfer of any ownership interest in a Residual  Certificate to a U.S.
           Person,  the Trust  Administrator  shall require delivery to it, and shall not register the transfer of a Residual  Certificate  until its  receipt of (1) an  affidavit  and  agreement  (a  "Transferee
           Affidavit and Agreement"  attached  hereto as Exhibit N) from the proposed  transferee,  in form and substance  satisfactory  to the  Trust  Administrator,  representing  and  warranting,  among  other things,  that it is not a non  U.S.  Person,  that  such  transferee  is other  than a  Disqualified
           Organization,  that it is not  acquiring its ownership  interest in a Residual  Certificate  that is the  subject  of the  proposed  Transfer  as a  nominee,  trustee or agent for any Person who is not other than a Disqualified  Organization,  that for so long as it retains its ownership interest in a
           Residual Certificate,  it will endeavor to remain other than a Disqualified  Organization,  and that it has reviewed the  provisions of this  Section 6.02(g) and  agrees to be bound by them,  and (2) a certificate,  attached  hereto  as  Exhibit O,  from the  Holder  wishing  to  transfer  a  Residual
           Certificate,  in form and  substance  satisfactory  to the  Trust  Administrator,  representing  and warranting,  among other  things,  that no purpose of the proposed  transfer is to allow such Holder to impede the assessment or collection of tax.

(C)     Notwithstanding  the delivery of a Transferee  Affidavit and Agreement by a proposed  transferee  under clause (B) above, if the Trust  Administrator  has actual knowledge that the proposed  transferee is not other than a  Disqualified  Organization,  no  transfer of an  ownership  interest in a Residual
           Certificate to such proposed transferee shall be effected.

(D)     Each Person holding or acquiring any ownership  interest in a Residual  Certificate  agrees, by holding or acquiring  such  ownership  interest,  to require a Transferee  Affidavit and Agreement  from the other  Person to whom such Person  attempts  to transfer  its  ownership  interest  and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit O.

(ii)    The Trust Administrator  shall register the transfer of any Residual  Certificate only if it shall have received the Transferee  Affidavit and Agreement,  a certificate of the Holder requesting such transfer in the form attached  hereto as Exhibit O and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

(iii)   (A)If any  Disqualified  Organization  shall become a Holder of a Residual  Certificate,  then the last preceding Holder that was other than a Disqualified  Organization  shall be restored,  to the extent permitted  by law,  to all rights  and  obligations  as Holder  thereof  retroactive  to the date of registration of such transfer of such Residual  Certificate.  If any non U.S. Person  shall become a
           Holder of a Residual  Certificate,  then the last  preceding  Holder that is a U.S.  Person shall be restored,  to the  extent  permitted  by law,  to all  rights  and  obligations  as  Holder  thereof retroactive  to the date of  registration  of the transfer to such non U.S.  Person of such Residual
           Certificate.  If a transfer of a Residual  Certificate is disregarded  pursuant to the provisions of
           Treasury Regulations  Section 1.860E-1 or Section 1.860G-3,  then the last preceding Holder that was other than a Disqualified  Organization  shall be restored,  to the extent  permitted by law, to all rights and  obligations as Holder thereof  retroactive to the date of  registration of such transfer of such  Residual  Certificate.  The Trust  Administrator  shall be under no liability to any Person for any  registration  of transfer of a Residual  Certificate  that is in fact not permitted by this
           Section 6.02(g) or  for making any payments  due on such  Certificate  to the Holder  thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

                             (B)    If any  purported  transferee  of a  Residual  Certificate  shall  become a
           Holder of a Residual  Certificate in violation of the  restrictions in this  Section 6.02(g) and  to the  extent  that  the  retroactive  restoration  of the  rights  of the  Holder  of  such  Residual
           Certificate as described in clause (iii)(A) above shall be invalid,  illegal or unenforceable,  then the  Depositor  shall  have the  right,  without  notice to the  Holder or any prior  Holder of such
           Residual  Certificate,  to sell such Residual  Certificate to a purchaser  selected by the Depositor on such terms as the Depositor may choose.  Such purported  transferee  shall  promptly  endorse and deliver  a  Residual  Certificate  in  accordance  with  the  instructions  of the  Depositor.  Such purchaser  may be the  Depositor  itself or any  affiliate  of the  Depositor.  The proceeds of such sale,  net of the  commissions  (which  may  include  commissions  payable to the  Depositor  or its affiliates),  expenses and taxes due, if any,  shall be remitted by the Depositor to such  purported transferee.  The terms and  conditions  of any sale under this clause  (iii)(B)  shall be determined in the sole  discretion  of the  Depositor,  and the  Depositor  shall not be  liable to any  Person having an  ownership  interest or a purported  ownership  interest  in a Residual  Certificate  as a result of its exercise of such discretion.

(iv)    The Master  Servicer and each Servicer,  on behalf of the Trust  Administrator,  shall make  available, upon written request from the Trust Administrator,  all information  reasonably available to it that is necessary  to compute  any tax imposed (A) as a result of the  transfer of an  ownership  interest in a
        Residual  Certificate  to any Person who is not other than a Disqualified  Organization,  including the information  regarding "excess inclusions" of such Residual  Certificate required to be provided to the
        Internal  Revenue  Service and certain  Persons as  described  in  Treasury  Regulation  Section 1.860D
        1(b)(5), and (B) as a result of any regulated investment company,  real estate investment trust, common trust fund,  partnership,  trust, estate or organizations  described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a  Disqualified  Organization.
        Reasonable  compensation  for providing such  information may be required by the Master Servicer or the related Servicer from such Person.

(v)     The provisions of this  Section 6.02(g) set  forth prior to this Section (v) may be modified,  added to or  eliminated  by the  Depositor,  provided  that  there  shall  have  been  delivered  to  the  Trust
        Administrator the following:

(A)     written  notification  from each  Rating  Agency to the effect  that the  modification,  addition to or elimination  of such  provisions  will not cause such Rating  Agency to  downgrade  its then current rating of the Certificates; and

(B)     a certificate of the Depositor  stating that the Depositor has received an Opinion of Counsel,  in form and substance  satisfactory to the Depositor,  to the effect that such modification,  addition to or elimination  of such  provisions  will not cause the Trust  Fund to cease to  qualify as a REMIC and will not create a risk that  (i) the  Trust Fund may be subject to an entity level tax caused by the transfer of a Residual  Certificate to a Person which is not other than a Disqualified  Organization or (2) a  Certificateholder  or another  Person will be subject to a REMIC related tax caused by the transfer of  applicable  Residual  Certificate  to a Person  which is not other than a  Disqualified
           Organization.

(vi)    The following legend shall appear on each Residual Certificate:

           ANY RESALE,  TRANSFER OR OTHER  DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED
           TRANSFEREE  PROVIDES A TRANSFER AFFIDAVIT TO THE DEPOSITOR AND THE TRUST  ADMINISTRATOR THAT (1)
           SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL  SUBDIVISION  THEREOF,  ANY
           FOREIGN GOVERNMENT, ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF
           THE FOREGOING,  (B) ANY ORGANIZATION  (OTHER THAN A COOPERATIVE  DESCRIBED IN SECTION 521 OF THE
           CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH  ORGANIZATION IS
           SUBJECT  TO THE TAX  IMPOSED BY  SECTION  511 OF THE CODE,  (C) ANY  ORGANIZATION  DESCRIBED  IN
           SECTION  1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B),
           OR (C) BEING  HEREINAFTER  REFERRED TO AS A "DISQUALIFIED  ORGANIZATION"),  OR (D) AN AGENT OF A
           DISQUALIFIED  ORGANIZATION  AND (2) NO PURPOSE OF SUCH  TRANSFER IS TO ENABLE THE  TRANSFEROR TO
           IMPEDE  THE   ASSESSMENT  OR  COLLECTION  OF  TAX.   SUCH   AFFIDAVIT   SHALL  INCLUDE   CERTAIN
           REPRESENTATIONS AS TO THE FINANCIAL  CONDITION OF THE PROPOSED  TRANSFEREE.  NOTWITHSTANDING THE
           REGISTRATION  IN THE  CERTIFICATE  REGISTER OF ANY TRANSFER,  SALE OR OTHER  DISPOSITION OF THIS
           CERTIFICATE TO A DISQUALIFIED  ORGANIZATION  OR AN AGENT OF A  DISQUALIFIED  ORGANIZATION,  SUCH
           REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL
           NOT BE DEEMED TO BE A CERTIFICATEHOLDER  FOR ANY PURPOSE HEREUNDER,  INCLUDING,  BUT NOT LIMITED
           TO, THE  RECEIPT OF  DISTRIBUTIONS  ON THIS  CERTIFICATE.  EACH  HOLDER OF THIS  CERTIFICATE  BY
           ACCEPTANCE  OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE  CONSENTED TO THE  PROVISIONS  OF THIS
           PARAGRAPH.

(h)     The Trust  Administrator  shall have no liability to the Trust Fund arising from a transfer of any such
Certificate  in reliance upon a  certification,  ruling or Opinion of Counsel  described in this  Section 6.02;
provided,  however,  that the Trust Administrator  shall not register the transfer of any Residual  Certificate if it has actual  knowledge  that the  proposed  transferee  does not meet the  qualifications  of a  permitted
Holder of a Residual Certificate as set forth in this Section 6.02.

SECTION 6.03.  Mutilated, Destroyed, Lost or Stolen Certificates.

               If  (a) any  mutilated  Certificate  is  surrendered  to the Trust  Administrator,  or the Trust
Administrator  receives  evidence to its satisfaction of the destruction,  loss or theft of any Certificate and
(b) there is delivered to each  Servicer,  the Trustee and the Trust  Administrator  such security or indemnity as may be required  by them to save each of them  harmless,  then,  in the absence of notice to the Trustee and the  Trust  Administrator  that  such  Certificate  has been  acquired  by a  protected  purchaser,  the  Trust
Administrator  shall  execute,  authenticate  and deliver,  in exchange  for or in lieu of any such  mutilated, destroyed,  lost or stolen  Certificate,  a new  Certificate  of like tenor and interest in the Trust Fund.  In connection  with the issuance of any new  Certificate  under this  Section 6.03,  the Trust  Administrator  may require the payment of a sum  sufficient to cover any tax or other  governmental  charge that may be imposed in relation  thereto  and any  other  expenses  (including  the  fees and  expenses  of the  Trust  Administrator)
connected  therewith.  Any  replacement  Certificate  issued  pursuant to this  Section 6.03  shall  constitute complete and  indefeasible  evidence of ownership in the Trust Fund,  as if originally  issued,  whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04.  Persons Deemed Owners.

               Prior to due  presentation of a Certificate for  registration  of transfer,  each Servicer,  the
Trust  Administrator,  and any agent of the Master Servicer or any Servicer,  the Trust Administrator may treat the person in whose name any  Certificate  is  registered as the owner of such  Certificate  for the purpose of receiving  distributions as provided in this Agreement and for all other purposes  whatsoever,  and none of the
Master Servicer or the Servicers,  the Trust Administrator,  nor any agent of the Master Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

SECTION 6.05.  Access to List of Certificateholders' Names and Addresses.

(a)     If three or more  Certificateholders  (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders,  (ii) state that such Certificateholders  desire to communicate with other  Certificateholders  with  respect to their rights under this  Agreement  or under the  Certificates  and
(iii) provide a copy of the communication  which such  Certificateholders  propose to transmit,  then the Trust
Administrator   shall,   within  ten   Business   Days  after  the  receipt  of  such   request,   afford  such
Certificateholders  access  during  normal  business  hours to a current  list of the  Certificateholders.  The
expense  of  providing  any  such  information  requested  by  a  Certificateholder   shall  be  borne  by  the
Certificateholders  requesting  such  information  and  shall not be borne by the  Trust  Administrator  or the
Trustee.  Every  Certificateholder,  by receiving  and holding a  Certificate,  agrees that the Trustee and the
Trust  Administrator  shall not be held  accountable by reason of the disclosure of any such  information as to the list of the  Certificateholders  hereunder,  regardless  of the  source  from which  such  information  was derived.

(b)     The Master Servicer and each Servicer,  so long as it is a servicer hereunder,  DLJMC and the Depositor shall have  unlimited  access to a list of the names and addresses of the  Certificateholders  which list shall be provided by the Trust Administrator promptly upon request.

SECTION 6.06.  Maintenance of Office or Agency.

               The Trust  Administrator  will  maintain or cause to be  maintained  at its expense an office or
offices  or  agency  or  agencies  in  Minneapolis,   Minnesota  where  Certificates  may  be  surrendered  for
registration  of transfer  or exchange  and where  notices  and demands to or upon the Trust  Administrator  in respect of the  Certificates and this Agreement may be served.  The Trust  Administrator  initially  designates its Corporate  Trust Office as its office for such purpose.  The Trust  Administrator  will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

SECTION 6.07.  Book Entry Certificates.

               Notwithstanding the foregoing,  the Book-Entry  Certificates,  upon original issuance,  shall be issued in the form of one or more  typewritten  Certificates  representing the Book-Entry  Certificates,  to be delivered  to  DTC,  the  initial  Clearing  Agency,  by,  or on  behalf  of,  the  Depositor.  The  Book-Entry
Certificates  shall initially be registered on the Certificate  Register in the name of Cede & Co., the nominee of DTC, as the  initial  Clearing  Agency,  and no  Beneficial  Holder will  receive a  definitive  certificate representing  such  Beneficial  Holder's  interest in the  Certificates,  except as  provided in  Section 6.09.
Unless and until definitive,  fully registered  Certificates  ("Definitive  Certificates")  have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)     the  provisions of this  Section 6.07  shall be in full force and effect with respect to the Book-Entry
Certificates;

(b)     the  Depositor  and the Trust  Administrator  may deal with the Clearing  Agency for all purposes  with respect to the Book-Entry  Certificates  (including the making of  distributions  on such  Certificates) as the sole Holder of such Certificates;

(c)     to the extent that the  provisions  of this  Section 6.07  conflict  with any other  provisions of this
Agreement, the provisions of this Section 6.07 shall control; and

(d)     the rights of the  Beneficial  Holders of the Book-Entry  Certificates  shall be exercised only through the  Clearing  Agency and the  Participants  and shall be limited to those  established  by law and  agreements between such  Beneficial  Holders and the Clearing Agency and/or the  Participants.  Pursuant to the Depository
Agreement,  unless and until Definitive Certificates are issued pursuant to Section 6.09,  the initial Clearing
Agency  will make  book-entry  transfers  among the  Participants  and receive and  transmit  distributions  of principal and interest on the related Book-Entry Certificates to such Participants.

               For  purposes of any  provision  of this  Agreement  requiring  or  permitting  actions with the consent of, or at the direction of, Holders of the Book-Entry  Certificates  evidencing a specified  percentage of the aggregate unpaid principal  amount of such  Certificates,  such direction or consent may be given by the
Clearing  Agency at the direction of  Beneficial  Holders  owning such  Certificates  evidencing  the requisite percentage of principal  amount of such  Certificates.  The Clearing Agency may take  conflicting  actions with respect to the  Book-Entry  Certificates  to the extent that such actions are taken on behalf of the Beneficial
Holders.

SECTION 6.08.  Notices to Clearing Agency.

               Whenever  notice or other  communication  to the Holders of Book-Entry  Certificates is required under  this  Agreement,  unless  and  until  Definitive  Certificates  shall  have been  issued to the  related
Certificateholders  pursuant  to  Section 6.09,  the  Trust  Administrator  shall  give  all such  notices  and communications  specified  herein to be given to Holders of the Book-Entry  Certificates to the Clearing Agency
which  shall  give  such  notices  and  communications  to the  related  Participants  in  accordance  with its applicable rules, regulations and procedures.

SECTION 6.09.  Definitive Certificates.

               If (a) the Depositor  advises the Trust  Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its  responsibilities  under the Depository Agreement with respect to the  Certificates and the Trust  Administrator  or the Depositor is unable to locate a qualified  successor,
(b) the  Depositor,  with the  consent of the  applicable  Participants,  advises  the Trust  Administrator  in writing that it elects to terminate the book-entry system with respect to the Book-Entry  Certificates  through the Clearing  Agency or (c) after  the  occurrence of an Event of Default,  Holders of Book-Entry  Certificates
evidencing  not less than 66-2/3% of the  aggregate  Class  Principal  Balance of the  Book-Entry  Certificates
advise the Trust  Administrator  in writing that the  continuation  of a book-entry  system with respect to the such  Certificates  through  the  Clearing  Agency is no longer in the best  interests  of the  Holders of such
Certificates with respect to the Book-Entry  Certificates and the applicable  Participants  consent,  the Trust
Administrator  shall  notify  all  Holders of such  Certificates  of the  occurrence  of any such event and the availability of Definitive  Certificates.  Upon surrender to the Trust  Administrator  of such  Certificates by the Clearing Agency,  accompanied by registration  instructions from the Clearing Agency for registration,  the
Trust  Administrator  shall  authenticate  and deliver the Definitive  Certificates.  Neither the Depositor nor
the Trust  Administrator  shall be liable for any delay in delivery of such  instructions  and may conclusively rely  on,  and  shall  be  protected  in  relying  on,  such  instructions.  Upon the  issuance  of  Definitive
Certificates  all  references  herein to  obligations  imposed upon or to be  performed by the Clearing  Agency shall be deemed to be imposed upon and  performed by the Trust  Administrator,  to the extent  applicable  with respect  to such  Definitive  Certificates,  and  the  Trust  Administrator  shall  recognize  the  Holders  of
Definitive Certificates as Certificateholders hereunder.

                                                  ARTICLE VII

                                     THE DEPOSITOR, THE SELLER, THE MASTER
                                SERVICER, THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01.  Liabilities of the Seller, the Depositor, the Master Servicer, the Back-Up Servicer, the
                                    Servicers and the Special Servicer.

               The Depositor,  the Seller,  the Master Servicer,  the Back-Up  Servicer,  each Servicer and the
Special  Servicer  shall be liable under this  Agreement to any other party to this  Agreement,  including  the liability  of  each  Servicer  to the  Master  Servicer  in  accordance  herewith  only  to the  extent  of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02.  Merger or Consolidation of the Seller, the Depositor, the Back-Up Servicer, the Master
                                    Servicer, the Servicers or the Special Servicer.

               Subject  to the  immediately  succeeding  paragraph,  the  Depositor,  the  Seller,  the  Master
Servicer,  the Back-Up  Servicer,  each Servicer and the Special  Servicer will each do or cause to be done all things  necessary to preserve and keep in full force and effect its existence,  rights and franchises  (charter and statutory) and will each obtain and preserve its  qualification to do business as a foreign  corporation in each  jurisdiction  in  which  such  qualification  is or  shall be  necessary  to  protect  the  validity  and enforceability  of this  Agreement,  or any of the Mortgage  Loans and to perform its  respective  duties under this Agreement.

               Any Person into which the Depositor,  the Seller, the Master Servicer, the Back-Up Servicer, any
Servicer or the Special  Servicer may be merged or  consolidated,  or any Person  resulting  from any merger or consolidation to which the Depositor,  the Seller, the Master Servicer,  the Back-Up Servicer,  any Servicer or
the Special Servicer shall be a party, or any Person  succeeding to the business of the Depositor,  the Seller, the Back-Up  Servicer  or any  Servicer,  shall be the  successor  of the  Depositor,  the Seller,  the Back-Up
Servicer or such Servicer,  as the case may be, hereunder,  without the execution or filing of any paper or any further  act on the  part of any of the  parties  hereto,  anything  herein  to the  contrary  notwithstanding;
provided,  however,  that the successor or surviving Person to the Master Servicer,  the Back-Up Servicer,  any
such Servicer or the Special  Servicer  shall be qualified to sell mortgage  loans to, and to service  mortgage loans on behalf of, FNMA or FHLMC.

               Notwithstanding  anything else in this  Section 7.02 or in Section 7.04  hereof to the contrary, the Master  Servicer or a Servicer  may assign its rights and delegate  its duties and  obligations  under this
Agreement;  provided,  however, that the Master Servicer or such Servicer gives the Depositor,  the Trustee and the Trust Administrator  notice of such assignment;  provided,  further,  (a) that such purchaser or transferee accepting  such  assignment  and  delegation  shall  be an  institution  that  is a  FNMA  and  FHLMC  approved seller/servicer  in good  standing,  which has a net worth of at least  $15,000,000,  and which is  willing  to service the Mortgage Loans and (b) such  purchaser or transferee  executes and delivers to the  Depositor,  the
Trustee and the Trust  Administrator an agreement  accepting such delegation and assignment,  which contains an assumption by such Person of the rights, powers, duties,  responsibilities,  obligations and liabilities of the
Master Servicer,  the Back-Up Servicer or such Servicer,  with like effect as if originally named as a party to this  Agreement;  provided,  further,  that each of the  Rating  Agencies  acknowledge  that its  rating of the
Certificates  in effect  immediately  prior to such  assignment will not be qualified or reduced as a result of such assignment and delegation.  In the case of any such assignment and delegation,  the Master  Servicer,  the
Back-Up  Servicer or such  Servicer  shall be released from its  obligations  under this  Agreement  (except as provided  above),  except that the Master  Servicer,  Back-Up  0Servicer or the related  Servicer  shall remain liable  for all  liabilities  and  obligations  incurred  by it as the Master  Servicer,  Back-Up  Servicer  or
Servicer  hereunder prior to the  satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

SECTION 7.03.  Limitation on Liability of the Seller, the Depositor, the Master Servicer, the Back-Up
                                    Servicer, the Servicers, the Special Servicer and Others.

               None of the Depositor,  the Master Servicer, the Back-Up Servicer, any Servicer, the Seller, the
Special  Servicer,  nor any of the  directors,  officers,  employees  or agents of the  Depositor,  the  Master
Servicer,  the Back-Up Servicer,  any Servicer, the Seller or the Special Servicer shall be under any liability to the  Certificateholders  for any action taken or for refraining  from the taking of any action in good faith pursuant to this  Agreement,  or for errors in  judgment;  provided,  however,  that this  provision  shall not protect the Depositor,  the Master  Servicer,  the Back-Up  Servicer,  any Servicer,  the Seller or the Special
Servicer against any breach of  representations  or warranties made by it herein or protect the Depositor,  the
Master Servicer,  the Back-Up Servicer,  any Servicer, the Seller or the Special Servicer or any such director, officer,  employee  or agent  from any  liability  which  would  otherwise  be  imposed  by  reasons of willful misfeasance,  bad faith or gross negligence in the performance of duties or by reason of reckless  disregard of obligations and duties  hereunder.  The Depositor,  the Master Servicer,  the Back-Up  Servicer,  any Servicer,
the Seller and the Special Servicer and any director,  officer,  employee or agent of the Depositor, the Master
Servicer,  the Back-Up  Servicer,  any Servicer,  the Seller or the Special  Servicer may rely in good faith on any document of any kind prima facie  properly  executed and  submitted  by any Person  respecting  any matters arising  hereunder.  The Depositor,  the Master Servicer,  the Back-Up Servicer,  any Servicer,  the Seller and
the Special Servicer and any director,  officer,  employee or agent of the Depositor,  the Master Servicer, the
Back-Up Servicer,  any Servicer,  the Seller or the Special Servicer shall be indemnified by the Trust Fund and held harmless  against any loss,  liability or expense incurred in connection with any legal action relating to this Agreement or the  Certificates,  other than any loss,  liability or expense  incurred by reason of willful misfeasance,  bad faith or gross  negligence in the  performance  of duties  hereunder or by reason of reckless disregard  of  obligations  and duties  hereunder.  None of the  Depositor,  the Master  Servicer,  the Back-Up
Servicer,  any  Servicer,  the  Seller or the  Special  Servicer  shall be under any  obligation  to appear in, prosecute or defend any legal action that is not incidental to their  respective  duties hereunder and which in its opinion may involve it in any expense or  liability;  provided,  however,  that the  Depositor,  the Master
Servicer,  the Back-Up  Servicer,  any  Servicer,  the Seller or the  Special  Servicer  may in its  discretion undertake any such action that it may deem  necessary or desirable in respect of this  Agreement and the rights
and  duties  of  the  parties  hereto  and  interests  of  the  Trustee,   the  Trust   Administrator  and  the
Certificateholders  hereunder;  provided,  however,  that in the  event the  related  Servicer  agrees,  at the request of the Seller,  to act on behalf of the Seller in any dispute or litigation  that is not  incidental to such Servicer's  duties  hereunder and that relates to the origination of a Mortgage Loan, the Seller shall pay all  expenses  associated  with the  management  and defense of such claim.  Anything in this  Agreement to the contrary  notwithstanding,  in no event shall the Master Servicer,  the Back-Up  Servicer,  any Servicer or the
Special  Servicer  be liable for  special,  indirect  or  consequential  loss or damage of any kind  whatsoever
(including but not limited to lost profits),  even if the Master Servicer,  the Back-Up  Servicer,  the related
Servicer or the Special  Servicer has been advised of the  likelihood of such loss or damage and  regardless of the form of action.

SECTION 7.04.  Master Servicer and Servicer Not to Resign; Transfer of Servicing.

(a)     Neither the Master  Servicer  nor any  Servicer  shall resign from the  obligations  and duties  hereby imposed on it except (i) upon  appointment of a successor master servicer or successor  servicer and receipt by the  Trustee and the Trust  Administrator  of a letter from each  Rating  Agency  that such a  resignation  and appointment  will  not  result  in a  downgrading  of the  rating  of any of the  Certificates  related  to the applicable  Mortgage  Loans, or (ii) upon  determination  that its duties  hereunder are no longer  permissible under  applicable  law. Any such  determination  under clause  (ii) permitting  the  resignation  of the Master
Servicer or a Servicer  shall be  evidenced  by an Opinion of Counsel to such effect  delivered  to the Trustee and the Trust  Administrator.  No such  resignation  shall become effective until the successor master servicer
or  successor   servicer  shall  have  assumed  the  Master  Servicer  or  such   Servicer's,   as  applicable,
responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.

(b)     Notwithstanding the foregoing,  at DLJMC's request, so long as it is the owner of the related servicing rights,  the Master  Servicer or SPS shall resign,  upon the selection and  appointment  of a successor  master servicer or servicer,  as applicable;  provided that DLJMC delivers to the Trustee and the Trust  Administrator the letter required in  Section 7.04(a)(i) above.  Notwithstanding the foregoing,  in the event that the Master
Servicer is appointed  as the  successor  servicer to SPS,  the  requirements  of  Section 7.04(a)(i) shall  be waived.  In connection  with the foregoing,  unless  otherwise  directed by DLJMC in writing on or prior to the first day of the second  month  following  the Closing  Date,  DLJMC  hereby  directs SPS to resign as Servicer hereunder  and appoints the Master  Servicer to service the SPS Serviced  Mortgage  Loans,  effective as of the first day of the third month  following  the Closing  Date.  In  connection  with its  resignation,  SPS hereby agrees to deliver to the Master  Servicer on the date of its  resignation  a schedule  setting forth all of the
SPS Mortgage  Loans as of such date.  The Master  Servicer  agrees that, as of the first day of the third month following  the  Closing  Date,  it will  service the SPS  Serviced  Mortgage  Loans,  and that such loans shall constitute  Wells Fargo  Serviced  Mortgage  Loans,  in  accordance  with the terms of this  Agreement.  If the
Master Servicer resigns pursuant to this  Section 7.04(b),  DLJMC shall pay the Master Servicer an amount equal to the  product  of (a) the  Stated  Principal  Balance  of all of the  Mortgage  Loans  then  outstanding  and
(b) 0.02%.

(c)     Notwithstanding  the  foregoing,  if the Trust  Administrator  shall for any  reason no longer be Trust
Administrator  hereunder,  at DLJMC's  request,  the Master  Servicer  shall  resign,  upon the  selection  and appointment  of a  successor  master  servicer;  provided  that DLJMC  delivers  to the  Trustee  and the Trust
Administrator the letter required in Section 7.04(a)(i) above.

(d)     Notwithstanding  the  foregoing,  at DLJMC's  request,  the Special  Servicer  shall  resign,  upon the selection  and  appointment  of a successor  special  servicer by DLJMC;  provided  that DLJMC  delivers to the
Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05.  Master Servicer, Seller and Servicers May Own Certificates.

               Each of the  Master  Servicer,  the  Seller,  the  Special  Servicer  and each  Servicer  in its individual  or any other  capacity may become the owner or pledgee of  Certificates  with the same rights as it would have if it were not the Master Servicer, the Seller, the Special Servicer or a Servicer.

SECTION 7.06.  Termination of Duties of the Back-Up Servicer.

               The rights and  obligations of the Back-Up  Servicer under this Agreement  shall  terminate upon the earlier of (i) the  appointment  of the Back-Up  Servicer (or its  affiliate) as successor  Servicer to SPS and (ii) the  termination of Wells Fargo as Back-Up  Servicer by the Seller.  The Seller may remove Wells Fargo as Back-Up Servicer at any time.

                                                 ARTICLE VIII

                                                    DEFAULT

SECTION 8.01.  Events of Default.

               "Event of Default," wherever used herein,  and as to the Master Servicer or any Servicer,  means any one of the following  events  (whatever  reason for such Event of Default and whether it shall be voluntary or  involuntary  or be effected by operation of law or pursuant to any  judgment,  decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)     any failure by the Master  Servicer or a Servicer  to remit to the  Certificateholders  or to the Trust
Administrator  any payment  other than an Advance  required to be made by the Master  Servicer or such Servicer under the terms of this  Agreement,  which failure shall continue  unremedied for a period of (i) with  respect to the Master  Servicer or a Servicer other than Wells Fargo,  one Business Day and (ii) with  respect to Wells
Fargo,  two Business  Days,  after the date upon which written  notice of such failure shall have been given to the Master Servicer or such Servicer by the Trust  Administrator  or the Depositor or to the Master Servicer or
the related  Servicer and the Trust  Administrator  by the Holders of Certificates  having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)     any  failure by the Master  Servicer or a Servicer  to observe or perform in any  material  respect any other of the  covenants  or  agreements  on the part of the Master  Servicer  or a Servicer  contained  in this
Agreement  (except as set forth in (c) and  (g) below) which failure  (i) materially  affects the rights of the
Certificateholders  and (ii) shall  continue unremedied for a period of 60 days after the date on which written notice  of such  failure  shall  have  been  given  to the  Master  Servicer  or  such  Servicer  by the  Trust
Administrator  or the Depositor,  or to the Master  Servicer or a Servicer and the Trust  Administrator  by the
Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)     if a  representation  or warranty set forth in  Section 2.03  hereof made solely in its capacity as the
Master  Servicer or a Servicer  shall prove to be materially  incorrect as of the time made in any respect that materially and adversely  affects  interests of the  Certificateholders,  and the circumstances or condition in respect of which such  representation  or warranty was incorrect shall not have been eliminated or cured within
90 days after the date on which  written  notice  thereof  shall have been given to the Master  Servicer or the related Servicer by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

(d)     a decree or order of a court or agency or supervisory  authority  having  jurisdiction  in the premises for the  appointment  of a  conservator  or receiver or  liquidator in any  insolvency,  readjustment  of debt, marshalling  of assets and  liabilities  or similar  proceedings,  or for the  winding-up or liquidation of its affairs,  shall have been  entered  against the Master  Servicer  or a Servicer  and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)     the Master  Servicer or a Servicer  shall consent to the  appointment  of a conservator  or receiver or liquidator  in any  insolvency,  readjustment  of debt,  marshalling  of  assets  and  liabilities  or  similar proceedings  of or  relating  to the  Master  Servicer  or such  Servicer  or all or  substantially  all of the property of the Master Servicer or such Servicer; or

(f)     the Master  Servicer or a Servicer  shall admit in writing its inability to pay its debts  generally as they become due,  file a petition to take  advantage  of, or commence a voluntary  case under,  any  applicable insolvency or  reorganization  statute,  make an assignment  for the benefit of its  creditors,  or voluntarily suspend payment of its obligations; or

(g)     any  failure of the Master  Servicer  or a Servicer  to make any  Advance in the manner and at the time required  to be made from its own funds  pursuant  to  Section 5.01  of this  Agreement  and after  receipt  of written  notice from the Trust  Administrator  of such failure,  which failure  continues  unremedied  (i) with respect to the Master  Servicer or a Servicer,  other than Wells Fargo (in its capacity as a  Servicer),  after
2 p.m., New York City time, on the Business Day immediately  following the Master Servicer's or such Servicer's receipt of such notice and  (ii) with  respect to Wells Fargo (in its  capacity as a  Servicer),  on the second
Business Day immediately following Wells Fargo's receipt of such notice; or

(h)     notwithstanding  anything  to the  contrary in  Section 8.01(b) and  with  respect to SPS,  (i) (A) any failure by SPS to comply with  Section 13.01(a),  which failure shall  continue  unremedied  for a period of 30 days  after the date on which  written  notice of such  failure  shall  have  been  given to SPS by the  Master
Servicer  and (B) the Master  Servicer  shall have  delivered  written  notice to the Trust  Administrator  and
Depositor that such failure has not been remedied  after such 30 day period,  or (ii) the  Master  Servicer has concluded  in a  written  report  to the Trust  Administrator,  based  solely  on the  reports  required  to be delivered to the Master  Servicer by SPS  pursuant to  Section 13.01(a),  either (1) that SPS is not  servicing the SPS Mortgage  Loans in  accordance  with Accepted  Servicing  Practices or (2) that SPS has failed the Loss and Delinquency Test; or

(i)     (a) the servicer  rankings or ratings for a Servicer are downgraded to "below average" status by one or more of the  Rating  Agencies  rating the  Certificates  or (b) one  or more  Classes of the  Certificates  are downgraded or placed on negative  watch due in whole or in part to the  performance or servicing of a Servicer;
or

(j)     the servicer  rankings or ratings for a Servicer,  other than SPS and Ocwen, are downgraded two or more levels  below  the level in  effect  on the  Closing  Date by one or more of the  Rating  Agencies  rating  the
Certificates; or

(k)     (a) either (i) the master  servicer  rankings or ratings for the Master  Servicer are downgraded two or more levels  below the level in effect on the  Closing  date by one or more of the Rating  Agencies  rating the
Certificates  or (ii) the  Master  Servicer  rankings or ratings for the Master  Servicer,  are  downgraded  to
"below  average"  status by one or more of the  Rating  Agencies  rating  the  Certificates  or (b) one or more
Classes  of the  Certificates  are  downgraded  or  placed  on  negative  watch  due in whole or in part to the performance or master servicing of the Master Servicer; or

(l)     any failure by an applicable  Servicer to (a) remit  payment of an Assigned  Prepayment  Premium to the
Collection  Account  or  (b) remit  funds in the  amount  equal to an  Assigned  Prepayment  Premium  which the applicable Servicer has failed to collect,  in each case as required pursuant to this Agreement,  which failure continues  unremedied  for a period  of one  Business  Day after the date  upon  which  written  notice of such failure,  requiring the same to be remedied,  shall have been given to the Servicer by the Trust Administrator, the Master Servicer, the Trustee or the Depositor.

               If an Event of Default  due to the  actions or  inaction  of the Master  Servicer  or a Servicer described in clauses  (a) through  (f) of this  Section shall  occur, then, and in each and every such case, so long as such  Event  of  Default  shall  not have  been  remedied,  (i) the  Trust  Administrator  shall at the direction  of the  Trustee or the Holders of  Certificates  evidencing  not less than 25% of the Voting  Rights evidenced by the  Certificates,  by notice in writing to the Master  Servicer or such Servicer  (with a copy to the Rating  Agencies),  terminate  all of the rights and  obligations  of the Master  Servicer or such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing  Advances  previously made, as provided in  Section 3.08)  and (ii) the Master Servicer may, if such Event of Default is due to the actions or  inactions  of a  Servicer,  by notice in writing  to such  Servicer  (with a copy to the Rating  Agencies), terminate  all of the rights and  obligations  of such  Servicer  under this  Agreement  (other  than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

               If an Event of Default  described  in clause  (g) shall  occur,  (i) if the Master  Servicer has failed to make any Advance,  the Trustee,  and (ii) if any Servicer has failed to make any Advance,  the Master
Servicer,  shall prior to the next  Distribution  Date,  immediately make such Advance and terminate the rights and  obligations of the Master  Servicer or applicable  Servicer,  as applicable,  hereunder and succeed to the rights  and  obligations  of the Master  Servicer  or such  Servicer,  as  applicable,  hereunder  pursuant  to
Section 8.02,  including the obligation to make Advances on such succeeding  Distribution  Date pursuant to the terms  hereof.  No Event of Default with respect to the Master  Servicer or a Servicer  shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

               If an Event of Default set forth in clause  (h)(ii) above  shall occur, the Trust  Administrator shall furnish the  Certificateholders  the Master Servicer's  written report as to SPS's servicing  performance in the next monthly  statement  to  Certificateholders  distributed  pursuant to  Section 4.05.  If an Event of
Default  set  forth in  clause  (h) or  (i) shall  occur,  the  Trust  Administrator  or the  Depositor  (after consulting with the Trust Administrator),  may, or at the direction of  Certificateholders  evidencing not less than 51% or more of the  Voting  Rights  evidenced  by the  Certificates,  the Trust  Administrator  shall,  by written  notice  to the  Servicer  (with  a copy  to each  Rating  Agency),  terminate  all of the  rights  and obligations  of SPS as  Servicer  under  this  Agreement.  With  respect  to an Event of  Default  set forth in clauses (h) or  (i) above and upon any  termination of SPS as Servicer  pursuant to this  paragraph,  DLJMC, in accordance with Section 7.04(b),  shall appoint a successor servicer,  irrespective of DLJMC's ownership of the related  servicing rights.  Any such servicing  transfer as a result of an Event of Default set forth in clause
(h) or  (i) shall  be  accomplished  in 60 days  from the date the  Trust  Administrator  delivers  the  Master
Servicer's report to Certificateholders or from the date SPS received such notice of termination.

               If an Event of Default  described in clause (h) or (i)(3) occurs,  DLJMC shall reimburse SPS for all  unreimbursed  Advances and Servicing  Advances made by SPS on the date the servicing is transferred to the successor  servicer  hereunder and DLJMC shall be entitled to  reimbursement  by the successor  servicer of any such amounts as and to the extent such amounts are received by the successor  servicer  under the terms of this
Agreement.

               If an Event of Default  described in clause (i), (j) or (l) occurs,  the Master  Servicer or the
Back-Up  Servicer  solely with respect to clause (i), shall at the direction of DLJMC,  by notice in writing to such Servicer,  terminate all of the rights and  obligations of such Servicer under this Agreement  (other than rights to reimbursement for Advances and Servicing  Advances  previously made, as provided in Section 3.08) and shall appoint as successor  Servicer the entity  selected by DLJMC in accordance  with  Section 8.02;  provided that DLJMC shall first furnish to the Master  Servicer or the Back-Up  Servicer,  as applicable,  a letter from each Rating Agency that the  appointment  of such  successor  will not result in a downgrading of the rating of any of the Certificates.

               If an Event of Default  described in clause (k) occurs,  the Trustee  shall at the  direction of
DLJMC, by notice in writing to the Master  Servicer,  terminate all of the rights and obligations of the Master
Servicer under this Agreement  (other than rights to  reimbursement  for Advances  previously made, as provided in  Section 3.08)  and shall appoint as successor  Master  Servicer the entity  selected by DLJMC in accordance with  Section 8.02;  provided  that DLJMC shall first  furnish to the Trustee a letter from each Rating  Agency that  the  appointment  of such  successor  will  not  result  in a  downgrading  of the  rating  of any of the
Certificates.

               No Event of  Default  with  respect  to the  Servicer  shall  affect the rights or duties of the
Master Servicer or constitute an Event of Default as to the Master Servicer.

SECTION 8.02.  Master Servicer or Trust Administrator to Act; Appointment of Successor.

               On and after  the time the  Master  Servicer  or a  Servicer  receives  a notice of  termination pursuant to  Section 8.01  hereof or resigns  pursuant to  Section 7.04  hereof,  subject to the  provisions of
Section 3.04  hereof, the Trustee (in the case of the Master Servicer),  the Trust Administrator or the Back-Up
Servicer  (in the  case of SPS),  shall  be the  successor  in all  respects  to the  Master  Servicer  or such
Servicer,  as  applicable,  in  its  capacity  as  servicer  under  this  Agreement  and  with  respect  to the transactions  set forth or  provided  for herein and shall be subject to all the  responsibilities,  duties and liabilities  relating thereto placed on the Master Servicer or such Servicer,  as applicable,  by the terms and provisions hereof;  provided,  that the Trustee,  the Trust  Administrator,  the Master Servicer or the Back-Up
Servicer,  as applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage
Loan made by the Master  Servicer or any  Servicer,  as  applicable,  and shall not effect any  repurchases  or substitutions of any Mortgage Loan;  provided,  further,  that it is understood and acknowledged by the parties hereto  that there will be a full  period of  transition  (not to exceed  ninety  (90) days)  before the actual servicing  functions of any Servicer can be fully transferred to Wells Fargo as successor  Servicer;  provided, further,  that during such period of transition Wells Fargo, as successor Servicer,  shall continue to make all required  Compensating  Interest  Payments and  Advances.  As  compensation  therefor,  the Trustee,  the Trust
Administrator,  the Back-Up  Servicer or the Master  Servicer,  as  applicable,  shall be entitled to all funds relating to the Mortgage Loans that the Master  Servicer or related  Servicer (the "Replaced  Servicer")  would have been entitled to charge to the related  Collection  Account if the Replaced  Servicer had continued to act hereunder (except that the Replaced  Servicer shall retain the right to be reimbursed for advances  (including, without  limitation,  Advances and Servicing  Advances)  theretofore made by the Replaced Servicer with respect to which it would be entitled to be  reimbursed  as provided in  Section 3.08  if it had not been so terminated or resigned).  Notwithstanding the foregoing,  if the Trustee,  the Trust  Administrator,  the Back-Up Servicer
or the Master  Servicer,  as applicable,  has become the successor to a Replaced  Servicer,  in accordance with this  Section 8.02,  the Trustee,  the Trust  Administrator,  the Back-Up Servicer or the Master  Servicer,  as
applicable,  may,  if it shall be  unwilling  to so act,  or  shall,  if it is unable  to so act,  appoint,  or petition a court of competent  jurisdiction to appoint,  any established  mortgage loan servicing  institution, the  appointment  of which  does not  adversely  affect the then  current  rating of the  Certificates,  as the successor  to the Master  Servicer,  the Back-Up  Servicer  or a  Servicer,  as  applicable,  hereunder  in the assumption  of all or any part of the  responsibilities,  duties or  liabilities  of the Master  Servicer,  the
Back-Up  Servicer or such Servicer,  as applicable,  provided that such successor to the Master  Servicer,  the
Back-Up  Servicer  or the  Servicer,  as  applicable,  shall not be deemed to have made any  representation  or warranty as to any Mortgage Loan made by the Master Servicer or the related  Servicer,  as applicable.  Pending appointment  of a successor  to the Master  Servicer,  the  Back-Up  Servicer  or a  Servicer,  as  applicable, hereunder,  the Trustee,  the Trust Administrator or the Master Servicer,  as applicable,  unless such party is prohibited  by law from so acting,  shall act in such  capacity as provided  herein.  In  connection  with such appointment  and  assumption,  the  Trustee,  the Trust  Administrator,  the  Master  Servicer  or the  Back-Up
Servicer,  as applicable,  may make such arrangements for the compensation of such successor out of payments on
Mortgage Loans as it and such successor shall agree;  provided,  however, that no such compensation shall be in excess of that  permitted  the Replaced  Servicer,  hereunder.  The  Trustee,  the Trust  Administrator  or the
Master Servicer, as applicable,  and such successor shall take such action,  consistent with this Agreement, as shall be  necessary to  effectuate  any such  succession.  None of the Trustee,  the Trust  Administrator,  the
Master  Servicer nor any other successor  servicer shall be deemed to be in default  hereunder by reason of any failure to make,  or any delay in making,  any  distribution  hereunder  or any portion  thereof  caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

               A Replaced  Servicer that has been terminated  shall,  at the request of the Trustee,  the Trust
Administrator,  the  Master  Servicer  or the  Back-Up  Servicer,  as  applicable,  but at the  expense of such
Replaced  Servicer deliver to the assuming party all documents and records relating to the applicable  Mortgage
Loans and an accounting of amounts collected and held by it and otherwise use commercially  reasonable  efforts to effect the orderly and efficient  transfer and assignment of such  servicing,  but only to the extent of the
Mortgage  Loans  serviced  thereunder,  to  the  assuming  party.  Notwithstanding  anything  to  the  contrary contained  herein,  the  termination  of a Servicer under this  Agreement  shall not extend to any  Subservicer meeting the requirements of  Section 3.02(a) and  otherwise  servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

               The Master  Servicer,  the Back-Up  Servicer and each Servicer shall  cooperate with the Trustee and the Trust  Administrator and any successor  servicer in effecting the termination of a Replaced  Servicer's responsibilities  and rights  hereunder,  including  without  limitation,  the transfer to such  successor  for administration  by it of all  cash  amounts  which  shall  at the  time be  credited  by such  Servicer  to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

               None of the Trustee,  the Trust  Administrator nor any other successor  servicer shall be deemed to be in  default  hereunder  by reason  of any  failure  to make,  or any delay in  making,  any  distribution hereunder or any portion  thereof caused by (a) the  failure of the Master  Servicer,  the Back-Up  Servicer or any Servicer to (i) deliver,  or any delay in delivering,  cash,  documents or records to it, or (ii) cooperate as required by this Agreement,  or  (b) restrictions  imposed by any regulatory  authority having  jurisdiction over the Master Servicer, the Back-Up Servicer or the related Servicer.

               Any  successor  to a Servicer  as  servicer  shall  during the term of its  service as  servicer
maintain  in  force  the  policy  or  policies  that  such  Servicer  is  required  to  maintain   pursuant  to
Section 3.09(b) hereof.

               If a Servicer  that has been  terminated  fails to pay all costs  related to the  transition  of servicing to the  successor  Servicer,  the  successor  Servicer  shall be entitled to  reimbursement  of those amounts from the Trust.

               In connection  with the  termination  or  resignation  of a Servicer  hereunder,  either (i) the successor  Servicer,  including the Trust  Administrator or Master Servicer if either of such parties is acting as successor  Servicer or Back-Up Servicer,  shall represent and warrant that it or an affiliate is a member of
MERS in good  standing  and shall agree to comply in all material  respects  with the rules and  procedures  of
MERS in  connection  with the  servicing  of the  related  Mortgage  Loans that are  registered  with MERS,  or
(ii) the  Replaced  Servicer,  at its sole expense,  shall cooperate with the successor  Servicer either (x) in causing  MERS to execute and deliver an  Assignment  of Mortgage in  recordable  form to transfer  the Mortgage from MERS to the Trustee and to execute and deliver such other  notices,  documents  and other  instruments  as may be necessary or desirable to effect a transfer of such  Mortgage  Loan or servicing of such  Mortgage  Loan on the MERS®  System to the  successor  Servicer or (y) in  causing  MERS to  designate on the MERS® System the successor  Servicer as the servicer of such Mortgage  Loan (at the cost and expense of the  successor  Servicer to the  extent  such  costs  relate  to the  qualification  of such  successor  Servicer  as a member  of MERS, otherwise at the cost and expense of the Replaced  Servicer).  The Replaced  Servicer shall file or cause to be filed any such  assignment  in the  appropriate  recording  office.  The  successor  Servicer  shall cause such assignment  to be delivered to the Trustee  promptly  upon receipt of the original  with  evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 8.03.  Notification to Certificateholders.

(a)     Upon any  termination or appointment of a successor to the Master  Servicer or any Servicer,  the Trust
Administrator  shall give  prompt  written  notice  thereof to the Seller and the  Certificateholders  at their respective addresses appearing in the Certificate Register and to the Rating Agencies,  or, as applicable,  the
Master Servicer shall give prompt written notice thereof to the Trust Administrator.

(b)     Within two Business Days after the occurrence of any Event of Default,  the Trust  Administrator  shall transmit by mail to the Seller and all  Certificateholders,  and the Rating  Agencies notice of each such Event of Default  hereunder known to the Trust  Administrator,  unless such Event of Default shall have been cured or waived.

SECTION 8.04.  Waiver of Events of Default.

               The  Holders  representing  at least 66% of the  Voting  Rights of  Certificates  affected  by a default or Event of Default  hereunder  may waive any  default or Event of  Default;  provided,  however,  that
(a) a default or Event of Default under clause (g) of  Section 8.01  may be waived,  only by all of the Holders of Certificates  affected by such default or Event of Default and (b) no waiver  pursuant to this  Section 8.04 shall affect the Holders of Certificates in the manner set forth in  Section 12.01(b)(i),  (ii) or (iii).  Upon any such  waiver of a default or Event of Default by the  Holders  representing  the  requisite  percentage  of
Voting Rights of  Certificates  affected by such default or Event of Default,  such default or Event of Default shall  cease to exist and shall be deemed to have been  cured and  remedied  for every  purpose  hereunder.  No such  waiver  shall  extend  to any  subsequent  or other  default  or Event of  Default  or  impair  any right consequent thereon except to the extent expressly so waived.

                                                   ARTICLE IX

                                            CONCERNING THE TRUSTEE

SECTION 9.01.  Duties of Trustee.

               The Trustee,  prior to the  occurrence  of an Event of Default and after the curing or waiver of all  Events of Default  that may have  occurred,  undertakes  with  respect  to the Trust Fund to perform  such duties and only such duties as are  specifically  set forth in this  Agreement.  In case an Event of Default of which a Responsible  Officer of the Trustee shall have actual knowledge has occurred and remains  uncured,  the
Trustee shall  exercise such of the rights and powers vested in it by this  Agreement,  and use the same degree of care and skill in their exercise,  as a prudent person would exercise or use under the  circumstances in the conduct of such person's own affairs.  Any permissive  right of the Trustee set forth in this  Agreement  shall not be construed as a duty.

               The Trustee,  upon receipt of all  resolutions,  certificates,  statements,  opinions,  reports, documents,  orders  or other  instruments  furnished  to the  Trustee  that  are  specifically  required  to be furnished  pursuant to any provision of this Agreement shall examine them to determine  whether they conform to the  requirements  of this  Agreement.  The Trustee shall have no duty to recompute,  recalculate or verify the accuracy of any resolution,  certificate,  statement,  opinion,  report, document, order or other instrument so furnished  to the  Trustee.  If any such  instrument  is found not to  conform in any  material  respect to the requirements  of this  Agreement,  the Trustee shall notify the  Certificateholders  of such  instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

               No provision of this Agreement  shall be construed to relieve the Trustee from liability for its own  negligent  action,  its own  negligent  failure to act or its own  misconduct,  its  negligent  failure to perform its obligations in compliance  with this  Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)     prior to the  occurrence  of an Event of Default of which a  Responsible  Officer of the Trustee  shall have  actual  knowledge,  and after the curing or of all such  Events of Default  that may have  occurred,  the duties and obligations of the Trustee shall be determined  solely by the express  provisions of this Agreement, the Trustee shall not be personally  liable except for the  performance  of such duties and  obligations as are specifically  set  forth in this  Agreement,  no  implied  covenants  or  obligations  shall be read  into this
Agreement  against the Trustee and the Trustee may  conclusively  rely, as to the truth of the  statements  and the correctness of the opinions expressed  therein,  upon any certificates or opinions furnished to the Trustee and conforming to the  requirements of this Agreement which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)     the  Trustee  shall  not be  personally  liable  for an  error  of  judgment  made in good  faith  by a
Responsible  Officer or Responsible  Officers of the Trustee,  unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)     the Trustee shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in accordance  with this  Agreement at the  direction of the Holders of  Certificates evidencing  greater than 50% of the Voting  Rights  allocated  to each  Class of  Certificates  relating to the time,  method and place of conducting  any proceeding  for any remedy  available to the Trustee,  or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)     no provision of this  Agreement  shall require the Trustee to expend or risk its own funds or otherwise incur any financial  liability in the  performance of any of its duties  hereunder or in the exercise of any of its  rights or powers if it shall  have  reasonable  grounds  for  believing  that  repayment  of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(e)     the  Trustee  shall  have no  responsibility  for any act or  omission  of the Trust  Administrator  or
LaSalle,  it being  understood and agreed that the Trustee,  Trust  Administrator  and LaSalle are  independent contractors and not agents, partners or joint venturers.

               The Trustee shall not be deemed to have  knowledge of any Event of Default or event which,  with notice or lapse of time,  or both,  would  become an Event of  Default,  unless a  Responsible  Officer  of the
Trustee shall have received written notice thereof from a Servicer,  the Depositor or a  Certificateholder,  or a  Responsible  Officer of the  Trustee  has  actual  notice  thereof,  and in the  absence  of such  notice no provision  hereof requiring the taking of any action or the assumption of any duties or  responsibility  by the
Trustee  following  the  occurrence  of any Event of Default or event  which,  with  notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

               The Trustee shall have no duty hereunder with respect to any complaint,  claim,  demand,  notice or other  document  it may receive or which may be alleged to have been  delivered  to or served upon it by the parties as a  consequence  of the  assignment  of any Mortgage  Loan  hereunder;  provided,  however,  that the
Trustee  shall use its best  efforts to remit to the Master  Servicer or the related  Servicer  upon receipt of any such  complaint,  claim,  demand,  notice or other document  (i) which is delivered to the Corporate  Trust
Office of the Trustee,  (ii) of which a Responsible  Officer has actual  knowledge,  and  (iii) which  contains information  sufficient  to permit the  Trustee to make a  determination  that the real  property to which such document relates is a Mortgaged Property.

SECTION 9.02.  Certain Matters Affecting the Trustee.

(a)     Except as otherwise provided in Section 9.01:

(i)     the Trustee may request and rely upon and shall be protected in acting or  refraining  from acting upon any  resolution,  Officer's  Certificate,  certificate  of  auditors,  Servicing  Officers or any other certificate,  statement,  instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document  believed  by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)    the Trustee may consult with counsel,  financial advisors or accountants and any advice of such Persons or any Opinion of Counsel  shall be full and complete  authorization  and  protection in respect of any action taken or suffered or omitted by it hereunder  in good faith and in  accordance  with such advice or Opinion of Counsel;

(iii)   the Trustee  shall be under no  obligation to exercise any of the trusts or powers vested in it by this
        Agreement or to  institute,  conduct or defend any  litigation  hereunder or in relation  hereto at the request,  order or  direction  of any of the  Certificateholders  pursuant  to the  provisions  of this
        Agreement,  unless such  Certificateholders  shall have offered to the Trustee  reasonable  security or indemnity  against  the costs,  expenses  and  liabilities  which may be  incurred  therein or thereby;
        nothing contained herein shall, however, relieve the Trustee of the obligation,  upon the occurrence of an Event of Default of which a Responsible  Officer of the Trustee shall have actual  knowledge  (which has not been  cured or  waived),  to  exercise  such of the  rights  and  powers  vested  in it by this
        Agreement,  and to use the same degree of care and skill in their  exercise as a prudent  person  would exercise or use under the circumstances in the conduct of such person's own affairs;

(iv)    the Trustee  shall not be  personally  liable for any action  taken,  suffered or omitted by it in good faith and believed by it to be authorized or within the  discretion or rights or powers  conferred upon it by this Agreement;

(v)     prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of Default that may have occurred,  the Trustee shall not be bound to make any  investigation  into the facts or  matters  stated in any  resolution,  certificate,  statement,  instrument,  opinion,  report, notice,  request,  consent,  order,  approval,  bond or other paper or  document,  unless  requested in writing so to do by Holders of Certificates  evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates;  provided,  however, that if the payment within a reasonable time to the
        Trustee  of the  costs,  expenses  or  liabilities  likely to be  incurred  by it in the making of such investigation is, in the opinion of the Trustee,  not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement,  the Trustee may require  reasonable  indemnity  against such expense or liability as a condition  to taking any such action;  the  reasonable  expense of every such investigation  shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such  investigation  relates to an Event of Default by the Master  Servicer  or by such  Servicer, respectively,  if an Event of Default by the Master  Servicer or by such  Servicer  shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)    the Trustee may execute any of the trusts or powers  hereunder or perform any duties  hereunder  either directly  or by or  through  agents or  attorneys  and the  Trustee  shall not be  responsible  for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)   the Trustee shall not be required to expend its own funds or otherwise  incur any  financial  liability in the  performance of any of its duties  hereunder if it shall have  reasonable  grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)  the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)    the right of the Trustee to perform any  discretionary  act enumerated in this  Agreement  shall not be construed as a duty,  and the Trustee shall not be answerable  for other than its negligence or willful misconduct in the performance of such act.

(b)     All  rights  of action  under  this  Agreement  or under any of the  Certificates,  enforceable  by the
Trustee,  may be enforced by it without the possession of any of the  Certificates,  or the production  thereof at the trial or other proceeding  relating thereto,  and any such suit, action or proceeding  instituted by the
Trustee  shall be brought in its name for the benefit of all the Holders of such  Certificates,  subject to the provisions of this Agreement.

SECTION 9.03.  Trustee Not Liable for Certificates or Mortgage Loans.

               The recitals  contained  herein shall be taken as the  statements of the Depositor or the Master
Servicer or a Servicer,  as the case may be, and the Trustee assumes no responsibility  for their  correctness.
The Trustee makes no representations  as to the validity or sufficiency of this Agreement,  the Certificates or of any  Mortgage  Loan  or  related  document  or of  MERS  or the  MERS®  System.  The  Trustee  shall  not be accountable  for the use or application by the Depositor,  the Seller,  the Master Servicer or any Servicers of
any funds paid to the  Depositor or the Master  Servicer or any  Servicer in respect of the  Mortgage  Loans or deposited in or withdrawn from the  Certificate  Account by the Depositor,  the Seller,  the Master Servicer or
the  Servicers.  The Trustee  shall not be  responsible  for the legality or validity of this  Agreement or the validity,  priority,  perfection or sufficiency of the security for the  Certificates  issued or intended to be issued  hereunder.  The  Trustee  shall  have no  responsibility  for  filing  any  financing  or  continuation statement in any public office at any time or to otherwise  perfect or maintain the  perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04.  Trustee May Own Certificates.

               The  Trustee  in its  individual  or any other  capacity  may  become  the owner or  pledgee  of
Certificates and may transact business with the other parties hereto and with their  Affiliates,  with the same rights as it would have if it were not the Trustee.

SECTION 9.05.  Trustee's Fees and Expenses.

               The Trustee shall be compensated by the Trust  Administrator as separately  agreed.  The Trustee and any director,  officer,  employee or agent of the Trustee shall be  indemnified  by DLJMC and held harmless
(up to a maximum of $150,000)  against any loss,  liability or expense  (including  reasonable  attorney's fees and  expenses)  (i) incurred  in  connection  with any claim or legal  action  relating to (a) this  Agreement,
(b) the  Certificates,  or (c) the  performance of any of the Trustee's duties hereunder,  other than any loss, liability or expense  incurred by reason of willful  misconduct,  bad faith or negligence in the performance of any of the  Trustee's  duties  hereunder  or  incurred  by reason of any  action  of the  Trustee  taken at the direction  of the  Certificateholders  and  (ii) resulting  from  any  error in any tax or  information  return prepared  by the  Master  Servicer  or a  Servicer.  Such  indemnity  shall  survive  the  termination  of this
Agreement  or the  resignation  or removal of the  Trustee  hereunder.  Without  limiting  the  foregoing,  the
Depositor  covenants and agrees,  except as otherwise  agreed upon in writing by the Depositor and the Trustee, and except for any such  expense,  disbursement  or advance  as may arise from the  Trustee's  negligence,  bad faith or willful misconduct,  to pay or reimburse the Trustee, for all reasonable  expenses,  disbursements and advances  incurred or made by the Trustee in  accordance  with any of the  provisions  of this  Agreement  with respect to: (A) the reasonable  compensation  and the expenses and  disbursements of its counsel not associated with  the  closing  of the  issuance  of the  Certificates,  (B)  the  reasonable  compensation,  expenses  and disbursements of any accountant,  engineer or appraiser that is not regularly  employed by the Trustee,  to the extent that the Trustee  must engage such persons to perform  acts or services  hereunder  and (C) printing and engraving  expenses in connection  with preparing any  Definitive  Certificates.  Except as otherwise  provided herein,  the Trustee  shall not be  entitled  to payment or  reimbursement  for any  routine  ongoing  expenses incurred by the Trustee in the ordinary  course of its duties as Trustee  hereunder or for any other  expenses.
Anything  in this  Agreement  to the  contrary  notwithstanding,  in no event  shall the  Trustee be liable for special,  indirect or  consequential  loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trustee has been advised of the  likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06.  Eligibility Requirements for Trustee.

               The Trustee  hereunder  shall at all times be a corporation or  association  organized and doing business  under the laws of any state or the United States of America,  authorized  under such laws to exercise corporate  trust powers,  having ratings on its long term debt  obligations at the time of such  appointment in at least the third  highest  rating  category by both Moody's and S&P  (provided  that if such rating is in the third  highest  rating  category of S&P, the Trustee  shall also have a  short-term  rating from S&P of A-1) or such  lower  ratings as will not cause  Moody's  or S&P to lower  their  then  current  ratings of the  Class A
Certificates  (other than the Class 5-X and Residual  Certificates),  having a combined  capital and surplus of at least  $50,000,000  and  subject to  supervision  or  examination  by federal  or state  authority.  If such corporation  or  association  publishes  reports of  condition  at least  annually,  pursuant  to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this Section 9.06 the  combined  capital  and  surplus of such  corporation  or  association  shall be deemed to be its  combined capital and surplus as set forth in its most  recent  report of  condition  so  published.  In case at any time the Trustee shall cease to be eligible in accordance  with the  provisions  of this  Section 9.06,  the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07.  Resignation and Removal of Trustee.

               The  Trustee  may at any time  resign  and be  discharged  from the  trusts  hereby  created  by
(a) giving  written  notice of  resignation  to the  Depositor,  DLJMC,  the Trust  Administrator,  the  Master
Servicer,  the Special  Servicer and the Servicers and by mailing  notice of  resignation  by first class mail, postage prepaid, to the  Certificateholders  at their addresses appearing on the Certificate  Register,  and to the  Rating  Agencies,  not less than 60 days  before  the date  specified  in such  notice  when,  subject  to
Section 9.08,  such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with
Section 9.08 meeting the qualifications set forth in Section 9.06.

               If at any time the  Trustee  shall cease to be eligible in  accordance  with the  provisions  of
Section 9.06  hereof and shall fail to resign after  written  request  thereto by the  Depositor,  or if at any time the  Trustee  shall  become  incapable  of acting,  or shall be  adjudged a bankrupt  or  insolvent,  or a receiver of the Trustee or of its  property  shall be  appointed,  or any public  officer  shall take charge or control of the  Trustee or of its  property  or affairs  for the  purpose of  rehabilitation,  conservation  or liquidation  or if  the  Trustee  breaches  any of its  obligations  or  representations  hereunder,  then  the
Depositor  may remove the Trustee and appoint a successor  trustee by written  instrument,  in  duplicate,  one copy of  which  instrument  shall be  delivered  to the  Trustee  and one copy to the  successor  trustee.  The
Trustee  may also be removed at any time by the  Holders of  Certificates  evidencing  not less than 50% of the
Voting  Rights  evidenced  by the  Certificates.  Notice  of any  removal  of the  Trustee  and  acceptance  of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

               If no successor  trustee shall have been so appointed and have  accepted  appointment  within 30 days after the giving of such notice of  resignation or receipt of a notice of removal,  the resigning  Trustee may, at the Trust Fund's  expense,  petition  any court of  competent  jurisdiction  for the  appointment  of a successor trustee.

               Any  resignation or removal of the Trustee and  appointment of a successor  trustee  pursuant to any of the  provisions of this  Section 9.07  shall become  effective  upon  acceptance of  appointment  by the successor trustee as provided in Section 9.08 hereof.

SECTION 9.08.  Successor Trustee.

               Any successor  trustee appointed as provided in Section 9.07  hereof shall execute,  acknowledge and  deliver  to the  Depositor  and to its  predecessor  trustee  an  instrument  accepting  such  appointment hereunder and thereupon the resignation or removal of the predecessor  trustee shall become  effective and such successor  trustee,  without any further  act,  deed or  conveyance,  shall  become  fully  vested with all the rights,  powers,  duties and  obligations of its predecessor  hereunder,  with the like effect as if originally named as trustee  herein.  The  Depositor,  upon receipt of all amounts due it hereunder,  and the  predecessor trustee shall execute and deliver such  instruments  and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights,  powers,  duties, and obligations.

               No successor  trustee shall accept  appointment as provided in this  Section 9.08  unless at the time of such  acceptance such successor  trustee shall be eligible under the provisions of Section 9.06  hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

               Upon  acceptance of appointment  by a successor  trustee as provided in this  Section 9.08,  the
Depositor  shall mail notice of the  succession  of such trustee  hereunder to all Holders of  Certificates  at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor  trustee,  the successor  trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09.  Merger or Consolidation of Trustee.

               Any  Person  into  which  the  Trustee  may be  merged  or  converted  or with  which  it may be consolidated or any Person  resulting from any merger,  conversion or  consolidation to which the Trustee shall be a party,  or any Person  succeeding  to the business of the Trustee,  shall be the  successor of the Trustee hereunder,  provided that such Person shall be eligible  under the  provisions of  Section 9.06  hereof without the execution or filing of any paper or further act on the part of any of the parties  hereto,  anything herein to the contrary notwithstanding.

SECTION 9.10.  Appointment of Co-Trustee or Separate Trustee.

               Notwithstanding any other provisions of this Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any
Mortgage Note may at the time be located,  the Master  Servicer and the Trustee  acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trustee to act as co-trustee or co-trustees  jointly with the Trustee,  or separate trustee or separate  trustees,  of all or any part of the Trust Fund,  and to vest in such Person or Persons,  in such capacity and for the benefit of the  applicable  Certificateholders,  such title to the Trust Fund,  or any part thereof,  and,  subject to the other  provisions  of this  Section 9.10,  such powers,  duties,  obligations,  rights and trusts as the Master
Servicer and the Trustee may consider  necessary or  desirable.  If the Master  Servicer  shall not have joined in such  appointment  within  fifteen  days  after the  receipt  by it of a request to do so, or in the case an
Event of Default  shall have  occurred and be  continuing,  the Trustee alone shall have the power to make such appointment.  No co-trustee or separate  trustee  hereunder  shall be required to meet the terms of eligibility as a successor  trustee  under  Section 9.06  and no notice to  Certificateholders  of the  appointment  of any co-trustee or separate trustee shall be required under Section 9.08.

               Every separate  trustee and co-trustee  shall, to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)     all rights,  powers,  duties and  obligations  conferred or imposed  upon the  Trustee,  except for any obligation  of the  Trustee  under this  Agreement  to  advance  funds on behalf of the  Master  Servicer  or a
Servicer,  shall be  conferred or imposed  upon and  exercised  or  performed by the Trustee and such  separate trustee or co-trustee  jointly (it being  understood that such separate trustee or co-trustee is not authorized to act  separately  without  the Trustee  joining in such act),  except to the extent that under any law of any jurisdiction  in which any  particular  act or acts are to be  performed  by the  Trustee  (whether  as Trustee hereunder  or as  successor  to the Master  Servicer  or a  Servicer),  the  Trustee  shall be  incompetent  or unqualified  to  perform  such  act or acts,  in which  event  such  rights,  powers,  duties  and  obligations
(including  the holding of title to the Trust Fund or any portion  thereof in any such  jurisdiction)  shall be exercised  and  performed  singly by such separate  trustee or  co-trustee,  but solely at the direction of the
Trustee;

(b)     no trustee  hereunder  shall be held  personally  liable by reason of any act or  omission of any other trustee hereunder; and

(c)     the Master  Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

               Any notice,  request or other writing given to the Trustee shall be deemed to have been given to each of the then  separate  trustees  and  co-trustees,  as  effectively  as if  given  to each of them.  Every instrument  appointing any separate  trustee or co-trustee  shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee,  upon its acceptance of the trusts  conferred,  shall be vested with the estates or property  specified  in its  instrument  of  appointment,  either  jointly  with the
Trustee  or  separately,  as may be  provided  therein,  subject  to all  the  provisions  of  this  Agreement, specifically  including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or  affording  protection  to, the  Trustee.  Every such  instrument  shall be filed with the Trustee and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

               Any  separate  trustee or  co-trustee  may,  at any time,  constitute  the  Trustee its agent or attorney-in-fact,  with full power and  authority,  to the extent not  prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf  and in its name.  The Trust  Administrator  shall not be responsible  for all action or inaction of any  separate  trustee or  co-trustee.  If any  separate  trustee or co-trustee  shall die,  become  incapable  of acting,  resign or be removed,  all of its  estates,  properties, rights,  remedies and trusts shall vest in and be  exercised  by the Trustee,  to the extent  permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11.  Office of the Trustee.

               The office of the Trustee for purposes of receipt of notices and demands is the Corporate  Trust
Office.

                                                    ARTICLE X

                                      CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01. Duties of Trust Administrator.

               The Trust  Administrator,  prior to the occurrence of an Event of Default of which a Responsible
Officer of the Trust  Administrator  shall have actual  knowledge  and after the curing or waiver of all Events of Default that may have  occurred,  undertakes  with respect to the Trust Fund to perform such duties and only such  duties  as are  specifically  set  forth  in this  Agreement.  In case an  Event  of  Default  of which a
Responsible  Officer of the Trust  Administrator  shall have actual knowledge has occurred and remains uncured, the Trust  Administrator  shall exercise such of the rights and powers vested in it by this Agreement,  and use the same  degree of care and skill in their  exercise,  as a prudent  person  would  exercise  or use under the circumstances  in the conduct of such person's own affairs.  Any  permissive  right of the Trust  Administrator set forth in this Agreement shall not be construed as a duty.

               The Trust Administrator,  upon receipt of all resolutions,  certificates,  statements, opinions, reports,  documents,  orders or other instruments  furnished to the Trust  Administrator  that are specifically required to be furnished  pursuant to any provision of this Agreement  shall examine them to determine  whether they conform to the requirements of this Agreement.  The Trust  Administrator  shall have no duty to recompute, recalculate  or verify the accuracy of any  resolution,  certificate,  statement,  opinion,  report,  document, order or other  instrument  so furnished to the Trust  Administrator.  If any such  instrument  is found not to conform in any material respect to the  requirements of this Agreement,  the Trust  Administrator  shall notify the  Certificateholders  of such  instrument in the event that the Trust  Administrator,  after so  requesting, does not receive a satisfactorily corrected instrument.

               No  provision of this  Agreement  shall be  construed  to relieve the Trust  Administrator  from liability for its own negligent action,  its own negligent failure to act or its own misconduct,  its negligent failure to perform its obligations in compliance  with this Agreement,  or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)     prior  to the  occurrence  of an  Event  of  Default  of  which  a  Responsible  Officer  of the  Trust
Administrator  shall have  actual  knowledge,  and after the curing or of all such  Events of Default  that may have  occurred,  the  duties and  obligations  of the Trust  Administrator  shall be  determined  solely by the express  provisions of this Agreement,  the Trust  Administrator  shall not be personally liable except for the performance  of such  duties  and  obligations  as are  specifically  set forth in this  Agreement,  no implied covenants  or  obligations  shall be read into this  Agreement  against the Trust  Administrator  and the Trust
Administrator  may  conclusively  rely, as to the truth of the statements  and the  correctness of the opinions expressed  therein,  upon any certificates or opinions  furnished to the Trust  Administrator and conforming to the  requirements of this Agreement  which it reasonably  believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)     the Trust  Administrator  shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible  Officers of the Trust  Administrator,  unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)     the Trust  Administrator  shall not be personally liable with respect to any action taken,  suffered or omitted to be taken by it in good faith in  accordance  with this  Agreement or at the direction of the Holders of  Certificates  evidencing  greater than 50% of the Voting  Rights  allocated to each  Class of  Certificates relating to the time,  method and place of  conducting  any  proceeding  for any remedy  available to the Trust
Administrator,  or exercising any trust or power conferred upon the Trust Administrator,  under this Agreement;
and

(d)     no provision of this Agreement  shall require the Trust  Administrator  to expend or risk its own funds or  otherwise  incur any  financial  liability  in the  performance  of any of its duties  hereunder  or in the exercise of any of its rights or powers if it shall have  reasonable  grounds for believing  that  repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               The Trust Administrator shall have no duty (A) to see to any recording,  filing or depositing of this  Agreement  or any  agreement  referred to herein or any  financing  statement or  continuation  statement evidencing a security  interest,  or to see to the maintenance of any such  recording,  filing or depositing or to any  rerecording,  refiling or  redepositing of any thereof,  (B) to see to any insurance,  or (C) to see to the payment or discharge of any tax,  assessment or other  governmental  charge or any lien or  encumbrance  of any kind owing with respect to,  assessed or levied  against,  any part of the Trust Fund other than from funds available in the Certificate Account.

               Except with respect to an Event of Default  described in clause (a) of  Section 8.01,  the Trust
Administrator  shall not be deemed to have  knowledge  of any Event of Default or event  which,  with notice or lapse  of time,  or both,  would  become  an Event of  Default,  unless  a  Responsible  Officer  of the  Trust
Administrator  shall  have  received  written  notice  thereof  from the Master  Servicer  or a  Servicer,  the
Depositor,  or a  Certificateholder,  or a  Responsible  Officer of the Trust  Administrator  has actual notice thereof,  and in the  absence of such  notice no  provision  hereof  requiring  the taking of any action or the assumption of any duties or  responsibility  by the Trust  Administrator  following the occurrence of any Event of Default or event which,  with notice or lapse of time or both,  would  become an Event of Default,  shall be effective as to the Trust Administrator.

               The Trust  Administrator  shall have no duty  hereunder  with respect to any  complaint,  claim, demand,  notice or other  document it may receive or which may be alleged to have been  delivered  to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan  hereunder;  provided,  however, that the Trust  Administrator  shall use its best efforts to remit to the Master  Servicer or the Servicer upon receipt  of any such  complaint,  claim,  demand,  notice  or other  document  (i) which  is  delivered  to the
Corporate Trust Office of the Trust  Administrator,  (ii) of which a Responsible  Officer has actual knowledge, and  (iii) which  contains  information  sufficient to permit the Trust  Administrator  to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 10.02. Certain Matters Affecting the Trust Administrator.

(a)     Except as otherwise provided in Section 10.01:

(i)     the Trust  Administrator  may request and rely upon and shall be protected in acting or refraining from acting upon any resolution,  Officer's Certificate,  certificate of auditors, Servicing Officers or any other certificate,  statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document  believed by it to be genuine and to have been signed or  presented  by the proper party or parties;

(ii)    the Trust  Administrator may consult with counsel,  financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete  authorization  and protection in respect of any action taken or suffered or omitted by it hereunder  in good faith and in  accordance  with such advice or opinion of counsel;

(iii)   the Trust  Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute,  conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders  pursuant to the provisions of this
        Agreement,  unless such  Certificateholders  shall have offered to the Trust  Administrator  reasonable security or indemnity  against the costs,  expenses and  liabilities  which may be incurred  therein or thereby;  nothing contained herein shall,  however,  relieve the Trust Administrator of the obligation, upon the  occurrence of an Event of Default of which a Responsible  Officer of the Trust  Administrator shall have actual  knowledge  (which has not been cured or waived),  to exercise such of the rights and powers vested in it by this  Agreement,  and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the  circumstances  in the conduct of such person's own affairs;

(iv)    the Trust Administrator shall not be personally liable for any action taken,  suffered or omitted by it in good  faith and  believed  by it to be  authorized  or  within  the  discretion  or rights or powers conferred upon it by this Agreement;

(v)     prior to the  occurrence of an Event of Default  hereunder and after the curing or waiver of all Events of  Default  that  may  have  occurred,  the  Trust  Administrator  shall  not be  bound  to  make  any investigation into the facts or matters stated in any resolution,  certificate,  statement, instrument, opinion,  report, notice, request,  consent,  order, approval, bond or other paper or document,  unless requested  in writing so to do by Holders of  Certificates  evidencing  greater  than 50% of the Voting
        Rights  allocated  to each  Class of  Certificates;  provided,  however,  that if the payment  within a reasonable time to the Trust Administrator of the costs,  expenses or liabilities likely to be incurred by it in the  making  of  such  investigation  is,  in the  opinion  of the  Trust  Administrator,  not reasonably  assured to the Trust  Administrator  by the  security  afforded  to it by the terms of this
        Agreement,  the Trust Administrator may require reasonable  indemnity against such expense or liability as a condition to taking any such action; the reasonable  expense of every such investigation  shall be paid (A) by the Master  Servicer or by the  applicable  Servicer  in the event that such  investigation relates to an Event of Default by the Master  Servicer or by such Servicer,  respectively,  if an Event of Default by the Master  Servicer or such  Servicer  shall have  occurred and is  continuing,  and (B)
        otherwise by the Certificateholders requesting the investigation;

(vi)    the Trust  Administrator  may  execute  any of the trusts or powers  hereunder  or  perform  any duties hereunder  either directly or by or through agents or attorneys and the Trust  Administrator  shall not be  responsible  for any  misconduct or negligence on the part of any such agent or attorney  appointed with due care;

(vii)   the Trust  Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the  performance of any of its duties  hereunder if it shall have  reasonable  grounds for believing that repayment of such funds or adequate  indemnity  against such liability is not assured to it;

(viii)  the Trust  Administrator  shall not be liable for any loss on any  investment of funds pursuant to this
        Agreement except as provided in Section 3.05(e);

(ix)    the right of the Trust  Administrator  to perform any  discretionary  act  enumerated in this Agreement shall not be construed as a duty,  and the Trust  Administrator  shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)     The Trust  Administrator  shall not be required to give any bond or surety in respect of the  execution of the Trust Fund created hereby or the powers granted hereunder.

(b)     All rights of action under this  Agreement or under any of the  Certificates,  enforceable by the Trust
Administrator,  may be enforced by it without the  possession  of any of the  Certificates,  or the  production thereof at the trial or other proceeding relating thereto,  and any such suit, action or proceeding  instituted by the  Trust  Administrator  shall  be  brought  in its  name  for  the  benefit  of all the  Holders  of such
Certificates, subject to the provisions of this Agreement.

SECTION 10.03. Trust Administrator Not Liable for Certificates or Mortgage Loans.

               The recitals  contained  herein shall be taken as the  statements of the Depositor or the Master
Servicer or a Servicer,  as the case may be, and the Trust  Administrator  assumes no responsibility  for their correctness.  The Trust  Administrator  makes no  representations  as to the  validity or  sufficiency  of this
Agreement,  the Certificates or of any Mortgage Loan or related  document.  The Trust  Administrator  shall not be accountable  for the use or application by the Depositor,  the Seller,  the Master Servicer or the Servicers
of any funds paid to the Depositor or the Master  Servicer or any Servicer in respect of the Mortgage  Loans or deposited in or withdrawn from the  Certificate  Account by the Depositor,  the Seller,  the Master Servicer or
the  Servicers.  The  Trust  Administrator  shall not be  responsible  for the  legality  or  validity  of this
Agreement or the validity,  priority,  perfection or sufficiency of the security for the Certificates issued or intended  to be issued  hereunder.  The  Trust  Administrator  shall  have no  responsibility  for  filing  any financing or  continuation  statement in any public office at any time or to otherwise  perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04. Trust Administrator May Own Certificates.

               The Trust  Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05. Trust Administrator's Fees and Expenses.

               As compensation for its services  hereunder,  the Trust  Administrator  shall be entitled to the
investment   income  or  other  benefit  derived  from  balances  in  the  Certificate   Account   pursuant  to
Section 3.05(e) (the  "Trust Administrator Fee"). The Trust Administrator and any director,  officer,  employee or agent of the Trust  Administrator  shall be  indemnified  by DLJMC (or if DLJMC  shall fail to do so, by the
Trust) and held harmless  against any loss,  liability or expense  (including  reasonable  attorney's  fees and expenses)  (i) incurred in connection with any claim or legal action  relating to (a) this  Agreement,  (b) the
Certificates,  (c) the Custodial Agreement,  or (d) the performance of any of the Trust Administrator's  duties hereunder or under the Custodial  Agreement,  other than any loss,  liability or expense  incurred by reason of willful  misfeasance,  bad faith or negligence in the  performance of any of the Trust  Administrator's  duties hereunder  or  incurred  by reason  of any  action of the Trust  Administrator  taken at the  direction  of the
Certificateholders  and  (ii) resulting  from any error in any tax or information return prepared by the Master
Servicer or a Servicer;  provided,  however, that the sum of (x) such indemnity amounts payable by DLJMC or the
Trust to the Trust  Administrator  pursuant to this  Section 10.05  and (y) the  indemnity  amounts  payable by
DLJMC or the Trust to the Master  Servicer  pursuant to  Section 3.14(c),  shall not exceed  $200,000 per year;
provided,  further,  that any amounts not payable by DLJMC or the Trust to the Trust  Administrator  due to the
preceding  proviso  shall be  payable  by DLJMC (or if DLJMC  fails to do so, by the  Trust) in any  succeeding year,  subject  to the  aggregate  $200,000  per  annum  limitation  imposed  by the  preceding  proviso.  Such indemnity  shall  survive  the  termination  of this  Agreement  or the  resignation  or  removal  of the Trust
Administrator  hereunder.  Without  limiting  the  foregoing,  DLJMC (or if DLJMC  fails to do so,  the  Trust)
shall,  except as  otherwise  agreed upon in writing by DLJMC and the Trust  Administrator,  and except for any such expense,  disbursement  or advance as may arise from the Trust  Administrator's  negligence,  bad faith or willful  misconduct,  pay or  reimburse  the  Trust  Administrator  (up to a  maximum  of  $150,000),  for  all reasonable  expenses,  disbursements  and advances  incurred or made by the Trust  Administrator  in accordance with any of the  provisions  of this  Agreement  with  respect  to:  (A) the  reasonable  compensation  and the expenses  and  disbursements  of  its  counsel  not  associated  with  the  closing  of  the  issuance  of  the
Certificates,  (B) the reasonable  compensation,  expenses and  disbursements  of any  accountant,  engineer or appraiser  that  is  not  regularly  employed  by the  Trust  Administrator,  to  the  extent  that  the  Trust
Administrator  must engage such persons to perform acts or services  hereunder  and (C) printing and  engraving expenses in connection  with preparing any Definitive  Certificates.  In addition,  DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for  recertification  fees required to be paid by the Trust  Administrator  pursuant to the Custodial  Agreement.  Except as otherwise  provided  herein,  the
Trust  Administrator  shall not be  entitled  to payment or  reimbursement  for any  routine  ongoing  expenses incurred by the Trust  Administrator  in the ordinary course of its duties as Trust  Administrator,  Registrar,
Tax Matters Person or Paying Agent hereunder.  Anything in this Agreement to the contrary  notwithstanding,  in no event shall the Trust  Administrator be liable for special,  indirect or consequential loss or damage of any kind whatsoever  (including but not limited to lost profits),  even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06. Eligibility Requirements for Trust Administrator.

               The Trust  Administrator  hereunder  shall at all times be (a) an  institution  the  deposits of which are fully insured by the FDIC and (b) a corporation or banking  association  organized and doing business under the laws of any state or the United States of America,  authorized under such laws to exercise  corporate trust powers,  having a combined  capital and surplus of at least  $50,000,000  and subject to  supervision  or examination  by  federal  or state  authority  and  (c) with  respect to every  successor  Trust  Administrator hereunder an institution  the long-term  unsecured debt  obligations of which are rated at least Baa3 or better by Moody's and BBB or better by S&P unless the failure of the Trust  Administrator's  long-term  unsecured debt obligations  to have such ratings  would not result in the lowering of the ratings  originally  assigned to any
Class of  Certificates.  If such  corporation or banking  association  publishes  reports of condition at least annually,  pursuant to law or to the  requirements of the aforesaid  supervising or examining  authority,  then for the purposes of this  Section 10.06  the combined  capital and surplus of such  corporation  or association shall be deemed to be its combined  capital and surplus as set forth in its most recent  report of condition so published.  In case at any time the Trust  Administrator  shall  cease to be eligible  in  accordance  with the provisions of this  Section 10.06,  the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07. Resignation and Removal of Trust Administrator.

               The Trust  Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving  written notice of resignation to the Depositor,  the Seller,  the Trustee,  the Master Servicer,
the Special  Servicer and the  Servicers  and by mailing  notice of  resignation  by first class mail,  postage prepaid,  to the  Certificateholders  at their  addresses  appearing on the  Certificate  Register,  and to the
Rating  Agencies,  not  less  than  60 days  before  the  date  specified  in  such  notice  when,  subject  to
Section 10.08,  such resignation is to take effect,  and  (b) acceptance by a successor trust  administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

               If at any time the  Trust  Administrator  shall  cease to be  eligible  in  accordance  with the provisions of  Section 10.06  hereof and shall fail to resign after written  request  thereto by the Depositor, or if at any time the Trust  Administrator  shall become  incapable of acting,  or shall be adjudged a bankrupt or insolvent,  or a receiver of the Trust  Administrator  or of its property shall be appointed,  or any public officer shall take charge or control of the Trust  Administrator  or of its property or affairs for the purpose of rehabilitation,  conservation or liquidation or if the Trust  Administrator  breaches any of its obligations or  representations  hereunder,  then the Depositor may remove the Trust  Administrator and appoint a successor trust  administrator by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the Trust  Administrator and one copy to the successor trust  administrator.  The Trust  Administrator may also be  removed at any time by the  Trustee or the  Holders  of  Certificates  evidencing  not less than 50% of the
Voting Rights evidenced by the  Certificates.  Notice of any removal of the Trust  Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

               If no successor trust administrator  shall have been so appointed and have accepted  appointment within 30 days  after  the  giving of such  notice  of  resignation  or  receipt  of a notice of  removal,  the resigning Trust  Administrator may, at the Trust Fund's expense,  petition any court of competent  jurisdiction for the appointment of a successor trust administrator.

               Notwithstanding  the foregoing,  if the Master Servicer shall for any reason no longer be Master
Servicer  hereunder,  at  DLJMC's  request,  the Trust  Administrator  shall  resign,  upon the  selection  and appointment of a successor trust administrator meeting the qualifications set forth in Section 10.06.

               Any  resignation or removal of the Trust  Administrator  and  appointment  of a successor  trust administrator  pursuant to any of the provisions of this  Section 10.07  shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

SECTION 10.08. Successor Trust Administrator.

               Any successor trust administrator  appointed as provided in Section 10.07  hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor  trust  administrator  an instrument  accepting such  appointment  hereunder and thereupon the  resignation or removal of the predecessor  trust  administrator shall become  effective and such successor  trust  administrator,  without any further act, deed or conveyance, shall become fully vested with all the rights,  powers,  duties and obligations of its  predecessor  hereunder, with the like effect as if originally  named as Trust  Administrator  herein.  The  Depositor,  upon receipt of all  amounts due it  hereunder,  and the  predecessor  trust  administrator  shall  execute  and  deliver  such instruments  and do such other things as may  reasonably be required for more fully and  certainly  vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

               No successor  trust  administrator  shall accept  appointment as provided in this  Section 10.08 unless  at the time of such  acceptance  such  successor  trust  administrator  shall  be  eligible  under  the provisions of  Section 10.06  hereof and its acceptance  shall not adversely  affect the then current rating of the Certificates.

               Upon  acceptance  of  appointment  by a  successor  trust  administrator  as  provided  in  this
Section 10.08,  the Depositor shall mail notice of the succession of such trust administrator  hereunder to all
Holders of  Certificates at their  addresses as shown in the  Certificate  Register.  If the Depositor fails to mail such notice within ten days after  acceptance of appointment  by the successor  trust  administrator,  the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

SECTION 10.09. Merger or Consolidation of Trust Administrator.

               Any Person into which the Trust  Administrator  may be merged or  converted or with which it may be  consolidated  or any Person  resulting  from any merger,  conversion  or  consolidation  to which the Trust
Administrator shall be a party, or any Person succeeding to the business of the Trust  Administrator,  shall be the  successor of the Trust  Administrator  hereunder,  provided  that such Person shall be eligible  under the provisions of  Section 10.06  hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10. Appointment of Co-Trust Administrator or Separate Trust Administrator.

               Notwithstanding any other provisions of this Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the Trust  Fund or  property  securing  any
Mortgage  Note may at the time be located,  the Master  Servicer  and the Trust  Administrator  acting  jointly shall have the power and shall execute and deliver all  instruments to appoint one or more Persons  approved by the Trust  Administrator  to act as co-trust  administrator or co-trust  administrators  jointly with the Trust
Administrator,  or separate trust  administrator  or separate trust  administrators,  of all or any part of the
Trust Fund,  and to vest in such  Person or Persons,  in such  capacity  and for the benefit of the  applicable
Certificateholders,  such title to the Trust Fund, or any part thereof,  and,  subject to the other  provisions of this  Section 10.10,  such powers,  duties,  obligations,  rights and trusts as the Master  Servicer and the
Trust  Administrator  may consider  necessary or  desirable.  If the Master  Servicer  shall not have joined in such  appointment  within  fifteen  days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing,  the Trust  Administrator  alone shall have the power to make such  appointment.  No co-trust  administrator or separate trust  administrator  hereunder shall be required to meet the  terms of  eligibility  as a  successor  trust  administrator  under  Section 10.06  and no  notice to
Certificateholders  of the appointment of any co-trust  administrator or separate trust  administrator shall be required under Section 10.08.

               Every separate trust administrator and co-trust  administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)     all rights,  powers, duties and obligations  conferred or imposed upon the Trust Administrator,  except for any  obligation of the Trust  Administrator  under this  Agreement to advance funds on behalf of the Master
Servicer  or the  Servicer,  shall be  conferred  or  imposed  upon and  exercised  or  performed  by the Trust
Administrator  and such separate trust  administrator  or co-trust  administrator  jointly (it being understood that such separate trust  administrator or co-trust  administrator is not authorized to act separately  without the Trust  Administrator  joining in such act),  except to the extent that under any law of any jurisdiction in which  any  particular  act  or  acts  are to be  performed  by  the  Trust  Administrator  (whether  as  Trust
Administrator  hereunder or as  successor  to the Master  Servicer or the  Servicer),  the Trust  Administrator
shall be incompetent or  unqualified  to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the  holding  of title  to the  Trust  Fund or any  portion  thereof  in any such jurisdiction)  shall be  exercised  and  performed  singly by such  separate  trust  administrator  or co-trust administrator, but solely at the direction of the Trust Administrator;

(b)     no trust  administrator  hereunder shall be held personally  liable by reason of any act or omission of any other trust administrator hereunder; and

(c)     the Master Servicer and the Trust  Administrator  acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

               Any notice,  request or other writing given to the Trust  Administrator  shall be deemed to have been given to each of the then separate trust  administrators  and co-trust  administrators,  as effectively as if  given  to  each of  them.  Every  instrument  appointing  any  separate  trust  administrator  or  co-trust administrator  shall  refer to this  Agreement  and the  conditions  of this  Article  X. Each  separate  trust administrator and co-trust  administrator,  upon its acceptance of the trusts  conferred,  shall be vested with the  estates  or  property  specified  in  its  instrument  of  appointment,  either  jointly  with  the  Trust
Administrator  or separately,  as may be provided  therein,  subject to all the  provisions of this  Agreement, specifically  including every provision of this Agreement  relating to the conduct of,  affecting the liability of, or affording  protection to, the Trust  Administrator.  Every such instrument shall be filed with the Trust
Administrator and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

               Any separate trust  administrator  or co-trust  administrator  may, at any time,  constitute the
Trust  Administrator,  its  agent or  attorney-in-fact,  with full  power  and  authority,  to the  extent  not prohibited  by law, to do any lawful act under or in respect of this  Agreement  on its behalf and in its name.
The  Trust  Administrator  shall  not  be  responsible  for  any  action  or  inaction  of any  separate  Trust
Administrator or Co-Trust  Administrator.  If any separate trust administrator or co-trust  administrator shall die, become incapable of acting,  resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Trust  Administrator,  to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11. Office of the Trust Administrator.

               The office of the Trust  Administrator  for  purposes  of receipt of notices  and demands is the
Corporate Trust Office.

SECTION 10.12. Tax Return.

               The Master Servicer and each Servicer,  upon request,  will furnish the Trust Administrator with all such  information  related to the Mortgage Loans in the possession of the Master  Servicer or such Servicer as may be reasonably  required in connection  with the  preparation by the Trust  Administrator  of all tax and information  returns  of the Trust  Fund,  and the Trust  Administrator  shall  sign such  returns.  The Master
Servicer and each  Servicer,  severally  and not  jointly,  shall  indemnify  the Trust  Administrator  for all reasonable costs,  including legal fees and expenses,  related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such Servicer.

SECTION 10.13. Commission Reporting.

(a)     The Trust  Administrator,  each Servicer and the Master  Servicer shall  reasonably  cooperate with the
Depositor in connection  with the Trust's  satisfying  the reporting  requirements  under the Exchange Act. The
Trust  Administrator  shall  prepare on behalf of the  Depositor  any Forms 8-K and 10-K  customary for similar securities as required by the Exchange Act and the rules and  regulations  of the  Commission  thereunder,  and the  Depositor  shall  sign and the Trust  Administrator  shall  file (via  EDGAR)  such Forms on behalf of the
Depositor.  The  Depositor  hereby  grants to the Trust  Administrator  a limited  power of attorney to execute each Form 8-K and file each Form 8-K and Form 10-K on behalf of the  Depositor.  Such power of  attorney  shall continue  until  the  earlier  of (i)  receipt  by the  Trust  Administrator  from  the  Depositor  of  written termination of such power of attorney and (ii) the termination of the Trust.

(b)     Each Form 8-K shall be filed by the Trust  Administrator  within 15 days after each Distribution  Date, with a copy of the  statement  to the  Certificateholders  for such  Distribution  Date as an exhibit  thereto.
Prior to March 31st of the calendar  year  following the calendar year during which the Closing Date occurs (or such  earlier date as may be required by the Exchange  Act and the rules and  regulations  of the  Commission), the Trust  Administrator  shall file a Form 10-K,  in substance  as required by  applicable  law or  applicable
Commission staff's  interpretations.  Such Form 10-K shall include as exhibits,  each Servicer's and the Master
Servicer's annual statement of compliance  described under  Section 3.16 and the accountant's  report described under  Section 3.17,  in each case to the extent they have been timely  delivered  to the Trust  Administrator.
If they are not so timely  delivered,  the Trust  Administrator  shall file an amended Form 10-K including such documents as exhibits  promptly after they are delivered to the Trust  Administrator.  The Trust  Administrator
shall have no  liability  with  respect to any  failure to  properly  or timely  prepare or file such  periodic reports  resulting  from  or  relating  to the  Trust  Administrator's  inability  or  failure  to  obtain  any information  not resulting  from its own negligence or willful  misconduct.  The Form 10-K shall also include a certification in the form attached hereto as Exhibit T (the "Depositor  Certification"),  which shall be signed by the senior  officer of the  Depositor in charge of  securitization.  The Trust  Administrator  shall have no responsibility to file any items other than those specified in this Section 10.13.

(c)     Not later than 15 calendar days before the date on which the Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and  regulations of the Commission (or, if such day is not a Business Day, the  immediately  preceding  Business  Day), the Trust  Administrator  shall sign a certification  in the form attached hereto as Exhibit U (the "Trust  Administrator  Certification")  for
the benefit of the Depositor and its officers,  directors and affiliates  regarding  certain aspects of items 1 through  3 of the  Depositor  Certification.  In  addition,  the  Trust  Administrator  shall,  subject  to the provisions of Sections  10.01 and 10.02 hereof,  indemnify and hold harmless the Depositor and each Person,  if any,  who  "controls"  the  Depositor  within  the  meaning  of the 1933 Act and its  officers,  directors  and affiliates  from and against any losses,  damages,  penalties,  fines,  forfeitures,  reasonable  and necessary legal fees and related costs,  judgments and other costs and expenses  arising out of or based upon a breach of the  Trust  Administrator's  obligations  under  this  Section 10.13  or  any  inaccuracy  made  in  the  Trust
Administrator  Certification.  If the indemnification provided for in this  Section 10.13(c) is  unavailable or insufficient to hold harmless such Persons,  then the Trust  Administrator  shall contribute to the amount paid or payable by such Persons as a result of the losses,  claims,  damages or  liabilities of such Persons in such proportion  as is  appropriate  to reflect the  relative  fault of the  Depositor on the one hand and the Trust
Administrator on the other.  The Trust  Administrator  acknowledges  that the Depositor is relying on the Trust
Administrator's  performance of its obligations  under this  Section 10.13  in order to perform its obligations under Section 10.13(b) above.

(d)     (i)           Not later than 15 calendar  days before the date on which the  Depositor's  annual report on Form 10-K is required to be filed in accordance  with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately  preceding Business Day), the
        Master Servicer will deliver to the Depositor and the Trust Administrator an Officer's  Certificate for
        the prior  calendar  year in  substantially  the form of  Exhibit V-1  to this  Agreement.  The  Master
        Servicer agrees to indemnify and hold harmless each of the Depositor,  the Trust Administrator and each
        Person, if any, who "controls" the Depositor or the Trust Administrator  within the meaning of the 1933
        Act and  their  respective  officers  and  directors  against  any and all  losses,  penalties,  fines, forfeitures,  legal fees and related costs,  judgments and any other costs, fees and expenses that such
        Person may sustain  arising out of third party claims based on (i) the  failure of the Master  Servicer to deliver or cause to be delivered when required any Officer's  Certificate  required pursuant to this
        Section 10.13(d)(i),  or  (ii) any  material  misstatement  or  omission  contained  in  any  Officer's
        Certificate  provided  pursuant to this  Section 10.13(d)(i).  If an event occurs that would  otherwise result in an  indemnification  obligation  under clauses  (i) or  (ii) above,  but the  indemnification provided for in this  Section 10.13(d)(i) by the Master Servicer is unavailable or insufficient to hold harmless such Persons,  then the Master Servicer shall contribute to the amount paid or payable by such
        Persons as a result of the losses,  claims,  damages or liabilities of such Persons in such  proportion as is  appropriate  to reflect the relative  fault of the Depositor or Trust  Administrator  on the one hand and the Master  Servicer on the other.  The Master  Servicer  acknowledges  that the Depositor and the Trust Administrator are relying on the Master Servicer's  performance of its obligations under this
        Agreement in order to perform their respective obligations under this Section 10.13.

(ii)    Not later than 15 calendar days before the date on which the Depositor's  annual report on Form 10-K is required  to be  filed in  accordance  with the  Exchange  Act and the  rules  and  regulations  of the
        Commission  (or if such day is not a Business  Day,  the  immediately  preceding  Business  Day),  each
        Servicer,  with  respect to the Mortgage  Loans  serviced by such  Servicer,  will deliver to the Trust
        Administrator,  and the Trust Administrator shall forward to the Depositor and the Master Servicer,  an
        Officer's  Certificate  for the prior  calendar year in  substantially  the form of Exhibit V-2 to this
        Agreement.  Each  Servicer  agrees to indemnify  and hold  harmless  each of the  Depositor,  the Trust
        Administrator,  the Master  Servicer and each Person,  if any, who "controls" the Depositor,  the Trust
        Administrator and the Master Servicer within the meaning of the 1933 Act and their respective  officers and directors against any and all losses, penalties, fines, forfeitures,  legal fees and related costs, judgments  and any other  costs,  fees and expenses  that such Person may sustain  arising out of third party  claims  based on (i) the  failure of such  Servicer  to  deliver or cause to be  delivered  when required  any  Officer's  Certificate  required  pursuant  to this  Section 10.13(d)(ii),  or  (ii) any material  misstatement or omission  contained in any Officer's  Certificate  provided  pursuant to this
        Section 10.13(d)(ii).  If an event occurs that would otherwise result in an indemnification  obligation under clauses (i) or (ii) above,  but the indemnification provided for in this  Section 10.13(d)(ii) by such Servicer is unavailable or  insufficient  to hold harmless such Persons,  then such Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses,  claims, damages or liabilities  of such Persons in such  proportion as is appropriate to reflect the relative fault of the
        Depositor,  Trust  Administrator or the Master Servicer on the one hand and such Servicer on the other.
        Each Servicer  acknowledges  that the Depositor,  the Trust  Administrator  and the Master Servicer are
        relying on such  Servicer's  performance  of its  obligations  under this Agreement in order to perform their respective obligations under this Section 10.13.

(e)     Upon any filing with the Commission,  the Trust Administrator shall promptly deliver to the Depositor a copy of any executed report, statement or information.

(f)     If the  Commission  issues  additional  interpretative  guidance  or  promulgates  additional  rules or regulations,  or if other changes in applicable law occur,  that would require the reporting  arrangements,  or the allocation of  responsibilities  with respect  thereto,  described in this  Section 10.13,  to be conducted differently than as described,  the Depositor,  each Servicer,  the Master Servicer and the Trust Administrator
will reasonably  cooperate to amend the provisions of this  Section 10.13  in order to comply with such amended reporting  requirements  and  such  amendment  of this  Section 10.13.  Any  such  amendment  shall  be made in accordance  with  Section 12.01  without the consent of the  Certificateholders,  and may result in a change in the reports filed by the Trust  Administrator  on behalf of the Trust under the Exchange  Act.  Notwithstanding the foregoing,  the Depositor,  each Servicer,  the Master  Servicer and the Trust  Administrator  shall not be obligated to enter into any amendment  pursuant to this  Section 10.13  that adversely  affects its obligations and immunities under this Agreement.

(g)     Prior  to  January  31 of the  first  year in  which  the  Trust  Administrator  is able to do so under applicable  law, the Trust  Administrator  shall file a Form 15D  Suspension  Notification  with respect to the
Trust.

SECTION 10.14. Determination of Certificate Index.

               On each Interest  Determination  Date, the Trust  Administrator shall determine each Certificate
Index for the  Accrual  Period  and inform the Master  Servicer  and each  Servicer  of such rate and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

                                                  ARTICLE XI

                                                  TERMINATION

SECTION 11.01. Termination upon Liquidation or Purchase of all Mortgage Loans.

               The  obligations  and  responsibilities  of the Master  Servicer,  the  Special  Servicer or the
Servicers,  the Back-Up Servicer,  the Sellers, the Depositor,  the Trustee and the Trust Administrator created hereby with respect to the related Group or Groups created hereby shall terminate upon the earlier of:

(a)     (i)           with respect to Loan Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4, the purchase by the Terminating Entity, at its election,  of all Mortgage Loans in such Loan Groups and all property acquired in respect of any  remaining  Mortgage  Loan in such Loan  Groups,  which  purchase  right the
        Terminating  Entity may exercise at its sole and exclusive  election as of any Distribution  Date (such applicable  Distribution  Date with  respect to such  Mortgage  Loans being  herein  referred to as the
        "Optional  Termination  Date") on or after the date on which the  aggregate  Principal  Balance  of the
        Mortgage  Loans in such Loan  Groups,  at the time of the  purchase is less than or equal to 10% of the
        Aggregate Groups 1-4 Collateral Balance as of the Initial Cut-off Date; or

(ii)    with respect to Loan Group 5, the purchase by the Terminating Entity, at its election,  of all Mortgage
        Loans in such Loan  Group and all property  acquired in respect of any remaining  Mortgage Loan in such
        Loan  Group,  which  purchase  right the  Terminating  Entity may  exercise  at its sole and  exclusive election as of any Distribution  Date (such applicable  Distribution Date with respect to such Mortgage
        Loans being herein  referred to as the "Optional  Termination  Date") on or after the date on which the aggregate  Principal  Balance of the Mortgage Loans in such Loan Group,  at the time of the purchase is less than or equal to 10% of the  Aggregate  Loan Group  Balance  for Loan  Group 5  as of the  Initial
        Cut-off Date.

(b)     the later of  (i) twelve  months after the maturity of the last  Mortgage  Loan  remaining in the Trust
Fund,  (ii) the  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan remaining in the
Trust Fund and the disposition of all  REO Property  and (iii) the  distribution to  Certificateholders  of all amounts required to be distributed to them pursuant to this Agreement; or

(c)     (i) with  respect to Loan  Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4,  the purchase by the
        Terminating  Auction  Purchaser of all Mortgage Loans in such Loan Groups and all property  acquired in respect of any remaining Mortgage Loan in such Loan Group (with respect to Loan Group 1,  Loan Group 2,
        Loan Group 3 and Loan Group 4, the "Trust Collateral") as described below; or

                      (ii)   with respect to Loan Group 5,  the purchase by the Terminating  Auction  Purchaser of all Mortgage  Loans in Loan Group 5 and all property  acquired in respect of any remaining  Mortgage
        Loan in such Loan Group (with respect to Loan Group 5, the "Trust Collateral") as described below.

               In no event shall the trust created hereby continue beyond the earlier of (i) the  expiration of
21 years from the death of the last survivor of the  descendants  of Mr. Joseph P. Kennedy,  former  Ambassador of the  United  States  to Great  Britain,  living  on the date of  execution  of this  Agreement  or  (ii) the
Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest scheduled maturity date as of the related Cut-off Date.

               The "Mortgage  Loan  Purchase  Price" for any such  Optional  Termination  shall be equal to the greater of (a) the sum of (i) 100% of the Stated  Principal  Balance of each  Mortgage  Loan in the  applicable
Loan  Group(s) (other  than in respect of REO Property)  plus accrued and unpaid interest thereon from the date to which such  interest was paid or advanced at the  applicable  Mortgage  Rate,  to but not  including the Due
Date in the  month of the  final  Distribution  Date (or the Net  Mortgage  Rate with  respect  to any  related
Mortgage Loan currently  serviced by the entity exercising such Optional  Termination) and (ii) with respect to any  REO Property,  the lesser of (x) the  appraised  value of any  REO Property as determined by the higher of two  appraisals  completed  by two  independent  appraisers  selected  by the  Depositor  at the expense of the
Depositor and (y) the Stated Principal  Balance of each related Mortgage Loan related to any  REO Property,  in each case and (iii) any remaining  unreimbursed  Advances,  Servicing Advances and unpaid Servicing Fees (other than any remaining  unreimbursed  Advances and Servicing Advances and unpaid Servicing Fees, if any, due to the
Terminating  Entity)  and  other  amounts  payable  to the  Trustee  and Trust  Administrator  (the sum of (i),
(ii) and  (iii),  collectively,  the "Par  Value") and (b) the  Fair Market Value of all of the property of the
Trust related to the Loan Group(s) subject to such Optional Termination.

               The "Fair  Market  Value"  shall be the fair  market  value of all of the  property of the Trust related to the Loan  Group(s)  subject to an  Optional  Termination,  as agreed upon  between  the  Terminating
Entity  and a  majority  of  the  holders  of the  Class AR-L  Certificates;  provided,  however,  that  if the
Terminating  Entity and a majority of the  holders of the  Class AR-L  Certificates  do not agree upon the fair market value of such property of the Trust,  the Terminating  Entity,  or an agent appointed by the Terminating
Entity,  shall  solicit  bids for such  property of the Trust until it has  received  three bids,  and the Fair
Market  Value shall be equal to the highest of such three bids.  The Trust  Administrator  shall give notice to the Rating  Agencies of any election to purchase  Mortgage Loans pursuant to this Section and of the applicable
Optional Termination Date.

(d)     On any Distribution Date on or after the date on which the aggregate  Principal Balance of the Mortgage
Loans in Loan  Group 1,  Loan Group 2,  Loan Group 3 and Loan Group 4 is less than 5% of the  Aggregate  Groups
1-4 Collateral Balance as of the Initial Cut-off Date (a "Terminating  Auction Date"), the Trust  Administrator
shall  solicit  bids for the  related  Trust  Collateral  from at least  three  institutions  that are  regular purchasers  and/or sellers in the secondary market of residential  whole mortgage loans similar to the Mortgage
Loans. If the Trust  Administrator  receives at least three bids for the related Trust  Collateral,  and one of such bids is equal to or greater  than the Par Value,  the Trust  Administrator  shall sell the  related  Trust
Collateral to the highest bidder (a  "Terminating  Auction  Purchaser") at the price offered by the Terminating
Auction  Purchaser (a "Mortgage Loan Terminating  Auction  Price").  If the Trust  Administrator  receives less than  three  bids,  or does not  receive  any bid that is equal to or  greater  than the Par  Value,  the Trust
Administrator  shall,  on each six-month  anniversary  of the initial  Terminating  Auction Date,  repeat these auction  procedures  until the Trust  Administrator  receives  a bid that is equal to or  greater  than the Par
Value,  and upon  receipt  of such bid shall sell the  related  Trust  Collateral  to the  Terminating  Auction
Purchaser at that Mortgage Loan Terminating  Auction Price;  provided,  however,  that the Trust  Administrator shall  not be  required  to  repeat  these  auction  procedures  on any  Distribution  Date  for any  six-month anniversary of the initial  Terminating  Auction Date unless the Trust  Administrator  reasonably believes that there is a  reasonable  likelihood  of  receiving  a bid in excess of the Par  Value.  The Trust  Administrator shall give notice to the Rating  Agencies  and each  Servicer  that is  servicing  any of the related  Mortgage
Loans of the sale of the related  Trust  Collateral  pursuant to this  Section 11.01  (a  "Terminating  Auction
Sale") and of the Terminating  Auction Date.  Notwithstanding  anything to the contrary herein, the Terminating
Auction Purchaser shall not be the Depositor, DLJMC or any of their respective Affiliates.

(e)     On any Distribution Date on or after the date on which the aggregate  Principal Balance of the Mortgage
Loans in Loan Group 5 is less than 5% of the  Aggregate  Loan Group  Balance for Loan Group 5 as of the Initial
Cut-off Date (a "Terminating  Auction Date"), the Trust  Administrator shall solicit bids for the related Trust
Collateral  from at least  three  institutions  that are regular  purchasers  and/or  sellers in the  secondary market of  residential  whole  mortgage  loans  similar  to the  Mortgage  Loans.  If the  Trust  Administrator
receives  at least  three bids for the related  Trust  Collateral,  and one of such bids is equal to or greater than the Par Value,  the Trust  Administrator  shall sell the related Trust Collateral to the highest bidder (a
"Terminating  Auction  Purchaser") at the price offered by the Terminating  Auction Purchaser (a "Mortgage Loan
Terminating  Auction  Price").  If the Trust  Administrator  receives less than three bids, or does not receive any bid that is equal to or greater  than the Par  Value,  the Trust  Administrator  shall,  on each  six-month anniversary  of the  initial  Terminating  Auction  Date,  repeat  these  auction  procedures  until  the Trust
Administrator  receives a bid that is equal to or  greater  than the Par  Value,  and upon  receipt of such bid shall sell the related Trust  Collateral  to the  Terminating  Auction  Purchaser at that Mortgage Loan Auction
Price;  provided,  however,  that the  Trust  Administrator  shall not be  required  to  repeat  these  auction procedures on any  Distribution  Date for any six-month  anniversary  of the initial  Terminating  Auction Date unless the Trust  Administrator  reasonably  believes that there is a reasonable  likelihood of receiving a bid in excess of the Par  Value.  The Trust  Administrator  shall  give  notice  to the  Rating  Agencies  and each
Servicer  that is  servicing  any of the related  Mortgage  Loans of the sale of the related  Trust  Collateral pursuant  to  this  Section 11.01  (a  "Terminating  Auction  Sale")  and  of  the  Terminating  Auction  Date.
Notwithstanding  anything  to  the  contrary  herein,  the  Terminating  Auction  Purchaser  shall  not  be the
Depositor, DLJMC or any of their respective Affiliates.

SECTION 11.02. Determination of the Terminating Entity.

(a)     If any Servicer intends to be the Terminating  Entity, such party must give written notice to the Trust
Administrator  no later  than  twenty  (20)  days  prior to the first day of the  Optional  Termination  Notice
Period.  Such notice  shall also  indicate  the Loan  Group(s) of the Mortgage  Loans to be  repurchased.  Upon receiving such notice,  the Trust  Administrator  shall immediately  request from DLJMC and DLJMC shall deliver no later than  seventeen  (17) days prior to the first day of the Optional  Termination  Notice Period a letter indicating  whether or not DLJMC retains the  servicing  rights to any Mortgage Loan in any of the related Loan
Groups.

(b)     (A)           With respect to the purchase of the Mortgage  Loans in Loan Group 1,  Loan Group 2,  Loan
     Group 3 and Loan Group 4, the Trust Administrator shall determine the "Terminating Entity" as follows:

                             (i)    DLJMC,  if it is the owner of the  servicing  rights  with  respect  to any such Mortgage Loans on the Optional Termination Date;

                             (ii)   SPS, if (a) DLJMC is not the owner of the  servicing  rights  with  respect to any such Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a Servicer with respect to any such  Mortgage  Loans on the Optional  Termination  Date and SPS has given notice to the Trust
          Administrator pursuant to Section 11.02(a) above; or

                             (iii)  the Majority  Servicer on the Optional  Termination  Date,  if (a) DLJMC is
          not the owner of the  servicing  rights  with  respect  to any such  Mortgage  Loans on the  Optional
          Termination  Date and (b) SPS has not given  notice to the Trust  Administrator  pursuant  to Section
          11.02(a) above.

                      (B)    With  respect to the  purchase of the Mortgage  Loans in Loan  Group 5,  the Trust
     Administrator shall determine the "Terminating Entity" as follows:

                             (i)    DLJMC,  if it is the owner of the  servicing  rights  with  respect  to any such Mortgage Loans on the Optional Termination Date;

                             (ii)   SPS, if (a) DLJMC is not the owner of the  servicing  rights  with  respect to any such Mortgage  Loans on the Optional  Termination  Date and (b) SPS is a Servicer with respect to any such  Mortgage  Loans on the Optional  Termination  Date and SPS has given notice to the Trust
          Administrator pursuant to Section 11.02(a) above; or

                             (iii)  the Majority  Servicer on the Optional  Termination  Date,  if (a) DLJMC is
          not the owner of the  servicing  rights  with  respect  to any such  Mortgage  Loans on the  Optional
          Termination  Date and (b) SPS has not given  notice to the Trust  Administrator  pursuant  to Section
          11.02(a) above.

(c)     No later than fifteen (15) days prior to the first day of the Optional  Termination  Notice Period, the
Trust  Administrator  shall provide  notice to each Servicer that is a servicer of any of the Mortgage Loans in the related Loan Group(s) of the identity of the Terminating Entity for such Loan Group(s).

SECTION 11.03. Procedure Upon Optional Termination or Terminating Auction Sale.

(a)     In case of any Optional  Termination,  the Terminating  Entity shall, no later than ten (10) days prior to the first day of the Optional  Termination  Notice  Period,  notify the Trustee and Trust  Administrator  of such Optional  Termination  Date and of the  applicable  purchase  price of the Mortgage Loans to be purchased.
Upon  purchase  by the  Terminating  Entity  of  any  Mortgage  Loans  pursuant  to  Section 11.01,  the  Trust
Administrator shall notify each Servicer that is servicing any of such Mortgage Loans of such purchase.

(b)     Any purchase of the Mortgage Loans by the Terminating  Entity shall be made on an Optional  Termination
Date by deposit of the  applicable  purchase price into the  Certificate  Account,  as  applicable,  before the
Distribution  Date on  which  such  purchase  is  effected.  Upon  receipt  by the  Trust  Administrator  of an
Officer's  Certificate of the Terminating  Entity  certifying as to the deposit of such purchase price into the
Certificate Account,  the Trustee,  the Trust Administrator and each co-trust  administrator and separate trust administrator,  if any,  then acting as such under this  Agreement,  shall,  upon request and at the expense of the  Terminating  Entity  execute and  deliver all such  instruments  of transfer or  assignment,  in each case without recourse,  as shall be reasonably  requested by the Terminating Entity to vest title in the Terminating
Entity in the  Mortgage  Loans so  purchased  and shall  transfer  or  deliver  to the  Terminating  Entity the purchased  Mortgage  Loans.  Any  distributions  on the  Mortgage  Loans which have been subject to an Optional
Termination  received by the Trust  Administrator  subsequent to (or with respect to any period  subsequent to)
the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)     Any purchase of the Trust Collateral by the related  Terminating  Auction Purchaser shall be made on an
Terminating  Auction  Date by receipt of the Trust  Administrator  of the  related  Mortgage  Loan  Terminating
Auction Price from the Terminating  Auction  Purchaser,  and deposit of such Mortgage Loan Terminating  Auction
Price into the  Certificate  Account by the Trust  Administrator  before  the  Distribution  Date on which such purchase is effected.  Upon deposit of such purchase price into the  Certificate  Account,  the Trustee and the
Trust Administrator and each co-trust  administrator and separate trust  administrator,  if any, then acting as such under this  Agreement,  shall,  upon  request  and at the  expense of the  Terminating  Auction  Purchaser execute and deliver all such  instruments of transfer or assignment,  in each case without  recourse,  as shall be  reasonably  requested  by the  Terminating  Auction  Purchaser  to vest  title in the  Terminating  Auction
Purchaser  in the Trust  Collateral  so  purchased  and shall  transfer or deliver to the  Terminating  Auction
Purchaser the purchased Trust Collateral.

(d)     Notice  of the  Distribution  Date  on  which  the  Trust  Administrator  anticipates  that  the  final distribution shall be made on a Class of Certificates (whether upon Optional  Termination,  Terminating Auction
Sale or otherwise),  shall be given promptly by the Trust  Administrator  by first class mail to Holders of the affected  Certificates.  Such notice  shall be mailed no earlier  than the 15th day and not later than the 10th
day  preceding  the  applicable  Optional  Termination  Date,   Terminating  Auction  Date  or  date  of  final
distribution,  as the case may be.  Such  notice  shall  specify  (i) the  Distribution  Date upon which  final distribution on the affected  Certificates  will be made upon  presentation and surrender of such  Certificates at the office or agency  therein  designated,  (ii) the  amount of such final  distribution  and (iii) that the
Record Date otherwise  applicable to such  Distribution Date is not applicable,  such  distribution  being made only upon  presentation  and  surrender  of such  Certificates  at the  office or  agency  maintained  for such purposes (the address of which shall be set forth in such notice).

(e)     In the event that any  Certificateholders  shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned  written notice,  the Trust  Administrator  shall give a
second  written  notice  to  the  remaining  such   Certificateholders  to  surrender  their  Certificates  for cancellation and receive the final  distribution  with respect  thereto.  If within six months after the second notice all the  Certificates  shall not have been surrendered for  cancellation,  the Trust  Administrator  may take  appropriate  steps,  or may  appoint  an  agent to take  appropriate  steps,  to  contact  the  remaining
Certificateholders  concerning  surrender of their Certificates,  and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(f)     Notwithstanding  anything  to the  contrary  herein,  the  occurrence  of an  Optional  Termination  or
Terminating  Auction  Sale shall be subject to, and shall in no way  adversely  affect the right of Wells Fargo to continue  servicing  and  collecting  its  Servicing  Fee for any Wells Fargo  Serviced  Mortgage  Loan that remains outstanding at the time of such Optional Termination or Terminating Auction Sale.

SECTION 11.04. Additional Termination Requirements.

(a)     In the event the Terminating  Entity  exercises its purchase option pursuant to  Section 11.01(A)  or a
Terminating Auction Sale shall have occurred pursuant to  Section 11.01(c),  the related subsidiary REMIC shall be terminated  in  accordance  with the  following  additional  requirements,  unless the Trustee and the Trust
Administrator  have  received  an  Opinion  of  Counsel  to the  effect  that the  failure  to comply  with the requirements of this  Section will  not (i) result in the imposition of taxes on a "prohibited  transaction" of any REMIC  created  hereunder,  as described in  Section 860F  of the Code,  or  (ii) cause  any REMIC  created hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)     within  90 days  prior to the final  Distribution  Date set forth in the  notice  given by  Terminating
        Entity  under  Section 11.03,  the Holder of the Residual  Certificates  shall adopt a plan of complete liquidation for the related REMIC; and

(ii)    at or after the time of  adoption  of any such plan of  complete  liquidation  for such REMIC and at or prior to the final  Distribution  Date,  the Trustee  shall sell all of the assets of such REMIC to the
        Depositor for cash.

(b)     Upon the exercise of an Optional  Termination  by the  Terminating  Entity or upon the  occurrence of a
Terminating  Auction  Sale in respect of either  REMIC I or  REMIC II,  as  applicable,  pursuant to  paragraph
(a) of this Section,  followed by the exercise of an Optional Termination by the Terminating Entity or upon the occurrence  of a  Terminating  Auction  Sale in  respect of the  remaining  subsidiary  REMIC  (the  "Remaining
Subsidiary  REMIC") pursuant to Section 11.01,  each remaining REMIC shall be terminated in accordance with the following additional  requirements,  unless the Trustee and the Trust Administrator have received an Opinion of
Counsel to the effect that the failure to comply with the  requirements of this  Section will not (i) result in the imposition of taxes on a "prohibited  transaction"  of a REMIC,  as described in  Section 860F of the Code, or (ii) cause any REMIC created  hereunder to fail to qualify as a REMIC at any time that any  Certificates are outstanding:

(i)     concurrently with the adoption of the plan of complete  liquidation of the Remaining  Subsidiary REMIC, as set forth in paragraph (a) of this Section, the Holder of the Residual Certificates,  as applicable, shall adopt a plan of complete liquidation of each remaining REMIC; and

(ii)    at or after the time of  adoption  of any such plan of  complete  liquidation  for each such  remaining
        REMIC, at or prior to the final  Distribution Date of the Remaining  Subsidiary REMIC to be terminated, the Trustee shall sell all of the assets of each such remaining REMIC to the Depositor for cash.

(c)     By its acceptance of a Residual  Certificate,  the Holder thereof hereby agrees to adopt such a plan of complete  liquidation  and to take such other action in connection  therewith as may be reasonably  required to liquidate and otherwise terminate any REMIC created pursuant to this Agreement.

                                                 ARTICLE XII

                                           MISCELLANEOUS PROVISIONS

SECTION 12.01. Amendment.

(a)     This Agreement may be amended from time to time by the Depositor,  the Master Servicer,  the Servicers, the Back-Up Servicer,  the Special Servicer,  the Seller, the Trust Administrator and the Trustee,  without the consent of any of the Certificateholders,

(i)     to cure any error or ambiguity,

(ii)    to correct or supplement  any  provisions  herein that may be  inconsistent  with any other  provisions herein or in the Prospectus Supplement,

(iii)   to modify,  eliminate or add to any of its provisions to such extent as shall be necessary or desirable to  maintain  the  qualification  of the Trust  Fund as a REMIC at all times  that any  Certificate  is outstanding  or to avoid or minimize the risk of the  imposition of any federal income tax on the Trust
        Fund pursuant to the Code that would be a claim  against the Trust Fund,  provided that the Trustee has received  an Opinion  of  Counsel to the effect  that (A) such  action is  necessary  or  desirable  to maintain  such  qualification  or to avoid or minimize the risk of the  imposition  of any such federal income tax and (B) such  action  will not  adversely  affect the status of the Trust Fund as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

(iv)    in connection with the appointment of a successor servicer,  to modify,  eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates, or

(v)     to make any other  provisions  with respect to matters or questions  arising under this  Agreement that are not materially inconsistent with the provisions of this Agreement,  provided that such action shall not  adversely  affect in any  material  respect the  interests  of any  Certificateholder  or cause an
        Adverse REMIC Event.  Any Amendment  pursuant to  Section 12.01(a)(v) shall  not be deemed to adversely affect in any material  respect the  interests of any  Certificateholder  if a letter is obtained  from each Rating Agency  stating that such  amendment  would not result in the  downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(b)     Except  as  provided  in  Section 12.01(c),  this  Agreement  may be  amended  from time to time by the
Depositor,  the Master Servicer,  the Servicers,  the Back-Up Servicer,  the Special Servicer,  the Seller, the
Trust  Administrator  and the  Trustee  with the  consent of the  Holders of  Certificates  evidencing,  in the aggregate,  not less than 66 2/3% of the Voting  Rights of all the  Certificates  for the purpose of adding any provisions  to or  changing  in any  manner  or  eliminating  any of the  provisions  of this  Agreement  or of modifying  in any  manner  the  rights of the  Holders of the  Certificates;  provided,  however,  that no such amendment  may  (i) reduce  in any  manner  the  amount  of,  delay the timing of or change the manner in which payments  received on or with  respect to Mortgage  Loans are  required to be  distributed  with respect to any
Certificate  without  the  consent of the Holder of such  Certificate,  (ii) adversely  affect in any  material respect  the  interests  of the  Holders  of a  Class of  Certificates  in a manner  other than as set forth in
(i) above  without the consent of the Holders of  Certificates  evidencing  not less than 66 2/3% of the Voting
Rights of such  Class,  (iii) reduce  the  aforesaid  percentages  of Voting  Rights,  the holders of which are required to consent to any such  amendment  without the consent of 100% of the Holders of  Certificates  of the
Class affected  thereby,  (iv) change  the  percentage of the Stated  Principal  Balance of the Mortgage  Loans
specified in  Section 11.01(a) relating  to optional  termination  of the Trust Fund, (v) change the percentage of the Stated  Principal  Balance of the Mortgage Loans  specified in  Sections 11.01(d)  or (e)  relating to a
Terminating Auction Sale, or (vi) modify the provisions of this Section 12.01.

               It shall not be necessary for the consent of  Certificateholders  under this Section to  approve the  particular  form of any proposed  amendment,  but it shall be sufficient if such consent shall approve the substance  thereof.  The  manner  of  obtaining  such  consents  and of  evidencing  the  authorization  of the execution  thereof  by  Certificateholders  shall  be  subject  to such  reasonable  regulations  as the  Trust
Administrator may prescribe.

(c)     This  Agreement may be amended from time to time by the  Depositor,  the Master  Servicer,  the Special
Servicer,  the Servicers,  the Back-Up  Servicer,  the Trust  Administrator  and the Trustee for the purpose of making one or more REMIC  elections  with  respect to one or more  Classes  of  Certificates  delivered  to the
Trustee and issuing one or more  additional  classes of certificates  representing  interests in the Classes of
Certificates delivered to the Trustee;  provided,  however, such amendment shall require the consent of 100% of the  Holders  of the  Certificates  of the  Class or  Classes  delivered  to the Trust  Administrator  and such amendment shall not cause an Adverse REMIC Event.

(d)     Promptly after the execution of any amendment to this Agreement,  the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(e)     Prior  to the  execution  of any  amendment  to this  Agreement,  each  of the  Trustee  and the  Trust
Administrator  shall receive and be entitled to  conclusively  rely on an Opinion of Counsel (at the expense of the Person  seeking such  amendment)  stating that the execution of such  amendment is authorized and permitted by this  Agreement.  The Trustee and the Trust  Administrator  may, but shall not be  obligated  to, enter into any such amendment which affects the Trustee's or the Trust  Administrator's  own rights,  duties or immunities under this Agreement.

(f)     The Master Servicer and the Trust Administrator may consent to any amendment of a Designated  Servicing
Agreement  to make any other  provisions  with respect to matters or questions  arising  under such  Designated
Servicing  Agreement  or this  Agreement  that are not  materially  inconsistent  with the  provisions  of such
Designated  Servicing  Agreement and this  Agreement,  provided that such action shall not adversely  affect in any material  respect the interests of any  Certificateholder  or cause an Adverse  REMIC Event.  Any amendment pursuant  to this  Section 12.01(f) shall  not be  deemed  to  adversely  affect in any  material  respect  the interests  of any  Certificateholders  if a letter  is  obtained  from each  Rating  Agency  stating  that such amendment  would not result in the  downgrading  or withdrawal of the  respective  ratings then assigned to the
Certificates.

(g)     Neither the Master Servicer nor the Trust  Administrator shall consent to any amendment of a Designated
Servicing  Agreement  which shall  adversely  affect in any material  respect the interests of the Holders of a
Class of  Certificates  without the consent of the Holders of Certificates  evidencing not less than 66-2/3% of the Voting Rights of such Class.

               It shall not be necessary for the consent of  Certificateholders  under this Section to  approve the particular form of any proposed amendment of a Designated Servicing  Agreement,  but it shall be sufficient if such consent shall approve the substance  thereof.  The manner of obtaining  such consents and of evidencing the  authorization  of the  execution  thereof  by  Certificateholders  shall  be  subject  to such  reasonable regulations as the Trust Administrator may prescribe.

               Promptly after the execution of any amendment to a Designated  Servicing  Agreement  pursuant to this  Section 12.01(f) or  (g), the Trust Administrator  shall furnish,  upon written notice of such amendment, written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(h)     Notwithstanding any other provision of this Agreement,  no amendment shall be made affecting the rights of the Holders of the Class P  Certificates to receive Assigned  Prepayment  Premiums,  including any amendment to Section 3.23, without the consent of 100% of the Holders of the Class P Certificates.

SECTION 12.02. Recordation of Agreement; Counterparts.

(a)     This Agreement (other than Schedule I) is subject to recordation in all appropriate  public offices for real  property  records  in all the  counties  or other  comparable  jurisdictions  in which  any or all of the
Mortgaged  Properties are situated,  and in any other  appropriate  public recording office or elsewhere.  Such recordation,  if any,  shall be  effected by the  Depositor  at its  expense,  but only upon  direction  by the
Trustee  (acting at the direction of the holders of  Certificates  evidencing a majority of the aggregate Class
Principal  Balance)  accompanied  by an Opinion of Counsel  (at the  Depositor's  expense)  to the effect  that non-recordation materially and adversely affects the interests of the Certificateholders.

(b)     For the purpose of  facilitating  the  recordation of this  Agreement as herein  provided and for other purposes,  this  Agreement  may be  executed  simultaneously  in any  number  of  counterparts,  each of  which counterparts  shall be deemed to be an original,  and such  counterparts  shall constitute but one and the same instrument.

SECTION 12.03. Governing Law.

               THIS AGREEMENT  SHALL BE CONSTRUED IN ACCORDANCE  WITH AND GOVERNED BY THE  SUBSTANTIVE  LAWS OF
THE  STATE OF NEW YORK  APPLICABLE  TO  AGREEMENTS  MADE AND TO BE  PERFORMED  IN THE STATE OF NEW YORK AND THE
OBLIGATIONS,  RIGHTS AND  REMEDIES OF THE PARTIES  HERETO AND THE  CERTIFICATEHOLDERS  SHALL BE  DETERMINED  IN
ACCORDANCE WITH SUCH LAWS.

SECTION 12.04. Intention of Parties.

(a)     It is the express intent of the Depositor,  the Seller, the Master Servicer,  the Special Servicer, the
Servicers,  the Trust  Administrator and the Trustee that (i) the  conveyance by DLJMC of the Mortgage Loans to the Depositor  pursuant to the Assignment and Assumption  Agreement and (v) the  conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Seller's and Depositor's  right,  title and interest in and to the  Mortgage  Loans  be,  and be  construed  as, an  absolute  sale and  assignment  by DLJMC to the
Depositor   and  by  the   Depositor   to  the  Trustee  of  the   Mortgage   Loans  for  the  benefit  of  the
Certificateholders.  Further,  it is not intended that any  conveyance be deemed to be a pledge of the Mortgage
Loans by DLJMC to the  Depositor  or by the  Depositor  to the  Trustee  to secure a debt or other  obligation.
However,  in the  event  that the  Mortgage  Loans  are held to be  property  of  DLJMC  or the  Depositor,  as applicable,  or if for any reason the Assignment  and Assumption  Agreement or this Agreement is held or deemed to create a security  interest in the Mortgage  Loans,  then it is intended that (i) this  Agreement shall also be  deemed  to be a  security  agreement  within  the  meaning  of  Articles  8 and 9 of the New  York  Uniform
Commercial Code and the Uniform  Commercial Code of any other  applicable  jurisdiction;  (ii) the  conveyances provided for in  Section 2.01  shall be deemed to be a grant by the Seller and the  Depositor to the Trustee on behalf of the  Certificateholders,  to secure payment in full of the Secured Obligations (as defined below), of a security  interest in all of the  Seller's and the  Depositor's  right  (including  the power to convey title thereto),  title  and  interest,  whether  now  owned or  hereafter  acquired,  in and to the  Mortgage  Loans, including the Mortgage  Notes,  the Mortgages,  any related  insurance  policies and all other documents in the related Mortgage Files, and all accounts,  contract rights,  general intangibles,  chattel paper,  instruments, documents,  money, deposit accounts,  certificates of deposit,  goods, letters of credit, advices of credit and uncertificated  securities  consisting of, arising from or relating to (A) the Mortgage  Loans,  including with respect to each Mortgage Loan, the Mortgage Note and related  Mortgage,  and all other documents in the related
Trustee Mortgage Files,  and including any Qualified  Substitute  Mortgage Loans; (B) pool insurance  policies, hazard  insurance  policies  and  any  bankruptcy  bond  relating  to the  foregoing,  if  applicable;  (C) the
Certificate  Account;  (D) the  Collection  Account;  (E) all amounts  payable  after the  Cut-off  Date to the holders of the Mortgage Loans in accordance  with the terms  thereof;  (F) all income,  payments,  proceeds and products of the conversion,  voluntary or involuntary,  of the foregoing into cash, instruments,  securities or other  property,  including  without  limitation  all  amounts  from  time to  time  held  or  invested  in the
Certificate Account,  whether in the form of cash, instruments,  securities or other property; and (G) all cash and non-cash  proceeds of any of the foregoing;  (iii) the  possession by the Trustee or any other agent of the
Trustee of  Mortgage  Notes or such other  items of  property  as  constitute  instruments,  money,  documents, advices of credit, letters of credit, goods,  certificated  securities or chattel paper shall be deemed to be a
"possession  by the secured  party," or  possession  by a purchaser or a person  designated  by him or her, for purposes of perfecting  the security  interest  pursuant to the Uniform  Commercial  Code  (including,  without limitation,  Sections 9-313,  8-313 or 8-321 thereof); and (iv) notifications to persons holding such property,
and  acknowledgments,   receipts  or  confirmations  from  persons  holding  such  property,  shall  be  deemed notifications to, or acknowledgments,  receipts or confirmations  from,  financial  intermediaries,  securities intermediaries,  bailees or agents (as  applicable) of the Trustee for the purpose of perfecting  such security interest under  applicable law.  "Secured  Obligations"  means (i) the rights of each  Certificateholder  to be paid any  amount  owed to it under  this  Agreement  and  (ii) all  other  obligations  of the  Seller  and the
Depositor under this Agreement and the Assignment and Assumption Agreement.

(b)     The Seller and the Depositor,  and, at the Depositor's direction, the Master Servicer or the Servicers, the Trustee  and the Trust  Administrator,  shall,  to the extent  consistent  with this  Agreement,  take such reasonable  actions as may be  necessary  to ensure that,  if this  Agreement  were deemed to create a security interest in the Mortgage Loans and the other property  described above,  such security interest would be deemed to be a perfected  security  interest of first  priority as applicable.  The Depositor  shall prepare and file, at the related  Servicer's  expense,  all filings  necessary  to maintain  the  effectiveness  of any  original filings  necessary under the Uniform  Commercial Code as in effect in any jurisdiction to perfect the Trustee's security interest in or lien on the Mortgage Loans, including without limitation  (i) continuation  statements, and (ii) such  other  statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05. Notices.

               In addition to other  notices  provided  under this  Agreement,  the Trust  Administrator  shall notify the Rating Agencies and the Back-Up  Servicer in writing:  (a) of any substitution of any Mortgage Loan;
(b) of any payment or draw on any insurance policy  applicable to the Mortgage Loans;  (c) of the final payment of any amounts owing to a Class of  Certificates;  (d) any Event of Default  under this  Agreement;  and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

               All  directions,  demands and notices  hereunder shall be in writing and shall be deemed to have been  duly  given  when  received  (i) in  the case of the  Depositor,  Credit  Suisse  First  Boston  Mortgage
Securities Corp., 11 Madison Avenue,  4th Floor, New York, New York 10010,  Attention: Peter  Sack (with a copy to DLJ Mortgage  Acceptance Corp., 11 Madison Avenue,  4th Floor, New York,  New York 10010,  Attention:  Peter
Sack); (ii) in the case of the Trustee,  the Corporate Trust Office,  Attention: Charles  F. Pedersen,  or such other address as may  hereafter be furnished to the  Depositor in writing by the Trustee;  (iii) in the case of
DLJMC,  11 Madison  Avenue,  4th Floor,  New York,  New York 10010,  Attention:  Peter Sack (with a copy to DLJ
Mortgage Acceptance Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010,  Attention:  Peter Sack), or
such other  address  as may be  hereafter  furnished  to the  Depositor  and the  Trustee by DLJMC in  writing;
(iv) in the case of Moody's Investors  Service,  Inc., 99 Church Street,  New York, New York 10007,  Attention:
Christine  Lachnicht;  (v) in the case of Standard & Poor's  Ratings  Services,  a division of The  McGraw-Hill
Companies,  Inc., 55 Water Street,  New York, New York 10041;  (vi) in the case of SPS, 3815 South West Temple,
Salt Lake City, Utah 84115,  Attention:  Lester Cheng,  with a copy to 3815 South West Temple,  Salt Lake City,
Utah 84115,  Attention:  General Counsel;  (vii) in the case of Ocwen, 1661 Worthington Road,  Centerpark West,
Suite 100, West Palm Beach, Florida 33409,  Attention:  Secretary;  (viii) in the case of JPMorgan,  Chase Home
Finance, 3415 Vision Drive, Columbus,  Ohio 43219, Attention:  Tanya Carsner;  (ix) in the case of Wells Fargo,
as   Master   Servicer,   Corporate   Trust   Office,   9062  Old   Annapolis   Road,   Columbia,   MD   21045,
Attention: CSFB ARMT 2005-11  or such other  address as may be  hereafter  furnished  to the  Depositor  or the
Trustee in writing by Wells Fargo;  (x) in the case of the Trust  Administrator,  the  Corporate  Trust Office;
(xi) in  the case of the  Special  Servicer,  14523 SW  Millikan  Way,  Beaverton,  OR 97005,  Attention: Heidi
Peterson,  (xii) in the case of Wells Fargo, with respect to servicing  issues,  Wells Fargo Bank, N.A., 1 Home
Campus, Des Moines, Iowa 50328-0001,  Attention: John B. Brown,  MAC-X2401-042,  Fax: (515) 213-7121,  and with respect to all other  issues,  Wells Fargo  Bank,  N.A.,  7495 New  Horizon  Way,  Frederick,  Maryland  21703,
Attention: Ruth M. Kovalski,  MAC-X3902-02X,  Fax:  (301)  846-8201,  in each case  with a copy to Wells  Fargo
Bank, N.A., 1 Home Campus, Des Moines,  Iowa 50328-0001,  Attention:  General Counsel,  MAC-X2401-06T,  or such other  address as may be hereafter  furnished in writing by Wells Fargo and (xiii) in the case of Dominion Bond
Rating Service,  Inc., 55 Broadway,  New York, New York 10006.  Notices to  Certificateholders  shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06. Severability of Provisions.

               If any one or more of the covenants, agreements,  provisions or terms of this Agreement shall be for any reason whatsoever held invalid,  then such covenants,  agreements,  provisions or terms shall be deemed severable from the remaining covenants,  agreements,  provisions or terms of this Agreement and shall in no way affect the validity or  enforceability  of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07. Limitation on Rights of Certificateholders.

               The death or incapacity of any  Certificateholder  shall not operate to terminate this Agreement or the Trust Fund, nor entitle such  Certificateholder's  legal  representative or heirs to claim an accounting or to take any action or commence any  proceeding  in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               No  Certificateholder  shall have any right to vote (except as provided herein) or in any manner otherwise  control the operation and management of the Trust Fund, or the  obligations  of the parties  hereto, nor shall  anything  herein set forth or  contained  in the terms of the  Certificates  be  construed  so as to constitute the  Certificateholders  from time to time as partners or members of an  association;  nor shall any
Certificateholder  be under any  liability  to any third party by reason of any action  taken by the parties to this Agreement pursuant to any provision hereof.

               No  Certificateholder  shall have any right by virtue or by availing itself of any provisions of this  Agreement to institute  any suit,  action or proceeding in equity or at law upon or under or with respect to this Agreement,  unless such Holder previously shall have given to the Trust  Administrator a written notice of an Event of  Default  and of the  continuance  thereof,  as  provided  herein,  and  unless  the  Holders of
Certificates  evidencing not less than 25% of the Voting Rights evidenced by the  Certificates  shall also have made written  request upon the Trust  Administrator  to institute  such action,  suit or  proceeding in its own name as Trust  Administrator  hereunder  and shall have  offered  to the Trust  Administrator  such  reasonable indemnity as it may require against the costs,  expenses,  and  liabilities to be incurred  therein or thereby, and the Trust  Administrator,  for 60 days after its receipt of such  notice,  request and offer of  indemnity, shall have  neglected or refused to institute any such action,  suit or  proceeding;  it being  understood  and intended, and being expressly covenanted by each  Certificateholder with every other  Certificateholder and the
Trust  Administrator,  that no one or more Holders of Certificates  shall have any right in any manner whatever by virtue or by availing  itself or  themselves  of any  provisions  of this  Agreement  to affect,  disturb or prejudice the rights of the Holders of any other of the  Certificates,  or to obtain or seek to obtain priority over or  preference  to any other such  Holder or to enforce  any right  under  this  Agreement,  except in the manner  herein  provided  and for  the  common  benefit  of all  Certificateholders.  For  the  protection  and enforcement  of the  provisions  of  this  Section 12.07,  each  and  every  Certificateholder  and  the  Trust
Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08. Certificates Nonassessable and Fully Paid.

               It is the intention of the Depositor that Certificateholders  shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund  represented by the  Certificates  shall be nonassessable for any reason  whatsoever,  and that the Certificates,  upon due  authentication  thereof by the
Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09. Protection of Assets.

               Except for transactions and activities entered into in connection with the  securitization  that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)     borrow money or issue debt;

(ii)    merge with another entity, reorganize, liquidate or sell assets; or

(iii)   engage in any business or activities.

               Each party to this  agreement  agrees that it will not file an involuntary  bankruptcy  petition against  the  Trust  Fund or  initiate  any  other  form of  insolvency  proceeding  until  366 days  after the
Certificates have been paid.

SECTION 12.10. Non-Solicitation.

               From and after  the date of this  Agreement,  each of the  Depositor,  the  Seller,  the  Master
Servicer,  the Servicers,  the Trust  Administrator  and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates,  or by any  independent  contractors on any such party's behalf,  to personally,  by telephone,  by mail, or electronically by e-mail or through the
Interest or  otherwise,  solicit the  borrower or obligor  under any Mortgage  Loan to  refinance  the Mortgage
Loan,  in whole or in part.  Notwithstanding  the  foregoing,  it is  understood  and  agreed  that  promotions undertaken by the Depositor,  the Seller,  the Master Servicer,  any Servicer,  the Trust  Administrator or the
Trustee or any  affiliate of any such party that  originates  mortgage  loans in the normal  course,  which are directed to the general public at large, or segments  thereof,  including,  without  limitation,  mass mailings based on  commercially  acquired  mailing lists or newspaper,  radio and  television  advertisements  shall not constitute  solicitation  under this  Section 12.10,  provided,  that no segment of the  general  public  shall consist  primarily of the borrowers or obligors under the Mortgage  Loans.  None of the Depositor,  the Seller,
the Master Servicer,  a Servicer,  the Trust  Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

                                                  ARTICLE XIII

                                          SPS AND THE MASTER SERVICER

SECTION 13.01. Reports and Notices.

(a)     SPS shall  provide the Master  Servicer the  following  notices and reports in a timely manner and such notices  and  reports  shall be prepared  using the same  methodology  and  calculations  used in its  standard servicing  reports to the Master  Servicer.  SPS shall send all such notices and reports to the Master Servicer in a format  used for its  standard  servicing  reports.  SPS  agrees  to  provide  the  Master  Servicer  with read-only  access to those  portions of its default  management  and servicing  platform that relate to the SPS
Mortgage Loans.

(i)     All SPS Mortgage Loans - On each Data Remittance Date,  commencing in November 2005,  SPS shall provide the Master  Servicer  a report of each SPS  Mortgage  Loan  indicating  the  information  contained  in
        Exhibit P for the period relating to the related Distribution Date.

(ii)    Liquidated  Mortgage Loans - On each Data  Remittance Date SPS shall provide the Master Servicer with a report  listing each SPS Mortgage Loan that has  liquidated or been  satisfied in full  indicating  the information,  or information substantially similar to the information,  contained in Exhibit P together with all supporting documentation for the prior calendar month.

(iii)   Mortgage  Guaranty  Insurance Policy Claims - Where  applicable,  SPS shall provide the Master Servicer with copies of all claims  filed under any Mortgage  Guaranty  Insurance  Policy and the actual  amount paid,  together  with the  explanation  of benefits  ("EOB")  for each claim  filed under any  Mortgage
        Guaranty  Insurance  Policy in respect of a SPS Mortgage  Loan.  SPS shall remit the related  Insurance
        Proceeds  within  five (5)  Business  Days  after  their  receipt,  submit  to the  Master  Servicer  a foreclosure settlement statement  substantially in the form attached hereto as Exhibit Q and agrees not to deduct any related  expenses  prior to the Master  Servicer's  approval  of the related  foreclosure settlement statement.

(iv)    Loss and Delinquency  Test - SPS shall provide the Master  Servicer with all  information  required for calculating the Loss and Delinquency Test, including but not limited to:

(A)     Loan level and  aggregate  Stated  Principal  Balance of all SPS Mortgage  Loans 61-90 days  delinquent including any loan(s) delinquent on a bankruptcy plan;

(B)     Loan level and aggregate Stated  Principal  Balance of all SPS Mortgage Loans 91 days and greater (that are not in foreclosure) including any loan(s) delinquent on a bankruptcy plan;

(C)     Loan  level  and  aggregate  Stated  Principal  Balance  of all SPS  Mortgage  Loans  that  are  active foreclosures;

(D)     Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active REOs; and

(E)     Due dates for all SPS Mortgage Loans reported under the categories listed above in (A) through (D).

(b)     SPS shall make its servicing  personnel  available  during  normal  business  hours to respond,  either orally or in writing by facsimile  transmission,  express  mail, or  electronic  mail, to reasonable  inquiries transmitted  by the Master  Servicer  with respect to any SPS Mortgage  Loan,  provided  that SPS shall only be required to provide information that is readily accessible and available to its servicing personnel.

SECTION 13.02. Master Servicer's Oversight With Respect to the SPS Mortgage Loans.

(a)     The Master  Servicer  shall be  permitted  to provide  SPS with  advice,  reports  and  recommendations regarding  SPS's  collection  efforts and the  management of specific SPS Mortgage  Loans,  which advice may be made in writing,  in the form of  electronic  mail or verbally.  Such advice shall be based on an evaluation of the  information  provided  pursuant to  Section 13.01(a).  The advice may include  comparable  analysis of the performance  of the SPS Mortgage Loans with similar  mortgage loans serviced by other mortgage loan  servicers.
Such advice may also take the form of benchmark  comparisons  that identify and interpret  SPS's  strengths and weaknesses relative to similar, unidentified servicers in the industry.

(b)     Each  party to the  Agreement  acknowledges  that the Master  Servicer's  advice is made in the form of recommendations,  and that the Master  Servicer does not have the right to direct SPS in performing  its duties under this Agreement.  SPS may, after review and analysis of any  recommendation  of the Master Servicer accept or reject such advice,  in SPS's sole  discretion,  subject to the duties and  obligations  of SPS set forth in this Agreement.

SECTION 13.03. Termination.

               The rights  and  obligations  of the  Master  Servicer  under  Sections  13.01 and 13.02 of this
Agreement  shall  terminate upon the earlier of (i) the  appointment  of a successor  Servicer to SPS hereunder for all the SPS Mortgage Loans or (ii) the  receipt by SPS of a rating of "above  average" (or its  equivalent)
or better as a servicer  of subprime  mortgage  loans by each Rating  Agency that  maintains a servicer  rating system and a Rating on the Certificates.

SECTION 13.04. Liability and Indemnification.

               Neither the Master  Servicer,  nor any of its  respective  directors,  officers,  employees,  or agents shall be under any  liability  for any action taken or for  refraining  from the taking of any action in good  faith  pursuant  to  Sections  13.01 and 13.02 of this  Agreement  or for errors in  judgment;  provided, however,  that this  provision  shall not protect  the Master  Servicer  or any such other  Person  against any liability which would otherwise be imposed by reason of willful  misfeasance,  bad faith or gross negligence in the  performance of duties or by reason of disregard of obligations and duties  hereunder.  The Master Servicer and any director,  officer,  employee, or agent thereof shall be entitled to rely in good faith on any document of any kind  prima  facie  properly  executed  and  submitted  by any Person  respecting  any  matters  arising hereunder.

SECTION 13.05. Confidentiality.

               The Master  Servicer  agrees that all material,  nonpublic  information  supplied to it by or on behalf of SPS relating to the SPS Serviced  Mortgage Loans or details of SPS's operations or SPS's  proprietary systems  shall be treated  confidentially  except as  otherwise  provided by the terms of this  Agreement or as required by law; it being  understood that the provision of any such  information by the Master Servicer to any party  shall not cause such  information  to be  considered  public for  purposes  of this  Section 13.05.  The
Master Servicer shall indemnify SPS against any loss, liability,  claims,  charges,  damages, fines, penalties, judgments,  actions,  suits,  costs  and such  other  expenses  incurred  by SPS as a result of a breach by the
Master Servicer of its obligations under this Section 13.05.

               IN WITNESS WHEREOF,  the Depositor,  the Seller, the Trust  Administrator,  the Master Servicer,
the Back-Up  Servicer,  the  Trustee,  the Special  Servicer  and the  Servicers  have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the date first written above.

                                            CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,
                                            as Depositor

                                            By:______________________________________
                                            Name:
                                            Title:

                                            DLJ MORTGAGE CAPITAL, INC.,
                                            as Seller

                                            By:______________________________________
                                            Name:
                                            Title:

                                            WELLS FARGO BANK, N.A.,
                                            as Trust Administrator, as Master Servicer and as Back-Up Servicer

                                            By:______________________________________
                                            Name:
                                            Title:

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as Trustee

                                            By:______________________________________
                                            Name:
                                            Title:

                                            WELLS FARGO BANK, N.A.,
                                            as a Servicer

                                            By:______________________________________
                                            Name:
                                            Title:

                                            SELECT PORTFOLIO SERVICING, INC.,
                                            as a Servicer and Special Servicer

                                            By:______________________________________
                                            Name:
                                            Title:

                                            JPMORGAN CHASE BANK, N.A.,
                                            as a Servicer

                                            By:______________________________________
                                            Name:
                                            Title:

                                            OCWEN LOAN SERVICING, LLC,
                                            as a Servicer

                                            By:______________________________________
                                            Name:
                                            Title:

STATE OF NEW YORK     )
        : ss.:
COUNTY OF NEW YORK    )

On this __ day of  October,  2005,  before  me,  personally  appeared  _____________,  known to me to be a Vice
President of Credit Suisse First Boston Mortgage  Securities  Corp., one of the corporations  that executed the within  instrument,  and also known to me to be the person who executed it on behalf of said  corporation,  and acknowledged to me that such corporation executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                            Notary Public
[NOTARIAL SEAL]

STATE OF NEW YORK     )
        : ss.:
COUNTY OF NEW YORK    )

On the  __ day of  October,  2005,  before  me,  personally  appeared  ____________,  known  to me to be a Vice
President of DLJ Mortgage  Capital,  Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said  corporation,  and  acknowledged to me that such corporation executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public
[NOTARIAL SEAL]

STATE OF       _____________)
        : ss.:
COUNTY OF _____________)

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of SPS, the Utah  corporation that executed the within  instrument  and also known to me to be the person who  executed it on behalf of said  corporation,  and acknowledged to me that such limited partnership executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

 STATE OF                    )
        : ss.:
COUNTY OF                    )

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking association  that  executed  the within  instrument  and also known to me to be the person who  executed  it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF                     )
        : ss.:
COUNTY OF                    )

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking association  that  executed  the within  instrument  and also known to me to be the person who  executed  it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF                     )
        : ss.:
COUNTY OF                    )

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking association  that  executed  the within  instrument  and also known to me to be the person who  executed  it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF                     )
        : ss.:
COUNTY OF                    )

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Wells Fargo Bank, N.A., the national banking association  that  executed  the within  instrument  and also known to me to be the person who  executed  it on behalf of said national  banking  association,  and acknowledged to me that such banking  corporation  executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK     )
        : ss.:
COUNTY OF NEW YORK    )

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a __________________ of U.S. Bank National  Association,  the national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such national banking association executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF       _____________)
        : ss.:
COUNTY OF _____________)

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of JPMorgan  Chase  Bank,  N.A.,  the  national banking  association that executed the within  instrument and also known to me to be the person who executed it on behalf of said national banking  association,  and acknowledged to me that such limited partnership executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

STATE OF  _____________)
                       ): ss.:
COUNTY OF _____________)

On the _____ day of  October,  2005  before  me, a Notary  Public in and for said  State,  personally  appeared
____________________,  known to me to be a  __________________  of Ocwen Loan Servicing,  LLC, the company that executed  the  within  instrument  and also  known to me to be the  person  who  executed  it on behalf of said company, and acknowledged to me that such limited partnership executed the within instrument.

IN  WITNESS  WHEREOF,  I have  hereunto  set my hand  and  affixed  my  official  seal the day and year in this certificate first above written.

                                                   Notary Public

[NOTARIAL SEAL]

                                                   EXHIBIT A

                                          FORM OF CLASS A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :       Variable

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                             Credit Suisse First Boston Mortgage Securities Corp.,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                               Class [__]-A-[__]

        evidencing a percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class  with  respect  to a  Trust  Fund  consisting  primarily  of a  pool  of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans") secured by first liens on one- to four-family residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        Principal in respect of this  Certificate is  distributable  monthly as set forth herein.  Accordingly, the  Certificate  Balance  at any time may be less  than the  Certificate  Balance  as set forth  herein.  This
Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed  by the  Depositor, the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Trust Administrator or the Trustee
referred to below or any of their  respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that CEDE & CO., is the registered  owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all  Certificates  of the Class to which this  Certificate  belongs) in certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit  Suisse First Boston
Mortgage  Securities  Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement  dated as of the Cut-off Date  specified  above (the  "Agreement")  among Credit  Suisse First Boston
Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as a seller,  Washington Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio  Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein,  the  capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  ___________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                   EXHIBIT B

                                       FORM OF CLASS [__]-M CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED  REPRESENTATIVE  OF THE DEPOSITORY  TRUST COMPANY,  A NEW
YORK CORPORATION  ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER,  EXCHANGE,  OR PAYMENT, AND ANY
CERTIFICATE  ISSUED  IS  REGISTERED  IN THE NAME OF CEDE & CO.  OR IN SUCH  OTHER  NAME AS IS  REQUESTED  BY AN
AUTHORIZED  REPRESENTATIVE  OF DTC  (AND  ANY  PAYMENT  IS MADE TO CEDE & CO.  OR TO SUCH  OTHER  ENTITY  AS IS
REQUESTED BY AN  AUTHORIZED  REPRESENTATIVE  OF DTC),  ANY TRANSFER,  PLEDGE,  OR OTHER USE HEREOF FOR VALUE OR
OTHERWISE  BY OR TO ANY  PERSON IS  WRONGFUL  INASMUCH  AS THE  REGISTERED  OWNER  HEREOF,  CEDE & CO.,  HAS AN
INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT
REFERRED TO HEREIN.

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :       Variable

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                               Class [__]-M-[__]

        evidencing a percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class  with  respect  to a  Trust  Fund  consisting  primarily  of a  pool  of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans") secured by first liens on one- to four-family residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        Principal in respect of this  Certificate is  distributable  monthly as set forth herein.  Accordingly, the  Certificate  Balance  at any time may be less  than the  Certificate  Balance  as set forth  herein.  This
Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed  by the  Depositor, the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Trust Administrator or the Trustee
referred to below or any of their  respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that CEDE & CO., is the registered  owner of the Percentage  Interest  evidenced by this
Certificate  (obtained by dividing the denomination of this  Certificate by the aggregate of the  denominations of all  Certificates  of the Class to which this  Certificate  belongs) in certain monthly  distributions  with respect to a Trust Fund  consisting  primarily of the Mortgage  Loans  deposited by Credit  Suisse First Boston
Mortgage  Securities  Corp. (the  "Depositor").  The Trust Fund was created pursuant to a Pooling and Servicing
Agreement  dated as of the Cut-off Date  specified  above (the  "Agreement")  among Credit  Suisse First Boston
Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as a seller,  Washington Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank,  N.A., as trust  administrator,  master  servicer,  servicer and back-up servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio  Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined herein,  the  capitalized  terms used herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is  subject  to the terms, provisions  and  conditions of the Agreement,  to which  Agreement the Holder of this  Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                   EXHIBIT C

                                       FORM OF CLASS [__]-B CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT
REFERRED TO HEREIN.

[THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED  ("THE ACT").  ANY
RESALE  OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF
THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT,  AN  ERISA-RESTRICTED  CERTIFICATE OR ANY INTEREST HEREIN MAY NOT
BE TRANSFERRED  UNLESS THE TRANSFEREE  DELIVERS TO THE TRUSTEE (I) A  REPRESENTATION  LETTER TO THE EFFECT THAT
SUCH  TRANSFEREE  IS NOT AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME
SECURITY ACT OF 1974,  AS AMENDED  ("ERISA") OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A
PLAN OR ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE HAS BEEN THE SUBJECT
OF AN  ERISA-QUALIFYING  UNDERWRITING,  A  REPRESENTATION  IN ACCORDANCE  WITH THE  PROVISIONS OF THE AGREEMENT
REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE  WITH THE PROVISIONS OF THE AGREEMENT  REFERRED
TO HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED TO IN THE PRECEDING  SENTENCE ARE NOT  FURNISHED,  SUCH
REPRESENTATION  SHALL BE DEEMED  TO HAVE  BEEN  MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF THIS
CERTIFICATE,  OR BY ANY BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY FORM. IN
THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT OR PERSON USING A PLAN'S OR ARRANGEMENT'S  ASSETS IS ATTEMPTED  WITHOUT THE DELIVERY TO THE TRUSTEE
OF THE OPINION OF COUNSEL  DESCRIBED ABOVE, THE ATTEMPTED  TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE
VOID AND OF NO EFFECT.

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

Percentage Interest                 :       100%

CUSIP                               :

Pass-Through Rate                   :       Variable

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                               Class [__]-B-[__]

        evidencing a percentage  interest in the  distributions  allocable  to the  Certificates  of the above-referenced  Class  with  respect  to a  Trust  Fund  consisting  primarily  of a  pool  of adjustable  rate  conventional  mortgage loans (the "Mortgage  Loans") secured by first liens on one- to four-family residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        This  Certificate  does not evidence an obligation  of, or an interest in, and is not guaranteed by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the Trustee or the Trust
Administrator  referred  to below or any of their  respective  affiliates.  Neither  this  Certificate  nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies  that  [_____________________________________________],  is the registered  owner of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all  Certificates of the Class to which this Certificate  belongs) in certain  monthly  distributions  with  respect to a Trust  Fund  consisting  primarily  of the  Mortgage  Loans deposited  by Credit  Suisse First Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was
created  pursuant to a Pooling  and  Servicing  Agreement  dated as of the Cut-off  Date  specified  above (the
"Agreement")  among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  DLJ Mortgage Capital,
Inc.,  as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank,  N.A., as trust administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee, and Select  Portfolio  Servicing,  Inc.,  as a  servicer  and as special  servicer.  To the extent not  defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        [For [__]-B-4,  [__]-B-5 and [__]-B-6 only] [No transfer of this Certificate  shall be made unless such transfer is made pursuant to an effective  registration  statement  under the Securities Act and any applicable state  securities  laws or is exempt from the  registration  requirements  under said Act and such laws. In the event that a transfer is to be made in reliance  upon an exemption  from the  Securities  Act and such laws, in order to assure  compliance  with the Securities Act and such laws,  the  Certificateholder  desiring to effect
such  transfer  and  such   Certificateholder's   prospective  transferee  shall  each  certify  to  the  Trust
Administrator  in writing the facts  surrounding  the transfer and  (i) deliver a letter in  substantially  the form of either Exhibit L and either  (A) Exhibit M 1, provided that all of the  Certificates of the Class shall be transferred to one investor or the Depositor  otherwise  consents to such  transfer,  or (B) Exhibit  M-2 or
(ii) there  shall be  delivered  to the Trust  Administrator  at the  expense of the  transferor  an Opinion of
Counsel that such  transfer may be made  pursuant to an exemption  from the  Securities  Act. The Holder hereof desiring  to  affect  such  transfer  shall,  and does  hereby  agree  to,  indemnify  the  Trustee,  the Trust
Administrator  and the Depositor  against any liability  that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

        Pursuant to Section 6.02(f) of the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trustee  shall have received  either (i) a  representation  letter from the  transferee of such
ERISA-Restricted   Certificate,   acceptable  to  and  in  form  and  substance   satisfactory   to  the  Trust
Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to
Section 406  of  ERISA or  Section 4975  of the  Code,  or a  person  using  the  assets  of any  such  plan or arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund,  (ii) if the purchaser is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation that the purchaser is an insurance company which is purchasing such Certificates  with funds contained in an "insurance  company general account" (as such term is defined in  Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such  Certificate  are covered  under  Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for  registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  or a person  using  such  plan's  or  arrangement's  assets,  an  Opinion  of  Counsel  satisfactory  to the Trust
Administrator  to the effect that the  purchase or holding of such  Certificate  will not result in  prohibited transactions  under  Section 406 of ERISA and/or  Section 4975  of the Code and will not subject the Depositor, the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the  representations  referred to in the  preceding  sentence are not  furnished, such  representation  shall be deemed to have been made to the  trustee by the  transferee's  acceptance  of an
ERISA-Restricted  Certificate  or by any  beneficial  owner who  purchases an interest in this  certificate  in
book-entry  form.  In  the  event  that  a  representation   is  violated,   or  any  attempt  to  transfer  an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is attempted  without  the  delivery  to the  Trustee of the Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                  EXHIBIT D-1

                                         FORM OF CLASS AR CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS  CERTIFICATE  REPRESENTS  OWNERSHIP OF "RESIDUAL  INTERESTS"
ISSUED BY "REAL ESTATE MORTGAGE  INVESTMENT  CONDUITS," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS
860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE PROPOSED  TRANSFEREE  DELIVERS
TO THE TRUST  ADMINISTRATOR A TRANSFER  AFFIDAVIT IN ACCORDANCE  WITH THE PROVISIONS OF THE AGREEMENT  REFERRED
TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE
TRUSTEE A  REPRESENTATION  LETTER TO THE  EFFECT  THAT  SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR
ARRANGEMENT  SUBJECT  TO THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF  1974,  AS  AMENDED  ("ERISA")  OR
ARRANGEMENT,  OR  SECTION  4975  OF THE  CODE OR A  PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR  ARRANGEMENT.
NOTWITHSTANDING  ANYTHING ELSE TO THE CONTRARY  HEREIN,  ANY PURPORTED  TRANSFER OF THIS  CERTIFICATE  TO OR ON
BEHALF OF AN  EMPLOYEE  BENEFIT  PLAN OR  ARRANGEMENT  SUBJECT  TO ERISA OR TO THE CODE SHALL BE VOID AND OF NO
EFFECT.

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :       Variable

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                                   Class AR

        evidencing a percentage  interest in the  distributions  allocable to the Class AR  Certificates with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate  conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family  residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        Principal in respect of this  Certificate is  distributable  monthly as set forth herein.  Accordingly, the  Certificate  Balance  at any time may be less  than the  Certificate  Balance  as set forth  herein.  This
Certificate  does not evidence an obligation  of, or an interest in, and is not  guaranteed  by the  Depositor, the Seller, the Master Servicer,  the Servicers,  the Special Servicer,  the Trustee or the Trust Administrator
referred to below or any of their  respective  affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that Credit Suisse First Boston LLC, is the registered owner of the Percentage  Interest evidenced by this  Certificate  (obtained by dividing the  denomination of this Certificate by the aggregate of the  denominations  of all  Certificates  of the Class to which this  Certificate  belongs) in certain  monthly distributions  with respect to a Trust Fund  consisting  primarily of the  Mortgage  Loans  deposited by Credit
Suisse First Boston Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created  pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above (the  "Agreement")  among Credit
Suisse  First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,
Washington Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank, N.A., as trust administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        Any  distribution  of the  proceeds  of any  remaining  assets of the Trust Fund will be made only upon presentment  and surrender of this Class AR Certificate  at the Corporate  Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

        Pursuant to  Section 6.02(f) of the Agreement,  no transfer of this Residual  Certificate shall be made unless the Trustee  shall have  received a  representation  letter  from the  transferee  of such  Certificate, acceptable  to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect  that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement  which  representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust Fund.  In the event the  representations referred to in the  preceding  sentence are not  furnished,  such  representation  shall be deemed to have been made to the Trustee by the  transferee's  acceptance of this Residual  Certificate or by any  beneficial  owner who  purchases an interest in this  Certificate  in  book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or arrangement's  assets is attempted,  the attempted  transfer or acquisition of this Certificate shall be void and of no effect.

        Each Holder of this Class AR Certificate  will be deemed to have agreed to be bound by the restrictions of the Agreement,  including but not limited to the restrictions  that (i) each person holding or acquiring any
Ownership Interest in this Class AR Certificate must be a Permitted  Transferee,  (ii) no Ownership Interest in
this  Class AR  Certificate  may be  transferred  without  delivery  to the Trust  Administrator  of a transfer affidavit of the initial owner or the proposed  transferee in the form described in the  Agreement,  (iii) each person  holding or  acquiring  any  Ownership  Interest  in this Class AR  Certificate  must agree to require a transfer  affidavit  from any other person to whom such person  attempts to Transfer its Ownership  Interest in this Class AR  Certificate  as required  pursuant to the  Agreement,  (iv) each  person holding or acquiring an
Ownership  Interest  in this Class AR  Certificate  must agree not to transfer  an  Ownership  Interest in this
Class AR Certificate  if it has actual  knowledge  that the proposed  transferee is not a Permitted  Transferee and (v) any  attempted  or  purported  transfer  of any  Ownership  Interest  in this Class AR  Certificate  in violation  of such  restrictions  will be  absolutely  null and void and will vest no  rights in the  purported transferee.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                  EXHIBIT D-2

                                        FORM OF CLASS AR-L CERTIFICATE

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST" IN A "REAL ESTATE
MORTGAGE  INVESTMENT  CONDUIT,"  AS THOSE TERMS ARE  DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS  CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED  UNLESS THE PROPOSED  TRANSFEREE  DELIVERS
TO THE TRUST  ADMINISTRATOR A TRANSFER  AFFIDAVIT IN ACCORDANCE  WITH THE PROVISIONS OF THE AGREEMENT  REFERRED
TO HEREIN.

NEITHER THIS  CERTIFICATE  NOR ANY INTEREST  HEREIN MAY BE TRANSFERRED  UNLESS THE  TRANSFEREE  DELIVERS TO THE
TRUSTEE A  REPRESENTATION  LETTER TO THE  EFFECT  THAT  SUCH  TRANSFEREE  IS NOT AN  EMPLOYEE  BENEFIT  PLAN OR
ARRANGEMENT  SUBJECT  TO  SECTION  406 OF THE  EMPLOYEE  RETIREMENT  INCOME  SECURITY  ACT OF 1974,  AS AMENDED
("ERISA")  OR  ARRANGEMENT,  OR  SECTION  4975 OF THE  CODE OR A  PERSON  USING  THE  ASSETS  OF SUCH A PLAN OR
ARRANGEMENT.   NOTWITHSTANDING   ANYTHING  ELSE  TO  THE  CONTRARY  HEREIN,  ANY  PURPORTED  TRANSFER  OF  THIS
CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE  BENEFIT PLAN OR  ARRANGEMENT  SUBJECT TO ERISA OR TO THE CODE SHALL
BE VOID AND OF NO EFFECT.

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Certificate Balance
of this Certificate
("Denomination")                    :

Initial Certificate Balances
of all Certificates
of this Class                       :

CUSIP                               :

Pass-Through Rate                   :       Variable

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                                  Class AR-L

        evidencing a percentage  interest in the distributions  allocable to the Class AR-L Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional  mortgage loans  (the  "Mortgage  Loans")  secured  by  first  liens  on one- to  four-family  residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

               Principal  in  respect  of this  Certificate  is  distributable  monthly  as set  forth  herein.
Accordingly,  the  Certificate  Balance  at any time may be less  than the  Certificate  Balance  as set  forth herein.  This  Certificate  does not evidence an obligation of, or an interest in, and is not guaranteed by the
Depositor,  the Seller, the Master Servicer,  the Servicer,  the Trustee or the Trust Administrator referred to below or any of their  respective  affiliates.  Neither this  Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

               This  certifies  that  [__________________________________],  is  the  registered  owner  of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all  Certificates of the Class to which this Certificate  belongs) in certain  monthly  distributions  with  respect to a Trust  Fund  consisting  primarily  of the  Mortgage  Loans deposited  by Credit  Suisse First Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was
created  pursuant to a Pooling  and  Servicing  Agreement  dated as of the Cut-off  Date  specified  above (the
"Agreement")  among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  DLJ Mortgage Capital,
Inc.,  as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank,  N.A., as trust administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee, and Select  Portfolio  Servicing,  Inc.,  as a  servicer  and as special  servicer.  To the extent not  defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

               Any  distribution  of the proceeds of any  remaining  assets of the Trust Fund will be made only upon  presentment  and surrender of this Class AR-L  Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in New York, New York.

        Pursuant to  Section 6.02(f) of the Agreement,  no transfer of this Residual  Certificate shall be made unless the Trustee  shall have  received a  representation  letter  from the  transferee  of such  Certificate, acceptable  to and in form and  substance  satisfactory  to the Trust  Administrator,  to the effect  that such transferee is not an employee  benefit plan or arrangement  subject to Section 406 of ERISA or  Section 4975 of the Code, or a person using the assets of any such plan or arrangement  which  representation  letter shall not be an expense of the  Trustee,  the Trust  Administrator  or the Trust Fund.  In the event the  representations referred to in the  preceding  sentence are not  furnished,  such  representation  shall be deemed to have been made to the Trustee by the  transferee's  acceptance of this Residual  Certificate or by any  beneficial  owner who  purchases an interest in this  Certificate  in  book-entry  form.  In the event that a  representation  is violated,  or any attempt to transfer  this Residual  Certificate  to a plan or  arrangement  or person using a plan's or arrangement's  assets is attempted,  the attempted  transfer or acquisition of this Certificate shall be void and of no effect.

               Each  Holder of this Class  AR-L  Certificate  will be deemed to have  agreed to be bound by the restrictions of the Agreement,  including but not limited to the  restrictions  that (i) each person holding or acquiring  any  Ownership  Interest  in this Class AR-L  Certificate  must be a Permitted  Transferee,  (ii) no
Ownership  Interest  in  this  Class  AR-L  Certificate  may be  transferred  without  delivery  to  the  Trust
Administrator  of a transfer  affidavit of the initial owner or the proposed  transferee in the form  described in the  Agreement,  (iii)  each  person  holding  or  acquiring  any  Ownership  Interest  in this  Class  AR-L
Certificate  must agree to require a transfer  affidavit from any other person to whom such person  attempts to
Transfer its Ownership  Interest in this Class AR-L  Certificate as required  pursuant to the  Agreement,  (iv)
each  person  holding or  acquiring  an  Ownership  Interest in this Class AR-L  Certificate  must agree not to transfer an Ownership  Interest in this Class AR-L  Certificate  if it has actual  knowledge  that the proposed transferee  is not a  Permitted  Transferee  and (v) any  attempted  or  purported  transfer  of any  Ownership
Interest in this Class AR-L  Certificate  in violation of such  restrictions  will be absolutely  null and void and will vest no rights in the purported transferee.

               Reference is hereby made to the further  provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

               This  Certificate  shall not be entitled to any benefit  under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

               IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: __________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                   EXHIBIT E

                                          FORM OF CLASS P CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT
REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  ("THE ACT").  ANY
RESALE  OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF
THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO SECTION  6.02(f)  OF THE  AGREEMENT,  NEITHER  THIS  CERTIFICATE  NOR ANY  INTEREST  HEREIN MAY BE
TRANSFERRED UNLESS THE TRANSFEREE  DELIVERS TO THE TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA")  OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE HAS BEEN THE SUBJECT OF AN
ERISA-QUALIFYING  UNDERWRITING,  A REPRESENTATION  IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED
TO HEREIN OR (III) AN OPINION OF COUNSEL  IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO
HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED  TO IN THE  PRECEDING  SENTENCE  ARE NOT  FURNISHED,  SUCH
REPRESENTATION  SHALL BE DEEMED  TO HAVE  BEEN  MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF THIS
CERTIFICATE,  OR BY ANY BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY FORM. IN
THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT  OR  PERSON  ACTING ON BEHALF  OF A PLAN OR USING A PLAN'S  OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED
WITHOUT THE  DELIVERY  TO THE TRUSTEE OF THE OPINION OF COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER OR
ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :      P-1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Percentage Interest                 :       ____%

CUSIP                               :

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                  Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11,
                                                    Class P

        evidencing  a  100%  Percentage   Interest  in  the  distributions   allocable  to  the  Class P
        Certificates  with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans  (the  "Mortgage  Loans")  secured  by  first  liens  on  one-  to four-family residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        This  Certificate  does not evidence an obligation  of, or an interest in, and is not guaranteed by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the Trustee or the Trust
Administrator  referred  to below or any of their  respective  affiliates.  Neither  this  Certificate  nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies that  _____________________________,  is the registered owner of the Percentage Interest evidenced by this  Certificate  (obtained by dividing the  denomination of this Certificate by the aggregate of the  denominations  of all  Certificates  of the Class to which this  Certificate  belongs) in certain  monthly distributions  with respect to a Trust Fund  consisting  primarily of the  Mortgage  Loans  deposited by Credit
Suisse First Boston Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was created  pursuant to a
Pooling and Servicing  Agreement  dated as of the Cut-off Date specified above (the  "Agreement")  among Credit
Suisse  First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage  Capital,  Inc.,  as a seller,
Washington Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank, N.A., as trust administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank  National  Association,  as trustee,  and Select Portfolio
Servicing,  Inc., as a servicer and as special  servicer.  To the extent not defined  herein,  the  capitalized terms used  herein have the  meanings  assigned  in the  Agreement.  This  Certificate  is issued  under and is subject to the terms,  provisions  and  conditions  of the  Agreement,  to which  Agreement  the Holder of this
Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        No transfer of this  Certificate  shall be made unless such  transfer is made  pursuant to an effective registration  statement  under the Securities Act and any applicable  state  securities  laws or is exempt from the  registration  requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an exemption  from the  Securities  Act and such laws,  in order to assure  compliance  with the
Securities   Act  and  such  laws,   the   Certificateholder   desiring  to  effect  such   transfer  and  such
Certificateholder's  prospective  transferee shall each certify to the Trust Administrator in writing the facts surrounding  the transfer  and (i) deliver a letter in  substantially  the form of either  Exhibit L and either
(A) Exhibit M-1,  provided that all of the  Certificates  of the Class shall be  transferred to one investor or the Depositor  otherwise consents to such transfer,  or (B) Exhibit M-2 or (ii) there shall be delivered to the
Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel  that such  transfer may be made pursuant to an exemption from the  Securities  Act. The Holder hereof  desiring to effect such transfer  shall, and does hereby  agree to,  indemnify  the  Trustee,  the Trust  Administrator  and the  Depositor  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.

        Pursuant to Section 6.02(f) of the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trustee  shall have received  either (i) a  representation  letter from the  transferee of such
ERISA-Restricted   Certificate,   acceptable  to  and  in  form  and  substance   satisfactory   to  the  Trust
Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to
Section 406  of  ERISA or  Section 4975  of the  Code,  or a  person  using  the  assets  of any  such  plan or arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund,  (ii) if the purchaser is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation that the purchaser is an insurance company which is purchasing such Certificates  with funds contained in an "insurance  company general account" (as such term is defined in  Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such  Certificate  are covered  under  Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for  registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  or a person  using  such  plan's  or  arrangement's  assets,  an  Opinion  of  Counsel  satisfactory  to the Trust
Administrator  to the effect that the  purchase or holding of such  Certificate  will not result in  prohibited transactions  under  Section 406 of ERISA and/or  Section 4975  of the Code and will not subject the Depositor, the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the  representations  referred to in the  preceding  sentence are not  furnished, such  representation  shall be deemed to have been made to the  Trustee by the  transferee's  acceptance  of an
ERISA-Restricted  Certificate  or by any  beneficial  owner who  purchases an interest in this  certificate  in
book-entry  form.  In  the  event  that  a  representation   is  violated,   or  any  attempt  to  transfer  an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is attempted  without  the  delivery  to the  Trustee of the Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth  following  the signature  page hereof,  which further  provisions  shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining
Mortgage  Loans in such Loan  Groups  and all  property  acquired  in  respect  of such  Mortgage  Loans may be purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and responsibilities  created by the Agreement will  terminate upon the later of the maturity or other  liquidation
(or  any  advance  with  respect  thereto)  of the  last  Mortgage  Loan  remaining  in the  Trust  Fund or the disposition  of all  property in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust created by the
Agreement  continue  beyond the earlier of (i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the Agreement of a certain person named in the Agreement or (ii) the
Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall  have the  meaning  assigned  in the  Agreement,  and  nothing  herein  shall  be  deemed inconsistent with that meaning.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  _______________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                   EXHIBIT F

                                       FORM OF CLASS [__]-X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES,  THIS CERTIFICATE  REPRESENTS OWNERSHIP OF A "REGULAR INTEREST" IN
A "REAL ESTATE MORTGAGE  INVESTMENT  CONDUIT," AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND
860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CERTIFICATE IS  SUBORDINATED  IN RIGHT OF PAYMENT TO CERTAIN  CERTIFICATES  AS DESCRIBED IN THE AGREEMENT
REFERRED TO HEREIN.

THIS  CERTIFICATE  HAS NOT BEEN  REGISTERED  UNDER THE  SECURITIES  ACT OF 1933,  AS AMENDED  ("THE ACT").  ANY
RESALE  OR  TRANSFER  OF THIS  CERTIFICATE  WITHOUT  REGISTRATION  THEREOF  UNDER THE ACT MAY ONLY BE MADE IN A
TRANSACTION  EXEMPTED FROM THE  REGISTRATION  REQUIREMENTS  OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF
THE AGREEMENT REFERRED TO HEREIN.

PURSUANT  TO SECTION  6.02(f)  OF THE  AGREEMENT,  NEITHER  THIS  CERTIFICATE  NOR ANY  INTEREST  HEREIN MAY BE
TRANSFERRED UNLESS THE TRANSFEREE  DELIVERS TO THE TRUSTEE (I) A REPRESENTATION  LETTER TO THE EFFECT THAT SUCH
TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT  SUBJECT TO THE EMPLOYEE  RETIREMENT  INCOME SECURITY
ACT OF 1974,  AS AMENDED  ("ERISA")  OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR
ARRANGEMENT,  OR (II) IF THE PURCHASER IS AN INSURANCE  COMPANY AND THE  CERTIFICATE HAS BEEN THE SUBJECT OF AN
ERISA-QUALIFYING  UNDERWRITING,  A REPRESENTATION  IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT  REFERRED
TO HEREIN OR (III) AN OPINION OF COUNSEL  IN  ACCORDANCE  WITH THE  PROVISIONS  OF THE  AGREEMENT  REFERRED  TO
HEREIN.  IN THE EVENT THE  REPRESENTATIONS  REFERRED  TO IN THE  PRECEDING  SENTENCE  ARE NOT  FURNISHED,  SUCH
REPRESENTATION  SHALL BE DEEMED  TO HAVE  BEEN  MADE TO THE  TRUSTEE  BY THE  TRANSFEREE'S  ACCEPTANCE  OF THIS
CERTIFICATE,  OR BY ANY BENEFICIAL  OWNER WHO PURCHASES AN INTEREST IN THIS  CERTIFICATE IN BOOK-ENTRY FORM. IN
THE EVENT  THAT A  REPRESENTATION  IS  VIOLATED,  OR ANY  ATTEMPT TO  TRANSFER  THIS  CERTIFICATE  TO A PLAN OR
ARRANGEMENT  OR  PERSON  ACTING ON BEHALF  OF A PLAN OR USING A PLAN'S  OR  ARRANGEMENT'S  ASSETS IS  ATTEMPTED
WITHOUT THE  DELIVERY  TO THE TRUSTEE OF THE OPINION OF COUNSEL  DESCRIBED  ABOVE,  THE  ATTEMPTED  TRANSFER OR
ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.                     :      1

Cut-off Date                        :       October 1, 2005

First Distribution Date             :      November 25, 2005

Initial Notional Amount of this
Certificate ("Denomination")        :

Initial Class Notional Amount of
all Certificates of this Class      :

Percentage Interest                 :       100%

CUSIP                               :

Pass-Through Rate                   :       N/A

Maturity Date                       :       February 2036

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                                 Class [__]-X

        evidencing  a 100%  Percentage  Interest  in the  distributions  allocable  to the  Class [__]-X
        Certificates  with respect to a Trust Fund  consisting  primarily of a pool of  adjustable  rate conventional  mortgage  loans  (the  "Mortgage  Loans")  secured  by  first  liens  on  one-  to four-family residential properties.

                      Credit Suisse First Boston Mortgage Securities Corp., as Depositor

        This  Certificate  does not evidence an obligation  of, or an interest in, and is not guaranteed by the
Depositor,  the Seller,  the Master Servicer,  the Servicers,  the Special  Servicer,  the Trustee or the Trust
Administrator  referred  to below or any of their  respective  affiliates.  Neither  this  Certificate  nor the
Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

        This certifies  that  [_____________________________________________],  is the registered  owner of the
Percentage  Interest  evidenced by this Certificate  (obtained by dividing the denomination of this Certificate by the aggregate of the  denominations of all  Certificates of the Class to which this Certificate  belongs) in certain  monthly  distributions  with  respect to a Trust  Fund  consisting  primarily  of the  Mortgage  Loans deposited  by Credit  Suisse First Boston  Mortgage  Securities  Corp.  (the  "Depositor").  The Trust Fund was
created  pursuant to a Pooling  and  Servicing  Agreement  dated as of the Cut-off  Date  specified  above (the
"Agreement")  among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  DLJ Mortgage Capital,
Inc.,  as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Wells Fargo Bank,  N.A., as trust administrator,  master servicer,  servicer and back-up servicer,  U.S. Bank National  Association,  as trustee, and Select  Portfolio  Servicing,  Inc.,  as a  servicer  and as special  servicer.  To the extent not  defined herein,  the capitalized  terms used herein have the meanings  assigned in the Agreement.  This  Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which  Agreement the
Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

        No transfer of this  Certificate  shall be made unless such  transfer is made  pursuant to an effective registration  statement  under the Securities Act and any applicable  state  securities  laws or is exempt from the  registration  requirements  under  said Act and such laws.  In the event that a transfer  is to be made in reliance  upon an exemption  from the  Securities  Act and such laws,  in order to assure  compliance  with the
Securities   Act  and  such  laws,   the   Certificateholder   desiring  to  effect  such   transfer  and  such
Certificateholder's  prospective  transferee shall each certify to the Trust Administrator in writing the facts surrounding  the transfer  and (i) deliver a letter in  substantially  the form of either  Exhibit L and either
(A) Exhibit M 1, provided that all of the  Certificates  of the Class shall be  transferred  to one investor or the Depositor  otherwise consents to such transfer,  or (B) Exhibit M 2 or (ii) there shall be delivered to the
Trust  Administrator  at the expense of the  transferor  an Opinion of Counsel  that such  transfer may be made pursuant to an exemption from the  Securities  Act. The Holder hereof  desiring to effect such transfer  shall, and does hereby  agree to,  indemnify  the  Trustee,  the Trust  Administrator  and the  Depositor  against any liability  that may result if the transfer is not so exempt or is not made in accordance  with such federal and state laws.

        Pursuant to Section 6.02(f) of the Agreement,  no transfer of an ERISA-Restricted  Certificate shall be made unless the Trustee  shall have received  either (i) a  representation  letter from the  transferee of such
ERISA-Restricted   Certificate,   acceptable  to  and  in  form  and  substance   satisfactory   to  the  Trust
Administrator,  to the effect that such  transferee is not an employee  benefit plan or arrangement  subject to
Section 406  of  ERISA or  Section 4975  of the  Code,  or a  person  using  the  assets  of any  such  plan or arrangement  which  representation  letter shall not be an expense of the Trustee,  the Trust  Administrator or the Trust Fund,  (ii) if the purchaser is an insurance  company and the  ERISA-Restricted  Certificate has been the subject of an  ERISA-Qualifying  Underwriting,  a representation that the purchaser is an insurance company which is purchasing such Certificates  with funds contained in an "insurance  company general account" (as such term is defined in  Section V(e) of Prohibited  Transaction  Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such  Certificate  are covered  under  Sections I and III of PTCE 95-60 or (iii) in the case of any such  ERISA-Restricted  Certificate  presented for  registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent  enactments),  or a person  using  such  plan's  or  arrangement's  assets,  an  Opinion  of  Counsel  satisfactory  to the Trust
Administrator  to the effect that the  purchase or holding of such  Certificate  will not result in  prohibited transactions  under  Section 406 of ERISA and/or  Section 4975  of the Code and will not subject the Depositor, the Trustee, the Trust  Administrator,  the Master Servicer or any other Servicer to any obligation in addition to those  undertaken  in this  Agreement,  which  Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the  representations  referred to in the  preceding  sentence are not  furnished, such  representation  shall be deemed to have been made to the  Trustee by the  transferee's  acceptance  of an
ERISA-Restricted  Certificate  or by any  beneficial  owner who  purchases an interest in this  certificate  in
book-entry  form.  In  the  event  that  a  representation   is  violated,   or  any  attempt  to  transfer  an
ERISA-Restricted  Certificate  to a plan or  arrangement  or person using a plan's or  arrangement's  assets is attempted  without  the  delivery  to the  Trustee of the Opinion of Counsel  described  above,  the  attempted transfer or acquisition of this certificate shall be void and of no effect.

        Reference  is hereby  made to the  further  provisions  of this  Certificate  set forth on the  reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

        This  Certificate  shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

        On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining
Mortgage  Loans in such Loan  Groups  and all  property  acquired  in  respect  of such  Mortgage  Loans may be purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and responsibilities  created by the Agreement will  terminate upon the later of the maturity or other  liquidation
(or  any  advance  with  respect  thereto)  of the  last  Mortgage  Loan  remaining  in the  Trust  Fund or the disposition  of all  property in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust created by the
Agreement  continue  beyond the earlier of (i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the Agreement of a certain person named in the Agreement or (ii) the
Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall  have the  meaning  assigned  in the  Agreement,  and  nothing  herein  shall  be  deemed inconsistent with that meaning.

        IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  __________________

                                            WELLS FARGO BANK, N.A.
                                            as Trust Administrator

                                            By
Countersigned:

By ___________________________
        Authorized Signatory of
        WELLS FARGO BANK, N.A.
        as Trust Administrator

                                                   EXHIBIT G

                                        FORM OF REVERSE OF CERTIFICATES

                             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    Adjustable Rate Mortgage Trust 2005-11,
                   Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11
                                             Class [__]-[__]-[__]

        This  Certificate is one of a duly authorized  issue of Certificates  designated as Credit Suisse First
Boston Mortgage Securities Corp., Adjustable Rate Mortgage-Backed  Pass-Through  Certificates,  Series 2005-11,
of the Series specified on the face hereof (herein  collectively called the  "Certificates"),  and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

        The  Certificateholder,  by its acceptance of this Certificate,  agrees that it will look solely to the funds on deposit in the  Certificate  Account for payment  hereunder and that neither the Trustee nor the Trust
Administrator  is liable to the  Certificateholders  for any  amount  payable  under  this  Certificate  or the
Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

        This  Certificate  does not purport to summarize  the  Agreement and reference is made to the Agreement for the interests,  rights and limitations of rights,  benefits,  obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

        Pursuant to the terms of the Agreement,  a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the  "Distribution  Date"), commencing  on the first  Distribution  Date  specified  on the face  hereof,  to the Person in whose name this
Certificate  is  registered  at the close of business on the  applicable  Record Date in an amount equal to the product of the Percentage  Interest  evidenced by this Certificate and the amount required to be distributed to
Holders of Certificates of the Class to which this Certificate  belongs on such  Distribution  Date pursuant to the Agreement.  The Record Date applicable to each  Distribution  Date is (1) with  respect to all Certificates other than the LIBOR  Certificates held in Book-Entry Form on such Distribution  Date, the close of business on the last day of the calendar  month  preceding  the month in which such  Distribution  Date occurs and (2) with respect to the LIBOR  Certificates held in Book-Entry Form on such Distribution  Date, the close of business on the Business Day immediately preceding such Distribution Date.

        Distributions on this Certificate shall be made by wire transfer of immediately  available funds to the account  of the  Holder  hereof at a bank or other  entity  having  appropriate  facilities  therefor,  if such
Certificateholder  shall have so notified the Trust  Administrator in writing at least five Business Days prior to the related  Record Date and such  Certificateholder  shall  satisfy the  conditions to receive such form of payment  set forth in the  Agreement,  or, if not,  by check  mailed by first class mail to the address of such
Certificateholder  appearing in the Certificate  Register.  The final  distribution on each Certificate will be made in like manner,  but only upon  presentment  and  surrender of such  Certificate  at the  Corporate  Trust
Office or such other location specified in the notice to Certificateholders of such final distribution.

        The  Agreement  permits,  with certain  exceptions  therein  provided,  the  amendment  thereof and the modification  of the rights and  obligations  of the  Trustee,  the Trust  Administrator  and the rights of the
Certificateholders  under the Agreement at any time by the Depositor,  the Master Servicer, the Servicers,  the
Special  Servicer,  the  Seller,  the Trustee  and the Trust  Administrator  with the consent of the Holders of
Certificates  affected by such  amendment  evidencing  the requisite  Percentage  Interest,  as provided in the
Agreement.  Any such consent by the Holder of this  Certificate  shall be conclusive and binding on such Holder and upon all future Holders of this  Certificate and of any  Certificate  issued upon the transfer hereof or in exchange  therefor or in lieu hereof  whether or not  notation of such  consent is made upon this  Certificate.
The Agreement also permits the amendment  thereof,  in certain  limited  circumstances,  without the consent of the Holders of any of the Certificates.

        As provided in the  Agreement  and subject to certain  limitations  therein set forth,  the transfer of this Certificate is registrable in the Certificate  Register of the Trust  Administrator upon surrender of this
Certificate for  registration  of transfer at the Corporate Trust Office or the office or agency  maintained by the Trust  Administrator  in New York,  New York,  accompanied  by a written  instrument  of  transfer  in form satisfactory to the Trust  Administrator  and the  Certificate  Registrar duly executed by the holder hereof or such holder's  attorney  duly  authorized in writing,  and thereupon one or more new  Certificates  of the same
Class in authorized  denominations  and  evidencing the same  aggregate  Percentage  Interest in the Trust Fund will be issued to the designated transferee or transferees.

        The  Certificates  are  issuable  only as  registered  Certificates  without  coupons in  denominations specified  in the  Agreement.  As provided in the  Agreement  and  subject to certain  limitations  therein set forth,  Certificates are exchangeable  for new Certificates of the same Class in authorized  denominations  and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

        No service  charge  will be made for any such  registration  of  transfer  or  exchange,  but the Trust
Administrator  may require  payment of a sum sufficient to cover any tax or other  governmental  charge payable in connection therewith.

        The Depositor,  each Servicer, the Master Servicer, the Seller, the Trustee and the Trust Administrator
and any agent of the  Depositor,  each  Servicer,  the Master  Servicer,  the Seller,  the Trustee or the Trust
Administrator  may treat the Person in whose name this  Certificate  is  registered as the owner hereof for all purposes,  and none of the Depositor,  the Servicers,  the Master Servicer,  the Seller, the Trustee, the Trust
Administrator or any such agent shall be affected by any notice to the contrary.

        On any Distribution  Date on which the Stated  Principal  Balance of Mortgage Loans in such Loan Groups as are specified in the Agreement are less than those  percentages  set forth in the  Agreement,  all remaining
Mortgage  Loans in such Loan  Groups  and all  property  acquired  in  respect  of such  Mortgage  Loans may be purchased  as provided  in the  Agreement.  In the event that no such  purchase  occurs,  the  obligations  and responsibilities  created by the Agreement will  terminate upon the later of the maturity or other  liquidation
(or  any  advance  with  respect  thereto)  of the  last  Mortgage  Loan  remaining  in the  Trust  Fund or the disposition  of all  property in respect  thereof and the  distribution  to  Certificateholders  of all amounts required to be  distributed  pursuant to the  Agreement.  In no event,  however,  will the trust created by the
Agreement  continue  beyond the earlier of (i) the  expiration  of 21 years from the death of the last survivor of the  descendants  living at the date of the Agreement of a certain person named in the Agreement or (ii) the
Distribution  Date following the third  anniversary of the scheduled  maturity date of the Mortgage Loan having the latest  scheduled  maturity date as of the related  Cut-off  Date.  Any term used herein that is defined in the  Agreement  shall  have the  meaning  assigned  in the  Agreement,  and  nothing  herein  shall  be  deemed inconsistent with that meaning.

                                                  ASSIGNMENT

        FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
______________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby  authorizes  the  transfer  of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust  Administrator to issue a new Certificate of a like  denomination and Class, to the above named assignee and deliver such Certificate to the following address:

______________________________________________________________________________
Dated:

                                    Signature by or on behalf of assignor

                                           DISTRIBUTION INSTRUCTIONS

                    The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                                                                                                ,
for the account of                                                                              ,
account number               , or, if mailed by check, to

Applicable statements should be mailed to

This information is provided by, the assignee named above, or, as its agent.

                                                  EXHIBIT H-1

                                         FORM OF SERVICER INFORMATION

The  following  information  will be  e-mailed  to the  Master  Servicer  by  each  Servicer  and to the  Trust
Administrator by the Master Servicer:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:
        1-30
        31-60
        61-90
        91 +
Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Wells Fargo Bank NA
9062 Old Annapolis Road
Columbia, MD 20145
Attention:  Client Manager, CSFB ARMT 2005-11
Phone No. 410-884-2000
Fax No. 410-715-2380

[name]
Wells Fargo Bank, N.A.
[address]
Phone No. [________]
Fax No. [________]
[email]

                                                  EXHIBIT H-2

                                       FORM OF REALIZED LOSS CALCULATION

WELLS FARGO BANK, N.A.
Form 332

---------------------------------------------------------------------------------------------------------------
Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a
Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan's removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.06 of this Agreement (the
"Statement Date") in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage
Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions
The numbers on the form correspond with the numbers listed below.
1.      The actual Unpaid Principal Balance of the Mortgage Loan.
2.      The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.
3-7.    Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.
8.      Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.
10.     The total of lines 1 through 9.

Credits

11-17.  Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a
        Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the
        Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.     The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.     The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show
        the amount in parenthesis (   ).

                                             H-2-2

                                            WELLS FARGO BANK, N.A.
                                         CALCULATION OF REALIZED LOSS

---------------------------------------------------------------------------------------------------------------

               WELLS FARGO BANK, N.A. Trust:  ___________________________
Prepared by:  __________________                          Date:  _______________
Phone:  ______________________

            ---------------------          ---------------------        ----------------------
            Service Loan No.               Servicer Name                Servicer Address

            ---------------------          ---------------------        ----------------------

WELLS FARGO BANK, N.A.
Loan No._____________________________
Borrower's Name:________________________________________________________
Property
Address:________________________________________________________________
Liquidation and Acquisition Expenses:
        Actual Unpaid Principal Balance of Mortgage               $ _______________(1)
        Loan
        Interest accrued at Net Rate                               ________________(2)
        Attorney's Fees                                            ________________(3)
        Taxes                                                      ________________(4)
        Property Maintenance                                       ________________(5)
        MI/Hazard Insurance Premiums                               ________________(6)
        Hazard Loss Expenses                                       ________________(7)
        Accrued Servicing Fees                                     ________________(8)
        Other (itemize)                                            ________________(9)
        _________________________________________                  $ _________________
        _________________________________________                  __________________
        _________________________________________                  __________________
        _________________________________________                  __________________
Total Expenses                                                    $ ______________(10)
Credits:
        Escrow Balance                                            $ ______________(11)
        HIP Refund                                                ________________(12)
        Rental Receipts                                           ________________(13)
        Hazard Loss Proceeds                                      ________________(14)
        Primary Mortgage Insurance Proceeds                       ________________(15)
        Proceeds from Sale of Acquired Property                   ________________(16)
        Other (itemize)                                           ________________(17)
        _________________________________________                  ___________________
        _________________________________________                  ___________________
Total Credits                                                     $________________(18)
Total Realized Loss (or Amount of Gain)                           $________________(19)

                                                   EXHIBIT I

                                FORM OF TRUST RECEIPT AND INITIAL CERTIFICATION

                                           [_________________, 200_]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2005-11
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2005-11
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

        Re:    Custodial  Agreement,  dated as of October 1,  2005,  among U.S. Bank National  Association,  as
               Trustee, Wells Fargo Bank, N.A., as Trust Administrator, and [_______________], as Custodian.

Ladies and Gentlemen:

               In accordance with the provisions of Section 4 of the above-referenced  Custodial Agreement, the undersigned,  as the  Custodian,  hereby  certifies as to each Mortgage Loan in the Mortgage Loan Schedule that
(i) it has received the original  Mortgage  Note and  Assignment of Mortgage with respect to each Mortgage Loan identified on the Mortgage Loan  Schedule  attached  hereto and (ii) such Mortgage Note has been reviewed by it and appears  regular on its face and relates to such Mortgage Loan. The Custodian makes no  representations  as to (i) the validity,  legality,  enforceability,  sufficiency,  due  authorization or genuineness of any of the documents  contained  in each  Custodial  File or of any of the  Mortgage  Loans  or (ii)  the  collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

               The  Custodian  hereby  confirms  that it is holding  each such  Mortgage  Note,  Assignment  of
Mortgage and  Assignment of Note as agent and bailee of, and  custodian for the exclusive use and benefit,  and subject to the sole direction, of the Trustee pursuant to the terms and conditions of the Custodial Agreement.

               This Trust Receipt and Initial Certification is not divisible or negotiable.

               The Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto upon  surrender of this Trust Receipt and Initial  Certification  at its office at [CUSTODIAN  ADDRESS],
Attention:  Document Custodian.

               Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them in the  Custodial
Agreement.

                                            [_______________________________],
                                               as Custodian

                                            By:
                                                 Name:
                                                 Title:

                                                   EXHIBIT J

                                 FORM OF TRUST RECEIPT AND FINAL CERTIFICATION

                                                    [date]

U.S. Bank National Association
as Trustee for the
Adjustable Rate Mortgage Trust 2005-11
Corporate Trust Services/Structured Finance
60 Livingston Avenue, EP MN WS3D
St. Paul, Minnesota 55107

Wells Fargo Bank, N.A.,
as Trust Administrator and Master Servicer for the
Adjustable Rate Mortgage Trust 2005-11
9062 Old Annapolis Road,
Columbia, MD 21045

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue
New York, New York 10010
Attention: Peter Sack

        Re:    Custodial  Agreement,  dated as of October 1,  2005,  among U.S. Bank National  Association,  as
               Trustee,  Wells  Fargo Bank,  N.A.,  as Trust  Administrator,  and  [____________________],  as
               Custodian

Ladies and Gentlemen:

               In  accordance  with  the  provisions  of  Section [5][6]  of  the  above-referenced   Custodial
Agreement,  the  undersigned,  as the Custodian,  hereby  certifies that as to each Mortgage Loan listed on the
Mortgage  Loan  Schedule  (other  than any  Mortgage  Loan  paid in full or any  Mortgage  Loan  listed  on the attachment  hereto) it has reviewed the Custodial Files and has determined  that (i) all documents  required to be delivered to it pursuant to Sections 2(i)-(ix)  of the Custodial Agreement are in its possession;  (ii) such documents have been reviewed by it and appear  regular on their face and related to such Mortgage  Loan;  (iii)
all  Assignments of Mortgage or intervening  assignments  of mortgage,  as applicable,  have been submitted for recording in the jurisdictions in which recording is necessary;  and (iv) each  Mortgage Note has been endorsed as provided in  Section 2(ii)  of the  Custodial  Agreement  and each  Mortgage has been assigned in accordance with  Section 2(vi)  of the  Custodial  Agreement.  The  Custodian  makes  no  representations  as to  (i)  the validity,  legality,  enforceability,  sufficiency,  due  authorization  or genuineness of any of the documents contained in each  Custodial  File or of any of the Mortgage  Loans or (ii) the  collectability,  insurability, effectiveness or suitability of any such Mortgage Loan.

               The Custodian  hereby  confirms that it is holding each such  Custodial File as agent and bailee of, and custodian for the exclusive use and benefit,  and subject to the sole  direction,  of Trustee  pursuant to the terms and conditions of the Custodial Agreement.

               This Trust Receipt and Final Certification is not divisible or negotiable.

               The Custodian  will accept and act on  instructions  with respect to the Mortgage  Loans subject hereto upon  surrender of this Trust Receipt and Initial  Certification  at its office at [CUSTODIAN  ADDRESS],
Attention:  Document Custodian.

               Capitalized  terms  used  herein  shall  have  the  meaning  ascribed  to them in the  Custodial
Agreement.

                                            [_______________________________],
                                               as Custodian

                                            By:
                                                   Name:
                                                   Title:

                                                   EXHIBIT K

                                          FORM OF REQUEST FOR RELEASE

                                                    [date]

To:  U.S. Bank National Association

               In connection  with the  administration  of the Mortgage  Loans held by you as Trustee under the
Pooling and  Servicing  Agreement,  dated as of  October 1,  2005,  among Credit  Suisse First Boston  Mortgage
Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as a seller,  Washington Mutual Bank, as a seller and as a  servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special  servicer,  U.S.  Bank
National  Association,  as trustee,  and Wells Fargo  Bank,  N.A.,  as a  servicer,  master  servicer,  back-up servicer and trust  administrator  (the "Pooling and Servicing  Agreement"),  the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following  described  Mortgage Loan for the reason indicated below.

Mortgagor's Name:

Address:

Loan No.:

Reason for requesting file:

____        1.     Mortgage Loan paid in full.
                   (The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____        2.     Mortgage Loan repurchased.(The Servicer hereby certifies that the Purchase
                   Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____        3.     The Mortgage Loan is being foreclosed.

____        4.     Other.  (Describe)
               The  undersigned  acknowledges  that the above Mortgage File will be held by the  undersigned in accordance  with the  provisions  of the Pooling and Servicing  Agreement  and will be returned,  except if the
Mortgage  Loan has been paid in full or  repurchased  (in which case the  Mortgage  File will be retained by us permanently) when no longer required by us for such purpose.

               Capitalized  terms used  herein  shall have the  meanings  ascribed  to them in the  Pooling and
Servicing Agreement.

                                            [NAME OF SERVICER]

                                            By:
                                                   Name:
                                                   Title:

                                                   EXHIBIT L

                                        FORM OF TRANSFEROR CERTIFICATE
                                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

               Re:    [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__
Ladies and Gentlemen:

               In connection with our  disposition of the above  Certificates we certify that (a) we understand that the Certificates  have not been registered  under the Securities Act of 1933, as amended (the "Act"),  and are being disposed by us in a transaction  that is exempt from the  registration  requirements  of the Act, (b)
we have not  offered  or sold any  Certificates  to, or  solicited  offers to buy any  Certificates  from,  any person, or otherwise  approached or negotiated with any person with respect thereto,  in a manner that would be deemed,  or taken any other  action  which would  result in, a violation of Section 5 of the Act and (c) to the extent we are  disposing of a Class AR  Certificate,  we have no knowledge  the  Transferee  is not a Permitted
Transferee.

                                            Very truly yours,

                                            Print Name of Transferor

                                            By:
                                                   Authorized Officer

                                                  EXHIBIT M-1

                                           FORM OF INVESTMENT LETTER
                                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

               Re:    [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

               In connection with our  acquisition of the above  Certificates we certify that (a) we understand that the Certificates  are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any  state  securities  laws  and are  being  transferred  to us in a  transaction  that  is  exempt  from  the registration  requirements  of the Act and any such laws,  (b) we are an  "accredited  investor," as defined in
Regulation D under the Act, and have such  knowledge and  experience in financial and business  matters that we are  capable of  evaluating  the  merits  and risks of  investments  in the  Certificates,  (c) we have had the opportunity  to ask  questions  of and  receive  answers  from the  Depositor  concerning  the  purchase of the
Certificates and all matters relating  thereto or any additional  information  deemed necessary to our decision to  purchase  the  Certificates,  (d) either (i) we are not an employee  benefit  plan or  arrangement  that is subject to the Employee  Retirement  Income  Security Act of 1974, as amended,  or Section 4975 of the Internal
Revenue  Code of 1986,  as amended,  nor are we using the assets of any such plan or  arrangement,  (ii) we are providing an Opinion of Counsel which  establishes to the reasonable  satisfaction  of the Trust  Administrator that the purchase and holding of  ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan or  arrangement  will not result in  non-exempt  prohibited  transactions  under  Section 406  of ERISA or
Section 4975  of the Code,  and will not subject the  Depositor,  the  Trustee,  the Trust  Administrator,  the
Master  Servicer or any other Servicer to any  obligation in addition to those  undertaken in this Agreement or
(iii) if, in the case of  ERISA-Restricted  Certificates  that have  been the  subject  of an  ERISA-Qualifying
Underwriting,  we are an insurance  company,  we are purchasing  such  Certificates  with funds contained in an
"insurance  company general account" (as such term is defined in Section V(e) of Prohibited  Transaction  Class
Exemption  95-60 ("PTCE 95-60")) and our purchase and holding of such  Certificates  are covered under Sections
I and III of PTCE 95-60,  (e) we are  acquiring the  Certificates  for  investment  for our own account and not with a view to any distribution of such  Certificates  (but without prejudice to our right at all times to sell or otherwise  dispose of the  Certificates  in  accordance  with clause (g) below),  (f) we have not offered or sold any  Certificates  to,  or  solicited  offers to buy any  Certificates  from,  any  person,  or  otherwise approached or  negotiated  with any person with respect  thereto,  or taken any other action which would result in a  violation  of  Section 5  of the Act,  and (g) we will not sell,  transfer  or  otherwise  dispose of any
Certificates   unless  (1) such  sale,  transfer  or  other  disposition  is  made  pursuant  to  an  effective registration  statement under the Act or is exempt from such registration  requirements,  and if requested,  we will at our expense  provide an opinion of counsel  satisfactory  to the  addressees of this  Certificate  that such sale,  transfer or other  disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such  Certificate  has executed and delivered to you a certificate to  substantially  the same effect as this  certificate,  and (3) the purchaser or transferee  has otherwise  complied with any  conditions for transfer set forth in the Pooling and Servicing Agreement.

                                            Very truly yours,

                                            Print Name of Transferor

                                            By:
                                                   Authorized Officer

                                                  EXHIBIT M-2

                                           FORM OF RULE 144A LETTER
                                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, NY 10010
Attention: Peter Sack

[Trust Administrator]

               Re:    [__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

               In connection with our  acquisition of the above  Certificates we certify that (a) we understand that the Certificates  are not being  registered  under the Securities Act of 1933, as amended (the "Act"),  or any  state  securities  laws  and are  being  transferred  to us in a  transaction  that  is  exempt  from  the registration  requirements  of the Act  and any  such  laws,  (b) we have  such  knowledge  and  experience  in financial and business  matters that we are capable of evaluating  the merits and risks of  investments  in the
Certificates,  (c) we have had the  opportunity  to ask  questions of and receive  answers  from the  Depositor concerning the purchase of the  Certificates  and all matters  relating  thereto or any additional  information deemed  necessary to our decision to purchase the  Certificates,  (d) either (i) we are not an employee benefit plan or arrangement  that is subject to the Employee  Retirement  Income  Security Act of 1974, as amended,  or
Section 4975  of the Internal  Revenue Code of 1986,  as amended,  nor are we using the assets of any such plan or arrangement,  (ii) we are providing an Opinion of Counsel which  establishes to the reasonable  satisfaction of the Trust Administrator that the purchase and holding of  ERISA-Restricted  Certificates by, on behalf of or with "plan assets" of such plan will not result in a non-exempt  prohibited  transaction  under  Section 406 of
ERISA or Section 4975 of the Code, and will not subject the Depositor,  the Trustee,  the Trust  Administrator,
the Master  Servicer or any other Servicer to any obligation in addition to those  undertaken in this Agreement
or  (iii)  if,  in  the  case  of  an   ERISA-Restricted   Certificates  that  have  been  the  subject  of  an
ERISA-Qualifying  Underwriting,  we are an insurance  company,  we are purchasing such  Certificates with funds contained in an "insurance  company  general  account" (as such term is defined in  Section V(e)  of Prohibited
Transaction  Class  Exemption  95-60 ("PTCE  95-60")) and our  purchase  and holding of such  Certificates  are covered under Sections I and III of PTCE 95-60,  (e) we have not, nor has anyone acting on our behalf  offered, transferred,  pledged, sold or otherwise disposed of the Certificates,  any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of the  Certificates,  any  interest  in the  Certificates  or any  other  similar  security  from,  or  otherwise approached  or  negotiated  with respect to the  Certificates,  any interest in the  Certificates  or any other similar  security  with,  any  person in any  manner,  or made any  general  solicitation  by means of  general advertising or in any other manner,  or taken any other action,  that would  constitute a  distribution  of the
Certificates  under the Act or that would render the  disposition of the  Certificates a violation of Section 5 of the Act or require  registration  pursuant  thereto,  nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,  (f) we are a "qualified  institutional  buyer"
as that term is  defined in Rule 144A under the Act  ("Rule  144A") and have  completed  either of the forms of certification  to that  effect  attached  hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance  on Rule 144A,  and (i) we are  acquiring  the  Certificates  for our own account or for resale  pursuant  to Rule 144A and  further,  understand  that such  Certificates  may be  resold,  pledged  or transferred only (A) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own  account  or for the  account  of a  qualified  institutional  buyer to whom  notice is given  that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another  exemption  from registration under the Act.

                                            Very truly yours,

                                            Print Name of Transferor

                                            By:
                                                   Authorized Officer

                                                   EXHIBIT N

                               FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF              )
                             : ss.:
COUNTY OF             )

               [NAME OF OFFICER], being first duly sworn, deposes and says:

               1.     That he is [Title of  Officer]  or [Name of  Owner]  (record  or  beneficial  owner  (the
"Owner") of the Class [AR/AR-L]  Certificates (the "Class [AR/AR-L]  Certificates")),  a [savings  institution]
[corporation]  duly  organized  and  existing  under  the  laws  of  [the  State  of  ]  [the  United  States], on behalf of which he makes this affidavit and agreement.

               2.     That the Owner (i) is not and will not be a  "disqualified  organization"  as of [date of transfer]  within the meaning of  Section 860E(e)(5)  of the  Internal  Revenue  Code of 1986,  as amended (the
"Code"),  (ii) will  endeavor to remain other than a  disqualified  organization  for so long as it retains its ownership  interest  in  the  Class  [AR/AR-L]  Certificates,  and  (iii)  is  acquiring  the  Class  [AR/AR-L]
Certificates  for  its  own  account.  A  "Permitted  Transferee"  is any  person  other  than a  "disqualified organization."  (For this  purpose,  a  "disqualified  organization"  means  the  United  States,  any state or political  subdivision  thereof,  any  agency  or  instrumentality  of any  of the  foregoing  (other  than  an instrumentality  all of the  activities  of which are  subject  to tax and,  except for the  Federal  Home Loan
Mortgage  Corporation,  a majority of whose board of directors is not selected by any such governmental entity)
or any  foreign  government,  international  organization  or any  agency or  instrumentality  of such  foreign government or  organization,  any rural  electric or telephone  cooperative,  or any  organization  (other than certain farmers'  cooperatives)  that is generally  exempt from federal income tax unless such  organization is subject to the tax on unrelated business taxable income).

               3.     That the  Owner is aware  (i) of the tax that  would be  imposed  on  transfers  of Class
[AR/AR-L]  Certificates  to  disqualified  organizations  under  the  Code;  (ii) that such tax would be on the transferor,  or, if such  transfer is through an agent (which person  includes a broker,  nominee or middleman)
for a  non-Permitted  Transferee,  on the agent;  (iii) that the person  otherwise  liable for the tax shall be relieved of liability for the tax if the  transferee  furnishes to such person an affidavit that the transferee is a Permitted  Transferee  and, at the time of transfer,  such person does not have actual  knowledge that the affidavit is false;  and (iv) that the Class [AR/AR-L]  Certificates  may be "noneconomic  residual  interests"
within the meaning of  Treasury  regulations  promulgated  pursuant  to the Code and that the  transferor  of a noneconomic  residual  interest  will  remain  liable  for any taxes  due with  respect  to the  income on such residual  interest,  if a  significant  purpose  of the  transfer  was to enable the  transferor  to impede the assessment or collection of tax.

               4.     That the Owner is aware of the tax  imposed  on a  "pass-through  entity"  holding  Class
[AR/AR-L]  Certificates  if at any time  during the taxable  year of the  pass-through  entity a  non-Permitted
Transferee is the record  holder of an interest in such entity.  (For this  purpose,  a "pass  through  entity"
includes a regulated  investment  company,  a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

               5.     That the Owner is aware that the  Trustee  will not  register  the  Transfer of any Class
[AR/AR-L]  Certificates  unless the  transferee,  or the  transferee's  agent,  delivers to it an affidavit and agreement,  among other things,  in  substantially  the same form as this  affidavit and  agreement.  The Owner expressly  agrees  that it will not  consummate  any such  transfer  if it  knows or  believes  that any of the representations contained in such affidavit and agreement are false.

               6.     That the  Owner  has  reviewed  the  restrictions  set  forth  on the  face of the  Class
[AR/AR-L]  Certificates  and the provisions of Section 6.02 of the Pooling and Servicing  Agreement under which the Class [AR/AR-L]  Certificates  were issued.  The Owner  expressly  agrees to be bound by and to comply with such restrictions and provisions.

               7.     That the Owner  consents to any additional  restrictions  or  arrangements  that shall be deemed  necessary  upon  advice of counsel to  constitute  a  reasonable  arrangement  to ensure that the Class
[AR/AR-L] Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

               8.     That the Owner's Taxpayer Identification Number is ________________.

               9.     That  the  Owner  is  a  citizen  or  resident  of  the  United  States,  a  corporation, partnership  or other  entity  created or  organized  in, or under the laws of, the  United  States,  any State thereof or the  District of  Columbia,  or an estate or trust  whose  income  from  sources  without the United
States is  includable  in gross  income  for  United  States  federal  income tax  purposes  regardless  of its connection with the conduct of a trade or business within the United States.

               10.    That  no  purpose  of  the  Owner  relating  to  the  purchase  of  the  Class  [AR/AR-L]
Certificate by the Owner is or will be to impede the assessment or collection of tax.

               11.    That the Owner has no  present  knowledge  or  expectation  that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

               12.    That the Owner has no present  knowledge or expectation  that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

               13.    That no purpose of the Owner relating to any sale of the Class  [AR/AR-L]  Certificate by the Owner will be to impede the assessment or collection of tax.

               14.    The Owner  hereby  agrees to cooperate  with the Trustee and to take any action  required of it by the Code or  Treasury  regulations  thereunder  (whether  now or  hereafter  promulgated)  in order to create or maintain the REMIC status of the Trust Fund.

               15.    That the  Owner is not an  employee  benefit  or other  plan  subject  to the  prohibited transaction  provisions  of the Employee  Retirement  Income  Security Act of 1974,  as amended  ("ERISA"),  or
Section 4975  of the  Internal  Revenue Code of 1986,  as amended (the "Code") (a "Plan"),  or any other person
(including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any Plan.

               16.    The Owner  hereby  agrees that it will not take any action that could  endanger the REMIC status of the  Trust  Fund or  result  in the  imposition  of tax on the Trust  Fund  unless  counsel  for,  or acceptable  to, the Trustee has  provided an opinion that such action will not result in the loss of such REMIC status or the imposition of such tax, as applicable.

               17.    The Owner has provided financial statements or other financial  information  requested by the  transferor  in  connection  with the transfer of the Residual  Certificates  to permit the  transferor  to assess the financial capability of the Owner to pay any such taxes.

               IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf,  pursuant to the  authority of its Board of Directors,  by its [Title of Officer] and its  corporate  seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

                                            [NAME OF OWNER]

                                            By:
                                                   [Name of Officer]
                                                   [Title of Officer]

[Corporate Seal]

ATTEST:

[Assistant] Secretary

               Personally  appeared  before me the above-named  [Name of Officer],  known or proved to me to be the same person who  executed  the  foregoing  instrument  and to be the [Title of  Officer] of the Owner,  and
acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

                                            NOTARY PUBLIC

                                            COUNTY OF

                                            STATE OF

                                            My Commission expires the _____ day of __________________, 20____.

                                                   EXHIBIT O

                                         FORM OF TRANSFER CERTIFICATE

                                                    [date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 4th Floor
New York, New York 10010
Attention:  Peter Sack

[_____________________]
[_____________________]
[_____________________]

               Re:    [_________________________] Mortgage Backed Pass Through Certificates, Series 200_ ___,
                      Class AR (the "Certificates")

Ladies and Gentlemen:

               This letter is delivered to you in connection with the sale by _________________  (the "Seller")
to  ____________________________________  (the  "Purchaser")  of a _______%  Percentage  Interest  in the above referenced  Certificates,  pursuant  to  Section 6.02  of the  Pooling  and  Servicing  Agreement  dated  as of
October 1,  2005,  among Credit Suisse First Boston  Mortgage  Securities  Corp.,  as  depositor,  DLJ Mortgage
Capital,  Inc.,  as a  seller,  Washington  Mutual  Bank,  as a  seller  and as a  servicer,  Select  Portfolio
Servicing,  Inc., as a servicer and as special servicer, U.S. Bank National Association,  as trustee, and Wells
Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust  administrator (the "Pooling and
Servicing  Agreement").  All terms used herein and not  otherwise  defined shall have the meanings set forth in the Pooling and Servicing  Agreement.  The Seller hereby  certifies,  represents and warrants to, and covenants with, the Depositor and the Trustee that:

               1.     No  purpose  of the  Seller  relating  to sale of the  Certificate  by the  Seller to the
Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

               2.     The  Seller  understands  that the  Purchaser  has  delivered  to the  Trustee a transfer affidavit and  agreement in the form  attached to the Pooling and Servicing  Agreement as Exhibit N. The Seller
does not know or believe that any representation contained therein is false.

               3.     The  Seller has no actual  knowledge  that the  proposed  Transferee  is not a  Permitted
Transferee.

               4.     The Seller has no actual  knowledge  that the  Purchaser  would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

               5.     The Seller has conducted a reasonable  investigation  of the  financial  condition of the
Purchaser and, as a result of the  investigation,  found that the Purchaser has historically  paid its debts as they came due, and found no  significant  evidence to indicate that the Purchaser  will not continue to pay its debts as they come due in the future.

               6.     The  Purchaser  has  represented  to the Seller that,  if the  Certificate  constitutes a noneconomic  residual  interest,  it (i) understands that as holder of a noneconomic  residual  interest it may incur tax  liabilities  in excess of any cash flows  generated by the  interest,  and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

                                            Very truly yours,

                                            [SELLER]

                                            By:
                                                   Name:
                                                   Title:

                                                   EXHIBIT P

                                       FORM OF SPS MORTGAGE LOANS REPORT

                         DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
                                               (in Excel format)

                                            ALL SPS MORTGAGE LOANS

FIELD FORMAT                                                                FIELD
Name*                                                                       Text
Lien Position *                                                             Text/Number
FICO Score*                                                                 Number
Original Occupancy*                                                         Text
Documentation*                                                              Text
Purpose*                                                                    Text
Original Loan Amount*                                                       Number
Original Appraisal Value*                                                   Number
Original LTV*                                                               Number
Original P&I*                                                               Number
Original Interest Rate*                                                     Number
First Payment Date*                                                         MM/DD/YY
Origination Date*                                                           MM/DD/YY
Originator*                                                                 Text
Loan Term*                                                                  Number
Product Type (adjustable rate or fixed rate)*                               Text
Property Type*                                                              Text
Street Address*                                                             Text
City*                                                                       Text
Zip Code*                                                                   Text
State*                                                                      Text
MI Certificate Number*                                                      Number
Prepayment Flag                                                             Text
Prepayment Expiration Date                                                  MM/DD/YY
Loan Number                                                                 Text
Deal Identifier by Loan                                                     Text
Current Loan Amount                                                         Number
Current LTV                                                                 Number
Current Interest Rate                                                       Number
Last Interest Payment Date                                                  MM/DD/YY
Current P&I Payment Amount                                                  Number
Paid Off Code                                                               Text
Scheduled Balance                                                           Number
Calculation of Retained Yield by Loan Number (if applicable to the          Number
transaction)
Reporting of Delinquency Status on Defaulted Mortgage Loans                 Text
Current Market Value                                                        Number
Date of Market Value                                                        MM/DD/YY
As-is Value                                                                 Number
Repaired Value                                                              Number
Type of Valuation                                                           Text
Foreclosure Flag                                                            Text
Bankruptcy Flag                                                             Text
Date NOD sent to MI company                                                 MM/DD/YY
Foreclosure Start Date (Referral Date)                                      MM/DD/YY
Scheduled Foreclosure Sale Date                                             MM/DD/YY
Foreclosure Actual Sale Date                                                MM/DD/YY
Actual Notice of Intent Date                                                MM/DD/YY
Actual First Legal Date                                                     MM/DD/YY
Bankruptcy Chapter                                                          Number
Actual Bankruptcy Start Date                                                MM/DD/YY
Actual Payment Plan Start and End Dates                                     MM/DD/YY
List Date                                                                   MM/DD/YY
List Price                                                                  Number
Vacancy/Occupancy Status                                                    Text
Actual Eviction Start Date                                                  MM/DD/YY
Actual Eviction Completion Date                                             MM/DD/YY
Actual REO Start Date                                                       MM/DD/YY
Sales Price                                                                 Number
Actual Closing Date                                                         MM/DD/YY
Net Sales Proceeds                                                          Number
Mortgage Insurance Claim Filing Date                                        MM/DD/YY
Mortgage Insurance Proceeds Received                                        Number
Date Mortgage Insurance Proceeds Received                                   MM/DD/YY
Collection History

*All amounts will be itemized, and to the extent not itemized, this form will be accompanied by documentation supporting all amounts claimed on this form.
                                              Q-1

                                                   EXHIBIT Q

                                   FORM OF FORECLOSURE SETTLEMENT STATEMENT

REMIC #                                                                  Ending Interest
                                                                         Rate:
Original Amount of Loan:                                                 Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:               /  /
Borrower's Name:
Property Address:

MSP Bank/Category
Note Date:                           /  /
Date of REO:                         /  /
Disposition Date:                    /  /

                                     Amount         Date of Valuation    Type of Valuation
Market Value            AS IS:                              / /
                        Repaired
Supplemental Value      AS IS:                              / /
                        Repaired
REO BPO Value:                                              / /
List Price:
Sales Price:

                        Proceeds                    Expenses*
List Price:                                         Servicing Advances:
Sales Price:                         0.00                                           Payee 70R01
                                                                                   Acquisition:
Broker's Commission:                                                           Payee 75R60 REO:
Bonus Commission:                                                                   Payee 75R49
                                                                                   Foreclosure:
Lien Purchase/Paid Off:                                                     Payee 75R36 Escrow:
Seller Closing Costs:                                                               Payee 75R52
                                                                                    Bankruptcy:
Repair Costs:                                                               Discrepancy Amount:
Seller Concessions:                                                           Servicing Advance   0.00
                                                                                         Total:
Other Closing Costs:                                Advances Applied After
                                                    Liquidation:
                                                    Prior Additional Advances:
Net Proceeds:                        0.00           Escrow Advance:
                                                    Interest on Advances:
Escrow Balance:                                     Other Advances:
Suspense Balance:                                   Servicing Advance Holdbacks:
Restricted Escrow:                                                         Property Inspection:
Rental Income Received:                                                                    BPO:
Insurance Settlement Received:                                                    Lender Placed
                                                                                     Insurance:
Other:                                                                               Utilities:
                                                                              REO Repair Costs:
Total Liquidation Proceeds:          0.00                                     Foreclosure Fees:
Total Liquidation Expenses:          0.00                                           Bankruptcy:
Net Liquidation Proceeds:            0.00                                       Eviction Costs:
Loan Principal Balance:                                                           Transfer Tax:
Realized Gain/Loss Amount:           0.00                                    Reconveyance Fees:
Additional Proceeds Applied:                                                        Demand Fee:
Prior Additional Proceeds:                                                     Total Holdbacks:   0.00
Loss Severity:                       #DIV/0!                          Other Fees (Including Fee
                                                                                       Code B):
Notes:                                                             UPB Accrued Interest to COE:    0.00
                                                                  Advanced Delinquent Interest:    0.00
                                                                   Stopped Delinquent Interest:
                                                                             Deferred Interest:
                                                                           Additional Interest:
                                                                    Total Liquidation Expenses:    0.00

                                                   EXHIBIT R

                                                  [Reserved]

                                                   EXHIBIT S

                                FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)     With respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

        (a)    the Initial Class Principal Balance of such Class as of the Cut-off Date;

        (b)    the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

        (c)    the amount of the related distribution on such Class allocable to interest;

        (d)    the amount of the related distribution on such Class allocable to principal;

        (e)    the sum of the principal and interest payable to such Class;

        (f)    the Realized Loss allocable to such Class;

        (g)    the Class Unpaid Interest Amount allocable to such Class;

        (h)    the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

        (i)    the Pass-Through Rate for such Class;

        (j)    any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

        (k)    any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)    with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

        (a)    the Notional Amount of such Class as of the Cut-off Date;

        (b)    the Notional Amount of such Class before giving effect to the distribution of interest;

        (c)    the amount of the related distribution on such Class allocable to interest;

        (d)    the amount of the related distribution on such Class allocable to principal;

        (e)    the sum of the principal and interest payable to such class;

        (f)    the Realized Loss allocable to such Class;

        (g)    the Class Unpaid Interest Amount allocable to such Class;

        (h)    the Notional Amount of such Class after giving effect to the distribution of interest;

        (i)    the Pass-Through Rate for such Class;

        (j)    any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)   with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

        (a)    the CUSIP number assigned to such Class;

        (b)    the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

        (c)    the amount of the related distribution allocable to interest on such Class factor;

        (d)    the amount of the related distribution allocable to principal on such Class factor;

        (e)    the sum of the principal and interest payable to such Class factor;

        (f)    the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)    with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

        (a)    the CUSIP number assigned to such Class;

        (b)    the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

        (c)    the amount of the related distribution allocable to interest on such Class factor;

        (d)    the amount of the related distribution allocable to principal on such Class factor;

        (e)    the sum of the principal and interest payable to such Class factor;

        (f)    the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)     with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related
        Distribution Date,

        (a)    the Scheduled Payment of principal for such Loan Group;

        (b)    the amount of Principal Prepayments allocable to such Loan Group;

        (c)    the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

        (d)    the Substitution Adjustment Amount allocable to such Loan Group;

        (e)    the amount of Net Liquidation Proceeds allocable to such Loan Group;

        (f)    the amount of Insurance Proceeds allocable to such Loan Group;

        (g)    the amount of any other distributions allocable to principal for such Loan Group;

        (h)    the number of Mortgage Loans in such Loan Group as of the first day of the related Collection
               Period;

        (i)    the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

        (j)    the number of Mortgage Loans in such Loan Group as of the last day of the related Collection
               Period;

        (k)    the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

        (l)    the Master Servicing Fee, by Loan Group;

        (m)    the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

        (n)    the Trust Administrator Fee applicable to such Loan Group;

        (o)    the amount of current Advances allocable to such Loan Group;

        (p)    the amount of outstanding Advances allocable to such Loan Group;

        (q)    the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2)
               61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt
               Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

        (r)    the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

        (s)    the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such
               Loan Group;

        (t)    the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan
               Group;

        (u)    the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

        (v)    current Realized Losses allocable to such Loan Group;

        (w)    cumulative Realized Losses allocable to such Loan Group;

        (x)    the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

        (y)    the number and principal amount of claims submitted under the Mortgage Guaranty Insurance
               Policy, as applicable;

        (z)    the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

        (aa)   the number of Mortgage Loans in such Loan Group that have Assigned Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

        (bb)   the aggregate principal balance of Mortgage Loans in such Loan Group that have Assigned
               Prepayment Premiums and for which prepayments were made during the related Collection Period, as applicable;

        (cc)   the aggregate amount of Assigned Prepayment Premiums collected for such Loan Group during the related Collection Period, as applicable;

        (dd)   current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

        (ee)   cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

        (ff)   current Recoveries allocable to such Loan Group;

        (gg)   cumulative Recoveries allocable to such Loan Group;

        (hh)   current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

        (ii)   cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans
               substituted for Deleted Mortgage Loans in such Loan Group;

        (jj)   with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date, for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such
               Distribution Date; and

        (kk)   [reserved];

(vii)   with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

        (a)    the Targeted Overcollateralization Amount for such Group;

        (b)    the Overcollateralization Amount for such Group;

        (c)    the Overcollateralization Deficiency for such Group;

        (d)    the Overcollateralization Release Amount for such Group;

        (e)    the Monthly Excess Interest for such Group;

        (f)    the amount of any payment to the [Class __-X] Certificates related to such Group;

        (g)    if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates.

                                                   EXHIBIT T

                                        FORM OF DEPOSITOR CERTIFICATION

        Re:    Credit Suisse First Boston Mortgage Securities Corp.,
               Adjustable Rate Mortgage Trust 2005-11,
               Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11

               I, __________________________, certify that:

               1.     I have reviewed this annual report on Form 10-K,  and all reports on Form 8-K  containing distribution  and  servicing  reports  filed in respect of periods  included in the year covered by this annual report, of Adjustable Rate Mortgage Trust 2005-11,  Adjustable Rate Mortgage-Backed  Pass-Through Certificates,
Series 2005-11 (the "Trust");

               2.     Based on my knowledge,  the  information  in these  reports,  taken as a whole,  does not contain  any  untrue  statement  of a  material  fact or omit to state a material  fact  necessary  to make the statements  made, in light of the  circumstances  under which such  statements  were made, not misleading as of the last day of the period covered by this annual report;

               3.     Based on my  knowledge,  the  distribution  information  required  to be  prepared by the
Trust  Administrator  based upon the  servicing  information  required to be provided by each  Servicer and the
Master Servicer under the Pooling and Servicing Agreement is included in these reports;

               4.     Based on my knowledge and upon the annual  compliance  statements  included in the report and  required  to be  delivered  to the Trust  Administrator  in  accordance  with the terms of the Pooling and
Servicing  Agreement and based upon the review required under the Pooling and Servicing  Agreement,  and except as disclosed in the report,  each  Servicer and the Master  Servicer has fulfilled  its  obligations  under the
Pooling and Servicing Agreement; and

               5.     The reports  disclose all  significant  deficiencies  relating to each Servicer's and the
Master  Servicer's  compliance  with the  minimum  servicing  standards  based,  in each case,  upon the report provided by an independent public  accountant,  after conducting a review in compliance with the Uniform Single
Attestation  Program  for  Mortgage  Bankers or similar  standard  as set forth in the  Pooling  and  Servicing
Agreement, that is included in these reports.

               In giving the certifications  above, I have reasonably relied on the information  provided to me
by  the  following   unaffiliated  parties:   [each  Servicer,  the  Master  Servicer,  the  Trustee  or  Trust
Administrator].

               Capitalized  terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing  Agreement  dated as of October 1,  2005,  among Credit Suisse First Boston  Mortgage  Securities
Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special  servicer,  U.S.  Bank  National
Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer,  master  servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                          ______________________________
                                                          [Name]
                                                          [Title]
                                                          [Date]

                                                   EXHIBIT U

                                   FORM OF TRUST ADMINISTRATOR CERTIFICATION

        Re:    Credit Suisse First Boston Mortgage Securities Corp.,
               Adjustable Rate Mortgage Trust 2005-11,
               Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11

               Wells Fargo Bank,  N.A.  (the "Trust  Administrator")  hereby  certifies to Credit  Suisse First
Boston Mortgage  Securities  Corp.  (the  "Depositor"),  and each Person,  if any, who "controls" the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers,  directors and affiliates,  and with the knowledge and intent that they will rely upon this certification, that:

               1.     The Trust  Administrator  has reviewed the annual report on Form 10-K for the fiscal year
[___],  and all reports on Form 8-K  containing  distribution  reports filed in respect of periods  included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

               2.     Based  on  the  Trust   Administrator's   knowledge,   and   assuming  the  accuracy  and
completeness of the information  supplied to the Trust  Administrator by the Master Servicer and each Servicer, the distribution  information in the distribution  reports contained in all reports on Form 8-K included in the year  covered  by the  annual  report  on  Form  10-K  for  the  fiscal  year  [___],  prepared  by  the  Trust
Administrator,  taken as a whole,  does not contain any untrue  statement of a material fact or omit to state a material  fact  required by the Pooling and  Servicing  Agreement to be included  therein and necessary to make the statements  made, in light of the  circumstances  under which such  statements were made, not misleading as of the last day of the period covered by that annual report; and

               3.     Based on the Trust Administrator's  knowledge,  the distribution  information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

               Capitalized  terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing  Agreement  dated as of October 1,  2005,  among Credit Suisse First Boston  Mortgage  Securities
Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special  servicer,  U.S.  Bank  National
Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer,  master  servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                          Wells Fargo Bank, N.A.
                                                          as Trust Administrator

                                                          By:___________________________
                                                          [Name]
                                                          [Title]
                                                          [Date]

                                                  EXHIBIT V-1

                                     FORM OF MASTER SERVICER CERTIFICATION

        Re:    Credit Suisse First Boston Mortgage Securities Corp.,
               Adjustable Rate Mortgage Trust 2005-11,
               Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11

               Wells Fargo Bank, N.A. (the "Master  Servicer"),  certifies pursuant to Section 10.13  (d)(i) of the Pooling and Servicing  Agreement to the Depositor,  the Trust  Administrator  and each Person,  if any, who
"controls"  the  Depositor or the Trust  Administrator  within the meaning of the  Securities  Act of 1933,  as amended,  and their respective  officers and directors with respect to the calendar year immediately  preceding the date of this Certificate (the "Relevant Year"), as follows:

               1.     For purposes of this  Certificate,  "Relevant  Information"  means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing  Agreement (the "Annual  Compliance
Certificate")  for the Relevant Year and the  information  in all servicing  reports  required  pursuant to the
Pooling and Servicing  Agreement to be provided by the Master  Servicer to the Trust  Administrator  during the
Relevant Year. Based on the Master  Servicer's  knowledge,  the Relevant  Information,  taken as a whole,  does not contain any untrue  statement  of a material  fact or omit to state a material  fact  required to be stated
therein which is necessary to make the  statements  made  therein,  in light of the  circumstances  under which such statements were made, not misleading as of the last day of the Relevant Year.

               2.     The Relevant Information has been provided to those Persons entitled to receive it.

               3.     Based upon the review  required  by the  Pooling and  Servicing  Agreement  and except as
disclosed  in  the  Annual  Compliance   Certificate  or  the  accountants'   statement  provided  pursuant  to
Section 3.17  of the Pooling and  Servicing  Agreement,  to the best of the Master  Servicer's  knowledge,  the
Master  Servicer has  fulfilled  its  obligations  under the Pooling and  Servicing  Agreement  throughout  the
Relevant Year.

               Capitalized  terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing  Agreement  dated as of October 1,  2005,  among Credit Suisse First Boston  Mortgage  Securities
Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special  servicer,  U.S.  Bank  National
Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer,  master  servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                          Wells Fargo Bank, N.A.
                                                          as Master Servicer

                                                          By:___________________________
                                                          [Name]
                                                          [Title]
                                                          [Date]

                                                  EXHIBIT V-2

                                        FORM OF SERVICER CERTIFICATION

        Re:    Credit Suisse First Boston Mortgage Securities Corp.,
               Adjustable Rate Mortgage Trust 2005-11,
               Adjustable Rate Mortgage-Backed Pass-Through Certificates, Series 2005-11

               I,   [name   of   certifying    individual],    a   duly   elected   and   acting   officer   of
[__________________________]  (the "Servicer"),  certify pursuant to  Section 10.13(d)(iii)  of the Pooling and
Servicing  Agreement to the  Depositor,  the Trust  Administrator  and each Person,  if any, who "controls" the
Depositor or the Trust  Administrator  within the meaning of the Securities Act of 1933, as amended,  and their respective  officers and directors,  with respect to the calendar year  immediately  preceding the date of this
Certificate (the "Relevant Year"), as follows:

               1.     For purposes of this  Certificate,  "Relevant  Information"  means the information in the certificate  provided pursuant to Section 3.16 of the Pooling and Servicing  Agreement (the "Annual  Compliance
Certificate")  for the Relevant Year and the  information  in all servicing  reports  required  pursuant to the
Pooling and Servicing Agreement to be provided by the Servicer to the Trust  Administrator  during the Relevant
Year.  Based on my  knowledge,  the  Relevant  Information,  taken as a whole,  does  not  contain  any  untrue statement  of a  material  fact or omit to  state a  material  fact  required  to be  stated  therein  which is necessary to make the statements made therein,  in light of the circumstances  under which such statements were made, not misleading as of the last day of the Relevant Year.

               2.     The Relevant Information has been provided to those Persons entitled to receive it.

               3.     I am  responsible  for  reviewing  the  activities  performed by the  Servicer  under the
Pooling and Servicing  Agreement  during the Relevant Year.  Based upon the review  required by the Pooling and
Servicing  Agreement  and  except  as  disclosed  in the  Annual  Compliance  Certificate  or the  accountants'
statement  provided  pursuant  to  Section 3.17  of the  Pooling  and  Servicing  Agreement,  to the best of my knowledge,  the Servicer has fulfilled its  obligations  under the Pooling and Servicing  Agreement  throughout the Relevant Year.

               Capitalized  terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing  Agreement  dated as of October 1,  2005,  among Credit Suisse First Boston  Mortgage  Securities
Corp., as depositor,  DLJ Mortgage  Capital,  Inc., as a seller,  Washington  Mutual Bank, as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc.,  as a servicer  and as special  servicer,  U.S.  Bank  National
Association,  as trustee,  and Wells Fargo Bank,  N.A., as a servicer,  master  servicer,  back-up servicer and trust administrator (the "Pooling and Servicing Agreement").

                                                          [______________________]
                                                          as Servicer

                                                          By:___________________________
                                                          Name:
                                                          Title:
                                                          Date:

                                                   EXHIBIT W

                                             FORM OF CERTIFICATION

                              REGARDING SUBSTITUTION OF DEFECTIVE MORTGAGE LOANS

                              OFFICER'S CERTIFICATE OF DLJ MORTGAGE CAPITAL, INC.

                                              [__________], 2005

        I, ____________,  hereby certify that I am the duly authorized officer of DLJ Mortgage Capital, Inc., a
Delaware  corporation  ("DLJMC"),  and further certify that each of the Mortgage Loans  substituted by DLJMC on
_______________, 20[___] were in violation of the terms of the Mortgages related thereto.

        Capitalized  terms used but not defined  herein have the  meanings  ascribed to them in the Pooling and
Servicing  Agreement dated as of October 1,  2005, among Credit Suisse First Boston Mortgage  Securities Corp., as depositor,  DLJ Mortgage Capital, Inc., as a seller,  Washington Mutual Bank, as a seller and as a servicer,
Select Portfolio Servicing,  Inc., as a servicer and as special servicer,  U.S. Bank National  Association,  as trustee, and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust administrator
(the "Pooling and Servicing Agreement").

                                                   DLJ MORTGAGE CAPITAL, INC.

                                                   ____________________________________
                                                   Name:
                                                   Title:

                                                  SCHEDULE I

                                            MORTGAGE LOAN SCHEDULE

                                            (Provided Upon Request)

                                                 SCHEDULE IIA

                     Representations and Warranties of Seller - DLJ Mortgage Capital, Inc.

               DLJMC  Mortgage  Capital,   Inc.  ("DLJ"),   in  its  capacity  as  Seller,   hereby  makes  the
representations  and  warranties  set forth in this  Schedule IIA to the  Depositor,  the Trustee and the Trust
Administrator,  as of the Closing  Date, or if so specified  herein,  as of the Cut off Date or such other date as may be specified.  Capitalized  terms used but not defined herein shall have the meanings  assigned  thereto in the Pooling and  Servicing  Agreement  dated as of  September 1,  2005,  among  Credit  Suisse  First Boston
Mortgage Securities Corp., as depositor,  DLJ Mortgage Capital,  Inc., as a seller,  Washington Mutual Bank, as a seller and as a servicer,  Select  Portfolio  Servicing,  Inc., as a servicer and as special  servicer,  U.S.
Bank National  Association,  as trustee,  and Wells Fargo Bank, N.A., as a servicer,  master servicer,  back-up servicer and trust  administrator  (the "Agreement").  DLJMC is a corporation duly organized,  validly existing and in good standing under the laws of the state of its incorporation;

               (i)           DLJMC has full  corporate  power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

               (ii)          the execution and delivery by DLJMC of this  Agreement  have been duly  authorized by all necessary  corporate action on the part of DLJMC; and neither the execution and delivery of this
        Agreement,  nor the consummation of the transactions  herein  contemplated  hereby, nor compliance with the provisions hereof,  will conflict with or result in a breach of, or constitute a default under, any of the  provisions of any law,  governmental  rule,  regulation,  judgment,  decree or order binding on
        DLJMC or its  properties  or the  certificate  of  incorporation  or  by-laws  of DLJMC,  except  those conflicts,  breaches or  defaults  which would not  reasonably  be expected to have a material  adverse effect on DLJMC's ability to enter into this Agreement and to consummate the transactions  contemplated hereby;

               (iii)  the execution,  delivery and performance by DLJMC of this Agreement and the  consummation of the  transactions  contemplated  hereby do not require  the  consent or  approval  of, the giving of notice to, the registration  with, or the taking of any other action in respect of, any state,  federal or other governmental authority or agency, except those consents, approvals, notices,  registrations or other actions as have already been obtained,  given or made and, in connection  with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

               (iv)   this  Agreement  has been  duly  executed  and  delivered  by  DLJMC  and,  assuming  due authorization,  execution and delivery by the Trustee,  the Trust  Administrator,  the Master Servicer,
        the Servicers,  the Special Servicer and the Depositor,  constitutes a valid and binding  obligation of
        DLJMC  enforceable  against it in  accordance  with its terms  (subject to  applicable  bankruptcy  and insolvency  laws  and  other  similar  laws  affecting  the  enforcement  of the  rights  of  creditors generally); and

               (v)    to the  knowledge  of  DLJMC,  there are no  actions,  litigation,  suits or  proceedings pending or  threatened  against  DLJMC before or by any court,  administrative  agency,  arbitrator  or governmental  body (i) with respect to any of the  transactions  contemplated by this Agreement or (ii)
        with respect to any other matter which in the judgment of DLJMC if determined  adversely to DLJMC would reasonably be expected to materially and adversely  affect DLJMC's  ability to perform its  obligations under  this  Agreement;  and  DLJMC  is  not  in  default  with  respect  to any  order  of any  court, administrative  agency,  arbitrator or governmental  body so as to materially and adversely  affect the transactions contemplated by this Agreement.

                                                 SCHEDULE IIB

                  Representations and Warranties of Master Servicer - Wells Fargo Bank, N.A.

               Wells Fargo Bank, N.A.  ("Wells Fargo"),  in its capacity as Master  Servicer,  hereby makes the representations  and warranties set forth in this Schedule IIB to the Depositor,  the Trust  Administrator  and
the Trustee,  as of the Closing Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

               (i)    Wells Fargo is a national banking  association duly formed,  validly existing and in good standing  and is  qualified  under  the laws of each  state  where  required  by  applicable  law or is otherwise exempt under applicable law from such qualification.

               (ii)   Wells Fargo has all  requisite  organizational  power,  authority  and  capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due authorization and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding agreement of Wells Fargo  enforceable in accordance with its terms,  except as such enforceability may be limited by bankruptcy, insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

               (iii)  None of the  execution  and  delivery of the  Agreement,  the  consummation  of any other transaction  contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will  result  in the  breach  of,  or  constitute  a  default  under,  any  term  or  provision  of the organizational  documents of Wells Fargo or conflict with,  result in a material  breach,  violation or acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or  instrument  to  which  Wells  Fargo is a party or by which  it is  bound,  or any  statute,  order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

               (iv)   There is no action,  suit,  proceeding  or  investigation  pending,  or to Wells  Fargo's knowledge  threatened,  against Wells Fargo before any court,  administrative  agency or other tribunal
        (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the  consummation  of any of the transactions  contemplated  thereby or (c) which might  materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

               (v)    No  consent,  approval,   authorization  or  order  of  any  court,  regulatory  body  or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the  consummation of the  transactions  contemplated by the Agreement.

                                                 SCHEDULE IIC

      Representations and Warranties of Servicer and Special Servicer - Select Portfolio Servicing, Inc.

               Select Portfolio  Servicing,  Inc. ("SPS"),  in its capacities as Servicer and Special Servicer, hereby makes the representations  and warranties set forth in this Schedule IIC to the Depositor,  the Trustee, the Trust  Administrator and the Master Servicer,  as of the Closing Date, or if so specified herein, as of the
Cut-off Date or such other date as may be specified.

               (i)    SPS is a corporation  duly formed,  validly  existing and in good standing under the laws of the jurisdiction of its  incorporation  and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

               (ii)   SPS has all  requisite  corporate  power,  authority  and  capacity  to  enter  into  the
        Agreement and to perform the  obligations  required of it thereunder.  The Agreement  (assuming the due authorization  and  execution of the Agreement by the other  parties  thereto)  constitutes a valid and
        legally  binding  agreement  of  SPS  enforceable  in  accordance  with  its  terms,   except  as  such
        enforceability may be limited by bankruptcy, insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

               (iii)  None of the  execution  and  delivery of the  Agreement,  the  consummation  of any other transaction  contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will  result  in the  breach  of,  or  constitute  a  default  under,  any  term  or  provision  of the organizational  documents  of  SPS  or  conflict  with,  result  in a  material  breach,  violation  or acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or  instrument to which SPS is a party or by which it is bound,  or any statute,  order,  judgment,  or regulation applicable to SPS of any court, regulatory body,  administrative agency or governmental body having jurisdiction over SPS.

               (iv)   There is no action,  suit,  proceeding or  investigation  pending,  or to SPS's knowledge threatened,  against SPS before any court,  administrative  agency or other tribunal  (a) asserting the invalidity  of the  Agreement,  (b)  seeking to prevent  the  consummation  of any of the  transactions contemplated  thereby or (c) which might  reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

               (v)    No  consent,  approval,   authorization  or  order  of  any  court,  regulatory  body  or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and  performance by SPS of the Agreement or the  consummation of the  transactions  contemplated by the
        Agreement.

               (vi)   With  respect to each SPS Serviced  Mortgage  Loan and to the extent SPS has serviced any of the SPS Serviced  Mortgage Loans prior to the date of the  Agreement,  SPS has fully  furnished,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and complete information  (e.g.,  favorable and  unfavorable) on its borrower credit files to Equifax,  Experian and
        Trans Union Credit Information Company, on a monthly basis.

                                                 SCHEDULE IID

                      Representations and Warranties of Servicer - Wells Fargo Bank, N.A.

               Wells  Fargo  Bank,  N.A.  ("Wells  Fargo"),  in its  capacity  as  Servicer,  hereby  makes the representations  and  warranties  set forth in this  Schedule IID to the  Depositor,  the Trustee and the Trust
Administrator,  as of the Closing  Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

                      (i)    Wells  Fargo  is a  national  banking  association  duly  organized  and  in  good standing  under the laws of the United  States  and is  qualified  under the laws of each  state  where required by applicable law or is otherwise exempt under applicable law from such qualification.

                      (ii)   Wells Fargo has all  requisite  corporate  power,  authority and capacity to enter into the Agreement and to perform the obligations  required of it thereunder.  The Agreement  (assuming the due authorization and execution of the Agreement by the other parties thereto)  constitutes a valid and legally binding agreement of Wells Fargo  enforceable in accordance with its terms,  except as such enforceability  may be limited by  liquidation,  conservatorship  and similar laws  administered by the
        FDIC affecting the contract  obligations of insured banks,  and by equitable  principles  affecting the enforceability of the rights of creditors.

                      (iii)  None of the  execution  and delivery of the  Agreement,  the  consummation  of any other  transaction  contemplated  therein,  or the  fulfillment of or compliance  with the terms of the
        Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the organizational  documents of Wells Fargo or conflict with,  result in a material  breach,  violation or acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or  instrument  to  which  Wells  Fargo is a party or by which  it is  bound,  or any  statute,  order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body,  administrative agency or governmental body having jurisdiction over Wells Fargo.

                      (iv)   There  is no  action,  suit,  proceeding  or  investigation  pending,  or to Wells
        Fargo's  knowledge  threatened,  against Wells Fargo before any court,  administrative  agency or other tribunal (a) asserting the invalidity of the Agreement,  (b) seeking to prevent the consummation of any of the  transactions  contemplated  thereby or (c) which  might  materially  and  adversely  affect the performance  by Wells  Fargo of its  obligations  under,  or the  validity  or  enforceability  of, the
        Agreement.

                      (v)    No consent,  approval,  authorization  or order of any court,  regulatory  body or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Wells Fargo of the Agreement or the  consummation of the  transactions  contemplated by the Agreement.

                                                 SCHEDULE IIE

                    Representations and Warranties of Servicer - JPMorgan Chase Bank, N.A.

               JPMorgan  Chase  Bank,  N.A.  ("JPMorgan"),  in its  capacity  as  Servicer,  hereby  makes  the representations  and  warranties  set forth in this  Schedule IIE to the  Depositor,  the Trustee and the Trust
Administrator,  as of the Closing  Date, or if so specified  herein,  as of the Cut-off Date or such other date as may be specified.

                      (i)    JPMorgan is a national  banking  association  duly  organized and in good standing under the laws of the United  States and is  qualified  under the laws of each state where  required by applicable law or is otherwise exempt under applicable law from such qualification.

                      (ii)   JPMorgan has all requisite  corporate power,  authority and capacity to enter into the Agreement and to perform the  obligations  required of it thereunder.  The Agreement  (assuming the due authorization and execution of the Agreement by the other parties thereto)  constitutes a valid and legally  binding  agreement  of  JPMorgan  enforceable  in  accordance  with its terms,  except as such enforceability  may be limited by  liquidation,  conservatorship  and similar laws  administered by the
        FDIC affecting the contract  obligations of insured banks,  and by equitable  principles  affecting the enforceability of the rights of creditors.

                      (iii)  None of the  execution  and delivery of the  Agreement,  the  consummation  of any other  transaction  contemplated  therein,  or the  fulfillment of or compliance  with the terms of the
        Agreement,  will result in the breach of, or constitute a default  under,  any term or provision of the organizational  documents  of JPMorgan or conflict  with,  result in a material  breach,  violation  or acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or instrument to which JPMorgan is a party or by which it is bound,  or any statute,  order,  judgment, or  regulation  applicable  to  JPMorgan  of any  court,  regulatory  body,  administrative  agency  or governmental body having jurisdiction over JPMorgan.

                      (iv)   There is no action,  suit,  proceeding or investigation  pending, or to JPMorgan's knowledge  threatened,  against JPMorgan before any court,  administrative agency or other tribunal (a)
        asserting  the  invalidity  of the  Agreement,  (b) seeking to prevent the  consummation  of any of the transactions  contemplated  thereby or (c) which might  materially and adversely affect the performance by JPMorgan of its obligations under, or the validity or enforceability of, the Agreement.

                      (v)    No consent,  approval,  authorization  or order of any court,  regulatory  body or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by JPMorgan of the Agreement or the  consummation of the  transactions  contemplated by the Agreement.

                                                 SCHEDULE IIF

          Representations and Warranties of Servicer and Special Servicer - Ocwen Loan Servicing, LLC

               Ocwen  Loan  Servicing,   LLC  ("Ocwen"),  in  its  capacity  as  Servicer,   hereby  makes  the
representations  and  warranties  set forth in this  Schedule  IIF to the  Depositor,  the  Trustee,  the Trust
Administrator  and the Master Servicer,  as of the Closing Date, or if so specified  herein,  as of the Cut-off
Date or such other date as may be specified.

               (i)    Ocwen is a limited liability  company duly formed,  validly existing and in good standing under the laws of the  jurisdiction  of its  formation  and is  qualified  under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

               (ii)   Ocwen has all  requisite  corporate  power,  authority  and  capacity  to enter  into the
        Agreement and to perform the  obligations  required of it thereunder.  The Agreement  (assuming the due authorization  and  execution of the Agreement by the other  parties  thereto)  constitutes a valid and legally  binding  agreement  of  Ocwen  enforceable  in  accordance  with  its  terms,  except  as such enforceability may be limited by bankruptcy, insolvency,  moratorium,  reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

               (iii)  None of the  execution  and  delivery of the  Agreement,  the  consummation  of any other transaction  contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will  result  in the  breach  of,  or  constitute  a  default  under,  any  term  or  provision  of the organizational  documents  of Ocwen or  conflict  with,  result  in a  material  breach,  violation  or acceleration of or constitute a material  default under,  the terms of any indenture or other agreement or instrument to which Ocwen is a party or by which it is bound, or any statute,  order,  judgment,  or regulation  applicable to Ocwen of any court,  regulatory body,  administrative  agency or governmental body having jurisdiction over Ocwen.

               (iv)   There is no action,  suit,  proceeding or investigation  pending, or to Ocwen's knowledge threatened,  against Ocwen before any court,  administrative agency or other tribunal (a) asserting the invalidity  of the  Agreement,  (b)  seeking to prevent  the  consummation  of any of the  transactions contemplated  thereby or (c) which might  reasonably be expected to materially and adversely affect the performance by Ocwen of its obligations under, or the validity or enforceability of, the Agreement.

               (v)    No  consent,  approval,   authorization  or  order  of  any  court,  regulatory  body  or governmental agency or court is required,  under state or federal law prior to the execution,  delivery and performance by Ocwen of the Agreement or the consummation of the  transactions  contemplated by the
        Agreement.

               (vi)   With respect to each Ocwen  Serviced  Mortgage  Loan and to the extent Ocwen has serviced any of the  Ocwen  Serviced  Mortgage  Loans  prior  to the  date of the  Agreement,  Ocwen  has  fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations,  accurate and complete  information  (e.g.,  favorable and  unfavorable) on its borrower credit files to Equifax,
        Experian and Trans Union Credit Information Company, on a monthly basis.

                                                 SCHEDULE III

                           Representations and Warranties of DLJMC - Mortgage Loans

               DLJMC, in its capacity as Seller,  hereby makes the  representations and warranties set forth in this Schedule III to the Depositor,  the Trustee and the Trust Administrator,  as of the Closing Date, or if so
specified herein,  as of the Cut off Date or such other date as may be specified,  with respect to the Mortgage
Loans identified on Schedule I hereto, except as specified herein.

               (i)    The  information  set forth in  Schedule  I,  with  respect  to the  Mortgage  Loans,  is complete, true and correct in all material respects;

               (ii)   [Reserved];

               (iii)  No Mortgage Loan will be 30 or more days  delinquent  as of the Cut-off  Date.  There are no material defaults under the terms of any Mortgage Loan;

               (iv)   All taxes,  governmental  assessments,  insurance  premiums,  water,  sewer and municipal charges,  leasehold  payments or ground rents which previously  became due and owing have been paid, or escrow funds have been  established  in an amount  sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

               (v)    The terms of the Mortgage Note and the Mortgage have not been impaired,  waived,  altered or  modified  in any  respect,  except by  written  instruments  which have been  recorded  or sent for recording to the extent any such  recordation is required by law, or, necessary to protect the interest of the Depositor.  No other instrument of waiver,  alteration or modification has been executed, and no
        Mortgagor has been released,  in whole or in part,  from the terms thereof except in connection with an assumption  agreement  and which  assumption  agreement is part of the  Mortgage  File and the terms of which are reflected in Schedule IA; the substance of any such waiver,  alteration or  modification  has been  approved by the issuer of any related  Mortgage  Guaranty  Insurance  Policy and title  insurance policy, to the extent required by the related policies;

               (vi)   The Mortgage Note and the Mortgage are not subject to any right of  rescission,  set-off, counterclaim or defense,  including,  without limitation,  the defense of usury, nor will the operation of any of the terms of the Mortgage  Note or the  Mortgage,  or the  exercise of any right  thereunder, render the Mortgage  Note or Mortgage  unenforceable,  in whole or in part,  or subject to any right of rescission,  set-off,  counterclaim  or defense,  including the defense of usury,  and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

               (vii)  All buildings or other customarily  insured  improvements upon the Mortgaged Property are insured by an insurer  acceptable  under the FNMA  Guides,  against  loss by fire,  hazards of extended coverage  and such other  hazards as are  provided  for in the FNMA Guides or by FHLMC,  as well as all additional requirements set forth in Section 4.10 of this Agreement.  All such standard hazard policies are in full force and effect  and on the date of  origination  contained  a standard  mortgagee  clause naming  DLJMC and its  successors  in  interest  and  assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid. If required by the Flood  Disaster  Protection  Act of 1973, as amended,  the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current  guidelines of the Federal  Insurance  Administration  which policy conforms to FNMA and
        FHLMC  requirements,  as  well  as all  additional  requirements  set  forth  in  Section 4.10  of this
        Agreement.  Such  policy was  issued by an  insurer  acceptable  under  FNMA or FHLMC  guidelines.  The
        Mortgage obligates the Mortgagor  thereunder to maintain all such insurance at the Mortgagor's cost and expense,  and on the  Mortgagor's  failure to do so,  authorizes the holder of the Mortgage to maintain such  insurance  at the  Mortgagor's  cost and  expense  and to seek  reimbursement  therefor  from the
        Mortgagor;

               (viii) Each  Mortgage  Loan at the time it was made  complied in all material  respects with all applicable  local,  state  and  federal  laws,  including,  without  limitation,  usury,  equal  credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws;

               (ix)   The related  Mortgage is a valid,  subsisting,  enforceable  and perfected  first lien on the Mortgaged  Property,  including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged  Property and all installations  and mechanical,  electrical,  plumbing,  heating and air conditioning  systems affixed to such buildings,  and all additions,  alterations and replacements made at any time with respect to the foregoing  securing the Mortgage  Note's  original  principal  balance.
        The  Mortgage  and the  Mortgage  Note do not contain any  evidence of any  security  interest or other interest or right thereto.  Such lien is free and clear of all adverse claims,  liens and  encumbrances having  priority over the first lien, as  applicable,  of the Mortgage  subject only to (1) the lien of non-delinquent  current real property  taxes and  assessments  not yet due and payable,  (2) covenants, conditions and restrictions,  rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions  generally and either (A) which are referred to or otherwise  considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not  adversely  affect the appraised  value of the  Mortgaged  Property as set forth in such  appraisal,  and (3) other  matters to which like  properties  are commonly  subject  which do not materially  interfere with the benefits of the security  intended to be provided by the Mortgage or the use,  enjoyment,  value or marketability of the related  Mortgaged  Property.  Any security  agreement, chattel  mortgage or equivalent  document related to and delivered in connection with the Mortgage Loan establishes  and creates a valid,  subsisting,  enforceable and perfected first lien and first priority security  interest on the  property  described  therein,  and the Seller has the full right to sell and assign the same to the Depositor;

               (x)    The  Mortgage  Note and the related  Mortgage  are  original  and genuine and each is the legal,  valid and binding  obligation of the maker  thereof,  enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium,  reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

               (xi)   DLJMC or its  affiliate is the sole owner of record and holder of the  Mortgage  Loan and the indebtedness  evidenced by the Mortgage Note.  Immediately  prior to the transfer and assignment to the Depositor on the Closing  Date,  the Mortgage  Loan,  including the Mortgage Note and the Mortgage, were not subject to an assignment  or pledge,  and DLJMC had good and  marketable  title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor  free and clear of any encumbrance,  equity,  lien, pledge,  charge,  claim or security interest and has the full right and authority  subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage  Loan,  the Depositor will own such Mortgage Loan free and clear of any encumbrance,  equity,  participation  interest,  lien, pledge, charge, claim or security interest;

               (xii)  There are no  mechanics'  or  similar  liens or claims  which  have been  filed for work, labor or  material  (and no rights  are  outstanding  that  under law  could  give rise to such  liens)
        affecting  the related  Mortgaged  Property  which are or may be liens prior to or equal to the lien of the related Mortgage;

               (xiii) All  improvements  subject to the  Mortgage  which were  considered  in  determining  the appraised  value of the Mortgaged  Property lie wholly within the boundaries  and building  restriction lines of the Mortgaged  Property  (and wholly  within the project with respect to a  condominium  unit)
        except  for de  minimis  encroachments  permitted  by the FNMA  Guide and which  have been noted on the appraisal or the title policy affirmatively  insures against loss or damage by reason of any violation, variation or encroachment adverse  circumstances which is either disclosed or would have been disclosed by an accurate  survey,  and no  improvements  on  adjoining  properties  encroach  upon the  Mortgaged
        Property  except those which are insured  against by the title  insurance  policy referred to in clause
        (v) above or are acceptable  under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

               (xiv)  The  Mortgaged   Property  is  not  subject  to  any  material  damage  by  waste,  fire, earthquake,  windstorm,  flood or other  casualty.  At  origination of the Mortgage Loan there was, and there  currently  is, no  proceeding  pending for the total or partial  condemnation  of the  Mortgaged
        Property;

               (xv)   Each  Mortgage  Loan has been  serviced  in all  material  respects  in  compliance  with accepted servicing practices;

               (xvi)  With respect to each Cooperative  Loan, the related Mortgage is a valid,  enforceable and subsisting  first security  interest on the related  Cooperative  Shares securing the related  Mortgage
        Note,  subject only to (a) liens of the Cooperative  Property for unpaid  assessments  representing the
        Mortgagor's pro rata share of the Cooperative  Property's  payments for its blanket  mortgage,  current and future real property taxes,  insurance  premiums,  maintenance fees and other  assessments to which like collateral is commonly  subject and (b) other matters to which like collateral is commonly subject which do not  materially  interfere  with the benefits of the  security  intended to be provided by the
        Security  Agreement.  There  are no liens  against  or  security  interest  in the  Cooperative  Shares relating to each  Cooperative Loan (except for unpaid  maintenance,  assessments and other amounts owed to the related  Cooperative  Property which  individually  or in the aggregate will not have a material adverse effect on such Cooperative  Loan),  which have priority over DLJMC's security  interest in such
        Cooperative Shares;

               (xvii) The  Mortgage  Loan  complies  with  all  terms,   conditions  and  requirements  of  the
        originator's underwriting standards in effect at the time of origination of such Mortgage Loan;

               (xviii)Each Mortgage Loan constitutes a qualified  mortgage under  Section 860G(a)(3)(A)  of the
        Code and Treasury Regulations Section 1.860G-2(a)(1);

               (xix)  With  respect  to each  Mortgage  Loan sold by the  Seller,  to the  knowledge  of DLJMC,
        (i) no borrower obtained a prepaid  single-premium credit life, credit disability,  credit unemployment or credit property insurance policy in connection with the origination of such Mortgage Loan,  (ii) the related  Servicer of each such Mortgage Loan has fully  furnished,  in accordance  with the Fair Credit
        Reporting  Act and its  implementing  regulations,  accurate and complete  information  on its borrower credit files to Equifax,  Experian and Trans Union Credit Information  Company, on a monthly basis; and
        (iii) no Mortgage Loan will impose a Prepayment Premium for a term in excess of five years;

               (xx)   DLJMC has  delivered or caused to be delivered to the Trustee or the  Custodian on behalf of the Trustee the original  Mortgage  bearing evidence that such instruments have been recorded in the appropriate  jurisdiction where the Mortgaged Property is located as determined by DLJMC (or in lieu of the original of the Mortgage or the assignment  thereof,  a duplicate or conformed copy of the Mortgage or the  instrument of  assignment,  if any,  together  with a certificate  of receipt from DLJMC or the settlement  agent who handled the closing of the  Mortgage  Loan,  certifying  that such copy or copies represent true and correct copies represent true and correct  copy(ies) of the originals) and that such original(s)  have been or are  currently  submitted  to be  recorded  in the  appropriate  governmental recording  office of the  jurisdiction  where the Mortgaged  Property is located or a certification  or receipt of the recording authority evidencing the same;

               (xxi)  The Mortgage File contains each of the  documents  specified in  Section 2.01(b)  of this
        Agreement;

               (xxii) No  Mortgage  Loan sold by the Seller  secured  by a  Mortgaged  Property  located in the
        State of Georgia was  originated  on or after  October 1, 2002 and before March 7, 2003 and no Mortgage
        Loan secured by Mortgaged  Property  located in the State of Georgia  that was  originated  on or after
        March 7, 2003 is a "high cost home  loan" as defined in the  Georgia  Fair  Lending  Act (HB 1361),  as amended;

               (xxiii)With  respect  to each  Cooperative  Loan,  the  Cooperative  Shares  that is  pledged as security  for the  Cooperative  Loan is  held  by a  person  as a  tenant-stockholder  (as  defined  in
        Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

               (xxiv) None of the  Mortgage  Loans  sold by the  Seller  are  classified  as (a) a  "high  cost mortgage"  loan under the Home  Ownership and Equity  Protection Act of 1994 or (b) a "high cost home,"
        "covered," "high cost," "high risk home" or "predatory" loan under any other applicable state,  federal or local law;

               (xxv)  With respect to each Mortgage Loan,  (a) the  Mortgage Loan was originated by a mortgagee approved by the  Secretary  of Housing and Urban  Development  pursuant to sections  203 and 211 of the
        National Housing Act, a savings and loan association,  a savings bank, a commercial bank, credit union, insurance  company  or similar  institution  which is  supervised  and  examined  by a federal or state authority or (b) at the time the Mortgage Loan was  originated,  the  originator  was a mortgagee  duly licensed as required by the State  within which the Mortgage  Loan was  originated,  and was subject to supervision and examination conducted by the applicable State authority of such State;

               (xxvi) With respect to each  Mortgage  Loan that has a  Prepayment  Premium  feature,  each such
        Prepayment  Premium is enforceable and, at the time such Mortgage Loan was originated,  each Prepayment
        Premium  complied with applicable  federal,  state and local law,  subject to federal  preemption where applicable;

               (xxvii)       The  related  Servicer  of each  Mortgage  Loan  sold  by the  Seller  will  fully furnish,  in accordance with the Fair Credit Reporting Act and its implementing  regulations,  accurate and  complete  information  on its borrower  credit  files to Equifax,  Experian and Trans Union Credit
        Information Company, on a monthly basis;

               (xxviii)      [Reserved];

               (xxix) With respect to the Group 4 Mortgage Loans, the original  principal  balance of each such
        Mortgage Loan is within Freddie Mac's dollar amount limits for conforming one- to four-family  Mortgage
        Loans;

               (xxx)  Each  Mortgage  Loan  that is  secured  by  residential  real  property  (or a  leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

               (xxxi) No  Mortgage  Loan  sold by the  Seller  is a "High  Cost  Loan" or  "Covered  Loan,"  as
        applicable,  as such terms are defined in the then current  Standard & Poor's LEVELS® Glossary which is now Version 5.6c Revised, Appendix E, in effect as of the Closing Date; and

               (xxxii)With respect to any Mortgage Loan  originated  on or after  August 1,  2004,  neither the related Mortgage nor the related Mortgage Note requires the related  Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan.

                                                  Appendix A

                             CALCULATION OF REMIC I Y PRINCIPAL REDUCTION AMOUNTS

               REMIC I Y  Principal  Reduction  Amounts:  For any  Distribution  Date the  amounts by which the
Uncertificated  Principal Balances of the REMIC I Regular Interests Y-1, Y-2, Y-3 and Y-4,  respectively,  will be reduced on such  Distribution  Date by the allocation of Realized Losses and the  distribution of principal, determined as follows:

First,  for each of Loan Group 1, Loan Group 2, Loan Group 3 and Loan Group 4,  determine its Weighted  Average
Adjusted  Net  Mortgage  Rate  for  distributions  of  interest  that  will  be  made  on the  next  succeeding
Distribution  Date (the  "Group  Interest  Rate").  The  Principal  Reduction  Amount for each of the REMIC I Y
Certificates  will be  determined  pursuant to the  "Generic  solution  for the REMIC I Y  Principal  Reduction
Amounts" set forth below (the "Generic Solution") by making  identifications  among the actual Groups and their related REMIC I Y and Z Regular  Interests and the Weighted  Average Adjusted Net Mortgage Rates and the Groups
named in the Generic Solution and their related REMIC I Y and Z Regular Interests as follows:

A.  Determine  which Group has the lowest Group  Interest  Rate.  That Group will be  identified  with Group AA and the REMIC I Y and Z Regular  Interests  related  to that  Group will be  respectively  identified  with the
REMIC I Y-aa and Z-aa Regular  Interests.  The Group  Interest Rate for that Group will be identified  with J%.
If two or more  Groups  have  the  lowest  Group  Interest  Rate  pick  one for this  purpose,  subject  to the restriction  that  each  Group  may be  picked  only once in the  course  of any such  selections  pursuant  to paragraphs A through D of this definition.

B.  Determine  which Group has the second  lowest  Group  Interest  Rate.  That Group will be  identified  with
Group BB and the REMIC I Y and Z Regular Interests  related to that Group will be respectively  identified with the REMIC I Y-bb and Z-bb Regular  Interests.  The Group  Interest Rate for that Group will be identified  with
K%. If two or more Groups have the second  lowest Group  Interest  Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only once in the  course of any such  selections  pursuant  to paragraphs A through D of this definition.

C.  Determine  which  Group has the third  lowest  Group  Interest  Rate.  That Group will be  identified  with
Group CC and the REMIC I Y and Z Regular Interests  related to that Group will be respectively  identified with the REMIC I Y-cc and Z-cc Regular  Interests.  The Group  Interest Rate for that Group will be identified  with
L%. If two or more Groups have the third  lowest  Group  Interest  Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only once in the  course of any such  selections  pursuant  to paragraphs A through D of this definition.

D.  Determine  which Group has the fourth  lowest  Group  Interest  Rate.  That Group will be  identified  with
Group DD  and the  REMIC I Y and  REMIC I Z  Regular  Interests  related  to that  Group  will be  respectively identified  with the REMIC I Y-dd and REMIC I Z-dd Regular  Interests.  The Group  Interest Rate for that Group will be  identified  with M%. If two or more Groups have the fourth  lowest  Group  Interest  Rate pick one for this  purpose,  subject to the  restriction  that each Group may be picked  only once in the course of any such selections pursuant to paragraphs A through D of this definition.

Second,  apply the Generic Solution set forth below to determine the REMIC I Y Principal  Reduction Amounts for the Distribution Date using the identifications made above.

               Generic Solution for the REMIC I Y Principal  Reduction Amounts:  For any Distribution Date, the
amounts by which the  Uncertificated  Principal Balances of the REMIC I YAA, YBB, YCC and YDD Regular Interests
respectively  will  be  reduced  on such  Distribution  Date  by the  allocation  of  Realized  Losses  and the distribution of principal, determined as follows:

For purposes of the succeeding formulas the following symbols shall have the meanings set forth below:

J% =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group AA for interest to be  distributed  on the next succeeding Distribution Date.

K% =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group BB for interest to be  distributed  on the next succeeding Distribution Date.

L% =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group CC for interest to be  distributed  on the next succeeding Distribution Date.

M% =    the Weighted  Average  Adjusted Net Mortgage  Rate for Group DD for interest to be  distributed  on the next succeeding Distribution Date.

For purposes of the succeeding definitions and formulas, it is required that J%<=K%<=L%<=M%.

PAAB =  the  Subordinate  Component  Balance  for  Group  AA  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PBBB =  the  Subordinate  Component  Balance  for  Group  BB  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PCCB =  the  Subordinate  Component  Balance  for  Group  CC  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

PDDB =  the  Subordinate  Component  Balance  for  Group  DD  after  the  allocation  of  Realized  Losses  and distributions of principal on such Distribution Date.

R =     the Remittance Rate on the Subordinate Certificates
    =   (J%PAAB + K%PBBB + L%PCCB + M%PDDB)/( PAAB + PBBB + PCCB + PDDB)

R1 =    the  weighted  average of the  Remittance  Rates on the Group AA-L,  Group BB-L and Group CC-L  Regular
        Interests (other than any Class P-L or Class X-L Regular  Interests or portions thereof related to such
        Groups)
    =
        (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk) + M%(Pll - ΔPll))/(Pjj - ΔPjj + Pkk - ΔPkk + Pll - ΔPll)

R2 =    the  weighted  average of the  Remittance  Rates on the Group BB-L,  Group CC-L and Group DD-L  Regular
        Interests (other than any Class X-L or Class P-L Regular  Interests or portions thereof related to such
        Groups)
     =
(K%(Pkk - ΔPkk) + L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pkk - ΔPkk + Pll - ΔPll + Pmm - ΔPmm)

R3 =    the weighted average of the Remittance Rates on the Group AA-L and Group BB-L Regular  Interests (other than any Class P-L or Class X-L Regular Interests or portions thereof related to such Groups)
     =   (J%(Pjj - ΔPjj) + K%(Pkk - ΔPkk))/(Pjj - ΔPjj + Pkk - ΔPkk)

R4 =    the weighted average of the Remittance Rates on the Group CC-L and Group DD-L Regular  Interests (other than any Class X-L or Class P-L Regular Interests or portions thereof related to such Groups)
             = (L%(Pll - ΔPll) + M%(Pmm - ΔPmm))/(Pll - ΔPll + Pmm - ΔPmm)

r1 =    the weighted average of the Class Y-aa, Class Y-bb and Class Y-cc Remittance Rates
   =    (J% Yjj + K% Ykk + L% Yll)/(Yjj + Ykk + Yll)

r2 =    the weighted average of the Class Y-bb, Class Y-cc and Class Y-dd Remittance Rates
        = (K% Ykk + L% Yll + M% Ymm)/(Ykk + Yll + Ymm)

r3 =    the weighted average of the Class Y-aa and Class Y-bb Remittance Rates
   =     (J% Yjj + K% Ykk)/(Yjj + Ykk)

r4 =    the weighted average of the Class Y-cc and Class Y-dd Remittance Rates
   =    (L% Yll + M% Ymm)/(Yll + Ymm)

Yjj =   the  principal  balance  of  the  Class  Y-aa  Regular  Interests  after  distributions  on  the  prior
        Distribution Date.

Ykk =   the  principal  balance  of  the  Class  Y-bb  Regular  Interests  after  distributions  on  the  prior
        Distribution Date.

Yll =   the  principal  balance  of  the  Class  Y-cc  Regular  Interests  after  distributions  on  the  prior
        Distribution Date.

Ymm =   the  principal  balance  of  the  Class  Y-dd  Regular  Interests  after  distributions  on  the  prior
        Distribution Date.

ΔYjj =   the Class Y-aa Principal Reduction Amount.

ΔYkk =   the Class Y-bb Principal Reduction Amount.

ΔYll =   the Class Y-cc Principal Reduction Amount.

ΔYmm =   the Class Y-dd Principal Reduction Amount.

Pjj =   the aggregate  principal balance of the Class Y-aa and Class Z-aa Regular Interests after distributions on the prior  Distribution  Date,  which is equal to the  aggregate  principal  balance of the Group AA
        Loans  reduced by the  portion,  if any,  of the  Principal  Balance of  Component  I of the Class AR-L
        Certificate derived from Group AA Loans.

Pkk =   the aggregate  principal balance of the Class Y-bb and Class Z-bb Regular Interests after distributions on the prior  Distribution  Date,  which is equal to the  aggregate  principal  balance of the Group BB
        Loans  reduced by the  portion,  if any,  of the  Principal  Balance of  Component  I of the Class AR-L
        Certificate derived from Group BB Loans.

Pll =   the aggregate  principal balance of the Class Y-cc and Class Z-cc Regular Interests after distributions on the prior  Distribution  Date,  which is equal to the  aggregate  principal  balance of the Group CC
        Loans  reduced by the  portion,  if any,  of the  Principal  Balance of  Component  I of the Class AR-L
        Certificate derived from Group CC Loans.

Pmm =   the aggregate  principal balance of the Class Y-dd and Class Z-dd Regular Interests after distributions on the prior  Distribution  Date,  which is equal to the  aggregate  principal  balance of the Group DD
        Loans  reduced by the  portion,  if any,  of the  Principal  Balance of  Component  I of the Class AR-L
        Certificate derived from Group DD Loans.

ΔPjj =   the aggregate  principal  reduction resulting on such Distribution Date on the Group AA Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (d)(i)
        or (d)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and  realized  losses to be allocated on such Distribution  Date,  reduced by the portion,  if any, of such reduction  allocable to
        Component I of the Class AR-L Certificate,  which is equal to the aggregate of the Class Y-aa and Class
        Z-aa Principal Reduction Amounts.

ΔPkk=    the aggregate  principal  reduction resulting on such Distribution Date on the Group BB Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (d)(i)
        or (d)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and  realized  losses to be allocated on such Distribution  Date,  reduced by the portion,  if any, of such reduction  allocable to
        Component I of the Class AR-L Certificate,  which is equal to the aggregate of the Class Y-bb and Class
        Z-bb Principal Reduction Amounts.

ΔPll =   the aggregate  principal  reduction resulting on such Distribution Date on the Group CC Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (d)(i)
        or (d)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and  realized  losses to be allocated on such Distribution  Date,  reduced by the portion,  if any, of such reduction  allocable to
        Component I of the Class AR-L Certificate,  which is equal to the aggregate of the Class Y-cc and Class
        Z-cc Principal Reduction Amounts.

ΔPmm =   the aggregate  principal  reduction resulting on such Distribution Date on the Group DD Loans as a result of principal  distributions  (exclusive of any amounts distributed  pursuant to clauses (d)(i)
        or (d)(ii) of the  definition  of REMIC I  Distribution  Amount) to be made and  realized  losses to be allocated on such Distribution  Date,  reduced by the portion,  if any, of such reduction  allocable to
        Component I of the Class AR-L Certificate,  which is equal to the aggregate of the Class Y-dd and Class
        Z-dd Principal Reduction Amounts.

α =      .0005

γ1 =     (R - R1)/(M% - R). If R=>L%,  γ1 is a non-negative  number unless its denominator is zero, in which event it is undefined.

γ2 =     (R - J%)/(R2 - R).  If R<K%, γ2 is a non-negative number.

γ3 =     (R - R3)/(R4 - R). If K%<=R<=L%,  γ3 is a  non-negative  number unless its  denominator is zero, in which case it is undefined.

If  γ1  is  undefined,  ΔYjj  =  Yjj,  ΔYkk  =  Ykk,  ΔYll  =  Yll,  and  ΔYmm  =
        (Ymm/Pmm)ΔPmm.

If γ2 is zero,  ΔYjj =  (Yjj/Pjj)ΔPjj,  ΔYkk = Ykk,  ΔYll = Yll and  ΔYmm =
        Ymm.

If K%<=R<=L% and γ3 is undefined,  ΔYjj = Yjj,  ΔYkk = Ykk,  ΔYmm = Ymm, and ΔYll
        = (Yll/Pll)ΔPll.

If K%<=R<=L% and γ3 is zero,  ΔYkk =  (Ykk/Pkk)ΔPkk,  ΔYjj = Yjj,  ΔYll = Yll and
        ΔYmm = Ymm.

In the remaining situations, ΔYjj, ΔYkk, ΔYll and ΔYmm shall be defined as follows:

I.  If R=>L%, make the following additional definitions:

δYjj =   0,                                                       if R1< r1;
        (R1- r1)( Yjj + Ykk + Yll)Yjj/((R1 - J%)Yjj + (R1 - K%)Ykk),    if R1=> r1 and R1=>K%; and
        (R1- r1)( Yjj + Ykk + Yll)/(R1 - J%),                           if R1=> r1 and R1<K%;

δYkk =   0,                                                       if R1< r1 and R1=>K%;
        (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - K%)Ykk + (R1 - L%)Yll),    if R1< r1 and R1<K%;
        (R1- r1)( Yjj + Ykk + Yll)Ykk/((R1 - J%)Yjj + (R1 - K%)Ykk),    if R1=> r1 and R1=>K%; and
        0,                                                       if R1=> r1 and R1<K%; and

δYll =   (R1- r1)( Yjj + Ykk + Yll)/(R1 - L%),                            if R1< r1 and R1=>K%;
        (R1- r1)( Yjj + Ykk + Yll)Yll/((R1 - K%)Ykk + (R1 - L%)Yll),    if R1< r1 and R1<K%; and
        0,                                                       if R1=> r1.

δY1,  δYkk,  and δYll are numbers between Yjj and 0, Ykk and 0, and Yll and 0,  respectively, such that
        (J%(Yjj -  δYjj)  + K%( Ykk.-  δYkk)  + L%( Yll.-  δYll))/(Yjj  -  δYjj + Ykk.-
        δYkk + Yll.- δYll) = R1.

Y5 =    Yjj - δYjj + Ykk.- δYkk + Yll.- δYll

P5 =    Pjj + Pkk + Pll.

ΔP5 =    ΔPjj + ΔPkk + ΔPll.

ΔY5 =   ΔYjj - δYjj + ΔYkk.- δYkk + ΔYll.- δYll

1.  If Ymm - α(Pmm - ΔPmm) => 0, Y5-  α(P5 - ΔP5) => 0, and  γ1(P5 - ΔP5) <
    (Pmm         -         ΔPmm),          ΔYmm = Ymm - αγ1(P5 - ΔP5)         and
    ΔY5 = Y5 - α(P5 - ΔP5).

2.  If  Ymm - α(Pmm - ΔPmm)  => 0,  Y5 - α(P5 - ΔP5) => 0, and γ1(P5 - ΔP5)
    =>             (Pmm - ΔPmm),             ΔYmm = Ymm - α(Pmm - ΔPmm)             and
    ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

3.  If      Ymm - α(Pmm - ΔPmm)     <     0,     Y5 - α(P5 - ΔP5)     =>     0,     and
    Y5 - α(P5 - ΔP5)  =>  Y5 - (Ymm/γ1),   ΔYmm = Ymm - αγ1(P5 - ΔP5)
    and ΔY5 = Y5 - α(P5 - ΔP5).

4.  If             Ymm - α(Pmm - ΔPmm) < 0,              Y5 - (Ymm/γ1) => 0,              and
    Y5 - α(P5 - ΔP5) <= Y5 - (Ymm/γ1), ΔYmm = 0 and ΔY5 = Y5 - (Ymm/γ1).

5.  If               Y5 - α(P5 - ΔP5) < 0,               Y5 - (Ymm/γ1) < 0,               and
    Ymm - α(Pmm - ΔPmm) <= Ymm - (γ1Y5), ΔYmm = Ymm - (γ1Y5) and ΔY5 = 0.

6.  If     Y5 - α(P5 - ΔP5)     <     0,      Ymm - α(Pmm - ΔPmm)     =>     0,     and
    Ymm - α(Pmm - ΔPmm)  =>  Ymm - (γ1Y5),  ΔYmm = Ymm - α(Pmm - ΔPmm)  and
    ΔY5 = Y5 - (α/γ1)(Pmm - ΔPmm).

ΔYjj = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)] ΔY5

ΔYkk = δYkk + [(Ykk - δYkk)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)]ΔY5

ΔYll = δYll + [(Yll - δYll)/(Yjj - δYjj + Ykk - δYkk + Yll - δYll)]ΔY5

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized
Losses and defining  the Class Y and Class Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

    1.  Making the ratio of Ymm to Y5 equal to γ1 after taking account of the allocation  Realized Losses and the  distributions  that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal  Reduction  Amount for each of the Class Y-aa, Class Y-bb, Class
        Y-cc, Class Y-dd, Class Z-aa, Class Z-bb,  Class Z-cc and Class Z-dd Regular  Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the Class Y-aa  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and
        Class Z-aa Principal  Balances,  the Class Y-bb  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-bb and Class Z-bb Principal Balances,  the Class Y-bb Principal Balance less than or equal to 0.0005 of the sum of the Class  Y-cc and Class  Z-cc  Principal  Balances  and the Class  Y-dd
        Principal  Balance  less than or equal to 0.0005 of the sum of the Class Y-dd and Class Z-dd  Principal
        Balances in each case after giving effect to allocations  of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction  whose  numerator is Ymm and whose  denominator is the sum of Ymm and Class Z-dd Principal  Balance and (b) the fraction whose  numerator is Y5 and whose  denominator is the sum of Y5, the Class Z-aa Principal  Balance,  the Class Z-bb Principal  Balance and the Class Z-cc
        Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class Y Principal  Reduction Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to accomplish  such goals within the  requirement  that each Class Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the principal  portion of Realized Losses to be allocated on the related  Distribution  Date for the related  Group  remaining  after the  allocation  of such  Realized  Losses to the  related  Class P-M  Regular
Interest (if any) and (b) the  remainder of the portion of the REMIC I Available  Distribution  Amount  derived from the related Group after reduction  thereof by the  distributions to be made on such  Distribution Date (i)
to the related Class P-M Regular  Interest (if any), (ii) to the related Class X-M Regular  Interests and (iii)
in respect of interest on the related Class Y and Class Z Regular  Interests,  or, if both of such goals cannot be  accomplished  within such  requirement,  such adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the  provisions of the definition of the Class Y
Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the requirement set forth in the preceding  sentence.  If the formula  allocation of ΔY5 among ΔYjj,  ΔYkk and ΔYll cannot be achieved  because either ΔYjj as so defined is greater than ΔPjj,  ΔYkk as so defined is greater than ΔPkk or ΔYll as so defined is greater than ΔPll,  such an  allocation  shall be made as close as possible to the formula  allocation  within the requirement that ΔYjj < ΔPjj,  ΔYkk < ΔPkk and ΔYll
< ΔPll.

II.  If R<=K%, make the following additional definitions:

δYkk =   0,                                                       if R2< r2;
        (R2- r2)( Ykk + Yll + Ymm)Ykk/((R2 - K%)Ykk + (R2 - L%)Yll),    if R2=> r2 and R2=>L%; and
        (R2- r2)( Ykk + Yll + Ymm)/(R2 - K%),                           if R2=> r2 and R2<L%;

δYll =   0,                                                       if R2< r2 and R2=>L%;
        (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - L%)Yll + (R2 - M%)Ymm),    if R2< r2 and R2<L%;
        (R2- r2)( Ykk + Yll + Ymm)Yll/((R2 - K%)Ykk + (R2 - L%)Yll),    if R2=> r2 and R2=>L%; and
        0,                                                       if R2=> r2 and R2<L%; and

δYmm =   (R2- r2)( Ykk + Yll + Ymm)/(R2 - M%),                            if R2< r2 and R2=>L%;
        (R2- r2)( Ykk + Yll + Ymm)Ymm/((R2 - L%)Yll + (R2 - M%)Ymm),    if R2< r2 and R2<L%; and
        0,                                                       if R2=> r2.

δYkk,  δYll,  and δYmm are numbers between Ykk and 0, Yll and 0, and Ymm and 0, respectively, such that
        (K%(Ykk -  δYkk)  + L%( Yll.-  δYll)  + M%( Ymm.-  δYmm))/(Ykk  -  δYkk + Yll.-
        δYll + Ymm.- δYmm) = R2.

Y6 =    Ykk - δYkk + Yll.- δYll + Ymm.- δYmm

P6 =    Pkk + Pll + Pmm.

ΔP6 =    ΔPkk + ΔPll + ΔPmm.

ΔY6 =   ΔYkk - δYkk + ΔYll.- δYll + ΔYmm.- δYmm

1.  If Y6 - α(P6 - ΔP6) => 0, Yjj-  α(Pjj - ΔPjj) => 0, and  γ2(Pjj - ΔPjj)
    <       (P6       -        ΔP6),        ΔY6 = Y6 - αγ2(Pjj - ΔPjj)        and
    ΔYjj = Yjj - α(Pjj - ΔPjj).

2.  If     Y6 - α(P6 - ΔP6)     =>     0,     Yjj - α(Pjj - ΔPjj)     =>     0,     and
    γ2(Pjj - ΔPjj)     =>    (P6 - ΔP6),     ΔY6 = Y6 - α(P6 - ΔP6)     and
    ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

3.  If     Y6 - α(P6 - ΔP6)     <     0,      Yjj - α(Pjj - ΔPjj)     =>     0,     and
    Yjj - α(Pjj - ΔPjj) => Yjj - (Y6/γ2),  ΔY6 = Y6 - αγ2(Pjj - ΔPjj)
    and ΔYjj = Yjj - α(Pjj - ΔPjj).

4.  If              Y6 - α(P6 - ΔP6) < 0,               Yjj - (Y6/γ2) => 0,               and
    Yjj - α(Pjj - ΔPjj) <= Yjj - (Y6/γ2), ΔY6 = 0 and ΔYjj = Yjj - (Y6/γ2).

5.  If              Yjj - α(Pjj - ΔPjj) < 0,              Yjj - (Y6/γ2) < 0,              and
    Y6 - α(P6 - ΔP6) <= Y6 - (γ2Yjj), ΔY6 = Y6 - (γ2Yjj) and ΔYjj = 0.

6.  If      Yjj - α(Pjj - ΔPjj)     <     0,     Y6 - α(P6 - ΔP6)     =>     0,     and
    Y6 - α(P6 - ΔP6)    =>   Y6 - (γ2Yjj),    ΔY6 = Y6 - α(P6 - ΔP6)    and
    ΔYjj = Yjj - (α/γ2)(P6 - ΔP6).

ΔYkk = δYkk + [(Ykk - δYkk)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)] ΔY6

ΔYll = δYll + [(Yll - δYll)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)] ΔY6

ΔYmm = δYmm + [(Ymm - δYmm)/(Ykk - δYkk + Yll - δYll + Ymm - δYmm)]Δ Y6

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized
Losses and defining  the Class Y and Class Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

    1.  Making the ratio of Y6 to Yjj equal to γ2 after taking account of the allocation  Realized Losses and the  distributions  that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal  Reduction  Amount for each of the Class Y-aa, Class Y-bb, Class
        Y-cc, Class Y-dd,  Class Z-aa, Class Z-bb, Class Z-cc and Class Z-dd Regular  Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the Class Y-aa  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and
        Class Z-aa Principal  Balances,  the Class Y-bb  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-bb and Class Z-bb Principal Balances,  the Class Y-bb Principal Balance less than or equal to 0.0005 of the sum of the Class  Y-cc and Class  Z-cc  Principal  Balances  and the Class  Y-dd
        Principal  Balance  less than or equal to 0.0005 of the sum of the Class Y-dd and Class Z-dd  Principal
        Balances in each case after giving effect to allocations  of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction  whose  numerator is Yjj and whose  denominator is the sum of Yjj and Class Z-aa Principal  Balance and (b) the fraction whose  numerator is Y6 and whose  denominator is the sum of Y6, the Class Z-bb Principal  Balance,  the Class Z-cc Principal  Balance and the Class Z-dd
        Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class Y Principal  Reduction Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to accomplish  such goals within the  requirement  that each Class Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the principal  portion of Realized Losses to be allocated on the related  Distribution  Date for the related  Group  remaining  after the  allocation  of such  Realized  Losses to the  related  Class P-M  Regular
Interest (if any) and (b) the  remainder of the portion of the REMIC I Available  Distribution  Amount  derived from the related Group after reduction  thereof by the  distributions to be made on such  Distribution Date (i)
to the related Class P-M Regular  Interest (if any), (ii) to the related Class X-M Regular  Interests and (iii)
in respect of interest on the related Class Y and Class Z Regular  Interests,  or, if both of such goals cannot be  accomplished  within such  requirement,  such adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the  provisions of the definition of the Class Y
Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the requirement set forth in the preceding  sentence.  If the formula  allocation of ΔY6 among ΔYkk,  ΔYll and ΔYmm cannot be achieved  because either ΔYkk as so defined is greater than ΔPkk,  ΔYll as so defined is greater than ΔPll or ΔYmm as so defined is greater than ΔPmm,  such an  allocation  shall be made as close as possible  to the formula  allocation  within the  requirement  that  ΔYkk < ΔPkk,  ΔYll < ΔPll  and
ΔYmm < ΔPmm.

III.  If K%<=R<=L%, make the following additional definitions:

δYjj =   0,                                                       if R3< r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - J%),                                 if R3=> r3;

δYkk =   0,                                                       if R3=> r3; and
        (R3- r3)( Yjj + Ykk)/(R3 - K%),                                 if R3< r3;

δYll =   0,                                                       if R4< r4; and
        (R4- r4)(Yll + Ymm)/(R4 - L%),                                  if R4=> r4; and

δYmm =   (R4- r4)(Yll + Ymm)/(R4 - M%),                                   if R4< r4; and
        0,                                                       if R4=> r4.

δYjj,  δYkk,  δYll,  and δYmm are numbers  between Yjj and 0, Ykk and 0, Yll and 0, and
        Ymm and 0, respectively, such that
        (J%(Yjj - δYjj) + K%(Ykk.- δYkk))/(Yjj - δYjj + Ykk.- δYkk) = R3 and
        (L%(Yll - δYll) + M%(Ymm.- δYmm))/(Yll - δYll + Ymm.- δYmm) = R4.

Y7 =    Yjj - δYjj + Ykk.- δYkk

P7 =    Pjj + Pkk.

ΔP7 =    ΔPjj + ΔPkk.

ΔY7 =   ΔYjj - δYjj + ΔYkk.- δYkk.

Y8 =    Yll.- δYll + Ymm.- δYmm.

P8 =    Pll + Pmm.

ΔP8 =    ΔPll + ΔPmm.

ΔY8 =   ΔYll.- δYll + ΔYmm.- δYmm

1.  If Y8 - α(P8 - ΔP8)  => 0, Y7-  α(P7 - ΔP7)  => 0, and  γ3(P7  - ΔP7) <
    (P8          -          ΔP8),           ΔY8 = Y8 - αγ3(P7 - ΔP7)          and
    ΔY7 = Y7 - α(P7 - ΔP7).

2.  If  Y8 - α(P8 - ΔP8)  => 0,  Y7 - α(P7 - ΔP7) => 0, and γ3(P7 - ΔP7) =>
    (P8 - ΔP8),                        ΔY8 = Y8 - α(P8 - ΔP8)                       and
    ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

3.  If Y8 - α(P8 - ΔP8) < 0,  Y7 - α(P7 - ΔP7)  => 0, and  Y7 - α(P7 - ΔP7)
    =>           Y7 - (Y8/γ3),            ΔY8 = Y8 - αγ3(P7 - ΔP7)            and
    ΔY7 = Y7 - α(P7 - ΔP7).

4.  If               Y8 - α(P8 - ΔP8) < 0,               Y7 - (Y8/γ3) => 0,               and
    Y7 - α(P7 - ΔP7) <= Y7 - (Y8/γ3), ΔY8 = 0 and ΔY7 = Y7 - (Y8/γ3).

5.  If               Y7 - α(P7 - ΔP7) < 0,                Y7 - (Y8/γ3) < 0,               and
    Y8 - α(P8 - ΔP8) <= Y8 - (γ3Y7), ΔY8 = Y8 - (γ3Y7) and ΔY7 = 0.

6.  If Y7 - α(P7 - ΔP7) < 0,  Y8 - α(P8 - ΔP8)  => 0, and  Y8 - α(P8 - ΔP8)
    =>              Y8 - (γ3Y7),               ΔY8 = Y8 - α(P8 - ΔP8)               and
    ΔY7 = Y7 - (α/γ3)(P8 - ΔP8).

ΔYjj = δYjj + [(Yjj - δYjj)/(Yjj - δYjj + Ykk - δYkk)] ΔY7

ΔYkk = δYkk + [(Ykk - δYkk)/( Yjj - δYjj + Ykk - δYkk)]ΔY7

ΔYll = δYll + [(Yll - δYll)/(Yll - δYll + Ymm - δYmm)] ΔY8

ΔYmm = δYmm + [(Ymm - δYmm)/(Yll - δYll + Ymm - δYmm)] ΔY8

The purpose of the foregoing  definitional  provisions together with the related provisions allocating Realized
Losses and defining  the Class Y and Class Z Principal  Distribution  Amounts is to  accomplish  the  following goals in the following order of priority:

    1.  Making the ratio of Y8 to Y7 equal to γ3 after taking account of the allocation  Realized  Losses and the  distributions  that will be made through end of the Distribution Date to which such provisions relate and assuring that the Principal  Reduction  Amount for each of the Class Y-aa, Class Y-bb, Class
        Y-cc, Class Y-dd,  Class Z-aa, Class Z-bb, Class Z-cc and Class Z-dd Regular  Interests is greater than or equal to zero for such Distribution Date;
    2.  Making the Class Y-aa  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-aa and
        Class Z-aa Principal  Balances,  the Class Y-bb  Principal  Balance less than or equal to 0.0005 of the sum of the Class Y-bb and Class Z-bb Principal Balances,  the Class Y-bb Principal Balance less than or equal to 0.0005 of the sum of the Class  Y-cc and Class  Z-cc  Principal  Balances  and the Class  Y-dd
        Principal  Balance  less than or equal to 0.0005 of the sum of the Class Y-dd and Class Z-dd  Principal
        Balances in each case after giving effect to allocations  of Realized  Losses and  distributions  to be made through the end of the Distribution Date to which such provisions relate; and
    3.  Making the larger of (a) the fraction  whose  numerator is Y7 and whose  denominator  is the sum of Y7, the Class Z-aa  Principal  Balance  and the Class Z-bb  Principal  Balance and (b) the  fraction  whose numerator is Y8 and whose  denominator is the sum of Y8, the Class Z-cc Principal Balance and the Class
        Z-dd Principal Balance as large as possible while remaining less than or equal to 0.0005.

In the event of a failure of the foregoing  portion of the definition of Class Y Principal  Reduction Amount to accomplish  both of goals 1 and 2 above,  the amounts  thereof  should be adjusted to so as to accomplish  such goals within the  requirement  that each Class Y Principal  Reduction  Amount must be less than or equal to the sum of (a) the principal  portion of Realized Losses to be allocated on the related  Distribution  Date for the related  Group  remaining  after the  allocation  of such  Realized  Losses to the  related  Class P-M  Regular
Interest (if any) and (b) the  remainder of the portion of the REMIC I Available  Distribution  Amount  derived from the related Group after reduction  thereof by the  distributions to be made on such  Distribution Date (i)
to the related Class P-M Regular  Interest (if any), (ii) to the related Class X-M Regular  Interests and (iii)
in respect of interest on the related Class Y and Class Z Regular  Interests,  or, if both of such goals cannot be  accomplished  within such  requirement,  such adjustment as is necessary shall be made to accomplish goal 1 within such  requirement.  In the event of any conflict  among the  provisions of the definition of the Class Y
Principal  Reduction  Amounts,  such conflict shall be resolved on the basis of the goals and their  priorities set forth above within the requirement set forth in the preceding  sentence.  If the formula  allocation of ΔY7 between  ΔYjj and ΔYkk,  or of ΔY8 between ΔYll and ΔYmm cannot be achieved  because  either ΔYjj as so defined is greater  than ΔPjj,  ΔYkk as so defined  is greater  than ΔPkk,  ΔYll as so defined is greater  than ΔPll or
ΔYmm as so defined is greater than ΔPmm,  such an allocation  shall be made as close as possible to the formula allocation within the requirement that ΔYjj < ΔPjj, ΔYkk < ΔPkk, ΔYll < ΔPll and ΔYmm < ΔPmm.

NOTES:

1.      REMIC I YAA and ZAA  Regular  Interests  are  related to Loan  Group AA. The sum of the  Uncertificated
Principal  Balances for the REMIC I YAA and ZAA Regular  Interests is equal to the aggregate  stated  principal balance of the  Mortgage  Loans in Loan Group AA.  REMIC I YBB and ZBB  Regular  Interests  are related to Loan
Group  BB.  The sum of the  Uncertificated  Principal  Balances  for the  REMIC I YBB and  REMIC I ZBB  Regular
Interests is equal to the aggregate  stated  principal  balance of the Mortgage Loans in Loan Group BB. REMIC I
YCC and ZCC  Regular  Interests  are  related  to  Loan  Group  CC.  The  sum of the  Uncertificated  Principal
Balances for the REMIC I YCC and ZCC Regular  Interests is equal to the aggregate stated  principal  balance of the  Mortgage  Loans in Loan Group CC.  REMIC I YDD and ZDD  Regular  Interests  are  related to Loan Group DD.
The sum of the  Uncertificated  Principal  Balances  for the REMIC I YDD and ZDD Regular  Interests is equal to the  aggregate  stated  principal  balance of the Mortgage  Loans in Loan Group DD. The REMIC I Y and Z Regular
Interests will be principal and interest  classes  bearing  interest at the  pass-through  rate for the related
Loan Group.

2.      The Class CB pass-through  rate is the weighted average of the  pass-through  rates on the REMIC I YAA,
YBB, YCC, and YDD Regular Interests.